UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kathleen L. Prudhomme

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: April 30

Date of reporting period: October 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Municipal Bond Funds

It’s not what you earn, it’s what you keep.®

Semi-Annual Report October 31, 2016

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class C2	Class R6	Class I

Nuveen All-American Municipal Bond Fund	FLAAX	FACCX	FAACX	FAAWX	FAARX
Nuveen Inflation Protected Municipal Bond Fund	NITAX	NAADX	NIPCX	—	NIPIX
Nuveen Intermediate Duration Municipal Bond Fund	NMBAX	NNCCX	NNSCX	—	NUVBX
Nuveen Limited Term Municipal Bond Fund	FLTDX	FAFJX	FLTCX	—	FLTRX
Nuveen Short Term Municipal Bond Fund	FSHAX	NAAEX	NSVCX	—	FSHYX

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

After a sluggish first half of 2016, the U.S. economy gained some momentum in the third quarter. In fact, it was the economy’s strongest quarterly acceleration in two years, propelled by healthy consumer spending, a temporary surge in exports and a turnaround in inventories. As the year winds down, 2016 looks on track to deliver the same steady-but-slow growth that has characterized the seven-year recovery.

A year ago, the U.S. Federal Reserve (Fed) took the first step toward policy “normalization” by raising its benchmark interest rate at its December 2015 meeting. Speculation about the Fed’s intentions since then has been a strong influence on the markets throughout 2016. After remaining on hold for a year, the Fed judged that the economy’s modest growth, the return to “full” employment and an uptick in inflation were sufficient to raise the target rate at the December 2016 meeting.

Global conditions continue to look subdued by comparison. Investors continue to adjust to the idea of a slower Chinese economy, which has helped commodity prices stabilize and lift global inflation expectations. The U.K.’s June 23rd “Brexit” vote to leave the European Union introduced a new set of economic and political uncertainties to the already fragile conditions across Europe. Moreover, there are growing concerns that global central banks’ unprecedented efforts to revive growth may be showing signs of fatigue. Interest rates are currently negative in Europe and Japan and near or at zero in the U.S., U.K. and elsewhere; nonetheless, growth has remained subdued.

Since the election, U.S. stocks have rallied strongly on expectations that the Republican controlled Congress and Trump administration will pursue more business friendly policies. But the details have yet to be seen. Given muted global growth, the risk of policy errors by central banks around the world, the unfolding Brexit process and an uncertain political outlook (not just in the U.S. but also in Europe), we anticipate that turbulence remains on the horizon for the time being. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

December 22, 2016

4	NUVEEN

Portfolio Managers’

Comments

Nuveen All-American Municipal Bond Fund

Nuveen Inflation Protected Municipal Bond Fund

Nuveen Intermediate Duration Municipal Bond Fund

Nuveen Limited Term Municipal Bond Fund

Nuveen Short Term Municipal Bond Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. John V. Miller, CFA, and Timothy T. Ryan, CFA, manage the Nuveen All-American Municipal Bond Fund. John began managing this Fund in 2010 and Tim joined him currently in November 2016. Daniel J. Close, CFA, and Douglas M. Baker, CFA, have managed the Nuveen Inflation Protected Municipal Bond Fund since its inception in 2011. Paul L. Brennan, CFA, has managed the Nuveen Intermediate Duration Municipal Bond Fund since 2007 and the Nuveen Limited Term Municipal Bond Fund since 2006. Christopher L. Drahn, CFA, has managed the Nuveen Short Term Municipal Bond Fund since 2002.

During the current reporting period, the investment policy changed for the Nuveen Inflation Protected Securities Fund. Under the new policy, the Fund attempts to maintain an average effective duration between three and ten years.

Effective November 8, 2016 (subsequent to the close of the reporting period), Douglas J. White is no longer a portfolio manager for Nuveen All-American Municipal Bond Fund and Timothy T. Ryan was added as a portfolio manager for the Fund.

Recently, the portfolio managers discussed key investment strategies and the Funds’ performance for the six-month reporting period ended October 31, 2016.

How did the Funds perform for the six-month reporting period ended October 31, 2016?

The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide each Fund’s total return performance information for the applicable six-month, one-year, five-year, ten-year and since-inception periods ended October 31, 2016.

The returns for each Fund’s Class A Shares at net asset value (NAV) are compared to the performance of its corresponding market index and Lipper classification average. During this reporting period, the Nuveen All-American Municipal Bond Fund and Nuveen Inflation Protected Municipal Bond Fund outperformed their respective benchmarks, while the other Funds in this report trailed their market indexes.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

Meanwhile, the Nuveen All-American Municipal Bond Fund and Nuveen Inflation Protected Municipal Bond Fund outperformed their corresponding peer group averages, the Nuveen Intermediate Duration Municipal Bond Fund finished roughly in line with its peer group average, and the Nuveen Limited Term Municipal Bond Fund and Nuveen Short Term Municipal Bond Fund modestly trailed their corresponding peer group averages.

Nuveen All-American Municipal Bond Fund

For the six months ended October 31, 2016, the Nuveen All-American Municipal Bond Fund’s Class A Shares at NAV outperformed the S&P Municipal Bond Index and the Lipper General & Insured Municipal Debt Funds Classification Average.

Compared with the S&P Municipal Bond Index, the Fund added value through security and sector selection, especially among hospital and resource recovery bonds. Also, in the local general obligation bond sector, the Fund’s position in bonds issued by the Chicago Board of Education performed particularly well, reflecting perceived improvement in the securities’ credit quality and a more favorable political backdrop for investors in the issuer.

The Fund also benefited from transportation bond investments, especially those of the San Joaquin Hills toll road (California) and the Pennsylvania Turnpike. Other relative contributors included St. Paul (Minnesota) bonds for the Gerdau Steel project and the Vigo County Hospital Authority (Indiana). These bonds, which were non-rated, were pre-refunded during the reporting period, resulting in a significant price increase as their credit quality substantially improved. One notable exception to the Fund’s outperformance at the sector level came from the tobacco category, in which the Fund was overweighted. This increased exposure proved detrimental to relative performance, as many of our longer duration tobacco positions were hampered when interest rates rose toward the end of the reporting period.

The Fund was well positioned from a credit quality standpoint. Our relative overweightings in bonds with lower investment grade and below investment grade credit ratings added to results in light of generally favorable conditions for lower rated, higher yielding paper during the reporting period.

Duration positioning, however, had a modestly detrimental impact on relative performance. Because of the Fund’s added exposure to bonds with longer durations, meaning more interest rate sensitivity, the Fund was at a disadvantage when rates rose late in the reporting period, which provided a headwind for these investments.

Nuveen Inflation Protected Municipal Bond Fund

For the six months ended October 31, 2016, the Nuveen Inflation Protected Municipal Bond Fund’s Class A Shares at NAV outperformed the Bloomberg Barclays 1–10 Year Municipal Bond Index, as well as the Lipper Intermediate Municipal Debt Funds Classification Average.

The Fund’s performance is shaped by its two portfolio components: intermediate duration municipal bonds and inflation-linked swaps. The swaps are designed to hedge the Fund against changes in inflation expectations, which can influence municipal bond prices. For the reporting period, both the Fund’s municipal bond portfolio and its inflation-protection component were meaningful contributors to relative performance.

In the municipal bond portfolio, our security selection added value overall, led by positions we held for the reporting period, a time frame that included a favorable falling rate environment between June and August 2016. In contrast, bonds we added to the Fund at higher prices in early to mid-summer tended to be relatively poor performers amid the subsequent increase in interest rates between September and the end of the reporting period.

Credit quality positioning also added value compared to the benchmark, especially a relative underweighting in bonds rated AAA, the highest credit rating tier, and an overweighting in A rated bonds. During the reporting period, bonds with higher ratings generally lagged their lower quality counterparts.

Sector allocation was another positive performance factor, driven by a relative underweighting in pre-refunded bonds; because these short maturity, high quality securities were underperformers this reporting period, our more limited exposure proved helpful. That advantage, however, was partly offset by weakness from the Fund’s health care allocation.

6	NUVEEN

Duration (or interest rate) positioning was a very modest positive for the Fund. Our relative underweighting in bonds with maturities of around two years added to performance, reflecting these securities’ subpar results. However, this benefit was somewhat counterbalanced by a relative overweighting in the lagging eight- to ten-year segment of the yield curve.

The Fund’s inflation-linked swaps were meaningful contributors to relative performance. These securities accomplished their objective of hedging against fluctuations in inflation expectations and realized inflation. As the market’s perceived likelihood of future inflation increased during the reporting period, the value of the swaps gained accordingly.

Nuveen Intermediate Duration Municipal Bond Fund

For the six months ended October 31, 2016, the Nuveen Intermediate Duration Municipal Bond Fund’s Class A Shares at NAV underperformed the S&P Municipal Bond Intermediate Index, while performing in line with the Lipper Intermediate Municipal Debt Funds Classification Average.

During the six-month reporting period, interest rates rose across most of the yield curve, especially among bonds with maturities of four years and shorter. This market backdrop limited the Fund’s performance in absolute terms, given its emphasis on the intermediate portion of the yield curve, but the portfolio’s income produced a positive total return despite generally declining bond prices.

Relative to the benchmark, the Fund benefited from favorable yield curve positioning. To achieve the roughly neutral portfolio duration we wanted (meaning the Fund and benchmark had comparable levels of sensitivity to interest rate movements), we simultaneously overweighted longer- and shorter-dated bonds. Our added exposure to longer bonds, particularly those with maturities exceeding 15 years, helped relative performance, given their comparative strength during this reporting period. However, our offsetting higher allocation to short-dated holdings, particularly those with maturities three-years or less, tempered the outperformance in light of their weaker results.

Meanwhile, the Fund’s credit quality positioning proved beneficial overall. During the reporting period, credit conditions remained favorable for municipal bond investors, reflecting slow but steady economic growth and an improving financial position for many debt issuers. Against this backdrop, lower rated bonds generally outperformed higher quality securities for the reporting period. This was an advantageous situation for the Fund, given our relative overweightings in bonds with credit ratings of A and BBB, which occupy the lowest two tiers in the investment grade bond universe, and our corresponding underweighting in AAA rated and AA rated debt, the two highest quality categories.

Nuveen Limited Term Municipal Bond Fund

For the six months ended October 31, 2016, the Nuveen Limited Term Municipal Bond Fund’s Class A Shares at NAV underperformed the S&P Municipal Bond Short-Intermediate Index, as well as the Lipper Short-Intermediate Municipal Debt Funds Classification Average.

During the reporting period, the Fund benefited from its slightly shorter duration than that of the benchmark. This positioning was favorable, given that interest rates rose for all but the market’s longest dated issues. Simultaneously, our yield curve positioning was moderately helpful, especially an overweighting in bonds on the long end of our limited-term investment universe. However, we were also overweighted in shorter dated bonds, which limited the Fund’s duration-related upside as rates on these securities rose.

From a credit quality standpoint, overweightings in bonds with lower credit ratings, especially those rated A and BBB, added value as a result of those securities’ relative outperformance. A simultaneous underweighting in more highly rated debt, those rated AA or higher, also contributed to the Fund’s results, as those securities generally underperformed their lower rated counterparts.

Many of the Fund’s best performing sectors were those composed of a high proportion of lower rated bonds. Accordingly, our exposure to health care, tobacco, utility and transportation bonds all added value due to these sectors’ relatively strong results. That said, our allocations to pre-refunded bonds and tax-supported debt limited the Fund’s performance, as these categories tend to include a large number of high quality issues and therefore lagged the index during the reporting period.

NUVEEN	7

Portfolio Managers’ Comments (continued)

Nuveen Short Term Municipal Bond Fund

For the six months ended October 31, 2016, the Nuveen Short Term Municipal Bond Fund’s Class A Shares at NAV trailed both the S&P Municipal Bond Short Index and the Lipper Short Municipal Debt Funds Classification Average.

Yields on short-term bonds rose during the reporting period. This reflected in part the final implementation of reforms relating to money market funds and resulting pressures on money market securities that seeped over into shorter maturities on the tax-exempt curve. Against this backdrop, the best performing segments for the short end of the yield curve were either “near cash” equivalents or bonds with maturities exceeding three years where incremental income was sufficient to garner a total return advantage. Therefore, the Fund’s relative performance was slowed by exposure to bonds with maturities between one and three years, while our overweightings among shorter and longer bonds added value in relative terms.

The Fund’s credit positioning benefited from overweighting A rated and BBB rated bonds. As the two lowest rating categories in the investment grade universe, these holdings tended to outperform as investors generally continued to be comfortable with the credit risk of municipal bond issuers. In addition, underweightings bonds with AAA and AA credit ratings further added to relative performance, as these more highly rated categories lagged lower rated bonds during the reporting period.

Relative overweightings in sectors with a high amount of lower rated issues or with traditionally higher yields, such as health care and education, also tended to add value. Similarly, an underweighting in pre-refunded bonds was relatively beneficial, as these short dated, highly rated securities lagged the market. Of final note, although the Fund is comfortable with its positioning, relative results were hampered by our lack of exposure to Puerto Rico bonds. Securities issued within this financially challenged U.S. territory were relatively strong performers during this reporting period, reflecting in some respects a lull in meaningful developments towards the ultimate resolution of the island’s debt problems.

What strategies were used to manage the Funds during the six-month reporting period ended October 31, 2106?

All of the Funds continued to employ the same fundamental investment strategies and tactics long relied upon by Nuveen Asset Management (NAM). Our municipal bond portfolios are managed with a value-oriented approach and close input from NAM’s experienced research team. Below, we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

Nuveen All-American Municipal Bond Fund

Overall, the Fund experienced a moderate level of new investment inflows for the reporting period. Coupled with the proceeds of bond calls and maturities, we put these assets to work in various municipal investments throughout the six-month reporting period.

New purchases tended to focus on bonds with long-intermediate maturities across a range of sectors, including student housing, charter schools, hospitals and transportation. We also added a position in Illinois general obligation debt, whose yield we found attractive relative to the securities’ credit risk.

One atypical purchase opportunity during this reporting period were variable rate demand notes (VRDNs), which are extremely short-term fixed-income investments that experienced a jump in their yields before the October 2016 implementation of pending industry rules affecting money market securities. Although VRDNs are not a core holding of our portfolio, we saw an opportunity to obtain unusually high income relative to what we viewed as minimal credit risk. Also, these securities kept the Fund fully invested in liquid holdings that we thought we could easily sell if necessary to manage through volatile markets or to finance new long-term purchases.

Nuveen Inflation Protected Municipal Bond Fund

Purchase activity was relatively light during the reporting period, reflecting a moderate level of investment inflows along with customary bond calls and maturities. New acquisitions for the portfolio, which were generally focused on bonds with intermediate maturities, included a water/sewer bond, a lower investment grade rated health care issue and a dedicated-tax position.

The Fund’s exposure to inflation-linked swaps remained consistent during the reporting period, as a result of the only modest investment inflows received during the six-month reporting period. These inflation-linked swaps continued to be classified as so-called non-exchange-cleared derivatives, a beneficial situation for the Fund, given that it enables us to use the Fund’s municipal bond positions as collateral for the securities.

8	NUVEEN

Nuveen Intermediate Duration Municipal Bond Fund

Changes to the portfolio’s sector weightings were limited and generally consisted of individual, bottom-up investment opportunities that periodically came available, rather than a top-down effort to add to or remove exposure from certain market categories.

We were active purchasers of transportation bonds, because we saw multiple securities in this sector that we believed offered good long-term potential. We added bonds issued to finance the construction of a new terminal at New York’s LaGuardia Airport. We also purchased tollroad bonds issued by Metropolitan Washington D.C. Airports Authority, the Pennsylvania Turnpike Commission and several Texas tollroad credits.

Other purchases included utility bonds, where we often find opportunities that meet our investment criteria and tobacco-securitization debt, which, given their lower credit ratings and strong investor demand, continued to perform well for much of this reporting period.

In keeping with our investment approach, many of these newly added positions were in the lower rating tiers of the investment grade bond universe. We also were successful in our goal of preserving the portfolio’s duration roughly neutral to the index. In our view, this strategy continued to make sense, given what we saw as the potential for rising interest rates.

When making purchases, we favored bonds with maturities of 15 years and longer while balancing these holdings with short-duration issues, including a relatively large allocation to pre-refunded bonds that provided two important management benefits. First, they acted as an effective balance to our longer dated holdings and enabled us to maintain our desired duration stance. Second, because many of our pre-refunded bond holdings were issued during times of higher rates, they provided attractive income in support of the Fund’s dividend.

Proceeds for these and other purchases came primarily from new investments into the Fund and from bond calls and maturities. Our limited selling during this reporting period was highlighted by some highly rated tax-supported issues, as well as some shorter-dated bonds with modest total return potential.

Nuveen Limited Term Municipal Bond Fund

Our approach to managing the Nuveen Limited Term Municipal Bond Fund portfolio resembled the Nuveen Intermediate Duration Municipal Bond Fund. We added exposure to the utility and transportation sectors, where individual issues that met our investment criteria came to market. In the education sector, we invested in two bond issues of AAA rated Yale University, whose debt was providing what we saw as attractive yield for such a high quality issuer. Also, as certain issuers opted to refinance their debt in advance, the Fund’s exposure to pre-refunded bonds grew slightly during the reporting period.

Meanwhile, the Fund’s exposure to tax-supported issues came down modestly, reflecting some sales we made of high quality bonds with short remaining maturities and limited total return potential. These sales, along with the proceeds generated by new investment inflows and by a steady stream of bond calls and maturities, provided the funding needed to finance our purchases of bonds we saw as offering better total return potential for shareholders over time.

Nuveen Short Term Municipal Bond Fund

We were comfortable with the positioning of the Fund coming into the reporting period, which necessitated few changes to the structure of the portfolio during the six-month reporting period. Much of our management activity involved purchasing bonds with maturities ranging from three to five years, as this was the portion of the yield curve where we tended to see better relative values.

In addition, while we focused on bonds with lower investment grade credit ratings of A and BBB, we also took advantage of select opportunities to invest in AA rated bonds offering attractive yields for this low level of credit risk. Proceeds for the new purchases came primarily from bond maturities and calls, which occur relatively frequently in funds that focus on the short end of the tax-exempt bond yield curve.

NUVEEN	9

Portfolio Managers’ Comments (continued)

Some of our most notable purchases during this reporting period included general obligation bonds of the State of Illinois, New York Transportation Development Corporation American Airlines/JFK International Airport project bonds and New Jersey Transportation Trust Grant Anticipation Revenue bonds. In all of these cases, the bonds carried lower investment grade or higher sub-investment grade ratings and provided what we saw as attractive values for our shareholders.

A Note About Investment Valuations

The municipal securities held by the Funds are valued by the Funds’ pricing service using a range of market-based inputs and assumptions. A different municipal pricing service might incorporate different assumptions and inputs into its valuation methodology, potentially resulting in different values for the same securities. These differences could be significant, both as to such individual securities, and as to the value of a given Fund’s portfolio in its entirety. Thus, the current net asset value of a Fund’s shares may be impacted, higher or lower, if the Fund were to change pricing service, or if its pricing service were to materially change its valuation methodology. On October 4, 2016, the Funds’ current municipal bond pricing service was acquired by the parent company of another pricing service. The two services have not yet combined their valuation organizations and process, but may do so in the future. Thus there is an increased risk that the organization acting as each Fund’s pricing service may change, or that the Funds’ pricing service may change its valuation methodology, either of which could have an impact on the net asset value of each Fund’s shares.

10	NUVEEN

Risk Considerations

and Dividend Information

Risk Considerations

Nuveen All-American Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. In addition, the Fund periodically engages in a moderate amount of portfolio leverage and in doing so, assumes a higher level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk.

Nuveen Inflation Protected Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund are subject to market risk, credit risk, interest rate risk, non-diversification risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuer’s ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of derivative instruments may involve a small amount of cash investment relative to the total notional principal amount of the transaction, the magnitude of losses from derivatives may be greater than the amount originally invested. There can be no assurance that the Fund’s inflation hedging strategy will be successful or perform as expected.

Nuveen Intermediate Duration Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility and interest rate risk.

Nuveen Limited Term Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility and interest rate risk.

Nuveen Short Term Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility and interest rate risk.

NUVEEN	11

Risk Considerations and Dividend Information (continued)

Dividend Information

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of October 31, 2016, the Funds had positive UNII balances, based upon our best estimate, for tax purposes and positive UNII balances for financial reporting purposes.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

12	NUVEEN

Fund Performance, Expense Ratios

and Effective Leverage Ratios

The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit Nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of its investment capital. The effective leverage ratio shown for each Fund is the amount of investment exposure created either directly through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. The Funds have not borrowed on a longer-term basis for investment purposes, and do not have any plans to do so. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades. Such incidental borrowings, described generally in Notes to Financial Statements, Note 8—Borrowing Arrangements, are excluded from the calculation of a Fund’s effective leverage ratio.

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Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen All-American Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of October 31, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	1.28%	5.68%	5.97%	5.27%
Class A Shares at maximum Offering Price	(2.99)%	1.20%	5.06%	4.82%
S&P Municipal Bond Index	0.98%	4.53%	4.57%	4.53%
Lipper General & Insured Municipal Debt Funds Classification Average	0.73%	4.27%	4.58%	3.92%

Class C2 Shares	0.93%	5.04%	5.39%	4.69%
Class I Shares	1.29%	5.78%	6.14%	5.45%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	0.80%	4.86%	5.69%

Cumulative
Since Inception
Class R6 Shares	(1.34)%

Average Annual Total Returns as of September 30, 2016 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	3.53%	7.40%	6.16%	5.45%
Class A Shares at maximum Offering Price	(0.78)%	2.92%	5.24%	5.00%
Class C2 Shares	3.27%	6.84%	5.58%	4.88%
Class I Shares	3.62%	7.58%	6.35%	5.64%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	3.05%	6.48%	6.40%

Cumulative
Since Inception
Class R6 Shares	(0.06)%

Since inception returns for Class C Shares and Class R6 Shares are from 2/10/14 and 6/30/16, respectively. Indexes and Lipper averages are not available for direct investment.

14	NUVEEN

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million ($250,000 effective November 1, 2016, subsequent to the reporting period) or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) equal to 1% if redeemed within eighteen months of purchase. Class C and C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class R6	Class I
Expense Ratios	0.70%	1.50%	1.25%	0.47%	0.50%

Effective Leverage Ratio as of October 31, 2016

Effective Leverage Ratio	4.14%

NUVEEN	15

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Inflation Protected Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of October 31, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	1.43%	4.97%	3.01%	3.80%
Class A Shares at maximum Offering Price	(1.61)%	1.82%	2.38%	3.24%
Bloomberg Barclays 1-10 Year Municipal Bond Index	0.22%	2.40%	2.92%	3.36%
Lipper Intermediate Municipal Debt Funds Classification Average	0.40%	3.40%	3.33%	3.92%

Class C2 Shares	1.15%	4.48%	2.44%	3.23%
Class I Shares	1.42%	5.24%	3.20%	4.00%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	0.91%	4.09%	1.86%

Average Annual Total Returns as of September 30, 2016 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	2.20%	6.19%	3.32%	3.87%
Class A Shares at maximum Offering Price	(0.87)%	3.00%	2.69%	3.30%
Class C2 Shares	1.91%	5.59%	2.76%	3.31%
Class I Shares	2.37%	6.46%	3.55%	4.09%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	1.87%	5.40%	2.01%

Since inception returns for Class A, Class C2 and Class I Shares, and the index and Lipper average are from 3/08/11. Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million ($250,000 effective November 1, 2016, subsequent to the reporting period) or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) equal to 1% if redeemed within eighteen months of purchase. Class C and C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

16	NUVEEN

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Gross Expense Ratios	1.05%	1.85%	1.60%	0.85%
Net Expense Ratios	0.77%	1.57%	1.32%	0.57%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through September 30, 2017 so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.60% (1.05% after September 30, 2017) of the average daily net assets of any class of Fund shares. The expense limitation expiring September 30, 2017 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

NUVEEN	17

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Intermediate Duration Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of October 31, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	0.39%	3.78%	3.77%	3.85%
Class A Shares at maximum Offering Price	(2.62)%	0.61%	3.14%	3.53%
S&P Municipal Bond Intermediate Index	0.57%	3.88%	4.07%	4.75%
Lipper Intermediate Municipal Debt Funds Classification Average	0.40%	3.40%	3.33%	3.58%

Class C2 Shares	0.24%	3.24%	3.23%	3.28%
Class I Shares	0.59%	4.08%	3.99%	4.06%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	0.11%	2.98%	3.18%

Average Annual Total Returns as of September 30, 2016 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	2.12%	5.24%	3.92%	4.00%
Class A Shares at maximum Offering Price	(0.95)%	2.13%	3.29%	3.68%
Class C2 Shares	1.86%	4.69%	3.35%	3.43%
Class I Shares	2.21%	5.54%	4.13%	4.21%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	1.73%	4.43%	3.68%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million ($250,000 effective November 1, 2016, subsequent to the reporting period) or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) equal to 1% if redeemed within eighteen months of purchase. Class C and C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

18	NUVEEN

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.68%	1.48%	1.24%	0.49%

Effective Leverage Ratio as of October 31, 2016

Effective Leverage Ratio	0.22%

NUVEEN	19

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Limited Term Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of October 31, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	0.17%	1.64%	2.13%	3.05%
Class A Shares at maximum Offering Price	(2.37)%	(0.86)%	1.62%	2.79%
S&P Municipal Bond Short-Intermediate Index	0.32%	1.86%	2.36%	3.55%
Lipper Short-Intermediate Municipal Debt Funds Classification Average	0.29%	1.57%	1.93%	2.74%

Class C2 Shares	(0.02)%	1.27%	1.75%	2.69%
Class I Shares	0.25%	1.81%	2.32%	3.25%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	(0.24)%	0.83%	1.15%

Average Annual Total Returns as of September 30, 2016 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	0.90%	2.39%	2.11%	3.12%
Class A Shares at maximum Offering Price	(1.66)%	(0.14)%	1.60%	2.86%
Class C2 Shares	0.71%	2.01%	1.75%	2.76%
Class I Shares	0.98%	2.56%	2.32%	3.32%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	0.50%	1.57%	1.37%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 2.50% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) equal to 0.70% if redeemed within eighteen months of purchase. Class C and C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

20	NUVEEN

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.63%	1.43%	0.98%	0.43%

Effective Leverage Ratio as of October 31, 2016

Effective Leverage Ratio	0.00%

NUVEEN	21

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Short Term Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of October 31, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	0.08%	0.54%	1.28%	2.19%
Class A Shares at maximum Offering Price	(2.43)%	(1.98)%	0.76%	1.93%
S&P Municipal Bond Short Index	0.24%	0.81%	1.17%	2.45%
Lipper Short Municipal Debt Funds Classification Average	0.15%	0.59%	0.94%	1.67%

Class I Shares	0.17%	0.72%	1.48%	2.37%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class C Shares	(0.41)%	(0.33)%	N/A	0.11%
Class C2 Shares	(0.10)%	0.18%	0.90%	0.83%

Average Annual Total Returns as of September 30, 2016 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	0.18%	0.63%	1.23%	2.21%
Class A Shares at maximum Offering Price	(2.33)%	(1.89)%	0.72%	1.96%
Class I Shares	0.37%	0.91%	1.43%	2.39%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class C Shares	(0.21)%	(0.14)%	N/A	0.15%
Class C2 Shares	0.00%	0.38%	0.86%	0.85%

Since inception returns for Class C and Class C2 Shares are from 2/10/14 and 8/31/11, respectively. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 2.50% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) equal to 0.70% if redeemed within eighteen months of purchase. Class C and C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

N/A – Not applicable.

22	NUVEEN

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.70%	1.50%	1.05%	0.50%

Effective Leverage Ratio as of October 31, 2016

Effective Leverage Ratio	0.00%

NUVEEN	23

Yields as of October 31, 2016

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. Refer to the Notes to Financial Statements, Note 7 – Management Fees and Other Transactions with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the fund on an after-tax basis at a specified tax rate. If the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Nuveen All-American Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class R6	Class I
Dividend Yield	3.48%	2.81%	3.07%	3.82%	3.82%
SEC 30-Day Yield	2.08%	1.37%	1.62%	2.41%	2.37%
Taxable-Equivalent Yield (28.0%)[2]	2.89%	1.90%	2.25%	3.35%	3.29%

Nuveen Inflation Protected Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.40%	1.63%	1.91%	2.64%
SEC 30-Day Yield-Subsidized	1.39%	0.62%	0.73%	1.63%
SEC 30-Day Yield-Unsubsidized	1.24%	0.46%	0.88%	1.48%
Taxable-Equivalent Yield-Subsidized (28.0%)[2]	1.93%	0.86%	1.22%	2.26%
Taxable-Equivalent Yield-Unsubsidized (28.0%)[2]	1.72%	0.64%	1.04%	2.05%

Nuveen Intermediate Duration Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.63%	1.93%	2.19%	2.89%
SEC 30-Day Yield-Subsidized	1.48%	0.73%	0.98%	1.72%
SEC 30-Day Yield-Unsubsidized	1.48%	0.73%	0.98%	1.72%
Taxable-Equivalent Yield-Subsidized (28.0%)[2]	2.05%	1.01%	1.36%	2.39%
Taxable-Equivalent Yield-Unsubsidized (28.0%)[2]	2.05%	1.01%	1.36%	2.39%

24	NUVEEN

Nuveen Limited Term Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	1.69%	0.92%	1.36%	1.90%
SEC 30-Day Yield	0.93%	0.16%	0.61%	1.15%
Taxable-Equivalent Yield (28.0%)[2]	1.29%	0.22%	0.85%	1.60%

Nuveen Short Term Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	0.93%	0.18%	0.60%	1.13%
SEC 30-Day Yield	0.65%	0.32%	(0.12)%	0.86%
Taxable-Equivalent Yield (28.0%)[2]	0.90%	0.44%	(0.17)%	1.19%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

2	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a federal income tax rate shown in the respective table above.

NUVEEN	25

Holding

Summaries as of October 31, 2016

This data relates to the securities held in each Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen All-American Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	97.8%
Corporate Bonds	0.0%
Short-Term Municipal Bonds	4.3%
Other Assets Less Liabilities	(0.1)%
Net Assets Plus Floating Rate Obligations	102.0%
Floating Rate Obligations	(2.0)%
Net Assets	100%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	19.1%
AA	25.1%
A	19.9%
BBB	17.3%
BB or Lower	11.4%
N/R (not rated)	7.2%
Total	100%

Portfolio Composition

(% of total investments)

Health Care	18.4%
Tax Obligation/Limited	12.7%
Transportation	12.0%
Tax Obligation/General	11.2%
Utilities	9.7%
U.S. Guaranteed	9.4%
Education and Civic Organizations	8.8%
Other	17.8%
Total	100%

States and Territories

(% of total municipal bonds)

Illinois	12.7%
California	11.4%
Texas	10.6%
Florida	5.4%
Pennsylvania	4.2%
Colorado	4.0%
New York	3.9%
Wisconsin	3.6%
Ohio	3.6%
Washington	3.3%
Indiana	2.6%
Minnesota	2.5%
Arizona	2.4%
Missouri	2.4%
New Jersey	2.3%
Louisiana	1.8%
Nebraska	1.8%
Georgia	1.6%
Other	19.9%
Total	100%

26	NUVEEN

Nuveen Inflation Protected Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	106.2%
Short-Term Municipal Bonds	1.1%
Other Assets Less Liabilities	(7.3)%
Net Assets	100%

Bond Credit Quality

(% of total investments)1

AAA/U.S. Guaranteed	4.9%
AA	45.4%
A	25.4%
BBB	11.7%
BB or Lower	2.7%
N/R (not rated)	9.9%
Total	100%

Portfolio Composition

(% of total investments)1

Tax Obligation/Limited	33.0%
Transportation	23.9%
Tax Obligation/General	10.1%
Health Care	9.4%
Utilities	5.9%
Education and Civic Organizations	5.5%
Water and Sewer	5.2%
Other	7.0%
Total	100%

States and Territories

(% of total municipal bonds)

Colorado	13.3%
California	12.8%
Illinois	8.9%
Louisiana	6.2%
Texas	4.2%
Ohio	4.0%
Arizona	3.6%
Indiana	3.5%
New York	3.4%
Wisconsin	3.2%
Maine	3.1%
Iowa	2.9%
Kansas	2.6%
Oregon	2.6%
Missouri	2.6%
Pennsylvania	2.4%
Utah	2.4%
Other	18.3%
Total	100%

1	Excluding investments in derivatives.

NUVEEN	27

Holding Summaries as of October 31, 2016 (continued)

Nuveen Intermediate Duration Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	98.8%
Corporate Bonds	0.0%
Investment Companies	0.3%
Short-Term Municipal Bonds	0.3%
Other Assets Less Liabilities	0.6%
Net Assets	100%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	13.6%
AA	35.4%
A	28.5%
BBB	15.1%
BB or Lower	5.8%
N/R (not rated)	1.3%
N/A (not applicable)	0.3%
Total	100%

Portfolio Composition

(% of total investments)

Tax Obligation/Limited	18.9%
Tax Obligation/General	16.6%
Health Care	15.5%
Transportation	14.0%
Utilities	11.6%
U.S. Guaranteed	9.4%
Other	14.0%
Total	100%

States and Territories

(% of total municipal bonds)

Illinois	11.9%
Texas	7.8%
California	6.7%
Florida	6.0%
New York	5.5%
New Jersey	4.6%
Ohio	4.5%
Indiana	4.4%
Pennsylvania	4.3%
Nevada	3.2%
Louisiana	3.2%
Arizona	2.8%
Wisconsin	2.5%
District of Columbia	2.3%
Michigan	2.2%
Colorado	1.9%
Kentucky	1.9%
Iowa	1.5%
Missouri	1.4%
Oklahoma	1.4%
Georgia	1.3%
Other	18.7%
Total	100%

28	NUVEEN

Nuveen Limited Term Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	98.8%
Corporate Bonds	0.0%
Investment Companies	0.7%
Short-Term Municipal Bonds	0.8%
Other Assets Less Liabilities	(0.3)%
Net Assets	100%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	13.2%
AA	38.3%
A	30.5%
BBB	11.8%
BB or Lower	4.5%
N/R (not rated)	1.0%
N/A (not applicable)	0.7%
Total	100%

Portfolio Composition

(% of total investments)

Utilities	19.6%
Tax Obligation/General	18.7%
Tax Obligation/Limited	18.6%
Health Care	11.6%
Transportation	9.1%
Education and Civic Organizations	6.6%
Other	15.8%
Total	100%

States and Territories

(% of total municipal bonds)

Illinois	10.8%
Pennsylvania	7.2%
Texas	6.1%
New York	5.8%
Indiana	4.8%
Louisiana	4.5%
New Jersey	4.5%
California	4.5%
Florida	4.3%
Ohio	4.4%
Arizona	2.8%
Washington	2.6%
Georgia	2.6%
Kentucky	2.5%
New Mexico	2.4%
Maryland	2.1%
Michigan	2.0%
Connecticut	2.0%
Oklahoma	2.0%
Wisconsin	1.9%
Massachusetts	1.8%
Other	18.4%
Total	100%

NUVEEN	29

Holding Summaries as of October 31, 2016 (continued)

Nuveen Short Term Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	96.9%
Investment Companies	2.0%
Short-Term Municipal Bonds	1.5%
Other Assets Less Liabilities	(0.4)%
Net Assets	100%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	7.3%
AA	37.0%
A	31.8%
BBB	14.6%
BB or Lower	2.0%
N/R (not rated)	5.3%
N/A (not applicable)	2.0%
Total	100%

Portfolio Composition

(% of total investments)

Tax Obligation/Limited	20.7%
Health Care	16.9%
Transportation	14.6%
Tax Obligation/General	14.4%
Education and Civic Organizations	11.4%
Utilities	10.5%
Other	11.5%
Total	100%

States and Territories

(% of total municipal bonds)

New York	9.7%
Minnesota	6.9%
Illinois	6.6%
Arizona	5.4%
Missouri	5.4%
Texas	5.0%
New Jersey	4.8%
Pennsylvania	4.2%
Michigan	3.8%
Florida	3.7%
California	3.5%
Indiana	3.3%
Colorado	3.3%
Washington	3.0%
Louisiana	2.8%
Nevada	2.3%
Oklahoma	2.3%
Kentucky	1.9%
Nebraska	1.8%
Wisconsin	1.8%
Other	18.5%
Total	100%

30	NUVEEN

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples for Class R6 Shares reflect only the first 123 days of the Class’s operations, they may not provide a meaningful understanding of the Class’s ongoing expenses.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended October 31, 2016.

The beginning of the period is May 1, 2016.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen All-American Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,012.80	$1,008.00	$1,009.30	$986.60	$1,012.90
Expenses Incurred During Period	$3.50	$7.54	$6.28	$1.54	$2.49
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.73	$1,017.69	$1,018.95	$1,022.89	$1,022.74
Expenses Incurred During Period	$3.52	$7.58	$6.31	$1.57	$2.50

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.69%, 1.49%, 1.24% and 0.49% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). For Class R6, expenses are equal to the Fund’s annualized net expense ratio of 0.46% multiplied by the average account value over the period, multiplied by 123/365 (to reflect the 123 days in the period since class commencement of operations).

NUVEEN	31

Expense Examples (continued)

Nuveen Inflation Protected Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,014.30	$1,009.10	$1,011.50	$1,014.20
Expenses Incurred During Period	$3.86	$7.90	$6.64	$2.84
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.37	$1,017.34	$1,018.60	$1,022.38
Expenses Incurred During Period	$3.87	$7.93	$6.67	$2.85

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.76%, 1.56%, 1.31% and 0.56% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Intermediate Duration Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,003.90	$1,001.10	$1,002.40	$1,005.90
Expenses Incurred During Period	$3.49	$7.52	$6.26	$2.48
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.73	$1,017.69	$1,018.95	$1,022.74
Expenses Incurred During Period	$3.52	$7.58	$6.31	$2.50

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.69%, 1.49%, 1.24% and 0.49% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Limited Term Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,001.70	$997.60	$999.80	$1,002.50
Expenses Incurred During Period	$3.13	$7.15	$4.89	$2.12
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,022.08	$1,018.05	$1,020.32	$1,023.09
Expenses Incurred During Period	$3.16	$7.22	$4.94	$2.14

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.62%, 1.42%, 0.97% and 0.42% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

32	NUVEEN

Nuveen Short Term Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,000.80	$995.90	$999.00	$1,001.70
Expenses Incurred During Period	$3.58	$7.60	$5.34	$2.57
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.63	$1,017.59	$1,019.86	$1,022.63
Expenses Incurred During Period	$3.62	$7.68	$5.40	$2.60

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.71%, 1.51%, 1.06% and 0.51% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

NUVEEN	33

Nuveen All-American Municipal Bond Fund

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 97.8%

	MUNICIPAL BONDS – 97.8%

	Alabama – 1.1%

$10,000	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2016, 0.000%, 7/01/46	No Opt. Call	Aa3	$11,014,500

5,000	Infirmary Health System Special Care Facilities Financing Authority of Mobile, Alabama, Revenue Bonds, Infirmary Health System, Inc., Series 2016A, 4.000%, 2/01/46	2/26 at 100.00	A–	5,142,050

	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A:
1,000	5.500%, 1/01/21 – AGM Insured	1/17 at 100.00	AA	1,005,510
1,000	5.500%, 1/01/22	1/17 at 100.00	A–	1,005,510

14,175	Lower Alabama Gas District, Alabama, Gas Project Revenue Bonds, Series 2016A, 5.000%, 9/01/46	No Opt. Call	A3	17,876,518

500	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds, Spring Hill College Project, Series 2015, 5.875%, 4/15/45	4/25 at 100.00	N/R	509,650

2,000	Pell City, Alabama, Special Care Facilities Financing Authority, Revenue Bonds, Noland Health Services, Series 2007A, 5.250%, 12/01/34 (Pre-refunded 12/01/17)	12/17 at 100.00	Aaa	2,097,980
33,675	Total Alabama			38,651,718

	Alaska – 0.1%

2,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	1/17 at 100.00	B3	1,962,780

	Arizona – 2.4%

500	Arizona School Facilities Board, Certificates of Participation, Series 2008, 5.250%, 9/01/23 (Pre-refunded 9/01/18)	9/18 at 100.00	AA– (4)	540,105

200	Arizona State University Nanotechnology LLC, Lease Revenue Refunding Bonds, Arizona State University Project, Series 2009A, 5.000%, 3/01/34 – AGC Insured	3/19 at 100.00	AA	215,542

6,630	Gila County Unified School District 10 Payson, Arizona, General Obligation Bonds, Project of 2006, Series 2007A, 5.250%, 7/01/22 (Pre-refunded 7/01/17) – AMBAC Insured	7/17 at 100.00	Aa3 (4)	6,831,353

500	Gilbert Public Facilities Municipal Property Corporation, Arizona, Revenue Bonds, Series 2009, 5.500%, 7/01/27	7/19 at 100.00	AA+	551,320

3,430	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2007, 5.000%, 12/01/42 (Pre-refunded 12/01/17)	12/17 at 100.00	N/R (4)	3,586,888

245	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005, 5.000%, 4/01/25 (Pre-refunded 4/01/24)	4/24 at 100.00	N/R (4)	286,121

465	Peoria, Arizona, Improvement District 601, Improvement Bonds, Series 2007, 4.250%, 1/01/22	1/18 at 101.00	Aa2	484,795

4,000	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2010A, 5.000%, 7/01/31	7/20 at 100.00	A+	4,451,360

1,000	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2015A, 4.000%, 7/01/40	7/25 at 100.00	A+	1,059,320

	Phoenix Civic Improvement Corporation, Arizona, Revenue Bonds, Civic Plaza Expansion Project, Series 2005B:
1,650	5.500%, 7/01/31 – FGIC Insured	No Opt. Call	AA	2,134,192
6,000	5.500%, 7/01/39 – FGIC Insured	No Opt. Call	AA	8,129,820

34	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$875	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Choice Academies Charter Schools Project, Series 2012, 4.875%, 9/01/22	No Opt. Call	BB+	$941,535

1,000	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Great Hearts Academies – Veritas Project, Series 2012, 6.400%, 7/01/47	7/21 at 100.00	BB	1,105,710

	Pima County Industrial Development Authority, Arizona, Education Facility Revenue and Refunding Bonds, Edkey Charter Schools Project, Series 2013:
2,205	6.000%, 7/01/33	7/20 at 102.00	BB	2,290,642
2,325	6.000%, 7/01/43	7/20 at 102.00	BB	2,391,007
195	6.000%, 7/01/48	7/20 at 102.00	BB	200,054

440	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2014A, 7.375%, 7/01/49	No Opt. Call	BB	475,807

400	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2016, 6.500%, 2/01/48	2/24 at 100.00	N/R	401,740

825	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010, 6.000%, 6/01/40 (Pre-refunded 6/01/19)	6/19 at 100.00	BB+ (4)	925,873

	Pima County Unified School District 1, Tucson, Arizona, School Improvement Bonds, Series 2007C:
270	5.000%, 7/01/27 (Pre-refunded 7/01/17) – FGIC Insured	7/17 at 100.00	AA– (4)	277,752
730	5.000%, 7/01/27 (Pre-refunded 7/01/17) – FGIC Insured	7/17 at 100.00	AA– (4)	750,958

3,705	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding Series 2011, 5.250%, 7/01/41 (Pre-refunded 7/01/21)	7/21 at 100.00	A (4)	4,388,572

1,000	Pinal County Unified School District 1 Florence, Arizona, General Obligation Bonds, Series 2007A, 5.000%, 7/01/27 (Pre-refunded 7/01/17) – FGIC Insured	7/17 at 100.00	AA– (4)	1,028,710

260	Queen Creek, Arizona, Improvement District 1 Improvement Bonds, Series 2006, 5.000%, 1/01/20 (Pre-refunded 1/01/17)	1/17 at 100.00	A– (4)	261,568

	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007:
1,000	5.250%, 12/01/28	No Opt. Call	BBB+	1,249,670
13,155	5.000%, 12/01/32	No Opt. Call	BBB+	15,891,503
7,675	5.000%, 12/01/37	No Opt. Call	BBB+	9,227,345

1,000	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2008A, 5.000%, 9/01/22	9/18 at 100.00	A2	1,067,990

500	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Convertible Capital Appreciation Series 2005C, 4.550%, 7/01/21 (Pre-refunded 7/01/17) – AMBAC Insured	7/17 at 100.00	AAA	512,860

4,300	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Series 2008A, 5.000%, 7/01/21 (Pre-refunded 7/01/18)	7/18 at 100.00	AAA	4,596,485

	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Friendship Village of Tempe Project, Refunding Series 2012A:
2,590	6.000%, 12/01/27	12/21 at 100.00	N/R	2,875,055
1,080	6.000%, 12/01/32	12/21 at 100.00	N/R	1,182,589
1,100	6.250%, 12/01/42	12/21 at 100.00	N/R	1,206,953

1,000	University Medical Center Corporation, Tucson, Arizona, Hospital Revenue Bonds, Series 2011, 6.000%, 7/01/39 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	1,216,940

859	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30	1/17 at 100.00	N/R	857,729
73,109	Total Arizona			83,595,863

NUVEEN	35

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arkansas – 0.0%

	Benton County Public Facilities Board, Arkansas, Charter School Lease Revenue Bonds, BCCSO Project, Series 2010A:
$500	5.750%, 6/01/30	6/20 at 100.00	BBB–	$540,085
1,020	6.000%, 6/01/40	6/20 at 100.00	BBB–	1,111,606
1,520	Total Arkansas			1,651,691

	California – 10.0%

50	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 0.000%, 10/01/20 – AMBAC Insured	No Opt. Call	BBB+	46,856

2,350	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 0.000%, 10/01/20 – AMBAC Insured (ETM)	No Opt. Call	Aaa	2,238,492

1,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 2015-XF2179, 16.159%, 4/01/34 (Pre-refunded 4/01/18) (IF) (5)	4/18 at 100.00	AA (4)	1,238,200

2,000	Brentwood Infrastructure Financing Authority, California, Infrastructure Revenue Bonds, Refunding Subordinated Series 2014B, 5.000%, 9/02/36 (WI/DD, Settling 11/08/16)	9/24 at 100.00	N/R	2,294,940

1,715	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2008AE, 5.000%, 12/01/21 (Pre-refunded 6/01/18)	6/18 at 100.00	AA+ (4)	1,828,516

285	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2008AE, 5.000%, 12/01/21	6/18 at 100.00	AAA	304,044

	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center, Refunding Series 2015:
4,000	5.000%, 11/15/26	11/25 at 100.00	Aa3	5,017,840
3,635	5.000%, 11/15/28	11/25 at 100.00	Aa3	4,469,778

5,100	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2009B, 5.500%, 10/01/39	10/19 at 100.00	AA–	5,689,254

485	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B, 5.000%, 10/01/44	10/24 at 100.00	AA–	555,097

2,185	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013A, 5.000%, 7/01/37	7/23 at 100.00	AA–	2,514,105

330	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace Academy Project, Series 2016A, 5.000%, 7/01/46	7/26 at 100.00	BB	351,928

3,340	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	3,768,589

6,480	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Series 2015H, 3.000%, 12/01/29	12/25 at 100.00	A+	6,703,106

1,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, Various Projects Series 2011D, 5.000%, 12/01/20	No Opt. Call	A+	1,152,050

1,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 5.750%, 3/01/30	3/20 at 100.00	A+	1,147,510

	California State University, System wide Revenue Bonds, Series 2016A:
1,500	5.000%, 11/01/24	No Opt. Call	Aa2	1,893,270
1,250	5.000%, 11/01/25	No Opt. Call	Aa2	1,598,075
2,000	5.000%, 11/01/26	5/26 at 100.00	Aa2	2,563,560
2,400	5.000%, 11/01/27	5/26 at 100.00	Aa2	3,046,248

17,795	California State, General Obligation Bonds, Refunding Various Purpose Series 2016, 5.000%, 9/01/31	9/26 at 100.00	AA–	21,738,372

36	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$700	California State, General Obligation Bonds, Tender Option Bond Trust 3162, 18.270%, 3/01/40 – AGM Insured (IF) (5)	3/20 at 100.00	AA	$1,081,556

7,280	California State, General Obligation Bonds, Various Purpose Refunding Series 2015, 5.000%, 8/01/24	No Opt. Call	AA–	9,047,220

8,475	California State, General Obligation Bonds, Various Purpose Series 2008, 5.000%, 4/01/38	4/18 at 100.00	AA–	8,922,904

1,400	California State, General Obligation Bonds, Various Purpose Series 2010, 5.250%, 3/01/30	3/20 at 100.00	AA–	1,578,416

1,000	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.500%, 12/01/54	12/24 at 100.00	BB+	1,118,440

	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A:
1,100	5.000%, 12/01/36	6/26 at 100.00	BB	1,237,137
1,365	5.000%, 12/01/46	6/26 at 100.00	BB	1,510,523
26,380	5.250%, 12/01/56	6/26 at 100.00	BB	29,542,434

1,725	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010, 5.750%, 10/01/25	10/19 at 100.00	BBB+	1,918,907

1,575	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Tender Option Bond Trust 2016-XG0041, 17.106%, 7/01/47 (Pre-refunded 7/01/18) – AGM Insured (IF)	7/18 at 100.00	AA (4)	2,038,680

850	California Statewide Community Development Authority, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2008E, 5.500%, 7/01/31	7/17 at 100.00	A	874,760

	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
825	5.500%, 7/01/30 (6)	1/17 at 100.00	CCC	819,225
5,300	5.500%, 7/01/35 (6)	1/17 at 100.00	CCC	5,264,755
2,000	5.250%, 7/01/39 (6)	1/17 at 100.00	CCC	1,987,280

1,000	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 (Pre-refunded 7/01/18) – FGIC Insured	7/18 at 100.00	AA– (4)	1,081,860

1,050	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007B, 5.450%, 7/01/26 (Pre-refunded 7/01/18) – FGIC Insured	7/18 at 100.00	AA– (4)	1,130,755

1,050	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007C, 5.450%, 7/01/26 (Pre-refunded 7/01/18) – FGIC Insured	7/18 at 100.00	AA– (4)	1,130,755

795	Contra Costa Home Mortgage Finance Authority, California, Home Mortgage Revenue Bonds, Series 1984, 0.000%, 9/01/17 – NPFG Insured (ETM)	No Opt. Call	Aaa	761,880

400	Davis Redevelopment Agency, California, Tax Allocation Bonds, Davis Redevelopment Project, Subordinate Series 2011A, 7.000%, 12/01/36	12/21 at 100.00	A+	502,224

510	Etiwanda School District, California, Special Tax Bonds, Coyote Canyon Community Facilities District 2004-1 Improvement Area 2, Series 2009, 6.500%, 9/01/32 (Pre-refunded 9/01/19)	9/19 at 100.00	N/R (4)	585,806

	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2015A:
1,695	0.000%, 1/15/33	No Opt. Call	BBB–	885,773
10,000	0.000%, 1/15/35 – AGM Insured	No Opt. Call	AA	5,190,100

1,385	Fullerton Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2005, 5.000%, 9/01/27 – AMBAC Insured	3/17 at 100.00	A	1,402,174

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
10,050	4.500%, 6/01/27	6/17 at 100.00	B	10,074,019
3,480	5.000%, 6/01/33	6/17 at 100.00	B–	3,443,530
19,415	5.750%, 6/01/47	6/17 at 100.00	B–	19,250,943
7,550	5.125%, 6/01/47	6/17 at 100.00	B–	7,318,517

NUVEEN	37

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,000	Jurupa Public Financing Authority, California, Special Tax Revenue Bonds, Superior Lien Series 2010A, 5.000%, 9/01/33	9/20 at 100.00	AA	$1,119,040

1,980	Kern Community College District, California, General Obligation Bonds, Safety, Repair & Improvement, Election 2002 Series 2006, 0.000%, 11/01/23 – AGM Insured	No Opt. Call	AA	1,725,689

1,500	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38 (Pre-refunded 12/01/17)	12/17 at 100.00	BB (4)	1,622,775

	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2016A:
2,500	5.000%, 5/15/25 (Alternative Minimum Tax)	No Opt. Call	AA–	3,085,100
3,500	5.000%, 5/15/26 (Alternative Minimum Tax)	No Opt. Call	AA–	4,352,880
4,325	5.000%, 5/15/28 (Alternative Minimum Tax)	5/26 at 100.00	AA–	5,279,830
2,500	5.000%, 5/15/29 (Alternative Minimum Tax)	5/26 at 100.00	AA–	3,034,950
3,985	5.000%, 5/15/31 (Alternative Minimum Tax)	5/26 at 100.00	AA–	4,773,432

1,000	Los Angeles Harbors Department, California, Revenue Bonds, Series 2009B, 5.250%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	AA (4)	1,116,910

500	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 7.000%, 9/01/31	9/21 at 100.00	A–	617,035

3,000	Madera County, California, Certificates of Participation, Children’s Hospital Central California, Series 2010, 5.375%, 3/15/36	3/20 at 100.00	AA–	3,317,130

1,000	Manteca Financing Authority, California, Sewer Revenue Bonds, Series 2009, 5.750%, 12/01/36	12/19 at 100.00	AA	1,131,350

1,000	Modesto Irrigation District, California, Electric System Revenue Bonds, Refunding Series 2011A, 5.000%, 7/01/26	7/21 at 100.00	A+	1,135,650

	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009A:
2,800	7.000%, 11/01/34	No Opt. Call	A	4,100,600
2,500	6.500%, 11/01/39	No Opt. Call	A	3,485,875

13,750	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Bonds, Redevelopment Project 1, Series 1993, 5.800%, 8/01/23 – NPFG Insured (ETM)	1/17 at 100.00	AA– (4)	15,870,387

1,145	Palm Drive Health Care District, Sonoma County, California, Certificates of Participation, Parcel Tax Secured Financing Program, Series 2010, 7.000%, 4/01/25	1/17 at 102.00	CCC+	1,129,497

1,740	Palmdale, California, Special Tax Bonds, Community Facilities District 2003-1, Anaverde Project, Series 2005A, 5.350%, 9/01/30	3/17 at 100.00	N/R	1,753,868

3,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.625%, 11/01/29 (Pre-refunded 11/01/19)	11/19 at 100.00	Ba1 (4)	3,481,200

1,710	Perris Public Financing Authority, California, Tax Allocation Revenue Bonds, Housing Loan Series 2010A, 6.125%, 10/01/40	10/20 at 100.00	A	2,003,128

3,775	Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Election 2008 Series 2009A, 0.000%, 8/01/23	No Opt. Call	AA–	3,324,114

5,500	Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Series 2011A, 0.000%, 8/01/41	No Opt. Call	AA–	2,229,975

15,000	Rialto Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2011A, 0.000%, 8/01/41 – AGM Insured (7)	8/36 at 100.00	AA	14,021,850

4,000	Ridgecrest Redevelopment Agency, California, Ridgecrest Redevelopment Project Tax Allocation Bonds, Refunding Series 2010, 6.125%, 6/30/37	6/20 at 100.00	A–	4,630,440

38	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$715	Roseville, California, Special Tax Bonds, Community Facilities District 1 Hewlett Pakard Campus Oaks, Series 2016, 5.500%, 9/01/46	9/26 at 100.00	N/R	$777,191

900	Sacramento, California, Community Facilities District 05-1, College Square Special Tax Bonds, Series 2007, 5.900%, 9/01/37	9/17 at 100.00	N/R	920,952

2,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series A of 2009, 4.900%, 5/01/29	11/19 at 100.00	A+	2,220,340

670	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2009C, 6.500%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	A– (4)	770,024

13,300	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2014B, 5.250%, 1/15/44	1/25 at 100.00	BB+	15,119,706

9,745	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 1/15/44	1/25 at 100.00	BBB–	11,108,033

8,400	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – NPFG Insured	8/17 at 100.00	AA–	8,561,280

440	Santee Community Development Commission, California, Santee Redevelopment Project Tax Allocation Bonds, Series 2011A, 7.000%, 8/01/31 (Pre-refunded 2/01/21)	2/21 at 100.00	A	535,344

2,355	Semitrophic Improvement District of Semitrophic Water Storage District, Kern County, California, Revenue Bonds, Refunding Series 2009A, 5.000%, 12/01/38	12/19 at 100.00	A+	2,616,476

4,000	Southern California Public Power Authority, Transmission Project Revenue Bonds, Southern Transmission Subordinate Lien Refunding Series 2008A, 5.000%, 7/01/20	7/18 at 100.00	AA–	4,276,880

500	Temecula Redevelopment Agency, California, Redevelopment Project 1 Tax Allocation Housing Bonds Series 2011A, 6.750%, 8/01/31	8/21 at 100.00	BBB+	616,970

4,750	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2006A, 5.125%, 6/01/46	1/17 at 100.00	B+	4,662,505

920	Tustin Community Redevelopment Agency, California, Tax Allocation Housing Bonds Series 2010, 5.000%, 9/01/30 (Pre-refunded 9/01/20) – AGM Insured	9/20 at 100.00	AA (4)	1,056,730

205	Val Verde Unified School District, Riverside County, California, Certificates of Participation, Series 2009A, 5.125%, 3/01/36 – AGC Insured	3/19 at 100.00	AA	221,474

840	Ventura County Area Housing Authority, California, Multifamily Revenue Bonds, Mira Vista Senior Apartments Project, Series 2006A, 5.000%, 12/01/22 – AMBAC Insured (Alternative Minimum Tax)	12/16 at 100.00	N/R	841,142

5,000	Victor Valley Union High School District, San Bernardino County, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/31 – AGC Insured (7)	8/26 at 100.00	AA	5,358,200

1,500	Western Placer Unified School District, Placer County, California, Certificates of Participation, Refunding Series 2009, 5.250%, 8/01/35 – AGM Insured	8/19 at 100.00	AA	1,650,240

	Westminster School District, Orange County, California, General Obligation Bonds, Series 2009-A1:
2,485	0.000%, 8/01/26 – AGC Insured	No Opt. Call	AA	1,896,428
1,405	0.000%, 8/01/28 – AGC Insured	No Opt. Call	AA	992,113
2,920	0.000%, 8/01/29 – AGC Insured	No Opt. Call	AA	1,979,059
324,015	Total California			344,384,195

NUVEEN	39

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado – 4.1%

$1,075	Brighton Crossing Metropolitan District 4, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2013, 7.000%, 12/01/23	7/18 at 100.00	N/R	$1,089,297

2,065	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	BB	2,140,868

3,040	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy, Inc. Second Campus Project, Series 2013, 7.350%, 8/01/43	8/23 at 100.00	BB	3,622,707
1,025	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Crown Pointe Academy of Westminster Project, Chartered Through Adams County School District 50, Series 2009, 5.000%, 7/15/39	7/19 at 100.00	BBB	1,057,082

2,500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Pinnacle Charter School, Inc. High School Project, Series 2010, 5.125%, 12/01/39	12/19 at 100.00	BBB	2,638,050

895	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Pikes Peak School of Expeditionary Learning Charter School, Series 2008, 6.625%, 6/01/38 (Pre-refunded 6/01/18)	6/18 at 102.00	N/R (4)	984,428

3,000	Colorado Health Facilities Authority, Colorado, Hospital Improvement Revenue Bonds, NCMC Inc., Series 2003A, 5.500%, 5/15/30 (Pre-refunded 5/15/19) – AGM Insured	5/19 at 100.00	AA (4)	3,338,610

13,450	Colorado Health Facilities Authority, Colorado, Hospital Revenue Bonds, NCMC Inc., Series 2016, 3.250%, 5/15/33	5/26 at 100.00	A+	13,609,786

1,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2009A, 7.750%, 8/01/29	8/19 at 100.00	N/R	1,616,205

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Colorado Senior Residences Project, Series 2012:
1,370	7.000%, 6/01/42 (8)	6/22 at 100.00	N/R	1,101,343
1,375	7.125%, 6/01/47 (8)	6/22 at 100.00	N/R	1,105,362

12,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement Communities Inc., Refunding Series 2012A, 5.000%, 12/01/33	12/22 at 100.00	BBB+	13,174,680

6,155	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013A, 5.000%, 6/01/45	No Opt. Call	A–	6,793,397

725	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.625%, 6/01/43	6/23 at 100.00	BBB+	836,737

3,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Parkview Medical Center, Refunding Series 2015B, 4.000%, 9/01/34	9/25 at 100.00	A3	3,172,650

100	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Poudre Valley Health System, Series 2005B, 5.250%, 3/01/36 – AGM Insured	9/18 at 102.00	AA	107,577

3,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Refunding Composite Deal Series 2010B, 5.250%, 1/01/25	1/20 at 100.00	AA–	3,356,490

1,100	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Long-Term Care National Obligated Group Project, Series 2010A, 6.250%, 11/15/40 (Pre-refunded 11/15/20)	11/20 at 100.00	N/R (4)	1,316,557

755	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006, 5.250%, 6/01/36	1/17 at 100.00	BBB+	756,789

1,590	Colorado Housing and Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2004, 5.700%, 7/01/18 (Alternative Minimum Tax)	No Opt. Call	A–	1,706,865

540	Compark Business Campus Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007A, 5.750%, 12/01/27 – RAAI Insured	12/17 at 100.00	AA	552,269

40	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$1,000	Compark Business Campus Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Series 2012A, 6.750%, 12/01/39 – RAAI Insured	12/22 at 100.00	N/R	$1,089,610

1,995	Concord Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Refunding Series 2010, 5.375%, 12/01/40	12/20 at 100.00	BBB+	2,134,550

165	Confluence Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.250%, 12/01/17	No Opt. Call	N/R	164,899

1,730	Denver City and County, Colorado, Airport System Revenue Bonds, Refunding Series 2010A, 5.000%, 11/15/21	11/20 at 100.00	A+	1,988,704

5,000	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013A, 5.250%, 11/15/43 (Alternative Minimum Tax)	11/23 at 100.00	A	5,634,650

	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Refunding Senior Lien Series 2016:
510	5.000%, 12/01/31 (WI/DD, Settling 11/08/16)	12/26 at 100.00	Baa2	583,251
3,500	5.000%, 12/01/32 (WI/DD, Settling 11/08/16)	12/26 at 100.00	Baa2	3,980,235
1,200	5.000%, 12/01/33 (WI/DD, Settling 11/08/16)	12/26 at 100.00	Baa2	1,358,076
565	5.000%, 12/01/34 (WI/DD, Settling 11/08/16)	12/26 at 100.00	Baa2	638,405
300	5.000%, 12/01/35 (WI/DD, Settling 11/08/16)	12/26 at 100.00	Baa2	338,160

11,555	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/24 – NPFG Insured	No Opt. Call	AA–	9,478,335

	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
20	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	AA–	13,428
395	0.000%, 9/01/30 – NPFG Insured	No Opt. Call	AA–	254,202
20	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	AA–	11,902
25	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	AA–	14,279

9,890	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/27 – NPFG Insured	No Opt. Call	AA–	7,324,138

1,035	Erie Farm Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2016A, 5.500%, 12/01/45	12/21 at 103.00	N/R	1,050,370

1,991	Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe County, Colorado, Tax Increment Public Improvement Fee Supported Revenue Bonds, Series 2010A, 7.500%, 3/01/40	3/20 at 100.00	N/R	2,160,096

1,365	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series 2014, 6.000%, 12/01/38	12/24 at 100.00	N/R	1,489,816

760	Fossil Ridge Metropolitan District 1, Lakewood, Colorado, Tax-Supported Revenue Bonds, Refunding Series 2010, 7.250%, 12/01/40	12/20 at 100.00	N/R	832,603

3,600	Fossil Ridge Metropolitan District No. 3, In the City of Lakewood, Jefferson County, Colorado, General Obligation Limited Tax Bonds, Series 2014, 5.000%, 12/01/44	12/20 at 100.00	BBB	3,789,072

9,265	Johnstown Plaza Metropolitan District, Colorado, Special Revenue Bonds, Series 2016A, 5.375%, 12/01/46	12/21 at 103.00	N/R	8,888,934

620	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/45	12/25 at 100.00	N/R	698,492

2,025	Park Creek Metropolitan District, Colorado, Senior Property Tax Supported Revenue Bonds, Series 2009, 6.375%, 12/01/37 (Pre-refunded 12/01/19) – AGC Insured	12/19 at 100.00	AA (4)	2,351,855

4,300	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 4.500%, 12/01/30	12/22 at 100.00	N/R	4,460,519

NUVEEN	41

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008:
$2,170	6.250%, 11/15/28	No Opt. Call	A	$2,814,295
3,580	6.500%, 11/15/38	No Opt. Call	A	5,027,394

	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
1,025	5.250%, 7/15/24	7/20 at 100.00	BBB+	1,137,750
4,265	6.000%, 1/15/41	7/20 at 100.00	BBB+	4,854,039

815	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39	12/20 at 100.00	N/R	870,876
134,946	Total Colorado			139,510,684

	Connecticut – 0.5%

860	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Healthcare Facility Expansion Church Home of Hartford Inc. Project, Series 2016A, 5.000%, 9/01/53	9/26 at 100.00	N/R	927,854

1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2011G, 5.625%, 7/01/41	7/21 at 100.00	BBB+	1,123,200

1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Tender Option Bond Trust 2015-XF0247, 16.105%, 7/01/42 (IF) (5)	7/17 at 100.00	AAA	1,109,640

9,595	Connecticut State, General Obligation Bonds, Series 2014F, 5.000%, 11/15/18	No Opt. Call	AA–	10,360,585

750	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A, 7.000%, 4/01/22	4/20 at 100.00	N/R	831,322

1,800	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project, Series 2011aA, 7.000%, 4/01/41 (Pre-refunded 4/01/21)	4/21 at 100.00	N/R (4)	2,233,728
15,005	Total Connecticut			16,586,329

	Delaware – 0.2%

950	Delaware Economic Development Authority, Exempt Facility Revenue Bonds, Indian River Power LLC Project, Series 2010, 5.375%, 10/01/45	10/20 at 100.00	Baa3	1,026,047

1,000	Delaware Economic Development Authority, Revenue Bonds, ASPIRA of Delaware Charter Operations, Inc. Project, Series 2016A, 5.000%, 6/01/46	6/26 at 100.00	BB+	1,065,970

5,000	Delaware Transportation Authority, Transportation System Revenue Bonds, Senior Lien Series 2008, 5.000%, 7/01/19	No Opt. Call	AA+	5,530,500
6,950	Total Delaware			7,622,517

	District of Columbia – 0.1%

4,000	District of Columbia, General Obligation Bonds, Refunding Series 2014D, 5.000%, 6/01/17	No Opt. Call	Aa1	4,101,360

	Florida – 5.5%

	Atlantic Beach, Florida, Healthcare Facilities Revenue Refunding Bonds, Fleet Landing Project, Series 2013A:
300	5.000%, 11/15/23	No Opt. Call	BBB	349,737
2,300	5.000%, 11/15/28	11/23 at 100.00	BBB	2,589,524

1,250	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2010A, 6.000%, 9/01/40	9/20 at 100.00	BBB–	1,327,912

490	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007-A1, 5.750%, 5/01/37	5/17 at 100.00	N/R	489,824

42	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$855	Brevard County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Health First, Inc. Project, Series 2009B, 7.000%, 4/01/39 (Pre-refunded 4/01/19)	4/19 at 100.00	A (4)	$978,291

6,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA	6,914,760

	Capital Trust Agency, Florida, Multifamily Housing Revenue Bonds, The Gardens Apartments Project, Series 2015A:
1,500	4.750%, 7/04/40	7/25 at 100.00	A	1,531,980
1,380	5.000%, 7/04/50	7/25 at 100.00	A	1,419,992

4,710	Citizens Property Insurance Corporation, Florida, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1, 5.000%, 6/01/19	No Opt. Call	AA–	5,178,221

1,025	Cityplace Community Development District, Florida, Special Assessment and Revenue Bonds, Refunding Series 2012, 5.000%, 5/01/26	No Opt. Call	A	1,187,862

1,000	Clearwater, Florida, Water and Sewer Revenue Bonds, Series 2009A, 5.250%, 12/01/39 – AGC Insured	12/19 at 100.00	AA–	1,107,990

1,000	Coco Palms Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2016, 5.000%, 5/01/46	5/27 at 100.00	N/R	1,006,420

2,885	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Bay Area Charter Foundation, LLC Projects, Series 2011A, 7.750%, 6/15/42	12/21 at 101.00	N/R	3,230,536

1,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2010A, 6.000%, 9/15/30	9/20 at 100.00	BB+	1,051,970

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2012A:
1,000	5.500%, 6/15/22	No Opt. Call	N/R	1,101,770
500	6.000%, 6/15/32	No Opt. Call	N/R	546,720
1,100	6.125%, 6/15/43	No Opt. Call	N/R	1,204,995

2,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2013A, 8.500%, 6/15/44	6/23 at 100.00	N/R	2,332,680

1,520	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2014A, 6.125%, 6/15/44	6/24 at 100.00	N/R	1,575,237

1,585	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School Income Projects, Series 2015A, 6.125%, 6/15/46	6/25 at 100.00	N/R	1,658,924

3,180	Florida Development Finance Corporation, Revenue Bonds, Learning Gate Community Charter School Project, Series 2007A, 6.000%, 2/15/37	2/17 at 100.00	BB–	3,180,700

6,800	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University Project, Refunding Series 2012A, 5.000%, 4/01/27	4/22 at 100.00	A–	7,805,584

	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Rollins College Project, Series 2012A:
1,210	5.000%, 12/01/30	12/22 at 100.00	A2	1,404,895
1,000	5.000%, 12/01/31	12/22 at 100.00	A2	1,156,740
3,000	5.000%, 12/01/37	12/22 at 100.00	A2	3,422,580

1,000	Florida Housing Finance Agency, Housing Revenue Bonds, Stoddert Arms Apartments, Series 1996O, 6.300%, 9/01/36 – AMBAC Insured (Alternative Minimum Tax)	3/17 at 100.00	N/R	1,001,620

1,000	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, South Parcel Assessment Area Project, Series 2016, 5.000%, 5/01/46	5/26 at 100.00	N/R	1,009,680

3,130	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Senior Lien Series 2015A, 5.000%, 10/01/44 (Alternative Minimum Tax)	10/24 at 100.00	AA–	3,525,851

NUVEEN	43

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$750	Jacksonville, Florida, Economic Development Commission, Industrial Development Revenue Bonds, Gerdau Ameristeel US Inc. Project, Series 2007, 5.300%, 5/01/37 (Alternative Minimum Tax)	5/17 at 100.00	BBB–	$727,747

14,725	Jacksonville, Florida, Transportation Revenue Bonds, Refunding Series 2015, 3.000%, 10/01/30	10/25 at 100.00	AA–	14,828,222

900	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A, 5.250%, 6/15/27	6/17 at 100.00	BB	908,523

	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2012A:
875	5.500%, 6/15/32	6/22 at 100.00	BB	939,094
1,375	5.750%, 6/15/42	6/22 at 100.00	BB	1,477,107

6,875	Martin County Health Facilities Authority, Florida, Hospital Revenue Bonds, Martin Memorial Medical Center, Series 2015, 5.000%, 11/15/45	11/24 at 100.00	A–	7,630,219

	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013:
885	3.950%, 12/15/21 (Alternative Minimum Tax)	6/20 at 100.00	Ba1	925,090
8,000	4.200%, 12/15/25 (Alternative Minimum Tax)	6/20 at 100.00	Ba1	8,359,440

2,000	Miami Beach Health Facilities Authority, Florida, Hospital Revenue Bonds, Mount Sinai Medical Center of Florida Project, Refunding 2012, 5.000%, 11/15/29	11/22 at 100.00	Baa1	2,271,580

6,340	Miami Beach Redevelopment Agency, Florida, Tax Increment Revenue Bonds, City Center/Historic Convention Village, Series 2015A, 5.000%, 2/01/44 – AGM Insured	2/24 at 100.00	AA	7,244,718

1,585	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010A-1, 5.375%, 10/01/35	10/20 at 100.00	A	1,797,533

12,195	Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2015A, 5.000%, 10/01/38 (Alternative Minimum Tax)	10/25 at 100.00	A	13,875,715

2,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Series 2008A, 5.500%, 10/01/27 (Pre-refunded 10/01/18) – AGC Insured (Alternative Minimum Tax)	10/18 at 100.00	AA (4)	2,173,420

1,040	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2009, 5.625%, 6/01/34 – AGC Insured (UB) (5)	6/19 at 100.00	AA	1,148,295

22,160	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A, 5.000%, 10/01/42	10/22 at 100.00	Aa3	25,438,572

1,000	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 46B, Series 2007A, 5.350%, 8/01/41 (Pre-refunded 8/01/17)	8/17 at 100.00	N/R (4)	1,034,100

	Orange County Health Facilities Authority, Florida, Revenue Bond, Mayflower Retirement Center, Refunding Series 2012:
550	4.500%, 6/01/27	6/21 at 100.00	A–	590,089
625	5.000%, 6/01/32	6/21 at 100.00	A–	674,944
750	5.000%, 6/01/36	6/21 at 100.00	A–	806,610
875	5.125%, 6/01/42	6/21 at 100.00	A–	943,740

145	Orange County, Florida, Sales Tax Revenue Bonds, Series 1989, 6.125%, 1/01/19 – FGIC Insured (ETM)	1/17 at 100.00	N/R (4)	157,831

2,725	Palm Beach County Health Facilities Authority, Florida, Retirement Community Revenue Bonds, Adult Communities Total Services Retirement Life, Series 2006A, 4.500%, 11/15/36 (Pre-refunded 11/15/16)	11/16 at 100.00	N/R (4)	2,729,033

2,415	Palm Beach County School Board, Florida, Certificates of Participation, Series 2007, 5.000%, 8/01/18 (Pre-refunded 8/01/17) – FGIC Insured	8/17 at 100.00	AA– (4)	2,493,101

44	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$1,795	Port Saint Lucie. Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1, Series 2007B, 5.000%, 7/01/33 (Pre-refunded 7/01/17) – NPFG Insured	7/17 at 100.00	AA– (4)	$1,846,050

1,010	Riverbend West Community Development District, Florida, Special Assessment Bonds, Series 2016, 5.000%, 5/01/46	5/27 at 100.00	N/R	1,017,302

2,870	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007A, 144A, 5.250%, 10/01/27	10/17 at 100.00	BBB	2,956,502

835	Stoneybrook Venice Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007, 6.750%, 5/01/38	5/18 at 100.00	N/R	851,399

500	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central Florida Health Alliance Projects, Series 2014A, 5.000%, 7/01/29	1/24 at 100.00	A–	576,575

535	Sunrise, Florida, Utility System Revenue Refunding Bonds, Series 1998, 5.000%, 10/01/28 – AMBAC Insured	10/18 at 100.00	AA–	573,509

35	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A, 5.000%, 11/15/33	5/22 at 100.00	Aa2	39,844

165	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-2, 0.000%, 5/01/39 (7)	5/17 at 100.00	N/R	133,597

290	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40 (7)	5/19 at 100.00	N/R	175,754

210	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (7)	5/22 at 100.00	N/R	94,477

170	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.650%, 5/01/40 (8)	5/18 at 100.00	N/R	2

475	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007A-2, 5.250%, 5/01/39 (8)	5/17 at 100.00	N/R	5

15	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing ParcelSeries 2007-1. RMKT, 6.650%, 5/01/40	5/18 at 100.00	N/R	15,230

105	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing ParcelSeries 2007A-1. RMKT, 5.250%, 5/01/39	5/17 at 100.00	N/R	101,391

	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2012A-1:
90	5.250%, 5/01/39	5/17 at 100.00	N/R	90,022
295	6.650%, 5/01/40	5/17 at 100.00	N/R	296,165

435	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-1, 0.000%, 5/01/40	5/18 at 100.00	N/R	272,601

270	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-2, 0.000%, 5/01/40 (8)	5/18 at 100.00	N/R	143,419

290	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-3, 6.610%, 5/01/40 (8)	5/18 at 100.00	N/R	3

2,510	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	1/17 at 100.00	N/R	2,509,749

250	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A1, 6.125%, 5/01/42	5/22 at 100.00	N/R	266,760

1,500	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A2, 5.500%, 5/01/34	5/22 at 100.00	N/R	1,592,955

13,000	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Stetson University Inc. Project, Series 2015, 5.000%, 6/01/40	6/25 at 100.00	A–	14,911,910

NUVEEN	45

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Wynnmere East Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2016:
$500	5.125%, 5/01/36	5/28 at 100.00	N/R	$505,895
1,000	5.500%, 5/01/46	5/28 at 100.00	N/R	1,013,700
173,660	Total Florida			188,452,534

	Georgia – 1.7%

640	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	A2	716,570

1,115	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008B. Remarketed, 6.750%, 1/01/20	1/19 at 100.00	A2	1,243,180

7,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2009B, 5.375%, 11/01/39 – AGM Insured	11/19 at 100.00	AA	7,821,940

10,000	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Athletic Association, Series 2011, 5.750%, 10/01/41	4/21 at 100.00	A+	11,582,100

1,100	Georgia Municipal Electric Authority, Senior Lien General Power Revenue Bonds, Series 1993BB, 5.250%, 1/01/25 – NPFG Insured	No Opt. Call	AA–	1,305,634

1,000	Lavonia Hospital Authority, Georgia, Revenue Anticipation Certificates, Ty Cobb Regional Medical Center , Series 2010, 6.000%, 12/01/40 (Pre-refunded 12/01/20) – AGM Insured	12/20 at 100.00	AA (4)	1,193,350

	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007A:
960	5.000%, 3/15/22	No Opt. Call	A+	1,102,291
1,000	5.500%, 9/15/28	No Opt. Call	A	1,261,840

22,045	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds, Third Indenture, Refunding Series 2015C, 5.000%, 7/01/27	7/26 at 100.00	AA+	27,831,592

1,590	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012A, 5.250%, 10/01/27	10/21 at 100.00	Baa2	1,822,569

1,000	Savannah Economic Development Authority, Georgia, Revenue Bonds, Armstrong Atlantic State University, Windward Commons LLC Project, Series 2009, 5.000%, 6/15/39 (Pre-refunded 6/15/19) – AGC Insured	6/19 at 100.00	AA (4)	1,104,020
47,450	Total Georgia			56,985,086

	Guam – 0.2%

1,020	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.000%, 1/01/31	1/22 at 100.00	A	1,114,370

2,000	Guam Government Department of Education, Certificates of Participation, John F. Kennedy High School Project, Series 2010A, 6.625%, 12/01/30	12/20 at 100.00	B+	2,167,300

1,005	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	A–	1,090,093

1,610	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (Alternative Minimum Tax)	10/23 at 100.00	BBB	1,925,979
5,635	Total Guam			6,297,742

	Hawaii – 0.8%

1,500	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2013A, 5.500%, 7/01/43	7/23 at 100.00	A1	1,760,115

1,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A, 6.875%, 7/01/43	7/23 at 100.00	BB+	1,136,480

46	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Hawaii (continued)

	Hawaii Department of Budget and Finance, Special Purpose Senior Living Revenue Bonds, 15 Craigside Project, Series 2009A:
$935	8.750%, 11/15/29	11/19 at 100.00	N/R	$1,118,363
1,250	9.000%, 11/15/44	11/19 at 100.00	N/R	1,496,112

4,545	Hawaii State, Airport System Revenue Bonds, Series 2015A, 5.000%, 7/01/45 (Alternative Minimum Tax)	7/25 at 100.00	A+	5,178,209

	Hawaii State, General Obligation Bonds, Series 2016FE:
6,220	5.000%, 10/01/23	No Opt. Call	AA+	7,657,753
6,390	5.000%, 10/01/25	No Opt. Call	AA+	8,079,452
21,840	Total Hawaii			26,426,484

	Idaho – 0.5%

	Idaho Health Facilities Authority, Revenue Bonds, Madison Memorial Hospital Project, Refunding Series 2016:
2,300	3.500%, 9/01/33	9/26 at 100.00	BB+	2,224,997
205	5.000%, 9/01/37	9/26 at 100.00	BB+	230,896

9,125	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project, Series 2014A, 4.125%, 3/01/37	3/24 at 100.00	A–	9,556,886

	Idaho Health Facilities Authority, Revenue Bonds, Trinity Health Group, Refunding Series 2008B:
1,000	6.000%, 12/01/23 (Pre-refunded 12/01/18)	12/18 at 100.00	AA– (4)	1,104,320
760	6.250%, 12/01/33 (Pre-refunded 12/01/18)	12/18 at 100.00	AA– (4)	843,197

2,000	Idaho Housing and Finance Association, Nonprofit Facilities Revenue Bonds, Idaho Arts Charter School, Inc. Project, Refunding Series 2016A, 5.000%, 12/01/38	12/26 at 100.00	BBB–	2,181,900
15,390	Total Idaho			16,142,196

	Illinois – 12.9%

2,000	Bensenville, Illinois, General Obligation Bonds, Series 2011A, 5.000%, 12/15/30 – AGM Insured	12/21 at 100.00	AA	2,197,520

	Champaign, Illinois, General Obligation Sales Tax Bonds, Public Safety Series 1999:
1,140	8.250%, 1/01/21 – FGIC Insured	No Opt. Call	AA–	1,443,308
1,275	8.250%, 1/01/22 – FGIC Insured	No Opt. Call	AA–	1,667,190

590	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2012A, 5.000%, 12/01/42	No Opt. Call	B+	522,935

1,215	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Project Series 2015C, 5.250%, 12/01/39	12/24 at 100.00	B+	1,118,918

35,090	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016A, 7.000%, 12/01/44	12/25 at 100.00	B	37,315,408

2,100	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40	12/21 at 100.00	AA	2,320,143

3,180	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Series 2015C, 5.000%, 1/01/46 (Alternative Minimum Tax)	1/25 at 100.00	A	3,532,821

900	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2014A, 5.000%, 1/01/35	1/24 at 100.00	BBB+	915,111

920	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2003B, 5.500%, 1/01/33	1/25 at 100.00	BBB+	979,000

13,760	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2005D, 5.500%, 1/01/40	1/25 at 100.00	BBB+	14,422,406

NUVEEN	47

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2009C:
$590	5.000%, 1/01/34	No Opt. Call	BBB+	$596,112
1,815	5.000%, 1/01/40	No Opt. Call	BBB+	1,828,957

	Chicago, Illinois, General Obligation Bonds, Project Series 2011A:
400	5.250%, 1/01/35	No Opt. Call	BBB+	412,024
1,035	5.000%, 1/01/40	No Opt. Call	BBB+	1,039,171

1,000	Chicago, Illinois, General Obligation Bonds, Project Series 2012A, 5.000%, 1/01/33	No Opt. Call	BBB+	1,020,450

7,545	Chicago, Illinois, General Obligation Bonds, Refunding Series 2007E, 5.500%, 1/01/42	1/25 at 100.00	BBB+	7,897,804

1,635	Chicago, Illinois, General Obligation Bonds, Refunding Series 2009A, 5.000%, 1/01/22	No Opt. Call	BBB+	1,708,379

1,320	Chicago, Illinois, General Obligation Bonds, Refunding Series 2012C, 5.000%, 1/01/25	No Opt. Call	BBB+	1,393,036

	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
2,260	5.000%, 1/01/24	No Opt. Call	BBB+	2,416,934
935	5.000%, 1/01/25	No Opt. Call	BBB+	1,002,909
2,150	5.000%, 1/01/29	1/26 at 100.00	BBB+	2,244,664
705	5.000%, 1/01/35	1/26 at 100.00	BBB+	716,879
2,175	5.000%, 1/01/38	1/26 at 100.00	BBB+	2,187,397

2,200	Chicago, Illinois, General Obligation Bonds, Series 2015A, 5.500%, 1/01/39	1/25 at 100.00	BBB+	2,321,132

715	Chicago, Illinois, General Obligation Bonds, Variable Rate Demand Series 2007F, 5.500%, 1/01/42	1/25 at 100.00	BBB+	748,433

4,440	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA–	4,810,252

2,000	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	Caa1	2,087,100

	DeKalb, Kane, LaSalle, Lee, Ogle, Winnebago and Boone Counties Community College District 523, Illinois, General Obligation Bonds, Kishwaukee Community College, Series 2011B:
1,000	0.000%, 2/01/35	2/21 at 100.00	AA–	343,770
750	0.000%, 2/01/36	2/21 at 100.00	AA–	239,745

1,610	Harvey, Cook County, Illinois, Tax Increment Allocation Revenue Bonds, Amended Center Street Redevelopment Project Area, Series 2010, 7.500%, 12/01/19	No Opt. Call	N/R	1,735,789

	Illinois Finance Authority Revenue Bonds, OSF Healthcare System, Series 2016:
970	4.000%, 5/15/32	5/26 at 100.00	A	1,030,479
1,115	4.000%, 5/15/33	5/26 at 100.00	A	1,177,016
2,800	4.000%, 5/15/34	5/26 at 100.00	A	2,941,680
5,195	4.000%, 5/15/35	5/26 at 100.00	A	5,440,568
5,275	4.000%, 5/15/36	5/26 at 100.00	A	5,506,889

	Illinois Finance Authority, Charter School Revenue Bonds, Chicago Charter School Foundation, Series 2007:
310	5.000%, 12/01/26	12/16 at 100.00	BBB	310,484
11,050	5.000%, 12/01/36	12/16 at 100.00	BBB	11,062,155

1,400	Illinois Finance Authority, Charter School Revenue Bonds, Uno Charter School Network, Refunding and Improvement Series 2011A, 7.125%, 10/01/41	10/21 at 100.00	BB+	1,579,130

2,195	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A, 5.000%, 9/01/34	9/24 at 100.00	BBB	2,440,225

1,255	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009, 5.250%, 11/01/39	11/19 at 100.00	AA+	1,375,493

850	Illinois Finance Authority, Revenue Bonds, Christian Homes Inc. Obligated Group, Series 2007A, 5.750%, 5/15/31	5/17 at 100.00	BBB–	858,330

48	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$525	Illinois Finance Authority, Revenue Bonds, Christian Homes Inc. Obligated Group, Series 2007A, 5.750%, 5/15/31 (Pre-refunded 5/15/17)	5/17 at 100.00	N/R (4)	$539,275

1,290	Illinois Finance Authority, Revenue Bonds, Christian Homes Inc., Refunding Series 2010, 6.125%, 5/15/27	5/20 at 100.00	BBB–	1,433,500

710	Illinois Finance Authority, Revenue Bonds, Christian Homes Inc., Refunding Series 2010, 6.125%, 5/15/27 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (4)	832,148

2,325	Illinois Finance Authority, Revenue Bonds, Columbia College Chicago, Series 2015A, 5.000%, 12/01/37	12/25 at 100.00	BBB+	2,485,913

1,000	Illinois Finance Authority, Revenue Bonds, Edward Health Services Corporation, Series 2008A, 5.500%, 2/01/40 – AMBAC Insured	2/18 at 100.00	A	1,043,980

4,050	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 7.125%, 2/01/34	2/19 at 100.00	Baa3	4,253,472

	Illinois Finance Authority, Revenue Bonds, Illinois Wesleyan University, Refunding Series 2016:
1,655	5.000%, 9/01/36	9/26 at 100.00	A–	1,865,830
4,260	4.000%, 9/01/41	9/26 at 100.00	A–	4,374,977
2,585	5.000%, 9/01/46	9/26 at 100.00	A–	2,891,426

3,895	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013, 4.250%, 5/15/43	5/22 at 100.00	Baa1	3,939,987

2,000	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Hospital, Series 2009A, 5.375%, 8/15/24	8/19 at 100.00	AA+	2,201,840

910	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A, 6.000%, 5/15/39	5/20 at 100.00	A	1,035,261

1,635	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A, 6.000%, 5/15/39 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (4)	1,911,707

500	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37 (Pre-refunded 11/15/17)	11/17 at 100.00	A (4)	525,565

10,715	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A, 5.000%, 11/15/45	11/25 at 100.00	A	12,168,811

1,545	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C, 5.125%, 5/15/35	5/20 at 100.00	AA–	1,678,241

10,000	Illinois Finance Authority, Revenue Bonds, Presence Health Network, Series 2016C, 4.000%, 2/15/41	2/27 at 100.00	BBB	9,586,500

	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A:
25	7.750%, 8/15/34 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	29,477
2,875	7.750%, 8/15/34 (Pre-refunded 8/15/19)	8/19 at 100.00	BBB– (4)	3,403,856

	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A:
895	5.500%, 7/01/28	7/23 at 100.00	A–	1,053,200
3,000	6.500%, 7/01/34	7/18 at 100.00	A–	3,243,060

3,680	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009A, 7.250%, 11/01/30 (Pre-refunded 11/01/18)	11/18 at 100.00	Aaa	4,142,282

	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C:
1,335	6.625%, 11/01/39 (Pre-refunded 5/01/19)	5/19 at 100.00	Aaa	1,521,206
1,665	6.625%, 11/01/39 (Pre-refunded 5/01/19) (UB) (5)	5/19 at 100.00	Aaa	1,897,234

NUVEEN	49

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$20	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2015A, 4.000%, 11/15/39	5/25 at 100.00	A+	$20,951

6,255	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37 (Pre-refunded 8/01/17)	8/17 at 100.00	N/R (4)	6,475,239

3,485	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2008A, 5.500%, 8/15/30	8/18 at 100.00	BBB+	3,660,086

1,105	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C, 5.000%, 8/15/35	8/25 at 100.00	Baa1	1,250,396

9,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	10,455,930

925	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc., Series 2005 Remarketed, 5.250%, 3/01/30 – AGM Insured	3/20 at 100.00	AA	1,019,248

4,000	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%, 8/15/41	8/21 at 100.00	AA–	4,681,200

1,400	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2009B, 5.000%, 8/15/26	8/20 at 100.00	AA–	1,562,806

1,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41 (Pre-refunded 2/15/21)	2/21 at 100.00	AA– (4)	1,773,480

2,350	Illinois Finance Authority, Revenue Bonds, Three Crowns Park Plaza, Series 2006A, 5.875%, 2/15/26	1/17 at 100.00	N/R	2,353,854

3,885	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., Refunding Series 2007A, 5.250%, 5/01/34	5/17 at 100.00	BBB+	3,922,063

255	Illinois Housing Development Authority, Housing Finance Bonds, Series 2006K, 4.600%, 7/01/23	1/17 at 100.00	AA	255,388

4,000	Illinois Housing Development Authority, Multifamily Housing Revenue Bonds, GNMA Collateralized – Lifelink Developments, Series 2006, 4.850%, 4/20/41 (Alternative Minimum Tax) (UB) (5)	1/17 at 100.00	AA+	4,003,640

7,335	Illinois Sports Facility Authority, State Tax Supported Bonds, Refunding Series 2014, 5.250%, 6/15/31 – AGM Insured	6/24 at 100.00	AA	8,349,944

10,000	Illinois State, General Obligation Bonds, April Series 2014, 5.000%, 4/01/25	4/24 at 100.00	BBB+	10,953,500

2,125	Illinois State, General Obligation Bonds, June Series 2016, 4.000%, 6/01/37	6/26 at 100.00	BBB+	1,986,004

	Illinois State, General Obligation Bonds, Series 2012A:
5,520	5.000%, 3/01/25	3/22 at 100.00	BBB+	5,914,459
5,910	5.000%, 3/01/26	3/22 at 100.00	BBB+	6,292,318
500	5.000%, 3/01/27	3/22 at 100.00	BBB+	529,650

	Illinois State, General Obligation Bonds, Series 2013:
1,440	5.250%, 7/01/28	7/23 at 100.00	BBB+	1,583,222
1,800	5.500%, 7/01/38	7/23 at 100.00	BBB+	1,969,740

5,000	Illinois State, Sales Tax Revenue Bonds, Build Illinois Series 2011, 5.000%, 6/15/28	6/21 at 100.00	AAA	5,628,400

15,625	Illinois State, Sales Tax Revenue Bonds, Build Illinois, Refunding Junior Obligation September Series 2016D, 3.000%, 6/15/32	6/26 at 100.00	AAA	15,130,469

7,930	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015B, 5.000%, 1/01/40	1/26 at 100.00	AA–	9,137,580

50	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2016B:
$585	5.000%, 1/01/28	7/26 at 100.00	AA–	$726,921
1,905	5.000%, 1/01/29	7/26 at 100.00	AA–	2,341,054
845	5.000%, 1/01/31	7/26 at 100.00	AA–	1,015,732
2,055	5.000%, 1/01/32	7/26 at 100.00	AA–	2,458,561
6,000	5.000%, 1/01/33	7/26 at 100.00	AA–	7,133,280
2,500	5.000%, 1/01/34	7/26 at 100.00	AA–	2,955,900
8,500	5.000%, 1/01/38	7/26 at 100.00	AA–	9,901,480

960	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36 (9)	1/17 at 100.00	N/R	422,304

3,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-2, 5.500%, 1/01/30 – ACA Insured (8)	1/17 at 100.00	D	2,399,700

1,630	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B, 5.250%, 1/01/36 (10)	1/17 at 100.00	D	488,837

875	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012A, 5.000%, 6/15/42 – NPFG Insured	6/22 at 100.00	BBB	929,031

5,400	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2015B, 5.000%, 6/15/52	12/25 at 100.00	BBB–	5,890,914

1,225	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2015A, 5.000%, 6/15/53	12/25 at 100.00	BBB–	1,336,340

8,025	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 1996A, 0.000%, 12/15/21 – NPFG Insured	No Opt. Call	AA–	6,819,484

10,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/35 – AGM Insured	No Opt. Call	AA	4,314,200

1,841	Plano, Illinois, Special Tax Bonds, Special Service Area 1 & 2 Lakewood Springs Project, Refunding Series 2014, 5.000%, 3/01/34 – AGM Insured	3/24 at 100.00	AA	2,045,830

845	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana College, Series 2012, 4.750%, 10/01/29	10/22 at 100.00	Baa1	907,640

	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
3,890	5.250%, 6/01/21	No Opt. Call	A	4,511,583
3,000	6.250%, 6/01/24	1/17 at 100.00	A	3,034,290

4,450	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2001A, 6.000%, 7/01/27 – FGIC Insured	No Opt. Call	AA	5,743,837

15,000	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2004A, 5.750%, 6/01/29 – AGM Insured	No Opt. Call	AA	19,473,300

	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015:
3,485	5.000%, 3/01/40 – AGM Insured	3/25 at 100.00	AA	3,981,613
15,530	4.000%, 3/01/40 – AGM Insured	3/25 at 100.00	AA	16,455,277

1,000	Springfield, Sangamon County, Illinois, Special Service Area, Legacy Pointe Ad Valorem Tax Bonds, Series 2010, 7.500%, 3/01/32	3/17 at 102.00	N/R	1,024,650

	University of Illinois, Auxiliary Facilities System Revenue Bonds, Series 2013A:
10,000	4.000%, 4/01/30	4/23 at 100.00	Aa3	10,688,000
5,000	4.000%, 4/01/32	4/23 at 100.00	Aa3	5,271,850

7,405	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013, 6.000%, 10/01/42	10/23 at 100.00	A	8,750,118
420,256	Total Illinois			444,898,187

NUVEEN	51

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana – 2.7%

$425	Anderson, Indiana, Economic Development Revenue Bonds, Anderson University, Series 2007, 5.000%, 10/01/32	1/17 at 100.00	BB+	$409,177

695	Chesterton, Indiana, Economic Development Revenue Bonds, Storypoint Chesterton Project, Series 2016A, 6.250%, 1/15/43 (WI/DD, Settling 11/14/16)	1/24 at 100.00	N/R	698,093

	Indiana Bond Bank, Special Program Gas Revenue Bonds, JP Morgan Ventures Energy Corporation Guaranteed, Series 2007A:
3,325	5.250%, 10/15/18	No Opt. Call	A+	3,559,712
5,215	5.250%, 10/15/20	No Opt. Call	A+	5,881,894

	Indiana Finance Authority, Educational Facilities Revenue Bonds, CFM-Northwest Indiana, LLC Project, Refunding Series 2013A:
3,420	7.000%, 7/01/33	7/23 at 100.00	B–	3,601,431
6,465	7.250%, 7/01/43	7/23 at 100.00	B–	6,844,754

	Indiana Finance Authority, Educational Facilities Revenue Bonds, Charter Facilities Management Indianapolis LLC Project, Series 2013A:
2,280	7.000%, 7/01/33	7/23 at 100.00	B–	2,400,954
5,240	7.250%, 7/01/43	7/23 at 100.00	B–	5,547,798

1,400	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 6.625%, 10/01/29	10/19 at 100.00	B–	1,360,352

1,000	Indiana Finance Authority, Hospital Revenue Bonds, Floyd Memorial Hospital and Health Services Project, Refunding Series 2010, 5.125%, 3/01/30 (Pre-refunded 3/02/20)	3/20 at 100.00	BBB– (4)	1,131,410

3,000	Indiana Finance Authority, Hospital Revenue Bonds, Marion General Hospital Project, Series 2012A, 5.000%, 7/01/36	7/21 at 100.00	A+	3,324,840

9,000	Indiana Finance Authority, Midwestern Disaster Relief Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2012A, 5.000%, 6/01/32 – AGM Insured	6/22 at 100.00	BBB–	9,539,820

9,215	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.000%, 7/01/48 (Alternative Minimum Tax)	7/23 at 100.00	BBB+	10,104,708

	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007:
1,460	5.500%, 3/01/37 (Pre-refunded 3/01/17)	3/17 at 100.00	N/R (4)	1,483,448
1,370	5.500%, 3/01/37 (Pre-refunded 3/01/17)	3/17 at 100.00	A+ (4)	1,386,673

4,130	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 (Pre-refunded 1/01/17) – NPFG Insured	1/17 at 100.00	AA– (4)	4,159,530

175	Indiana Transportation Finance Authority, Highway Revenue Bonds, Series 1992A, 6.800%, 12/01/16	No Opt. Call	AA+	175,807

3,500	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 – AGC Insured	1/19 at 100.00	AA	3,843,035

3,000	Jasper County, Indiana Pollution Control (Northern Indiana Public Service) Commercial Paper, 5.600%, 11/01/16 – NPFG Insured	No Opt. Call	AA–	3,000,000

	Knox County, Indiana, Economic Development Revenue and Refunding Bonds, Good Samaritan Hospital Project, Series 2012A:
1,530	5.000%, 4/01/26	4/22 at 100.00	Baa2	1,678,303
1,400	5.000%, 4/01/27	4/22 at 100.00	Baa2	1,531,502
1,560	5.000%, 4/01/29	4/22 at 100.00	Baa2	1,690,728

	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series 2013:
475	5.875%, 1/01/24 (Alternative Minimum Tax)	No Opt. Call	N/R	547,561
9,185	7.000%, 1/01/44 (Alternative Minimum Tax)	1/24 at 100.00	N/R	11,423,936

52	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

$5,000	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc., Series 2011, 8.000%, 9/01/41 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R (4)	$6,554,650
83,465	Total Indiana			91,880,116

	Iowa – 0.7%

2,275	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011, 5.250%, 6/15/36 (Pre-refunded 6/15/20)	6/20 at 100.00	A2 (4)	2,605,558

500	Iowa Finance Authority, Health Facilities Revenue Bonds, Iowa Health System, Series 2008A, 5.250%, 8/15/29 (Pre-refunded 8/15/19) – AGC Insured	8/19 at 100.00	Aa3 (4)	558,000

	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013:
2,195	5.000%, 12/01/19	No Opt. Call	B	2,257,623
2,750	5.500%, 12/01/22	12/18 at 100.00	B	2,790,013
5,375	5.250%, 12/01/25	12/23 at 100.00	B	5,622,626

	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Drake University Project, Refunding Series 2016:
1,670	3.000%, 4/01/34	4/26 at 100.00	A–	1,678,116
2,500	3.125%, 4/01/38	4/26 at 100.00	A–	2,505,200

1,000	Iowa Student Loan Liquidity Corporation, Student Loan Revenue Bonds, Refunding Series 2009-2, 5.500%, 12/01/25	12/19 at 100.00	A1	1,088,930

3,090	Iowa Student Loan Liquidity Corporation, Student Loan Revenue Bonds, Senior Lien Series 2011A-2, 5.750%, 12/01/28 (Alternative Minimum Tax)	12/19 at 102.00	A	3,308,803

2,045	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.625%, 6/01/46	1/17 at 100.00	B+	2,023,078
23,400	Total Iowa			24,437,947

	Kansas – 0.3%

500	Kansas Department of Transportation, Highway Revenue Bonds, Series 2004B, 5.000%, 9/01/22 (Pre-refunded 9/01/18)	9/18 at 100.00	AAA	537,455

4,540	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009C, 5.500%, 11/15/29	11/19 at 100.00	AA	5,104,367

2,120	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park Convention Center, Series 2007B, 5.125%, 1/01/22 – AMBAC Insured	1/17 at 100.00	BB+	2,123,540

1,060	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park Mall Project, Series 2010, 5.900%, 4/01/32	4/20 at 100.00	BBB	1,115,979
8,220	Total Kansas			8,881,341

	Kentucky – 1.2%

	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A:
2,500	5.750%, 6/01/25	6/20 at 100.00	BBB+	2,820,675
2,480	6.000%, 6/01/30	6/20 at 100.00	BBB+	2,782,461

1,500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2009A, 5.375%, 8/15/24	8/19 at 100.00	A+	1,602,330

5,655	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A, 5.000%, 7/01/37	7/25 at 100.00	BBB+	6,381,554

NUVEEN	53

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kentucky (continued)

	Louisville Regional Airport Authority, Kentucky, Airport System Revenue Bonds, Refunding Series 2014A:
$2,685	4.000%, 7/01/18 (Alternative Minimum Tax)	No Opt. Call	A+	$2,814,578
2,750	5.000%, 7/01/19 (Alternative Minimum Tax)	No Opt. Call	A+	3,021,123

12,000	Louisville/Jefferson County Metro Government, Kentucky, Health System Revenue Bonds, Norton Healthcare, Inc., Series 2016A, 4.000%, 10/01/36	10/26 at 100.00	A–	12,804,720

1,405	Louisville-Jefferson County Metropolitan Government, Kentucky, Health Facilities Revenue Bonds, Jewish Hospital & Saint Mary’s HealthCare Inc. Project, Series 2008, 6.125%, 2/01/37 (Pre-refunded 2/01/18)	2/18 at 100.00	Aaa	1,497,758

1,600	Paducah, Kentucky, Electric Plant Board Revenue Bonds, Series 2009A, 5.250%, 10/01/35 (Pre-refunded 4/01/19) – AGC Insured	4/19 at 100.00	A3 (4)	1,759,936

5,000	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011, 6.500%, 3/01/41	3/21 at 100.00	A3	5,744,250
37,575	Total Kentucky			41,229,385

	Louisiana – 1.9%

1,250	Lake Charles Harbor and Terminal District, Louisiana, Revenue Bonds, Series 2013B, 5.500%, 1/01/24 – AGM Insured (Alternative Minimum Tax)	No Opt. Call	AA	1,500,963

1,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BBB	1,050,940

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007A:
5,000	6.750%, 12/15/37 (8)	12/17 at 100.00	N/R	3,213,200
800	6.000%, 12/15/37 (8)	1/17 at 100.00	N/R	438,984

65	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007B, 9.000%, 12/15/14	No Opt. Call	N/R	35,668

27,900	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.500%, 7/01/36 (Alternative Minimum Tax)	7/23 at 100.00	N/R	31,069,161

2,900	Louisiana Public Facilities Authority, Hospital Revenue and Refunding Bonds, Lafayette General Medical Center Project, Series 2016A, 4.000%, 11/01/45	11/25 at 100.00	A–	2,960,523

4,500	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Refunding Series 2015A, 4.000%, 7/01/39	7/25 at 100.00	A+	4,716,540

1,000	Louisiana Public Facilities Authority, Revenue Bonds, Belle Chasse Educational Foundation Project, Series 2011, 6.750%, 5/01/41	5/21 at 100.00	BBB	1,152,850

2,000	Louisiana Public Facilities Authority, Revenue Bonds, Christus Health, Refunding Series 2009A, 6.000%, 7/01/29	7/19 at 100.00	A+	2,235,760

465	Louisiana Public Facilities Authority, Revenue Bonds, Christus Health, Series 2008B, 5.750%, 7/01/18 – AGC Insured	No Opt. Call	AA	485,879

1,085	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.250%, 5/15/38	5/17 at 100.00	A–	1,105,007

415	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.250%, 5/15/38 (Pre-refunded 5/15/17)	5/17 at 100.00	N/R (4)	425,192

2,030	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2015, 5.000%, 5/15/47	5/25 at 100.00	A–	2,304,964

1,050	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014, 5.000%, 6/01/44	6/24 at 100.00	A	1,199,111

54	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

$10,720	St John Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation, Series 2007A, 5.125%, 6/01/37	6/17 at 100.00	BBB	$10,867,936
62,180	Total Louisiana			64,762,678

	Maine – 0.9%

	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2016A:
5,655	4.000%, 7/01/41	7/26 at 100.00	BBB	5,580,467
7,205	4.000%, 7/01/46	7/26 at 100.00	BBB	7,039,285

	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011:
2,000	6.750%, 7/01/36	7/21 at 100.00	BBB–	2,241,920
10,390	6.750%, 7/01/41	7/21 at 100.00	BBB–	11,632,644

1,665	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	AA	1,850,381

	Portland, Maine, General Airport Revenue Bonds, Refunding Series 2013:
460	5.000%, 7/01/26	7/23 at 100.00	BBB+	539,608
1,000	5.000%, 7/01/27	7/23 at 100.00	BBB+	1,171,030
28,375	Total Maine			30,055,335

	Maryland – 1.0%

	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A:
1,050	5.250%, 9/01/27 – SYNCORA GTY Insured	1/17 at 100.00	Ba1	1,052,825
1,925	5.250%, 9/01/28 – SYNCORA GTY Insured	1/17 at 100.00	Ba1	1,930,178

1,000	Harford County, Maryland, General Obligation Bonds, Consolidated Public Improvement Series 2009, 5.000%, 7/01/17	No Opt. Call	AAA	1,028,950

9,445	Maryland Department of Transportation, Consolidated Transportation Revenue Bonds, Second Issue Series 2015, 5.000%, 6/01/22	No Opt. Call	AAA	11,372,441

14,350	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health Issue, Series 2015, 5.000%, 8/15/42 (UB) (5)	2/25 at 100.00	A2	16,323,269

1,465	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center, Series 2016A, 4.000%, 7/01/42	7/26 at 100.00	BBB	1,532,537

1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 5.750%, 7/01/30	7/20 at 100.00	BB+	1,050,770
30,235	Total Maryland			34,290,970

	Massachusetts – 1.0%

2,875	Massachusetts Development Finance Agency Revenue Bonds, South Shore Hospital, Series 2016I, 4.000%, 7/01/36	7/26 at 100.00	A–	3,022,056

4,350	Massachusetts Development Finance Agency, Health Care Facility Revenue Bonds, Adventcare Project, Series 2007A, 6.750%, 10/15/37	10/17 at 100.00	N/R	4,457,445

8,350	Massachusetts Development Finance Agency, Resource Recovery Revenue Refunding Bonds, Covanta Energy Project, Series 2012C, 5.250%, 11/01/42 (Alternative Minimum Tax)	11/17 at 100.00	BB+	8,453,373

1,035	Massachusetts Development Finance Agency, Revenue Bonds, Loomis Communities, Series 2013A, 4.875%, 1/01/24	1/23 at 100.00	BBB–	1,176,226

445	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2010B, 5.500%, 1/01/23 (Alternative Minimum Tax)	1/20 at 100.00	AA	477,654

NUVEEN	55

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Massachusetts (continued)

$6,665	Massachusetts Health and Education Facilities Authority, Revenue Bonds, Partners HealthCare System, Tender Option Trust 2015-XF0047, 12.264%, 7/01/34 (IF)	7/19 at 100.00	AA	$8,664,100

4,550	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	4,989,576

	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A:
1,260	5.500%, 1/01/22 – AMBAC Insured (Alternative Minimum Tax)	1/17 at 100.00	N/R	1,275,498
700	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	1/17 at 100.00	N/R	702,779

2,335	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Tender Option Bond Trust 2015-XF2181, 12.279%, 8/01/38 (IF) (5)	8/19 at 100.00	AAA	3,061,185
32,565	Total Massachusetts			36,279,892

	Michigan – 1.2%

12,130	Bay City, Bay County, Michigan, Unlimited Tax General Street Improvement Bonds, Series 1991, 0.000%, 6/01/21 – AMBAC Insured	No Opt. Call	A+	9,805,528

800	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, W.A. Foote Memorial Hospital, Refunding Series 2006B-2, 5.000%, 6/01/27 (Pre-refunded 6/01/20) – AGM Insured	6/20 at 100.00	AA (4)	908,968

7,665	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Bronson Methodist Hospital, Refunding Series 2003A, 5.000%, 5/15/26 – AGM Insured	5/18 at 100.00	AA	8,103,898

1,065	Kalkaska County Hospital Authority, Michigan, Hospital Revenue Bonds, Series 2007, 5.375%, 5/01/17	No Opt. Call	A–	1,083,052

620	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Creative Montessori Academy Project, Series 2011, 6.125%, 5/01/21	5/18 at 100.00	BBB–	636,176

	Michigan Finance Authority, Public School Academy Revenue Bonds, Detroit Service Learning Academy Project, Refunding Series 2011:
470	6.000%, 10/01/21	No Opt. Call	BB–	473,840
500	7.000%, 10/01/31	10/21 at 100.00	BB–	507,715
1,000	7.000%, 10/01/36	10/21 at 100.00	BB–	1,010,440

1,550	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2010A, 5.000%, 10/01/35	10/20 at 100.00	AA	1,679,828

1,250	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Chandler Park Academy Project, Series 2008, 6.500%, 11/01/35	1/17 at 100.00	BBB	1,252,288

1,290	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, David Ellis Academy-West Charter School Project, Series 2007, 5.875%, 6/01/37	6/17 at 100.00	N/R	1,297,198

	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-I-A:
750	5.375%, 10/15/41	10/21 at 100.00	Aa2	861,915
2,000	5.500%, 10/15/45	10/21 at 100.00	Aa2	2,308,080

	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009:
500	5.625%, 11/15/29 (Pre-refunded 11/15/19)	11/19 at 100.00	A (4)	568,400
1,480	5.750%, 11/15/39 (Pre-refunded 11/15/19)	11/19 at 100.00	A (4)	1,687,984

1,635	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31	12/16 at 100.00	AA	1,640,297

375	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31 (Pre-refunded 12/01/16)	12/16 at 100.00	Aa2 (4)	376,328

56	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

$1,200	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2014D, 5.000%, 9/01/20	No Opt. Call	A1	$1,361,544

6,010	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.000%, 9/01/29 (Pre-refunded 9/01/18)	9/18 at 100.00	Aaa	6,790,939
42,290	Total Michigan			42,354,418

	Minnesota – 2.5%

310	Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory Academy, Refunding Series 2016A, 4.000%, 8/01/41	8/26 at 100.00	BB+	303,775

	City of Ham Lake, Minnesota, Charter School Lease Revenue Bonds, DaVinci Academy Project, Series 2016A:
150	5.000%, 7/01/36	7/24 at 102.00	N/R	156,428
270	5.000%, 7/01/47	7/24 at 102.00	N/R	278,335

4,050	City of Milaca, Minnesota Refunding Revenue Bonds, Grandview Christian Home Project, Series 2016, 5.000%, 10/01/51	10/24 at 102.00	N/R	4,167,936

	Columbus, Minnesota, Senior Housing Revenue Bonds, Richfield Senior Housing, Inc., Refunding Series 2015:
250	5.250%, 1/01/40	1/23 at 100.00	N/R	259,575
675	5.250%, 1/01/46	1/23 at 100.00	N/R	695,358

	Dakota County Community Development Agency, Minnesota, Senior Housing Revenue Bonds, Walker Highview Hills LLC Project, Refunding Series 2016A:
1,555	5.000%, 8/01/46	8/22 at 100.00	N/R	1,594,699
1,250	5.000%, 8/01/51	8/22 at 100.00	N/R	1,271,763

1,125	Delano Independent School District 879, Minnesota, General Obligation Bonds, Refunding School Building Series 2016A, 3.000%, 2/01/32	2/26 at 100.00	Aa2	1,145,036

1,000	Duluth Housing & Redevelopment Authority, Minnesota, Lease Revenue Bonds, Duluth Public Schools Academy, Series 2010A, 5.875%, 11/01/40	11/20 at 100.00	BBB–	1,062,250

1,000	Faribault, Minnesota, Housing Revenue Bonds, Faribault Senior Living LLC Project, Series 2010, 7.000%, 5/01/45	5/18 at 102.00	N/R	1,051,300

2,000	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services, Series 2015A, 5.000%, 11/15/44	11/25 at 100.00	A+	2,298,380

	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A:
3,000	6.375%, 11/15/23 (Pre-refunded 11/15/18)	11/18 at 100.00	A+ (4)	3,330,450
3,000	6.625%, 11/15/28 (Pre-refunded 11/15/18)	11/18 at 100.00	A+ (4)	3,345,540

3,000	Minneapolis, Minnesota, Recovery Zone Facility Revenue Bonds, Mozaic Parking, LLC Project, Series 2010A, 8.500%, 1/01/41	1/21 at 100.00	N/R	2,968,470

3,480	Moorhead Independent School District 152, Clay County, Minnesota, General Obligation Bonds, Refunding School Building Series 2016A, 3.000%, 2/01/36	2/26 at 100.00	Aa2	3,442,694

9,510	Moorhead, Minnesota, Educational Facilities Revenue Bonds, The Concordia College Corporation Project, Series 2016, 5.000%, 12/01/25	No Opt. Call	Baa1	11,515,564

2,000	North Oaks, Minnesota, Senior Housing Revenue Bonds, Waverly Gardens Project, Refunding Series 2016, 5.000%, 10/01/47	10/24 at 102.00	N/R	2,107,040

4,700	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Refunding Series 2016B, 5.000%, 11/15/29	No Opt. Call	AA	6,083,351

NUVEEN	57

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Series 2016A:
$2,270	4.000%, 5/01/37	5/26 at 100.00	A1	$2,449,625
780	3.250%, 5/01/39	5/26 at 100.00	A1	770,780

500	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Nova Classical Academy, Series 2016A, 4.125%, 9/01/47	9/24 at 102.00	BBB–	491,400

16,825	Saint Paul Port Authority, Minnesota, Solid Waste Disposal Revenue Bonds, Gerdau Saint Paul Steel Mill Project, Series 2012-7, 4.500%, 10/01/37 (Alternative Minimum Tax)	10/22 at 100.00	BBB–	14,686,038

	Shakopee, Minnesota, General Obligation Tax Abatement Revenue Bonds, Series 2016A:
1,890	3.000%, 2/01/33	2/25 at 100.00	Aa1	1,928,537
1,950	3.000%, 2/01/34	2/25 at 100.00	Aa1	1,985,432

4,465	Spring Lake Independent School District 16, Anoka County, Minnesota, General Obligation Bonds, Refunding School Building Series 2016A, 3.000%, 2/01/35	2/26 at 100.00	Aa2	4,360,296

	St. Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds, HealthEast Inc., Series 2015A:
2,500	5.000%, 11/15/27	11/25 at 100.00	BBB–	2,911,300
2,080	5.250%, 11/15/28	11/20 at 100.00	BBB–	2,302,435
535	5.250%, 11/15/35	11/20 at 100.00	BBB–	585,044
235	5.000%, 11/15/44	11/25 at 100.00	BBB–	262,399

2,240	Wayzata, Minnesota, Senior Housing Revenue Bonds, Folkestone Senior Living Community, Series 2012A, 6.000%, 5/01/47	5/19 at 102.00	N/R	2,417,878

3,750	Western Minnesota Municipal Power Agency, Power Supply Revenue Bonds, Series 2014A, 5.000%, 1/01/46	1/24 at 100.00	Aa3	4,318,988
82,345	Total Minnesota			86,548,096

	Mississippi – 0.7%

5,000	Mississippi Development Bank, Special Obligation Bonds, Gulfport Water and Sewer System Project, Series 2005, 5.250%, 7/01/24 – AGM Insured	No Opt. Call	AA	5,932,900

14,850	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2016A, 5.000%, 9/01/36	9/26 at 100.00	A–	16,801,290
19,850	Total Mississippi			22,734,190

	Missouri – 2.4%

3,185	Bi-State Development Agency, Bi-State MetroLink District, Missouri, St Clair County Metrolink Extension Project Bonds, Refunding Series 2006, 5.250%, 7/01/27 – AGM Insured	No Opt. Call	AA	4,086,610

	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Series 2016:
1,760	3.000%, 8/01/32	8/26 at 100.00	A	1,659,205
55	3.000%, 8/01/34	8/26 at 100.00	A	50,731
4,000	4.000%, 8/01/38	8/26 at 100.00	A	4,142,080

320	Chesterfield Valley Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2015, 3.250%, 5/15/28	5/23 at 100.00	A–	330,554

2,470	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	2,711,615

	Missouri Health and Education Facilities Authority, Health Facilities Revenue Bonds, Saint Luke’s Health System, Inc., Series 2016:
2,000	3.250%, 11/15/36	5/26 at 100.00	A+	1,949,540
6,425	4.000%, 11/15/42	5/26 at 100.00	A+	6,750,105

58	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

$13,335	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC Health System, Series 2015A, 4.000%, 1/01/45	No Opt. Call	AA	$14,027,220

1,250	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2011, 6.000%, 2/01/41	2/21 at 100.00	BBB+	1,409,963

4,455	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Tender Option Bond Trust 2015-XF0046, 12.268%, 11/15/39 (Pre-refunded 11/15/19) (IF)	11/19 at 100.00	AAA	6,060,315

2,250	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A, 5.000%, 1/01/28	1/25 at 100.00	A	2,683,283

15,100	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2015A, 4.000%, 1/01/35	1/26 at 100.00	A	16,364,776

	Saint Louis Municipal Finance Corporation, Missouri, Leasehold Revenue Bonds, Convention Center, Series 2010A:
5,000	0.000%, 7/15/31 – AGC Insured	No Opt. Call	AA	2,956,550
7,000	0.000%, 7/15/32 – AGC Insured	No Opt. Call	AA	3,920,630
6,250	0.000%, 7/15/33 – AGC Insured	No Opt. Call	AA	3,362,688
7,000	0.000%, 7/15/34 – AGC Insured	No Opt. Call	AA	3,622,710
6,000	0.000%, 7/15/35 – AGC Insured	No Opt. Call	AA	2,991,780
2,000	0.000%, 7/15/36 – AGC Insured	No Opt. Call	AA	960,860

1,385	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Fashion Square Redevelopment Project, Series 2008A, 6.300%, 8/22/26	3/17 at 100.00	N/R	1,371,746

1,437	Saint Louis, Missouri, Tax Increment Financing Revenue Notes, Marquette Building Redevelopment Project, Series 2008-A, 6.500%, 1/23/28	No Opt. Call	N/R	1,143,421
92,677	Total Missouri			82,556,382

	Nebraska – 1.8%

4,000	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012, 5.000%, 9/01/42	9/22 at 100.00	A	4,479,560

11,930	Central Plains Energy Project, Nebraska, Gas Supply Revenue Bonds, Refunding Series 2014, 5.000%, 8/01/39 (Mandatory put 12/01/19)	12/19 at 100.00	Aa3	13,166,306

500	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Nebraska Medicine, Series 2016, 4.000%, 5/15/33	5/26 at 100.00	AA–	537,765

	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015:
1,740	5.000%, 11/01/45	11/25 at 100.00	A–	1,969,436
1,095	4.250%, 11/01/45	11/25 at 100.00	A–	1,143,728

2,000	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015, 4.125%, 11/01/36	11/25 at 100.00	A–	2,098,940

	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2015:
1,000	4.000%, 12/15/33	12/24 at 100.00	AA–	1,085,860
1,710	4.000%, 12/15/34	12/24 at 100.00	AA–	1,847,775

2,750	Nebraska Public Power District, General Revenue Bonds, Series 2008B, 5.000%, 1/01/20 (Pre-refunded 1/01/18)	1/18 at 100.00	A+ (4)	2,884,310

	Omaha Public Power District, Nebraska, Separate Electric System Revenue Bonds, Nebraska City 2, Refunding Series 2016A:
18,465	5.000%, 2/01/46 (UB) (5)	2/26 at 100.00	A+	21,379,516
10,000	5.000%, 2/01/49 (UB) (5)	2/26 at 100.00	A+	11,531,300
55,190	Total Nebraska			62,124,496

NUVEEN	59

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nevada – 1.2%

$2,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.000%, 7/01/30	1/20 at 100.00	A+	$2,204,540

	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-18 Inspirada, Refunding Series 2016:
1,125	4.000%, 9/01/25	No Opt. Call	N/R	1,188,990
1,800	4.000%, 9/01/35	9/26 at 100.00	N/R	1,795,428

	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A:
2,000	7.500%, 6/15/23 (Pre-refunded 6/15/19)	6/19 at 100.00	BBB+ (4)	2,329,220
1,500	8.000%, 6/15/30 (Pre-refunded 6/15/19)	6/19 at 100.00	BBB+ (4)	1,765,815

20,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Water Improvement Series 2016A, 5.000%, 6/01/46 (UB)	6/26 at 100.00	Aa1	23,510,000

2,500	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water & Refunding Series 2011C, 5.000%, 6/01/38	6/21 at 100.00	Aa1	2,854,350

	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 607 Providence, Refunding Series 2013:
135	4.000%, 6/01/19	No Opt. Call	N/R	139,707
115	4.000%, 6/01/20	No Opt. Call	N/R	120,540
850	4.000%, 6/01/21	No Opt. Call	N/R	901,102
385	5.000%, 6/01/23	No Opt. Call	N/R	427,870
200	4.250%, 6/01/24	6/23 at 103.00	N/R	211,456

1,765	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 812 Summerlin Village 24, Series 2015, 5.000%, 12/01/31	12/25 at 100.00	N/R	1,860,257

	Sparks Local Improvement District 3, Legends at Sparks Marina, Nevada, Limited Obligation Improvement Bonds, Series 2008:
435	6.500%, 9/01/20	9/18 at 100.00	N/R	461,509
1,325	6.750%, 9/01/27	9/18 at 100.00	N/R	1,383,684

410	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors Authority, Refunding Series 2011, 5.000%, 7/01/32	7/21 at 100.00	AA	467,872
36,545	Total Nevada			41,622,340

	New Hampshire – 0.3%

3,305	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth College, Tender Option Bond Trust 2016-XL0025, 13.229%, 6/01/39 (Pre-refunded 6/01/19) (IF) (5)	6/19 at 100.00	AA+ (4)	4,384,512

	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Elliot Hospital, Series 2016:
2,160	5.000%, 10/01/38 (WI/DD, Settling 11/15/16)	10/26 at 100.00	Baa1	2,417,990
2,000	4.000%, 10/01/38 (WI/DD, Settling 11/15/16)	10/26 at 100.00	Baa1	1,992,700
7,465	Total New Hampshire			8,795,202

	New Jersey – 2.3%

4,510	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Series 2013A, 5.750%, 2/15/42	2/23 at 100.00	BBB+	5,214,372

1,335	Manalapan-Englishtown Regional Board of Education, New Jersey, General Obligation Bonds, Series 2004, 5.750%, 12/01/21 – FGIC Insured	No Opt. Call	A2	1,606,833

	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A:
1,775	5.000%, 7/01/22 – NPFG Insured	1/17 at 100.00	AA–	1,820,334
1,775	5.000%, 7/01/23 – NPFG Insured	1/17 at 100.00	AA–	1,820,334

60	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999:
$1,000	5.125%, 9/15/23 (Alternative Minimum Tax)	3/17 at 100.00	BB–	$1,115,390
1,650	5.250%, 9/15/29 (Alternative Minimum Tax)	9/22 at 101.00	BB–	1,839,156

2,255	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000A & 2000B, 5.625%, 11/15/30 (Alternative Minimum Tax)	3/24 at 101.00	BB–	2,590,770

835	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A, 5.750%, 6/01/31	6/20 at 100.00	Baa3	927,743

2,015	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 6.250%, 12/01/18 (ETM)	No Opt. Call	N/R (4)	2,236,469

600	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 7.500%, 12/01/32 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (4)	698,202

1,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Princeton HealthCare System, Series 2016A, 5.000%, 7/01/31	7/26 at 100.00	Baa2	1,196,850

1,460	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University Hospital Issue, Refunding Series 2015A, 5.000%, 7/01/46 – AGM Insured	7/25 at 100.00	AA	1,655,698

1,335	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust 2016-XG0001, Formerly Tender Option Bond Trust PA-4643, 17.970%, 6/01/30 (IF) (5)	6/19 at 100.00	AA	1,868,893

	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2016A-1:
4,110	5.000%, 6/15/27 (WI/DD, Settling 11/02/16)	6/26 at 100.00	A+	4,652,767
1,930	5.000%, 6/15/28 (WI/DD, Settling 11/02/16)	6/26 at 100.00	A+	2,163,897

7,280	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA, 5.000%, 6/15/45	6/25 at 100.00	A3	7,900,110

3,175	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	AA	4,044,379

1,000	Newark Housing Authority, New Jersey, City-Secured Police Facility Revenue Bonds, South Ward Police Facility, Series 2009A, 5.750%, 12/01/30 (Pre-refunded 12/01/19) – AGC Insured	12/19 at 100.00	A3 (4)	1,143,470

1,710	North Hudson Sewerage Authority, New Jersey, Gross Revenue Senior Lien Lease Certificates, Series 2012A, 5.000%, 6/01/23	6/22 at 100.00	A	2,014,602

1,760	North Hudson Sewerage Authority, New Jersey, Gross Revenue Senior Lien Lease Certificates, Series 2012A, 5.000%, 6/01/23 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R (4)	2,113,549

2,000	Passaic Valley Water Commission, New Jersey, Water System Revenue Bonds, Series 2003, 5.000%, 12/15/19 – AGM Insured	No Opt. Call	AA	2,227,860

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
5,805	4.625%, 6/01/26	6/17 at 100.00	B+	5,832,284
1,970	5.000%, 6/01/29	6/17 at 100.00	B	1,970,177
6,520	4.750%, 6/01/34	6/17 at 100.00	B–	6,281,759
16,880	5.000%, 6/01/41	6/17 at 100.00	B–	15,900,622
75,685	Total New Jersey			80,836,520

NUVEEN	61

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Mexico – 0.2%

$3,000	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, La Vida LLena Project, Series 2010A, 5.875%, 7/01/30	7/20 at 100.00	BBB–	$3,185,160

3,070	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding Sub-Series 2014A, 5.000%, 11/01/39 (Mandatory put 8/01/19)	8/19 at 100.00	Aa3	3,369,663

365	The Trails Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2008, 7.500%, 10/01/18	No Opt. Call	N/R	364,036
6,435	Total New Mexico			6,918,859

	New York – 4.0%

	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
1,100	6.000%, 7/15/30 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+ (4)	1,270,555
7,745	6.375%, 7/15/43 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+ (4)	9,037,098

520	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Catholic Health System, Inc. Project, Series 2015, 4.000%, 7/01/45	7/25 at 100.00	BBB+	530,104

	Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at Mount Sinai, Refunding Series 2015A:
1,600	4.000%, 7/01/40	7/25 at 100.00	A–	1,691,808
8,145	5.000%, 7/01/45	7/25 at 100.00	A–	9,322,930

4,955	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.500%, 7/01/43 (Pre-refunded 7/01/20) – AGM Insured	7/20 at 100.00	AA (4)	5,671,889

	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 3518:
2,000	12.403%, 2/15/33 (IF)	2/19 at 100.00	AAA	2,520,620
2,335	12.393%, 2/15/33 (IF)	2/19 at 100.00	AAA	2,941,446

5,415	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest Systems, Inc. Project, Series 2016B, 4.000%, 7/01/41	7/26 at 100.00	A–	5,710,280

400	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A	467,716

4,055	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	AA–	4,098,794

3,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2008A, 6.000%, 5/01/33 (Pre-refunded 5/01/19)	5/19 at 100.00	A– (4)	3,370,650

	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A:
1,000	5.000%, 5/01/36 – AGM Insured	5/21 at 100.00	AA	1,134,800
1,980	5.000%, 5/01/38	5/21 at 100.00	A–	2,210,888

	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014:
235	5.000%, 7/01/23	No Opt. Call	BBB+	281,389
300	5.000%, 7/01/24	No Opt. Call	BBB+	363,198
210	5.000%, 7/01/26	7/24 at 100.00	BBB+	248,590

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
3,000	5.750%, 10/01/37 (8)	10/17 at 100.00	N/R	967,140
1,000	5.875%, 10/01/46 (8)	10/17 at 102.00	N/R	322,380

715	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA	810,424

62	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$1,000	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Tender Option Bond Trust 2015-XF0097, 16.028%, 6/15/39 (IF)	6/19 at 100.00	AA+	$1,394,840

5	New York City, New York, General Obligation Bonds, Series 1991B, 7.000%, 2/01/18 – AMBAC Insured	1/17 at 100.00	AA	5,027

13,480	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	15,214,202

560	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2011B, 5.000%, 6/01/18	No Opt. Call	AA	595,627

1,635	New York State Urban Development Corporation, Special Project Revenue Bonds, University Facilities Grants, Series 1995, 5.500%, 1/01/19	No Opt. Call	AA	1,726,805

2,660	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016, 5.000%, 8/01/31 (Alternative Minimum Tax)	8/21 at 100.00	BB–	2,845,455

	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A:
7,300	4.000%, 7/01/41 (Alternative Minimum Tax)	7/24 at 100.00	BBB	7,474,178
8,280	5.000%, 7/01/46 (Alternative Minimum Tax)	7/24 at 100.00	BBB	9,054,263
6,060	5.250%, 1/01/50 (Alternative Minimum Tax)	7/24 at 100.00	BBB	6,724,843

3,500	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2012A, 5.250%, 11/01/42 (Alternative Minimum Tax)	No Opt. Call	BB+	3,555,370

795	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	Baa1	922,470

4,250	Sales Tax Asset Receivable Corporation of New York City, New York, Sales Tax Asset Revenue Bonds, Fiscal 2015 Series A, 5.000%, 10/15/17	No Opt. Call	AAA	4,424,548

1,170	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Peconic Landing At Southold, Inc. Project, Refunding Series 2010, 5.875%, 12/01/30	12/20 at 100.00	BBB–	1,314,413

1,400	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010B, 5.000%, 9/01/20	No Opt. Call	A–	1,585,752

	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
12,150	5.000%, 6/01/26	1/17 at 100.00	BB–	12,149,271
4,635	5.125%, 6/01/42	1/17 at 100.00	B–	4,499,797

10,000	Utility Debt Securitization Authority, New York, Restructuring Bonds, Refunding Series 2015, 5.000%, 12/15/37	12/25 at 100.00	AAA	12,027,700
128,590	Total New York			138,487,260

	North Carolina – 0.3%

1,780	Charlotte, North Carolina, Water and Sewer System Refunding Bonds, Tender Option Bond Trust 2016-XL0012, 12.369%, 7/01/38 (IF) (5)	7/20 at 100.00	AAA	2,465,478

1,000	Columbus County Industrial Facilities and Pollution Control Financing Authority, North Carolina, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 2007A, 4.625%, 3/01/27 (Alternative Minimum Tax)	3/17 at 100.00	BBB	1,003,520

1,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Refunding Series 1993B, 6.000%, 1/01/22 – FGIC Insured (ETM)	No Opt. Call	A3 (4)	1,237,210

1,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2008C, 6.750%, 1/01/24 (Pre-refunded 1/01/19)	1/19 at 100.00	AAA	1,119,590

	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue Bonds, Southminster Project, Refunding Series 2016:
335	5.000%, 10/01/31 (WI/DD, Settling 11/10/16)	10/24 at 102.00	N/R	373,143
890	5.000%, 10/01/37 (WI/DD, Settling 11/10/16)	10/24 at 102.00	N/R	975,164

NUVEEN	63

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Carolina (continued)

$2,000	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A, 5.750%, 1/01/39 – AGC Insured	1/19 at 100.00	AA	$2,169,760
8,005	Total North Carolina			9,343,865

	North Dakota – 0.3%

2,585	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Refunding Series 2012A, 5.000%, 7/01/38 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R (4)	3,105,878

2,060	Burleigh County, North Dakota, Multi-County Sales Tax Revenue Bonds, Series 2015A, 3.750%, 11/01/34 – AGM Insured	11/22 at 100.00	AA	2,125,961

	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012:
2,100	4.000%, 12/01/27	12/21 at 100.00	A–	2,225,832
3,535	5.000%, 12/01/32	12/21 at 100.00	A–	3,891,328
10,280	Total North Dakota			11,348,999

	Ohio – 3.6%

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
9,370	5.125%, 6/01/24	6/17 at 100.00	B–	8,881,823
12,920	5.875%, 6/01/30	6/17 at 100.00	B–	12,243,638
4,060	5.750%, 6/01/34	6/17 at 100.00	B–	3,805,560
20,260	5.875%, 6/01/47	6/17 at 100.00	B–	19,175,482

	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010:
3,000	5.250%, 11/01/29	11/20 at 100.00	A	3,435,600
2,000	5.750%, 11/01/40	11/20 at 100.00	A	2,317,420

7,200	County of Lucas, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2015B, 4.000%, 11/15/45	11/25 at 100.00	AA	7,505,208

3,040	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/21 at 100.00	BBB–	3,349,442

8,505	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006A, 4.250%, 12/01/32 (Pre-refunded 12/01/16) – AMBAC Insured	12/16 at 100.00	A1 (4)	8,529,579

	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C:
2,725	5.625%, 8/15/29 (Pre-refunded 8/15/18)	8/18 at 100.00	NA (4)	2,956,516
525	5.625%, 8/15/29	8/18 at 100.00	A3	563,446

700	Lorain County Port Authority, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, United State Steel Corporation Project, Series 2010, 6.750%, 12/01/40	12/20 at 100.00	B	675,066

5,820	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA	6,939,768

1,500	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center Project, Refunding Series 2011, 5.250%, 8/01/41	8/21 at 100.00	A2	1,654,245

3,500	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.375%, 4/01/30	4/20 at 100.00	BBB–	3,847,900

1,500	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (Mandatory put 12/03/18)	No Opt. Call	CCC+	1,401,030

2,730	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB-	2,991,479

64	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$5,700	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc., Refunding Series 2016A, 4.000%, 1/15/46	1/26 at 100.00	A	$5,879,322

1,250	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34 (Mandatory put 7/01/21)	No Opt. Call	CCC+	1,054,963

700	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008B, 3.625%, 10/01/33 (Mandatory put 4/01/20)	No Opt. Call	CCC+	610,253

4,000	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008C, 3.950%, 11/01/32 (Mandatory put 5/01/20) (Alternative Minimum Tax)	No Opt. Call	CCC+	3,515,480

5,000	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Series 2014, 5.000%, 12/01/20	No Opt. Call	AAA	5,776,800

	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012:
2,370	5.000%, 12/01/17	No Opt. Call	BB	2,443,636
1,250	5.000%, 12/01/22	No Opt. Call	BB	1,374,975
3,000	5.750%, 12/01/32	12/22 at 100.00	BB	3,402,180
2,000	6.000%, 12/01/42	12/22 at 100.00	BB	2,277,060

700	Toledo Lucas County Port Authority, Ohio, Revenue Bonds, Storypoint Waterville Project, Series 2016A-1, 6.125%, 1/15/34 (WI/DD, Settling 11/14/16)	1/24 at 104.00	N/R	703,136

3,000	Trumbull County, Ohio, Multifamily Housing Revenue Bonds, Royal Mall Apartments, Series 2007, 5.000%, 5/20/49 (Alternative Minimum Tax)	11/17 at 102.00	Aa1	3,098,370

	Wood County, Ohio, Hospital Facilities Refunding and Improvement Revenue Bonds, Wood County Hospital Project, Series 2012:
2,000	5.000%, 12/01/27	No Opt. Call	Baa3	2,237,560
2,500	5.000%, 12/01/32	No Opt. Call	Baa3	2,693,150
122,825	Total Ohio			125,340,087

	Oklahoma – 0.3%

1,185	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Norman Public Schools Project, Series 2014, 5.000%, 7/01/19	No Opt. Call	A+	1,303,145

9,090	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Refunding Series 2015, 5.000%, 6/01/35 (Mandatory put 6/01/25) (Alternative Minimum Tax)	No Opt. Call	BB–	10,543,037
10,275	Total Oklahoma			11,846,182

	Oregon – 0.7%

	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Mirabella South Waterfront, Refunding Series 2014A:
1,855	5.400%, 10/01/44	10/24 at 100.00	N/R	2,058,364
1,600	5.500%, 10/01/49	10/24 at 100.00	N/R	1,761,648

935	Oregon Facilities Authority, Revenue Bonds, Concordia University Project, Series 2010A, 6.125%, 9/01/30	9/20 at 100.00	BB+	1,002,946

1,080	Oregon Facilities Authority, Revenue Bonds, University of Portland Projects, Series 2015A, 4.000%, 4/01/40	4/25 at 100.00	A–	1,139,206

945	Oregon Housing and Community Services Department, Multifamily Housing Revenue Bonds, Refunding Series 2010A, 5.150%, 7/01/42 (Alternative Minimum Tax)	1/20 at 100.00	Aaa	987,412

NUVEEN	65

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oregon (continued)

$7,155	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2010-20C, 5.000%, 7/01/27 (Alternative Minimum Tax)	7/20 at 100.00	AA–	$7,992,063

8,000	Salem Hospital Facility Authority, Oregon, Revenue Bonds, Salem Hospital Project, Refunding Series 2016A, 5.000%, 5/15/46 (WI/DD, Settling 11/01/16)	5/26 at 100.00	A+	9,115,600
21,570	Total Oregon			24,057,239

	Pennsylvania – 4.3%

315	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (Alternative Minimum Tax)	No Opt. Call	B	281,304

1,125	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carlow University, Series 2011, 6.750%, 11/01/31	11/21 at 100.00	BBB	1,285,009

1,750	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35 (Mandatory put 7/01/21)	No Opt. Call	CCC+	1,476,948

	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A:
5,800	4.375%, 1/01/35 (Mandatory put 7/01/22)	No Opt. Call	B1	5,690,148
450	0.000%, 4/01/41	No Opt. Call	B	388,143

2,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (Mandatory put 6/01/20)	No Opt. Call	CCC+	1,720,260

1,000	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, School Lane Charter School, Series 2007A, 5.000%, 3/15/37	3/17 at 100.00	BBB-	1,004,170

100	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.125%, 1/01/29	1/19 at 100.00	BBB+	109,866

900	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.125%, 1/01/29 (Pre-refunded 1/01/19)	1/19 at 100.00	N/R (4)	998,703

	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2015:
300	5.000%, 1/01/30	1/25 at 100.00	BBB+	346,098
1,545	5.000%, 1/01/38	1/25 at 100.00	BBB+	1,753,513

2,000	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann College, Series 2008, 6.125%, 10/01/34 (Pre-refunded 10/01/18)	10/18 at 100.00	BBB (4)	2,199,120

705	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38 (Pre-refunded 8/01/20)	8/20 at 100.00	N/R (4)	816,256

910	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Tender Option Bond Trust 62B, 16.358%, 8/01/24 (Pre-refunded 8/01/20) (IF) (5)	8/20 at 100.00	N/R (4)	1,433,387

	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A:
1,860	5.250%, 1/15/45	1/25 at 100.00	Baa2	2,060,248
1,310	5.250%, 1/15/46	1/25 at 100.00	Baa2	1,451,035

3,990	Montgomery County Industrial Development Authority, Pennsylvania, Water Facilities Revenue Bonds, Aqua Pennsylvania, Inc. Project, Series 2007A, 5.250%, 7/01/42 (Alternative Minimum Tax)	7/18 at 100.00	AA–	4,218,986

66	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$13,425	Northampton County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Saint Luke’s University Health Network Project, Refunding Series 2016A, 4.000%, 8/15/40	8/26 at 100.00	A–	$13,747,066

1,650	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44 (Alternative Minimum Tax)	11/24 at 100.00	N/R	1,819,208

1,000	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38	9/25 at 100.00	B+	1,053,840

2,800	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23 (Pre-refunded 10/15/19)	10/19 at 100.00	N/R (4)	3,150,756

	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds, Pennsylvania Rapid Bridge Replacement Project, Series 2015:
5,555	5.000%, 12/31/38 (Alternative Minimum Tax)	6/26 at 100.00	BBB	6,208,935
3,750	5.000%, 6/30/42 (Alternative Minimum Tax)	6/26 at 100.00	BBB	4,155,825

1,200	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 5.800%, 7/01/30 (Pre-refunded 7/01/20)	7/20 at 100.00	N/R (4)	1,396,704

3,750	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2015-118A, 4.000%, 10/01/33 (Alternative Minimum Tax)	4/25 at 100.00	AA+	3,862,125

7,000	Pennsylvania State, General Obligation Bonds, First Series 2015, 5.000%, 3/15/24	No Opt. Call	AA–	8,482,670

7,405	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015A-1, 5.000%, 12/01/45	6/25 at 100.00	A1	8,416,153

15,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 6.250%, 6/01/33 – AGM Insured	6/26 at 100.00	AA	19,454,850

5,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2015B-1, 5.000%, 12/01/45	12/25 at 100.00	A–	5,608,050

480	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Global Leadership Academy Project, Series 2010, 5.750%, 11/15/30	11/20 at 100.00	BBB–	514,176

2,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Ninth Series, 2010, 5.000%, 8/01/30 (Pre-refunded 8/01/20)	8/20 at 100.00	A (4)	2,286,540

260	Philadelphia, Pennsylvania, Airport Revenue Bonds, Series 2010A, 5.000%, 6/15/40 – AGM Insured	6/20 at 100.00	AA	288,657

2,380	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 6.500%, 8/01/41	8/20 at 100.00	A+	2,802,355

8,875	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Refunding Series 2012, 5.000%, 11/01/28	No Opt. Call	A+	10,420,759

2,400	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel Room Excise Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/30 – AGM Insured	8/20 at 100.00	AA	2,668,992

3,000	Southeastern Pennsylvania Transportation Authority, Capital Grant Receipts Bonds, Federal Transit Administration Section 5309 Fixed Guideway Modernization Formula Funds, Series 2011, 5.000%, 6/01/28	6/21 at 100.00	AA–	3,428,190

1,600	State Public School Building Authority, Pennsylvania, College Revenue Bonds, Delaware County Community College, Series 2008, 5.000%, 10/01/24 (Pre-refunded 4/01/18) – AGM Insured	4/18 at 100.00	A1 (4)	1,693,648

19,300	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Series 2012B, 4.000%, 1/01/33	No Opt. Call	Baa3	19,487,403
133,890	Total Pennsylvania			148,180,096

NUVEEN	67

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	South Carolina – 0.5%

$480	Greenville, South Carolina, Hospital Facilities Revenue Bonds, Series 1990, 6.000%, 5/01/20	No Opt. Call	AA–	$526,598

70	South Carolina Public Service Authority, Revenue Obligation Bonds, Santee Cooper Electric System, Series 2008A, 5.375%, 1/01/28 (Pre-refunded 1/01/19)	1/19 at 100.00	AA– (4)	76,491

1,930	South Carolina Public Service Authority, Revenue Obligation Bonds, Santee Cooper Electric System, Series 2008A, 5.375%, 1/01/28 (Pre-refunded 1/01/19)	1/19 at 100.00	AAA	2,108,969

4,035	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding & Improvement Series 2015A, 3.000%, 12/01/16	No Opt. Call	AA–	4,042,989

4,165	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2016A, 5.000%, 12/01/31	6/26 at 100.00	AA–	5,015,868

4,000	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Refunding Series 2016A, 3.000%, 10/01/33	10/25 at 100.00	A1	3,906,280
14,680	Total South Carolina			15,677,195

	South Dakota – 0.4%

2,500	Rapid City, South Dakota, Airport Customer Facility Charge Revenue Bonds, Recovery Zone Facility Bond Series 2010B, 7.000%, 12/01/30	12/20 at 102.00	N/R	2,832,025

1,000	Rapid City, South Dakota, Airport Revenue Bonds, Passenger Facility Charge Supported, Refunding Series 2011A, 7.000%, 12/01/35	12/19 at 100.00	Baa3	1,109,760

910	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2015, 5.000%, 11/01/45	11/25 at 100.00	A+	1,039,893

6,750	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Vocational Education Program, Series 2008, 5.500%, 8/01/38 (Pre-refunded 8/01/18) – AGC Insured	8/18 at 100.00	AA+ (4)	7,288,043
11,160	Total South Dakota			12,269,721

	Tennessee – 0.9%

3,670	Blount County Public Building Authority, Tennessee, Local Government Public Improvement Loan Bonds, Washington County, Series 2007B-12-A, 4.375%, 6/01/35 (Pre-refunded 6/01/19) – SYNCORA GTY Insured	6/19 at 100.00	Aa2 (4)	3,988,006

	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2008D:
510	6.000%, 10/01/23	10/18 at 100.00	A–	555,298
1,500	6.125%, 10/01/28	10/18 at 100.00	A–	1,634,070

3,000	Claiborne County, Tennessee, Industrial Development Board, Revenue Refunding Bonds, Lincoln Memorial University Project, Series 2009, 6.625%, 10/01/39	10/19 at 100.00	N/R	3,211,230

1,000	Clarksville Natural Gas Acquisition Corporation, Tennessee, Natural Gas Revenue Bonds, Series 2006, 5.000%, 12/15/17 – SYNCORA GTY Insured	No Opt. Call	A	1,040,270

1,440	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Belmont University Project, Series 2012, 5.000%, 11/01/26	11/21 at 100.00	A	1,624,090

5,240	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A, 5.000%, 7/01/46 (UB) (5)	7/26 at 100.00	A3	6,058,802

	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University, Series 2009A:
215	5.000%, 10/01/39 (Pre-refunded 10/01/19)	10/19 at 100.00	N/R (4)	239,626
785	5.000%, 10/01/39 (Pre-refunded 10/01/19)	10/19 at 100.00	AA (4)	870,958

68	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee (continued)

$7,165	Metropolitan Government of Nashville-Davidson County, Tennessee, General Obligation Bonds, Refunding Series 2016, 5.000%, 1/01/26	No Opt. Call	AA	$9,094,320

635	South Blount County Utility District, Tennessee, Waterworks Revenue Bonds, Improvement & Refunding Series 2009, 5.250%, 12/01/39 (Pre-refunded 12/01/19) – AGM Insured	12/19 at 100.00	AA (4)	716,490

1,365	South Blount County Utility District, Tennessee, Waterworks Revenue Bonds, Improvement & Refunding Series 2009, 5.250%, 12/01/39 – AGM Insured	12/19 at 100.00	AA	1,502,578

1,000	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/21	No Opt. Call	A	1,160,500
27,525	Total Tennessee			31,696,238

	Texas – 10.8%

	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education, Series 2016A:
125	5.000%, 12/01/46	12/26 at 100.00	BBB–	141,606
740	5.000%, 12/01/51	12/26 at 100.00	BBB–	834,942

5,280	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Series 2010, 5.500%, 8/15/49 – AGM Insured	8/19 at 100.00	AA	5,760,691

3,635	Brazos County Health Facilities Development Corporation, Texas, Franciscan Services Corporation Obligated Group-St Joseph Regional, Revenue Bonds, Series 2008, 5.000%, 1/01/23 (Pre-refunded 7/01/18)	7/18 at 100.00	A– (4)	3,884,397

1,885	Brownsville, Texas, Utility System Revenue Bonds, Refunding Series 2008, 5.000%, 9/01/27 (Pre-refunded 9/01/18) – AGM Insured	9/18 at 100.00	AA (4)	2,026,564

430	Brownsville, Texas, Utility System Revenue Bonds, Refunding Series 2008, 5.000%, 9/01/27 – AGM Insured	9/18 at 100.00	AA	456,166

3,500	Bryan, Brazos County, Texas, Electric System Revenue Bonds, Refunding Series 2010, 5.000%, 7/01/19	7/17 at 100.00	A+	3,590,825

1,745	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2010, 5.750%, 1/01/25 (Pre-refunded 1/01/20)	1/20 at 100.00	BBB+ (4)	1,994,762

3,400	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.250%, 1/01/46 (Pre-refunded 1/01/21)	1/21 at 100.00	BBB+ (4)	4,091,866

1,575	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A, 5.000%, 1/01/45	7/25 at 100.00	BBB+	1,772,789

2,100	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Tejano Center for Community Concerns, Inc.-Raul Yzaguirre School for Success, Refunding Series 2009A, 8.750%, 2/15/28	2/18 at 100.00	B+	2,173,710

2,745	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2012, 5.000%, 8/15/32	8/22 at 100.00	BBB	3,073,741

1,250	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2013, 6.000%, 8/15/33	8/23 at 100.00	BBB	1,499,075

2,500	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2014A, 4.250%, 12/01/34	12/24 at 100.00	BBB–	2,554,125

9,700	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2015A, 5.000%, 12/01/50	6/25 at 100.00	BBB–	10,811,717

5,885	Conroe Independent School District, Montgomery County, Texas, General Obligation Bonds, School Building & Refunding Series 2014A, 4.000%, 2/15/17	No Opt. Call	AAA	5,942,732

NUVEEN	69

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$12,265	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Refunding Series 2016A, 5.000%, 12/01/46 (UB) (5)	12/25 at 100.00	AA+	$14,372,618

	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2011C:
3,500	5.000%, 11/01/24	11/20 at 100.00	A+	4,011,735
1,500	5.000%, 11/01/25	11/20 at 100.00	A+	1,719,315

20	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012B, 5.000%, 11/01/35	11/20 at 100.00	A+	22,631

5,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012E, 5.000%, 11/01/42 (Alternative Minimum Tax)	No Opt. Call	A+	5,561,700

1,760	Danbury Higher Education Authority Inc., Texas, Golden Rule Charter School Revenue Bonds, Series 2008A, 6.500%, 8/15/38 (Pre-refunded 2/15/18)	2/18 at 100.00	BBB– (4)	1,876,618

1,750	Fort Worth, Texas, Water and Sewerage Revenue Bonds, Refunding & Improvement Series 2014, 4.000%, 2/15/17	No Opt. Call	Aa1	1,767,010

1,075	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (Alternative Minimum Tax)	10/22 at 100.00	BB	1,134,050

8,585	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Young Men’s Christian Association of the Greater Houston Area, Series 2013A, 5.000%, 6/01/33	6/23 at 100.00	Baa3	9,410,104

2,000	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2008B, 7.250%, 12/01/35 (Pre-refunded 12/01/18)	12/18 at 100.00	N/R (4)	2,262,320

5,000	Harris County Hospital District, Texas, Revenue Bonds, Series 2007A, 5.250%, 2/15/42 (Pre-refunded 2/15/17) – NPFG Insured	2/17 at 100.00	AA (4)	5,066,000

3,000	Harrison County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Health System, Refunding Series 2010, 5.250%, 7/01/28	7/20 at 100.00	B–	3,102,240

	Houston Independent School District, Harris County, Texas, General Obligation Bonds, Refunding Schoolhouse Series 2016A:
5,000	5.000%, 2/15/24	No Opt. Call	AAA	6,163,700
4,000	5.000%, 2/15/25	No Opt. Call	AAA	4,998,920

1,135	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc. Terminal Improvement Project, Refunding Series 2015B-1, 5.000%, 7/15/30 (Alternative Minimum Tax)	7/25 at 100.00	BB–	1,284,593

1,500	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc. Terminal Improvement Project, Refunding Series 2015C, 5.000%, 7/15/20 (Alternative Minimum Tax)	No Opt. Call	BB–	1,648,065

250	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29 (Alternative Minimum Tax)	7/24 at 100.00	BB–	280,278

1,955	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011A, 5.250%, 9/01/28	9/21 at 100.00	A2	2,241,720

335	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2014, 5.000%, 9/01/34	No Opt. Call	A2	387,270

1,270	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2011A, 5.000%, 7/01/25 (Alternative Minimum Tax)	7/21 at 100.00	A+	1,431,087

2,635	Humble Independent School District, Harris County, Texas, General Obligation Bonds, Series 2008A, 5.250%, 2/15/22 (Pre-refunded 2/15/18) – AGC Insured	2/18 at 100.00	Aa1 (4)	2,785,116

70	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2015:
$1,360	5.000%, 8/15/30	8/25 at 100.00	BBB+	$1,543,410
1,280	5.000%, 8/15/35	8/25 at 100.00	BBB+	1,433,882

6,720	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company – Love Field Modernization Program Project, Series 2012, 5.000%, 11/01/28 (Alternative Minimum Tax)	11/22 at 100.00	Baa1	7,628,611

	Lubbock Educational Facilities Authority, Texas, Revenue Bonds, Lubbock Christian University, Refunding & Improvement Series 2007:
1,000	5.125%, 11/01/27 (Pre-refunded 11/01/17)	11/17 at 100.00	BBB (4)	1,043,800
2,500	5.250%, 11/01/37 (Pre-refunded 11/01/17)	11/17 at 100.00	BBB (4)	2,612,600

1,315	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Series 2016B, 5.750%, 10/01/31 (Alternative Minimum Tax)	10/18 at 103.00	BB–	1,390,139

4,590	Mission Economic Development Corporation, Texas, Water Supply Revenue Bonds, Enviro Water Minerals Project, Green Bonds, Series 2015, 7.750%, 1/01/45 (Alternative Minimum Tax)	1/26 at 102.00	N/R	4,647,375

	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Legacy at Willow Bend Project, Series 2016:
665	5.000%, 11/01/46	11/23 at 103.00	N/R	740,996
805	5.000%, 11/01/51	11/23 at 103.00	N/R	893,003

	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Methodist Retirement Communities Crestview Project, Series 2016:
1,100	5.000%, 11/15/36	11/24 at 102.00	N/R	1,221,121
1,550	5.000%, 11/15/46	11/24 at 102.00	N/R	1,705,806

755	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Wesleyan Homes, Inc. Project, Series 2014, 5.500%, 1/01/43	1/25 at 100.00	N/R	808,733

4,030	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Westminster Project, Series 2016, 4.000%, 11/01/36	11/24 at 102.00	N/R	4,094,843

New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Corpus Christi II, L.L.C.-Texas A&M University-Corpus Christi Project, Series 2016A:

30	5.000%, 4/01/31	4/26 at 100.00	BBB–	33,485
360	5.000%, 4/01/36	4/26 at 100.00	BBB–	395,168
65	5.000%, 4/01/48	4/26 at 100.00	BBB–	70,544

6,625	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – College Station I LLC – Texas A&M University Project, Series 2014A, 4.100%, 4/01/34 – AGM Insured	4/24 at 100.00	AA	6,957,641

New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – San Antonio 1, L.L.C. – Texas A&M University – San Antonio Project, Series 2016A:

1,275	5.000%, 4/01/31	4/26 at 100.00	BBB–	1,439,462
1,290	5.000%, 4/01/36	4/26 at 100.00	BBB–	1,432,223
125	5.000%, 4/01/48	4/26 at 100.00	BBB–	137,211

1,250	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation - Stephenville II, L.L.C. – Tarleton State University Project, Series 2014A, 5.000%, 4/01/34	4/24 at 100.00	BBB–	1,362,800

3,000	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Galveston-Texas A&M University at Galveston Project, Series 2014A, 5.000%, 4/01/34	4/24 at 100.00	Baa3	3,264,600

NUVEEN	71

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$4,500	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, NCCD – College Station Properties LLC – Texas A&M University Project, Series 2015A, 5.000%, 7/01/47	7/25 at 100.00	BBB–	$4,875,975

10,880	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible Capital Appreciation Series 2011C, 0.000%, 9/01/45 (7)	9/31 at 100.00	AA+	12,362,726

2,000	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A, 5.500%, 9/01/41	9/21 at 100.00	AA+	2,357,600

560	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A, 6.000%, 1/01/28	1/19 at 100.00	A1	617,820

2,440	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A, 6.000%, 1/01/28 (Pre-refunded 1/01/19)	1/19 at 100.00	N/R (4)	2,703,862

2,000	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2008F, 5.750%, 1/01/33 (Pre-refunded 1/01/18) (UB) (5)	1/18 at 100.00	A2 (4)	2,114,340

4,410	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A, 5.000%, 1/01/34	1/25 at 100.00	A2	5,120,716

2,695	Port of Houston Authority, Harris County, Texas, General Obligation Bonds, Series 2010D-1, 5.000%, 10/01/30	10/20 at 100.00	AAA	3,085,937

	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series 2014A:
655	5.000%, 2/01/29	2/24 at 100.00	Ba2	711,310
1,805	5.000%, 2/01/34	2/24 at 100.00	Ba2	1,926,296
385	5.125%, 2/01/39	2/24 at 100.00	Ba2	411,126

645	SA Energy Acquisition Public Facilities Corporation, Texas, Gas Supply Revenue Bonds, Series 2007, 5.500%, 8/01/27	No Opt. Call	A	810,449

12,010	San Antonio, Texas, Electric and Gas System Revenue Bonds, Refunding Junior Lien Series 2014, 5.000%, 2/01/17	No Opt. Call	AA+	12,141,990

10,000	San Antonio, Texas, Electric and Gas System Revenue Bonds, Refunding Series 2009A, 5.250%, 2/01/25 (Pre-refunded 2/01/19)	2/19 at 100.00	Aa1 (4)	10,950,100

9,770	San Antonio, Texas, Electric and Gas System Revenue Bonds, Refunding Series 2012, 5.000%, 2/01/23	No Opt. Call	Aa1	11,831,177

4,000	San Antonio, Texas, Electric and Gas System Revenue Bonds, Series 2008, 5.000%, 2/01/25 (Pre-refunded 2/01/18)	2/18 at 100.00	Aa1 (4)	4,207,800

	San Marcos, Texas, General Obligation Bonds, Series 2008:
1,000	5.000%, 8/15/25 (Pre-refunded 8/15/17) – AGM Insured	8/17 at 100.00	AA (4)	1,033,620
1,000	5.000%, 8/15/27 (Pre-refunded 8/15/17) – AGM Insured	8/17 at 100.00	AA (4)	1,033,620

1,000	San Marcos, Texas, Waterworks and Wastewater System Revenue Bonds, Series 2008, 5.000%, 8/15/26 (Pre-refunded 8/15/17) – AGM Insured	8/17 at 100.00	AA (4)	1,033,620

9,030	Southwest Higher Education Authority Inc, Texas, Revenue Bonds, Southern Methodist University, Refunding Series 2009, 5.000%, 10/01/36 (Pre-refunded 10/01/19)	10/19 at 100.00	AA– (4)	10,064,296

	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010:
70	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (4)	81,420
870	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	AA– (4)	1,011,932

1,600	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Northwest Senior Housing-Edgemere Project, Series 2006A, 6.000%, 11/15/26	11/16 at 100.00	BBB	1,604,944

355	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 5.625%, 12/15/17	No Opt. Call	BBB+	364,837

72	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$3,670	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/27	No Opt. Call	A3	$4,183,286

4,650	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, Blueridge Transportation Group, LLC SH 288 Toll Lanes Project, Series 2016, 5.000%, 12/31/45 (Alternative Minimum Tax)	12/25 at 100.00	Baa3	5,179,217

845	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Senior Lien Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	982,929

7,800	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010, 7.000%, 6/30/40	6/20 at 100.00	Baa3	9,215,934

7,300	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners Segments 3 Segments 3A & 3B Facility, Series 2013, 6.750%, 6/30/43 (Alternative Minimum Tax)	9/23 at 100.00	BBB–	8,934,105

1,000	Texas Public Finance Authority, Charter School Finance Corporation Revenue Bonds, Idea Public School Project, Series 2007A, 5.000%, 8/15/37 (Pre-refunded 8/15/17) – ACA Insured	8/17 at 100.00	BBB (4)	1,033,760

6,765	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Series 2014A, 5.000%, 4/01/20	No Opt. Call	AAA	7,659,468

11,510	Texas State, General Obligation Bonds, Transportation Commission Mobility Fund, Refunding Series 2014A, 5.000%, 10/01/24	No Opt. Call	AAA	14,401,542

1,750	Texas State, General Obligation Bonds, Water Financial Assistance, Tender Option Bond Trust 2015-XF0075, 15.930%, 8/01/34 (IF)	8/19 at 100.00	AAA	2,470,020

	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2015B:
16,500	0.000%, 8/15/36	8/24 at 59.60	A–	7,635,045
7,000	0.000%, 8/15/37	8/24 at 56.94	A–	3,092,110

11,000	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier Refunding Series 2015C, 5.000%, 8/15/42	8/24 at 100.00	BBB+	12,468,500

5,315	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/17 – AMBAC Insured	No Opt. Call	A–	5,274,181

14,685	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/17 – AMBAC Insured (ETM)	No Opt. Call	A3 (4)	14,572,219

150	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster Manor, Series 2010, 7.000%, 11/01/30	11/20 at 100.00	N/R	174,641

600	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster Manor, Series 2010, 7.000%, 11/01/30 (Pre-refunded 11/01/20)	11/20 at 100.00	N/R (4)	737,226

2,000	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007, 5.000%, 7/01/33 (Pre-refunded 7/01/17)	7/17 at 100.00	A3 (4)	2,057,140

500	Uptown Development Authority, Houston, Texas, Tax Increment Revenue Bonds, Infrastructure Improvement Facilities, Series 2009, 5.250%, 9/01/24 (Pre-refunded 9/01/19)	9/19 at 100.00	BBB (4)	558,735

1,030	Viridian Municipal Management District, Texas, Reinvest Zone 6 Tax Increment Revenue Bonds, Refunding Road Improvement Series 2015, 6.000%, 12/01/32 – BAM Insured	12/24 at 100.00	AA	1,308,759

1,135	Viridian Municipal Management District, Texas, Reinvest Zone 6 Tax Increment Revenue Bonds, Refunding Utility Improvement Series 2015, 6.000%, 12/01/31 – BAM Insured	12/24 at 100.00	AA	1,448,828

6,140	Ysleta Independent School District, El Paso County, Texas, General Obligation Bonds, Refunding Series 2014, 5.000%, 8/15/24	No Opt. Call	AAA	7,633,248
346,745	Total Texas			370,472,657

NUVEEN	73

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utah – 0.4%

	Utah State Charter School Finance Authority Charter School Revenue Bonds, Vista at Entrada School of Performing Arts and Technology) Series 2012:
$675	5.600%, 7/15/22	No Opt. Call	BB+	$734,947
850	6.300%, 7/15/32	7/22 at 100.00	BB+	943,390

1,000	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Navigator Pointe Academy Project, Series 2010A, 5.625%, 7/15/40	7/20 at 100.00	BBB	1,066,030

	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Noah Webster Academy, Series 2008A:
400	6.250%, 6/15/28	6/17 at 100.00	N/R	404,812
950	6.500%, 6/15/38	6/17 at 100.00	N/R	960,355

1,250	Utah State Charter School Finance Authority, Charter School Revenue Bonds, North Davis Preparatory Academy, Series 2010, 6.250%, 7/15/30	7/20 at 100.00	BBB–	1,360,925

1,135	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High School, Series 2010A, 6.375%, 7/15/40	7/20 at 100.00	BB	1,210,182

	Utah State Charter School Finance Authority, Revenue Bonds, George Washington Academy Project, Series 2011A:
2,115	7.750%, 7/15/31 (Pre-refunded 7/15/21)	7/21 at 100.00	BBB– (4)	2,610,989
3,520	8.000%, 7/15/41 (Pre-refunded 7/15/21)	7/21 at 100.00	BBB– (4)	4,517,286
11,895	Total Utah			13,808,916

	Vermont – 0.2%

5,000	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, University of Vermont Medical Center Project, Green Series 2016B, 4.000%, 12/01/42	6/26 at 100.00	A–	5,195,750

	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, Vermont Law School Project, Series 2011A:
1,815	6.125%, 1/01/28	1/21 at 100.00	N/R	1,904,951
1,000	6.250%, 1/01/33	1/21 at 100.00	N/R	1,044,260
7,815	Total Vermont			8,144,961

	Virginia – 1.0%

530	Arlington County Industrial Development Authority, Virginia, Multifamily Housing Mortgage Revenue Bonds, Berkeley Apartments, Series 2000, 5.850%, 12/01/20 (Alternative Minimum Tax)	11/16 at 100.00	AA	531,670

2,000	Metropolitan Washington Airports Authority, Virginia, Airport System Revenue Bonds, Refunding Series 2011C, 5.000%, 10/01/26 (Alternative Minimum Tax)	10/21 at 100.00	AA–	2,302,880

3,745	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009B, 0.000%, 10/01/31 – AGC Insured	No Opt. Call	AA	2,197,828

10,070	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	B–	9,465,498

1,000	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Green Series 2015B, 5.000%, 7/01/45	7/25 at 100.00	BB+	1,085,090

5,500	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (Alternative Minimum Tax)	1/22 at 100.00	BBB–	5,896,275

	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
3,515	5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB	3,959,296
6,515	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB	7,327,355
32,875	Total Virginia			32,765,892

74	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington – 3.0%

$6,220	Clark County Public Utility District 1, Washington, Electric System Revenue Bonds, Refunding Series 2011, 5.250%, 1/01/31 (Pre-refunded 1/01/21)	1/21 at 100.00	A1 (4)	$7,247,606

960	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Tender Option Bond Trust 2016-XL0006, 17.941%, 6/01/34 (IF) (5)	6/19 at 100.00	AA	1,354,598

2,450	King County Public Hospital District 4, Washington, General Obligation Bonds, Snoqualmie Valley Hospital, Refunding Improvement Series 2011, 7.000%, 12/01/40	12/21 at 100.00	N/R	2,705,535

2,335	King County, Washington, Sewer Revenue Bonds, Tender Option Bond Trust 3090, 12.301%, 1/01/39 (Pre-refunded 7/01/17) – AGM Insured (IF) (5)	7/17 at 100.00	AA+ (4)	2,536,604

1,050	Ocean Shores, Washington, Local Improvement District 2007-01 Bonds, 2011, 7.250%, 2/01/31	No Opt. Call	BBB+	1,401,120

	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Series 2016:
3,825	5.000%, 12/01/30 (WI/DD, Settling 11/03/16)	12/26 at 100.00	Baa2	4,331,201
1,950	5.000%, 12/01/31 (WI/DD, Settling 11/03/16)	12/26 at 100.00	Baa2	2,193,906
4,000	5.000%, 12/01/32 (WI/DD, Settling 11/03/16)	12/26 at 100.00	Baa2	4,467,920
1,120	5.000%, 12/01/37 (WI/DD, Settling 11/03/16)	12/26 at 100.00	Baa2	1,239,034

5,660	Spokane, Washington, General Obligation Bonds, Series 2015, 3.000%, 12/01/32	12/24 at 100.00	AA	5,724,920

2,000	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	2,230,260

3,535	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2010, 5.250%, 12/01/30 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (4)	4,117,639

	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2012:
2,775	5.000%, 12/01/27 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (4)	3,293,481
2,435	5.000%, 12/01/42 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (4)	2,889,955

1,600	Washington Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding Series 2014A, 5.000%, 11/15/28	5/24 at 100.00	A+	1,888,640

	Washington Health Care Facilities Authority, Revenue Bonds, Yakima Valley Memorial Hospital Association, Series 2016:
6,000	5.000%, 12/01/41 (WI/DD, Settling 11/10/16)	12/26 at 100.00	Baa3	6,521,220
5,930	5.000%, 12/01/46 (WI/DD, Settling 11/10/16)	12/26 at 100.00	Baa3	6,414,422

845	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009, 6.250%, 7/01/24	7/19 at 100.00	Baa1	941,051

	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009:
1,155	6.250%, 7/01/24 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (4)	1,315,302
2,000	7.000%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	Baa1 (4)	2,318,120

3,000	Washington State Higher Education Facilities Authority, Revenue Bonds, Whitworth University, Series 2009, 5.375%, 10/01/29	10/19 at 100.00	Baa1	3,257,640

	Washington State Housing Finance Commission, Nonprofit Refunding Revenue Bonds, Wesley Homes at Lea Hill Project, Series 2016:
1,155	5.000%, 7/01/41	7/26 at 100.00	N/R	1,220,292
2,000	5.000%, 7/01/46	7/26 at 100.00	N/R	2,105,300
3,805	5.000%, 7/01/51	7/26 at 100.00	N/R	3,975,350

1,100	Washington State Housing Finance Commission, Non-Profit Revenue Bonds, Emerald Heights Project, Refunding 2013, 5.000%, 7/01/28	7/23 at 100.00	A–	1,240,151

NUVEEN	75

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington (continued)

$2,340	Washington State Housing Finance Commission, Revenue Bonds, Riverview Retirement Community, Refunding Series 2012, 5.000%, 1/01/48	No Opt. Call	BBB–	$2,457,070

2,250	Washington State Housing Finance Commission, Single Family Program Bonds, Series 2015-1N, 3.700%, 12/01/34	6/25 at 100.00	Aaa	2,347,560

6,545	Washington State, General Obligation Bonds, Various Purpose Series 2013D, 5.000%, 2/01/23	No Opt. Call	AA+	7,925,799

10,000	Washington State, General Obligation Bonds, Various Purpose, Refunding Series R-2015A, 5.000%, 7/01/23	No Opt. Call	AA+	12,223,200
90,040	Total Washington			101,884,896

	West Virginia – 0.6%

500	Ohio County Commission, West Virginia, Tax Increment Revenue Bonds, Fort Henry Centre Financing District, Series 2007A, 5.850%, 6/01/34 (Pre-refunded 6/01/17)	6/17 at 100.00	N/R (4)	514,915

1,020	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Series 2009A, 5.625%, 9/01/32	9/19 at 100.00	A3	1,114,972

1,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Thomas Health System, Inc., Series 2008, 6.500%, 10/01/28	10/18 at 100.00	N/R	1,050,930

1,585	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding & Improvement Series 2013A, 4.000%, 6/01/41	6/26 at 100.00	A	1,676,153

	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding Series 2016A:
8,025	4.000%, 6/01/34	6/26 at 100.00	A	8,671,574
4,610	4.000%, 6/01/35	6/26 at 100.00	A	4,961,513
455	3.000%, 6/01/36	6/26 at 100.00	A	430,061
1,630	3.250%, 6/01/39	6/26 at 100.00	A	1,580,367
18,825	Total West Virginia			20,000,485

	Wisconsin – 3.7%

5,000	Oneida Tribe of Indians of Wisconsin, Retail Sales Revenue Bonds, Series 2011-144A, 6.500%, 2/01/31	2/19 at 102.00	AA-	5,594,650

1,250	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Cornerstone Charter Academy, North Carolina, Series 2016A, 5.000%, 2/01/36	2/26 at 100.00	N/R	1,257,263

2,155	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina Charter Educational Foundation Project, Series 2016A, 5.000%, 6/15/46	6/26 at 100.00	N/R	2,132,610

	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Voyager Foundation Inc. of North Carolina, Series 2012A:
280	5.500%, 10/01/22	No Opt. Call	BB+	312,220
375	6.000%, 10/01/32	10/22 at 100.00	BB+	408,589

	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Voyager Foundation, Inc. of North Carolina Project, Series 2014A:
1,080	5.000%, 10/01/34	10/22 at 100.00	BB+	1,119,085
500	5.125%, 10/01/45	10/22 at 100.00	BB+	516,185

	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, Cottonwood Classical Preparatory School in Albuquerque, New Mexico, Series 2012A:
1,610	6.000%, 12/01/32	No Opt. Call	N/R	1,669,554
5,000	6.250%, 12/01/42	No Opt. Call	N/R	5,217,600

76	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

$1,940	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2014, 5.250%, 4/01/30 (Alternative Minimum Tax)	11/24 at 100.00	N/R	$2,131,090

825	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2016, 4.000%, 8/01/35 (Alternative Minimum Tax)	8/26 at 100.00	N/R	830,932

1,575	Public Finance Authority of Wisconsin, Revenue Bonds, Carolina International School, Series 2013A, 7.000%, 8/01/43	8/23 at 100.00	BB+	1,789,121

5,000	Public Finance Authority, Wisconsin, Exempt Facilities Revenue Bonds, Celanese Project, Refunding Series 2016C, 4.300%, 11/01/30 (Alternative Minimum Tax)	5/26 at 100.00	BBB–	5,167,550

2,550	Superior, Wisconsin, Limited Obligation Revenue Refunding Bonds, Midwest Energy Resources Company, Series 1991E, 6.900%, 8/01/21 – FGIC Insured	No Opt. Call	AA–	3,170,568

1,455	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010A, 5.250%, 4/15/24	4/20 at 100.00	A+	1,627,796

1,225	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2010A, 6.125%, 6/01/39 (Pre-refunded 6/01/20)	6/20 at 100.00	Baa2 (4)	1,440,135

625	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2016, 5.000%, 7/01/36	7/26 at 100.00	Baa2	705,400

13,950	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+	15,717,047

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B:
1,000	5.000%, 2/15/40	2/22 at 100.00	A–	1,104,050
35	4.500%, 2/15/40	2/22 at 100.00	A–	37,153

18,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012, 5.000%, 6/01/32	6/22 at 100.00	A3	20,156,760

7,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C, 5.000%, 8/15/32 (Pre-refunded 8/15/22)	8/22 at 100.00	AA (4)	8,460,970

435	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Refunding Series 2015, 5.000%, 8/15/39	8/24 at 100.00	A+	495,495

595	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Series 2009, 6.625%, 2/15/39 (Pre-refunded 2/15/19)	2/19 at 100.00	N/R (4)	671,374

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rogers Memorial Hospital, Inc., Series 2014A:
2,980	5.000%, 7/01/34	7/24 at 100.00	BBB+	3,340,908
2,100	4.350%, 7/01/36	7/21 at 100.00	BBB+	2,162,559

3,450	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Three Pillars Senior Living Communities, Refunding Series 2013, 5.000%, 8/15/43	8/23 at 100.00	A–	3,787,445

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Woodland Hills Senior Housing Project, Series 2014:
5,000	5.000%, 12/01/34	12/22 at 102.00	N/R	5,264,600
4,435	5.000%, 12/01/44	12/22 at 102.00	N/R	4,620,339
4,225	5.250%, 12/01/49	12/22 at 102.00	N/R	4,425,983

	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson Hollow Project. Series 2014:
1,880	5.250%, 10/01/39	10/22 at 102.00	N/R	1,983,212
1,000	5.375%, 10/01/44	10/22 at 102.00	N/R	1,056,670
3,500	5.500%, 10/01/49	10/22 at 102.00	N/R	3,699,955

NUVEEN	77

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)		Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

$11,750	Wisconsin State, General Obligation Bonds, Refunding Series 2016-1, 5.000%, 11/01/24		No Opt. Call	AA	$14,720,048
113,780	Total Wisconsin				126,794,916

	Wyoming – 0.4%

2,000	Campbell County, Wyoming Solid Waste Facilities Revenue Bonds, Basin Electric Power Cooperative – Dry Fork Station Facilities, Series 2009A, 5.750%, 7/15/39		7/19 at 100.00	A	2,218,700

4,500	Natrona County, Wyoming, Hospital Revenue Bonds, Wyoming Medical Center Project, Series 2011, 6.350%, 9/15/31		3/21 at 100.00	A3	5,141,970

	Teton County Hospital District, Wyoming, Hospital Revenue Bonds, St. John’s Medical Center Project, Series 2011B:
800	5.500%, 12/01/27		12/21 at 100.00	BBB+	913,088
2,500	6.000%, 12/01/36		12/21 at 100.00	BBB+	2,858,050

3,650	West Park Hospital District, Wyoming, Hospital Revenue Bonds, Series 2011A, 7.000%, 6/01/40		6/21 at 100.00	BBB	4,241,007
13,450	Total Wyoming				15,372,815
$3,128,173	Total Municipal Bonds (cost $3,122,968,012)				3,361,069,953

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 0.0%

	Transportation – 0.0%

$139	Las Vegas Monorail Company, Senior Interest Bonds, PIK, (11), (12)	5.500%	7/15/19	N/R	$84,533

37	Las Vegas Monorail Company, Senior Interest Bonds (11), (12)	5.500%	7/15/55	N/R	18,399
	Total Corporate Bonds (cost $15,730)				102,932
	Total Long-Term Investments (cost $3,122,983,742)				3,361,172,885

Principal Amount (000)	Description (1)		Optional Call Provisions (2)	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 4.3%

	MUNICIPAL BONDS – 4.3%

	Alaska – 0.7%

$24,370	Alaska Housing Finance Corporation, Home Mortgage Revenue Bonds, Variable Rate Demand Obligation Series 2007D, 0.600%, 12/01/41 (13)		6/17 at 100.00	VMIG-1	$24,370,000

	California – 1.6%

10,000	Antelope Valley-East Kern Water Agency, California, Certificates of Participation, Variable Rate Demand Obligation, Series 2008A-2, 0.570%, 6/01/37 (13)		1/17 at 100.00	VMIG-1	10,000,000

23,810	California Health Facilities Financing Authority, Revenue Bonds, Scripps Health, Variable Rate Demand Obligation, Refunding Series 2008B, 0.570%, 10/01/31 (13)		1/17 at 100.00	VMIG-1	23,810,000

21,360	Southern California Public Power Authority, Revenue Bonds, Magnolia Power Project, Variable Rate Demand Obligation, Series 2009A-2, 0.570%, 7/01/36 (13)		1/17 at 100.00	VMIG-1	21,360,000
55,170	Total California				55,170,000

78	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Idaho – 0.3%

$10,000	Idaho Housing and Finance Association, Single Family Mortgage Revenue Bonds, Variable Rate Demand Obligation, Series 2016A-3 Class I, 0.780%, 1/01/37 (13)	1/17 at 100.00	VMIG-1	$10,000,000

	North Carolina – 1.3%

10,000	North Carolina Medical Care Commission, Hospital Revenue Bonds, CaroMont Health, Variable Rate Demand Obligation, Series 2003A, 0.590%, 8/15/34 – NPFG Insured (13)	1/17 at 100.00	VMIG-1	10,000,000

35,000	Raleigh, North Carolina, Certificates of Participation, Downtown Improvement Project, Variable Rate Demand Obligations, Series 2005B-1, 0.590%, 2/01/34 (13)	2/17 at 100.00	VMIG-1	35,000,000
45,000	Total North Carolina			45,000,000

	Washington – 0.4%

14,350	Port of Tacoma, Washington, Revenue Bonds, Tender Option Bond Floater 2016-1024, Variable Rate Demand Obligation, 0.930%, 12/01/43 (13)	12/26 at 100.00	VMIG-1	14,350,000
$148,890	Total Short-Term Investments (cost $148,890,000)			148,890,000
	Total Investments (cost $3,271,873,742) – 102.1%			3,510,062,885
	Floating Rate Obligations – (2.0)%			(67,370,000)
	Other Assets Less Liabilities – (0.1)%			(4,982,403)
	Net Assets – 100%			$3,437,710,482

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(6)	The coupon for this security increased 0.25% effective January 1, 2016 and increased an additional 0.25% effective May 11, 2016.

(7)	Step-up coupon. The rate shown is the coupon as of the end of the reporting period.

(8)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(9)	On January 7, 2015, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 7.125% to 5.700% and again on November 11, 2015, further reduced the security’s interest rate of accrual from 5.700% to 4.275%.

(10)	On May 7, 2015, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.250% to 2.100%.

(11)	During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund is not accruing income for either senior interest corporate bond.

(12)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(13)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

PIK	All or portion of this security is payment-in-kind.

See accompanying notes to financial statements.

NUVEEN	79

Nuveen Inflation Protected Municipal Bond Fund

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 106.2%

	MUNICIPAL BONDS – 106.2%

	Arizona – 3.9%

$390	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A, 5.000%, 2/01/19	No Opt. Call	BBB+	$421,434

1,000	Pima County, Arizona, Sewer System Revenue Obligations, Refunding Series 2016, 5.000%, 7/01/26	No Opt. Call	AA	1,273,089
1,390	Total Arizona			1,694,523

	California – 13.8%

1,000	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Senior Lien Series 2013A, 5.000%, 10/01/27 – AGM Insured (5)	10/23 at 100.00	AA	1,209,210

305	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 5.300%, 10/01/23 (Pre-refunded 10/01/17) – AMBAC Insured	10/17 at 100.00	Aaa	317,780

850	California Municipal Finance Authority, Revenue Bonds, University of San Diego, Refunding Series 2012A, 5.000%, 10/01/31	No Opt. Call	A1	1,004,097

470	El Camino Community College District, California, General Obligation Bonds, Election of 2002 Series 2012C, 0.000%, 8/01/21	No Opt. Call	Aa1	437,208

555	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2013A, 5.000%, 6/01/21	No Opt. Call	A+	643,661

880	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007, 5.000%, 6/01/21	6/17 at 100.00	N/R	884,101

130	Los Angeles Regional Airports Improvement Corporation, California, Lease Revenue Refunding Bonds, LAXFUEL Corporation at Los Angeles International Airport, Series 2012, 5.000%, 1/01/21 (Alternative Minimum Tax)	No Opt. Call	A	148,989

800	San Francisco, California, Community Facilities District 6, Mission Bay South Public Improvements, Special Tax Refunding Bonds, Series 2013A, 5.000%, 8/01/25	8/22 at 100.00	N/R	921,200

475	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 1/15/17	No Opt. Call	BBB–	478,962
5,465	Total California			6,045,208

	Colorado – 14.2%

555	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012A, 5.000%, 11/15/22 (Alternative Minimum Tax) (5)	No Opt. Call	A+	658,291

1,000	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, Stapleton Senior Refunding Series 2013A-1, 5.000%, 12/01/23	12/22 at 100.00	A–	1,186,600

1,000	Denver West Metropolitan District, Jefferson County, Colorado, General Obligation Refunding Bonds, Series 2012A, 4.000%, 12/01/20 – AGM Insured (5)	No Opt. Call	AA	1,101,850

525	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/21 – NPFG Insured	No Opt. Call	AA–	478,417

1,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/20 – NPFG Insured	No Opt. Call	AA–	932,370

80	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$1,250	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 5.000%, 12/01/19	No Opt. Call	N/R	$1,336,424

500	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 5.250%, 7/15/24	7/20 at 100.00	BBB+	555,000
5,830	Total Colorado			6,248,952

	Connecticut – 1.4%

500	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series 2016A, 5.000%, 9/01/26	No Opt. Call	AA	630,225

	District of Columbia – 0.7%

260	District of Columbia, Revenue Bonds, Association of American Medical Colleges, Series 2011A, 5.000%, 10/01/24	10/23 at 100.00	A+	313,875

	Florida – 1.7%

620	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Refunding Series 2012, 5.000%, 7/01/22 (5)	No Opt. Call	AA	735,419

	Georgia – 2.6%

	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
188	5.500%, 7/15/23	7/21 at 100.00	N/R	192,778
374	5.500%, 7/15/30	7/21 at 100.00	N/R	383,049
410	5.500%, 1/15/36	7/21 at 100.00	N/R	420,394

110	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007A, 5.500%, 9/15/26	No Opt. Call	A	135,565
1,082	Total Georgia			1,131,786

	Illinois – 8.4%

305	Chicago, Illinois, Wastewater Transmission Revenue Bonds, Second Lien Series 2001A, 5.500%, 1/01/30 – NPFG Insured	No Opt. Call	AA–	364,667

335	Illinois Finance Authority, Revenue Bonds, Alexian Brothers Health System, Refunding Series 2005B, 5.250%, 1/01/22 (Pre-refunded 4/14/18) – AGM Insured	4/18 at 100.00	A2 (4)	356,340

325	Illinois Finance Authority, Revenue Bonds, Art Institute of Chicago, Series 2012A, 5.000%, 3/01/22	No Opt. Call	AA–	381,911

440	Illinois Finance Authority, Revenue Bonds, Lake Forest College, Series 2012A, 5.000%, 10/01/22	No Opt. Call	BBB–	474,795

600	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 12/01/19	No Opt. Call	AA–	669,516

535	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010, 5.000%, 6/01/19	No Opt. Call	A	584,193

1,000	Southwestern Illinois Development Authority, Local Government Revenue Bonds, Edwardsville Community Unit School District 7 Project, Series 2007, 0.000%, 12/01/22 – AGM Insured	No Opt. Call	AA	859,080
3,540	Total Illinois			3,690,502

	Indiana – 3.7%

500	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series 2012A, 5.000%, 5/01/24	5/23 at 100.00	A	594,645

490	Indiana Finance Authority, Hospital Revenue Bonds, Parkview Health System Obligated Group, Refunding Series 2012A, 5.000%, 5/01/22	No Opt. Call	Aa3	581,694

NUVEEN	81

Nuveen Inflation Protected Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

$460	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013B, 5.000%, 1/01/19 (Alternative Minimum Tax)	1/17 at 100.00	BBB+	$463,133
1,450	Total Indiana			1,639,472

	Iowa – 3.1%

1,125	Dubuque, Iowa, General Obligation Bonds, Sales Tax Increment, Second Lien Series 2014, 5.000%, 6/01/25	6/24 at 100.00	Aa3	1,365,490

	Kansas – 2.8%

1,025	Wyandotte County/Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Improvement Series 2012B, 5.000%, 9/01/23	No Opt. Call	A+	1,218,960

	Kentucky – 2.3%

65	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 5.500%, 6/01/21	6/20 at 100.00	BBB+	73,587

	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1:
380	5.750%, 12/01/28 – AGC Insured	6/18 at 100.00	AA	400,463
525	6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AA	557,293
970	Total Kentucky			1,031,343

	Louisiana – 6.6%

1,000	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A, 5.000%, 7/01/23	No Opt. Call	AA–	1,187,730

500	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2012, 5.000%, 12/01/27 – AGM Insured	12/22 at 100.00	AA	588,195

1,015	Regional Transit Authority, Louisiana, Sales Tax Revenue Bonds, Series 2010, 5.000%, 12/01/19 – AGM Insured (5)	No Opt. Call	AA	1,128,345
2,515	Total Louisiana			2,904,270

	Maine – 3.3%

	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013:
185	5.000%, 7/01/25	7/23 at 100.00	BBB	213,237
1,000	5.000%, 7/01/33	7/23 at 100.00	BBB	1,105,040

120	Portland, Maine, General Airport Revenue Bonds, Refunding Series 2013, 5.000%, 7/01/23	No Opt. Call	BBB+	143,980
1,305	Total Maine			1,462,257

	Massachusetts – 1.2%

530	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.000%, 1/01/21 – AMBAC Insured (Alternative Minimum Tax)	1/17 at 100.00	N/R	536,519

	Michigan – 1.4%

55	Michigan Finance Authority, Public School Academy Revenue Bonds, Detroit Service Learning Academy Project, Refunding Series 2011, 6.000%, 10/01/21	No Opt. Call	BB–	55,449

500	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Series 2010, 5.000%, 10/01/27 (Pre-refunded 10/01/20)	10/20 at 100.00	AAA	570,055
555	Total Michigan			625,504

82	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri – 2.7%

$1,000	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A, 5.000%, 1/01/24	No Opt. Call	A	$1,205,280

	Nevada – 1.1%

390	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2009C, 5.000%, 7/01/23 – AGM Insured	7/19 at 100.00	AA	428,341

	New Jersey – 0.6%

240	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 4.875%, 9/15/19 (Alternative Minimum Tax)	No Opt. Call	BB–	253,202

	New York – 3.7%

110	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/30 (Alternative Minimum Tax)	7/24 at 100.00	BBB	123,816

1,250	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Eighth Series 2013, 5.000%, 12/01/22 (Alternative Minimum Tax) (5)	No Opt. Call	AA–	1,499,212
1,360	Total New York			1,623,028

	North Carolina – 2.5%

160	North Carolina Capital Facilities Finance Agency, Revenue Bonds, The Methodist University, Series 2012, 5.000%, 3/01/19	No Opt. Call	BBB	173,715

795	North Carolina Turnpike Authority, Monroe Connector System State Appropriation Bonds, Series 2011, 5.000%, 7/01/21 (5)	No Opt. Call	AA	928,934
955	Total North Carolina			1,102,649

	Ohio – 4.3%

230	Cleveland, Ohio, Waterworks First Mortgage Revenue Refunding and Improvement Bonds, Series 1993G, 5.500%, 1/01/21 – NPFG Insured	No Opt. Call	Aa1	251,707

1,000	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C, 5.000%, 10/01/22	No Opt. Call	A1	1,170,710

200	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012, 5.000%, 12/01/16	No Opt. Call	BB	200,562

200	Toledo-Lucas County Port Authority, Ohio, Revenue Refunding Bonds, CSX Transportation Inc., Series 1992, 6.450%, 12/15/21	No Opt. Call	Baa1	246,098
1,630	Total Ohio			1,869,077

	Oregon – 2.8%

1,000	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2014-22, 5.000%, 7/01/24 (Alternative Minimum Tax)	No Opt. Call	AA–	1,215,810

	Pennsylvania – 2.6%

840	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012, 5.000%, 1/01/24	No Opt. Call	A–	953,081

170	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Philadelphia University, Refunding Series 2013, 5.000%, 6/01/21	No Opt. Call	BBB	190,169

5	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012B, 5.000%, 9/01/24 – AGM Insured	9/22 at 100.00	A+	5,933
1,015	Total Pennsylvania			1,149,183

NUVEEN	83

Nuveen Inflation Protected Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas – 4.5%

$365	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Subordinate Lien Series 2013, 5.000%, 1/01/23	No Opt. Call	BBB	$427,988

215	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (Alternative Minimum Tax)	10/22 at 100.00	BB	226,810

855	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H, 0.000%, 11/15/23 – NPFG Insured	No Opt. Call	AA–	680,007

230	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3, 0.000%, 11/15/31 – NPFG Insured	11/24 at 66.52	AA–	113,668

500	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013, 4.000%, 12/01/21	No Opt. Call	Ba2	516,375
2,165	Total Texas			1,964,848

	Utah – 2.6%

25	Utah County, Utah, Hospital Revenue Bonds, IHC Health Services Inc., Series 2012, 5.000%, 5/15/23	5/21 at 100.00	AA+	29,193

935	Utah Transit Authority, Sales Tax Revenue Bonds, Refunding Series 2012, 5.000%, 6/15/22	No Opt. Call	AA	1,107,423
960	Total Utah			1,136,616

	Virginia – 0.5%

185	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB	208,384

	Washington – 1.2%

500	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2012, 4.000%, 12/01/19 (ETM)	No Opt. Call	N/R (4)	544,685

	West Virginia – 0.5%

235	Mason County, West Virginia, Pollution Control Revenue Bonds, Appalachian Power Company, Series 2003L, 1.625%, 10/01/22 (Mandatory put 10/01/18)	No Opt. Call	BBB+	236,173

	Wisconsin – 3.4%

1,015	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Agnesian HealthCare, Inc., Series 2013B, 5.000%, 7/01/24	7/23 at 100.00	A	1,210,438

260	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 5.250%, 5/01/20	5/19 at 100.00	AA–	287,102
1,275	Total Wisconsin			1,497,540

	Wyoming – 2.1%

755	Consolidated Wyoming Municipalities Electric Power System Joint Powers Board, Wyoming, Electric Facilities Improvement Lease Revenue Bonds, Gillette Electrical System Project, Series 2014A, 5.000%, 6/01/24	No Opt. Call	A+	926,136
$41,827	Total Long-Term Investments (cost $44,618,655)			46,635,257

84	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 1.1%

	MUNICIPAL BONDS – 1.1%

	Illinois – 1.1%

$500	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Tender Option Bond Floater Series 2015-XM0053, 0.880%, 12/01/49 (6)	12/24 at 100.00	A-1	$500,000
$500	Total Short-Term Investments (cost $500,000)			500,000
	Total Investments (cost $45,118,655) – 107.3%			47,135,257
	Other Assets Less Liabilities – (7.3)% (7)			(3,221,189)
	Net Assets – 100%			$43,914,068

Investments in Derivatives as of October 31, 2016

Consumer Price Index Swaps

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Fixed Rate Payment Date (8)	Termination Date	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	$5,000,000	Receive	CPURNSA	2.600%	Annually	2/06/18	2/05/18	$(341,626)
JPMorgan Chase Bank, N.A.	4,000,000	Receive	CPURNSA	2.560	Annually	12/31/18	12/28/18	(315,622)
JPMorgan Chase Bank, N.A.	3,500,000	Receive	CPURNSA	2.509	Annually	2/11/19	2/08/19	(249,183)
JPMorgan Chase Bank, N.A.	4,500,000	Receive	CPURNSA	2.645	Annually	12/30/19	12/28/19	(426,798)
JPMorgan Chase Bank, N.A.	5,500,000	Receive	CPURNSA	2.645	Annually	10/01/21	9/30/21	(529,545)
JPMorgan Chase Bank, N.A.	8,000,000	Receive	CPURNSA	2.777	Annually	2/21/22	2/19/22	(979,432)
Morgan Stanley & Co. LLC	3,800,000	Receive	CPURNSA	2.595	Annually	11/06/18	11/05/18	(247,308)
Morgan Stanley & Co. LLC	6,000,000	Receive	CPURNSA	2.714	Annually	3/01/21	2/27/21	(628,558)
Morgan Stanley & Co. LLC	3,000,000	Receive	CPURNSA	2.283	Annually	9/16/21	9/15/21	(179,212)
Morgan Stanley & Co. LLC	3,000,000	Receive	CPURNSA	2.650	Annually	8/08/24	8/07/24	(358,929)
	$46,300,000							$(4,256,213)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(6)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(7)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(8)	Fixed Rate Payment Date is one business day after contract Termination Date.

(ETM)	Escrowed to maturity.

CPURNSA	US CPI Urban Consumers Non-Seasonally Adjusted

See accompanying notes to financial statements.

NUVEEN	85

Nuveen Intermediate Duration Municipal Bond Fund

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 99.1%

	MUNICIPAL BONDS – 98.8%

	Alabama – 1.1%

$31,625	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2016, 0.000%, 7/01/46	No Opt. Call	Aa3	$34,833,356

2,935	Health Care Authority for Baptist Health, Alabama, Revenue Bonds, Baptist Health, Series 2006D, 5.000%, 11/15/16	11/16 at 100.00	A3	2,940,342

1,130	Huntsville, Alabama, Electric System Revenue Warrants, Refunding Series 2007, 4.000%, 12/01/18 – AGM Insured	12/17 at 100.00	Aa1	1,165,572

2,685	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds, Spring Hill College Project, Series 2015, 5.000%, 4/15/27	4/25 at 100.00	N/R	2,720,039

2,000	Mobile, Alabama, General Obligation Warrants, Improvement and Refunding Series 2008B, 5.000%, 2/15/20	2/18 at 100.00	Aa2	2,102,300

	Montgomery Medical Clinic Board, Alabama, Health Care Facility Revenue Bonds, Jackson Hospital & Clinic, Series 2015:
2,080	5.000%, 3/01/23	No Opt. Call	BBB	2,425,218
3,555	5.000%, 3/01/24	No Opt. Call	BBB	4,198,419
2,235	5.000%, 3/01/25	No Opt. Call	BBB	2,659,784
1,725	5.000%, 3/01/26	No Opt. Call	BBB	2,064,808
2,175	4.000%, 3/01/36	3/26 at 100.00	BBB	2,226,874

1,500	University of Alabama, Birmingham, Hospital Revenue Bonds, Birmingham Hospital, Series 2008A, 5.000%, 9/01/18 (ETM)	No Opt. Call	A1 (4)	1,612,650

4,000	University of Alabama, Birmingham, Hospital Revenue Bonds, Birmingham Hospital, Series 2008A, 5.750%, 9/01/22 (Pre-refunded 9/01/18)	9/18 at 100.00	A+ (4)	4,354,840
57,645	Total Alabama			63,304,202

	Alaska – 0.2%

3,000	Alaska State, Sport Fishing Revenue Bonds, Refunding Series 2011, 5.000%, 4/01/21	4/20 at 100.00	A1	3,331,470

6,025	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	1/17 at 100.00	B3	5,912,875

4,035	Valdez, Alaska, Marine Terminal Revenue Bonds, BP Pipelines Inc. Project, Refunding Series 2003B, 5.000%, 1/01/21	No Opt. Call	A2	4,571,816
13,060	Total Alaska			13,816,161

	Arizona – 2.8%

4,120	Arizona Board of Regents, Certificates of Participation, University of Arizona Projects, Refunding Series 2007B, 4.500%, 6/01/18 – AMBAC Insured	6/17 at 100.00	Aa3	4,199,969

	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A:
1,235	5.000%, 2/01/20	No Opt. Call	BBB+	1,374,012
6,255	5.000%, 2/01/27	2/22 at 100.00	BBB+	7,048,885

1,445	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals Project, Series 2014A, 5.000%, 12/01/24	No Opt. Call	A2	1,793,115

86	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Refunding Senior Series 2012A:
$10,270	5.000%, 7/01/25	7/22 at 100.00	A1	$11,635,910
16,235	5.000%, 7/01/26	7/22 at 100.00	A1	18,302,527
16,760	5.000%, 7/01/27	7/22 at 100.00	A1	18,814,608

2,000	Arizona State, Certificates of Participation, Series 2008A, 4.000%, 9/01/17 – AGM Insured	No Opt. Call	AA	2,053,820

	Arizona State, State Lottery Revenue Bonds, Series 2010A:
45	5.000%, 7/01/17 – AGM Insured	No Opt. Call	AA	46,257
55	5.000%, 7/01/18 – AGM Insured	No Opt. Call	AA	58,589
5,165	5.000%, 7/01/19 – AGM Insured	No Opt. Call	AA	5,687,130
5,015	5.000%, 7/01/20 – AGM Insured	No Opt. Call	AA	5,684,954
6,130	5.000%, 7/01/21 – AGM Insured	1/20 at 100.00	AA	6,860,757
7,500	5.000%, 7/01/22 – AGM Insured	1/20 at 100.00	AA	8,382,825

1,050	Gila County Unified School District 10 Payson, Arizona, General Obligation Bonds, Project of 2006, Series 2007A, 5.000%, 7/01/17 – AMBAC Insured	No Opt. Call	Aa3	1,079,106

6,000	Gilbert Public Facilities Municipal Property Corporation, Arizona, Revenue Bonds, Series 2009, 5.500%, 7/01/27	7/19 at 100.00	AA+	6,615,840

2,000	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2007, 5.000%, 5/15/26	5/22 at 100.00	A	2,295,480

1,355	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2010, 5.000%, 5/15/21	5/20 at 100.00	A+	1,500,825

1,400	Maricopa County School District 33 Buckeye Elementary, Arizona, General Obligation Bonds, School Improvement Series 2016A, 4.000%, 7/01/33 – BAM Insured	7/26 at 100.00	AA	1,532,678

3,670	Mesa, Arizona, Excise Tax Revenue Bonds, Series 2013, 5.000%, 7/01/27	7/17 at 100.00	AA+	3,767,769

	Northern Arizona University, System Revenue Bonds, Refunding Series 2014:
385	5.000%, 6/01/22	No Opt. Call	A+	455,836
500	5.000%, 6/01/23	No Opt. Call	A+	603,480

	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2010A:
2,045	5.000%, 7/01/22	7/20 at 100.00	A+	2,320,952
10,400	5.000%, 7/01/40	7/20 at 100.00	A+	11,554,088

500	Phoenix Civic Improvement Corporation, Arizona, Water System Revenue Bonds, Junior Lien Series 2014A, 5.000%, 7/01/23	No Opt. Call	AAA	612,225

8,855	Phoenix Civic Improvement Corporation, Arizona, Water System Revenue Bonds, Refunding Junior Lien Series 2014B, 5.000%, 7/01/23	No Opt. Call	AAA	10,842,505

2,650	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company Project, Series 2013A, 4.000%, 9/01/29	3/23 at 100.00	A3	2,881,424

	Pima County Unified School District 1, Tucson, Arizona, School Improvement Bonds, Series 2007C:
1,000	4.375%, 7/01/18 (Pre-refunded 7/01/17) – FGIC Insured	7/17 at 100.00	AA– (4)	1,024,560
1,000	4.500%, 7/01/19 (Pre-refunded 7/01/17) – FGIC Insured	7/17 at 100.00	AA– (4)	1,025,390

2,670	Pima County, Arizona, Sewer Revenue Bonds, Series 2010, 5.000%, 7/01/24 (Pre-refunded 7/01/20) – AGM Insured	7/20 at 100.00	AA (4)	3,041,611

645	Regional Public Transportation Authority, Arizona, Transportation Excise Tax Revenue Bonds, Maricopa County Public Transportation Fund Series 2014, 5.250%, 7/01/23	No Opt. Call	AA+	797,671

3,000	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2009A, 5.000%, 1/01/25	No Opt. Call	Aa1	3,255,180

NUVEEN	87

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$3,925	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Tender Option Bond Trust 2015-XF2192, 12.355%, 12/01/24 (IF) (5)	12/21 at 100.00	Aa1	$6,027,936

1,000	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2008A, 5.000%, 9/01/20	9/18 at 100.00	A2	1,071,020

1,350	Sedona-Oak Creek Joint Unified School District 9, Coconino and Yavapi Counties, Arizona, General Obligation Bonds, School Improvement Project 2007, Series 2009B, 5.375%, 7/01/28 (Pre-refunded 7/01/19)	7/19 at 100.00	Aa2 (4)	1,506,343
137,630	Total Arizona			155,755,277

	Arkansas – 0.9%

1,000	Arkansas State University, Student Fee Revenue Bonds, Jonesboro Campus, Series 2013, 5.000%, 12/01/33	12/23 at 100.00	A1	1,155,730

1,490	Conway, Arkansas, Restaurant Gross Receipts Tax Revenue Bonds, Series 2007, 5.000%, 12/01/22 – AGM Insured	1/17 at 100.00	AA	1,495,453

	Fayetteville, Arkansas, Sales and Use Tax Revenue Bonds, Series 2006A:
6,730	5.000%, 11/01/17 – AGM Insured	11/16 at 100.00	AA	6,753,017
6,740	4.500%, 11/01/19 – AGM Insured	11/16 at 100.00	AA	6,761,568

	Fort Smith, Arkansas, Water and Sewer Revenue Bonds, Series 2007:
1,235	5.000%, 10/01/19 (Pre-refunded 10/01/17) – FGIC Insured	10/17 at 100.00	AA– (4)	1,280,300
1,000	5.000%, 10/01/21 (Pre-refunded 10/01/17) – FGIC Insured	10/17 at 100.00	AA– (4)	1,037,170

4,505	Independence County, Arkansas, Pollution Control Revenue Bonds, Arkansas Power and Light Company Project, Series 2013, 2.375%, 1/01/21	No Opt. Call	A	4,693,309

	Little Rock, Arkansas, Hotel and Restaurant Gross Receipts Tax Bonds, Series 2014:
500	5.000%, 7/01/22	No Opt. Call	A+	594,875
800	5.000%, 7/01/23	No Opt. Call	A+	963,208
1,610	5.000%, 7/01/26	7/24 at 100.00	A+	1,947,891
1,485	5.000%, 7/01/28	7/24 at 100.00	A+	1,773,951
1,935	5.000%, 7/01/29	7/24 at 100.00	A+	2,296,516
1,000	5.000%, 7/01/30	7/24 at 100.00	A+	1,181,050
4,585	5.000%, 7/01/34	7/24 at 100.00	A+	5,334,877

	Magnolia, Arkansas, Sales and Use Tax Revenue Bonds, Series 2007:
575	5.000%, 8/01/21 – CIFG Insured	8/17 at 100.00	A3	588,702
1,130	5.000%, 8/01/22 – CIFG Insured	8/17 at 100.00	A3	1,156,092
1,185	5.000%, 8/01/23 – CIFG Insured	8/17 at 100.00	A3	1,211,402
1,245	5.000%, 8/01/24 – CIFG Insured	8/17 at 100.00	A3	1,271,568

1,000	North Little Rock Health Facilities Board, Arkansas, Healthcare Revenue Bonds, Baptist Health, Series 1996B, 5.750%, 12/01/21 (Pre-refunded 12/01/18)	12/18 at 100.00	A+ (4)	1,097,430

	Pulaski County Public Facilities Board, Arkansas, Healthcare Revenue Bonds, Baptist Health, Series 2014:
2,125	5.000%, 12/01/25	12/24 at 100.00	A+	2,576,350
1,780	5.000%, 12/01/27	12/24 at 100.00	A+	2,122,614

315	Sheridan School District 37, Grant County, Arkansas, General Obligation Bonds, Construction Series 2016, 3.250%, 2/01/40 (WI/DD, Settling 12/01/16)	2/22 at 100.00	Aa2	308,845

1,000	University of Arkansas, Various Facilities Revenue Bonds, UAMS Campus, Series 2014A, 5.000%, 3/01/21	No Opt. Call	Aa2	1,156,640
44,970	Total Arkansas			48,758,558

88	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California – 6.3%

$3,040	Western California Municipal Water District Facilities Authority Adjustable Rate Water Revenue Refunding Bonds Series 2016A, 1.500%, 10/01/39 (Mandatory put 10/01/20)	7/20 at 100.00	AA+	$3,068,211

1,525	ABAG Finance Authority for Non-Profit Corporations, California, Revenue Bonds, Children’s Hospital & Research Center at Oakland, Refunding Series 2007A, 4.500%, 12/01/18 (Pre-refunded 12/01/17)	12/17 at 100.00	N/R (4)	1,588,699

1,565	ABC Unified School District, Los Angeles County, California, General Obligation Bonds, Refunding Series 2003A, 4.900%, 2/01/20 – NPFG Insured	No Opt. Call	AA–	1,741,735

1,860	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Senior Lien Series 2013A, 5.000%, 10/01/23	No Opt. Call	A	2,285,140

920	Apple Valley Redevelopment Agency, California, Tax Allocation Bonds, Project Area 2 Series 2007, 4.500%, 6/01/18 – AMBAC Insured	6/17 at 100.00	BBB+	937,075

	California Department of Water Resources, Power Supply Revenue Bonds, Refunding Series 2008H:
1,270	5.000%, 5/01/22 (Pre-refunded 5/01/18) – AGM Insured	5/18 at 100.00	Aa1 (4)	1,349,477
580	5.000%, 5/01/22 (Pre-refunded 5/01/18) – AGM Insured	5/18 at 100.00	Aa1 (4)	616,296

6,895	California Department of Water Resources, Power Supply Revenue Bonds, Series 2010L, 5.000%, 5/01/17	No Opt. Call	Aa1	7,047,311

7,250	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Series 2007A, 4.500%, 10/01/33 (Pre-refunded 10/01/17)	10/17 at 100.00	Aa1 (4)	7,504,982

8,130	California Health Facilities Financing Authority, Revenue Bonds, Adventist Health System/West, Refunding Series 2016A, 3.000%, 3/01/39	3/26 at 100.00	A	7,426,511

500	California Health Facilities Financing Authority, Revenue Bonds, Adventist Health System/West, Series 2009C, 5.125%, 3/01/20	3/19 at 100.00	A	548,360

2,330	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital of Orange County, Series 2009A, 5.750%, 11/01/18	No Opt. Call	A	2,447,688

1,210	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2008B, 1.450%, 8/15/33 (Pre-refunded 3/15/17)	3/17 at 100.00	AA (4)	1,213,279

1,155	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2012C, 1.450%, 8/15/23 (Pre-refunded 3/15/17)	3/17 at 100.00	AA (4)	1,158,130

2,860	California Health Facilities Financing Authority, Revenue Bonds, Providence Saint Joseph Health, Series 2016B-3, 2.000%, 10/01/36 (Mandatory put 10/01/25)	10/25 at 100.00	AA–	2,822,477

16,835	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2015A-1, 3.375%, 7/01/25 (Alternative Minimum Tax)	No Opt. Call	A–	18,038,534

2,245	California State Public Works Board, Lease Revenue Bonds, California State University Monterey Bay Campus Library Project, Series 2009D, 6.000%, 4/01/25 (Pre-refunded 4/01/19)	4/19 at 100.00	Aaa	2,518,665

1,400	California State Public Works Board, Lease Revenue Bonds, California State University, Various University Projects, Series 2010B-1, 5.375%, 3/01/25	3/20 at 100.00	Aa3	1,585,836

5,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.250%, 10/01/24	10/19 at 100.00	A+	5,612,000

	California State, Economic Recovery Revenue Bonds, Refunding Series 2009A:
2,070	5.000%, 7/01/20 (Pre-refunded 7/01/19)	7/19 at 100.00	Aaa	2,292,815
3,830	5.250%, 7/01/21 (Pre-refunded 7/01/19)	7/19 at 100.00	Aaa	4,267,424
2,195	5.250%, 7/01/21 (Pre-refunded 7/01/19)	7/19 at 100.00	Aaa	2,445,691

520	California State, General Obligation Bonds, Refunding Series 2007, 5.000%, 8/01/19	2/17 at 100.00	AA–	525,543

NUVEEN	89

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$15	California State, General Obligation Bonds, Various Purpose Series 2001, 5.000%, 11/01/18	1/17 at 100.00	AA–	$15,056

1,000	California State, General Obligation Bonds, Various Purpose Series 2007, 5.000%, 12/01/23	12/17 at 100.00	AA–	1,045,550

1,450	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.250%, 12/01/29	12/24 at 100.00	BB+	1,655,436

800	California Statewide Communities Development Authority, Revenue Bonds, Huntington Memorial Hospital, Refunding Series 2014B, 5.000%, 7/01/25	7/24 at 100.00	A–	965,384

1,000	California Statewide Community Development Authority, Insured Health Facility Revenue Bonds, Henry Mayo Newhall Memorial Hospital, Series 2007B, 5.200%, 10/01/37 (Pre-refunded 10/01/18) – AMBAC Insured	10/18 at 100.00	AA–(4)	1,082,820

835	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G, 5.000%, 7/01/22 (6)	1/17 at 100.00	CCC	828,412

10,000	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2003A, 5.000%, 8/15/38 (Pre-refunded 8/15/17) – AMBAC Insured	8/17 at 100.00	AA–(4)	10,339,800

1,120	Contra Costa County Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2003A, 5.500%, 8/01/23 – RAAI Insured	1/17 at 100.00	AA	1,123,282

	Culver City Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Capital Appreciation Series 2011A:
7,475	0.000%, 11/01/26	11/21 at 66.91	BBB–	4,197,661
4,095	0.000%, 11/01/28	11/21 at 56.33	BBB–	1,917,934

	Delano, California, Certificates of Participation, Delano Regional Medical Center, Series 2012:
2,725	5.000%, 1/01/22	No Opt. Call	BBB–	3,039,874
2,860	5.000%, 1/01/23	No Opt. Call	BBB–	3,223,477
1,635	5.000%, 1/01/24	No Opt. Call	BBB–	1,830,971
1,325	5.000%, 1/01/25	No Opt. Call	BBB–	1,471,942

	Desert Sands Unified School District, Riverside County, California, General Obligation Bonds, Election 2001, Series 2008:
510	5.250%, 8/01/23 (Pre-refunded 8/01/18)	8/18 at 100.00	Aa2 (4)	549,275
2,025	5.000%, 8/01/24 (Pre-refunded 8/01/18)	8/18 at 100.00	Aa2 (4)	2,172,177

2,100	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 4.550%, 6/01/22 – AGM Insured	6/18 at 100.00	AA	2,208,129

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
7,795	5.000%, 6/01/17	No Opt. Call	Aaa	7,982,704
13,410	4.500%, 6/01/27	6/17 at 100.00	B	13,442,050
14,360	5.000%, 6/01/33	6/17 at 100.00	B–	14,209,507

1,300	Grant Joint Union High School District, Sacramento County, California, General Obligation Bonds, Capital Appreciation Election 2006 Series 2008, 0.000%, 8/01/26 – AGM Insured	No Opt. Call	A1	992,095

	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area A & C, Series 2014C:
1,000	5.000%, 9/01/30	9/24 at 100.00	N/R	1,145,420
1,015	5.000%, 9/01/32	9/24 at 100.00	N/R	1,152,705
465	5.000%, 9/01/34	No Opt. Call	N/R	524,632

6,425	Lake Elsinore Redevelopment Agency, California, Special Tax Bonds, Community Facilities District 90-2, Series 2007A, 4.500%, 10/01/24 – AGM Insured	10/17 at 100.00	AA	6,611,518

2,015	Las Virgenes Unified School District, Los Angeles County, California, General Obligation Bonds, 2006 Election, Series 2009B, 0.000%, 8/01/27	No Opt. Call	Aa1	1,549,132

90	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$845	Long Beach Financing Authority, California, Revenue Bonds, Series 1992, 6.000%, 11/01/17 – AMBAC Insured	No Opt. Call	N/R	$856,500

	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2014B:
1,015	5.000%, 7/01/25	1/24 at 100.00	Aa2	1,263,330
5,000	5.000%, 7/01/43	1/24 at 100.00	Aa2	5,829,600

	Los Angeles, California, Special Tax Bonds, Community Facilities District 4, Playa Vista Phase I, Series 2014:
800	5.000%, 9/01/23	No Opt. Call	BBB+	960,656
1,075	5.000%, 9/01/24	No Opt. Call	BBB+	1,305,974
1,250	5.000%, 9/01/25	9/24 at 100.00	BBB+	1,503,862
1,000	5.000%, 9/01/26	9/24 at 100.00	BBB+	1,195,660

	Menifee Union School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2016A:
400	5.000%, 9/01/29 – BAM Insured	9/25 at 100.00	AA	482,560
630	5.000%, 9/01/30 – BAM Insured	9/25 at 100.00	AA	753,020

4,770	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/28 (7)	2/28 at 100.00	AA	4,564,127

12,120	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009A, 6.125%, 11/01/29	No Opt. Call	A	15,775,634

10,045	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009C, 6.125%, 11/01/29	No Opt. Call	A	13,074,773

	New Haven Unified School District, California, General Obligation Bonds, Refunding Series 2014A:
4,400	5.000%, 8/01/26 – BAM Insured	8/24 at 100.00	AA	5,386,832
3,000	5.000%, 8/01/27 – BAM Insured	8/24 at 100.00	AA	3,643,890
2,070	5.000%, 8/01/28 – BAM Insured	8/24 at 100.00	AA	2,497,082

2,000	North Monterey County Unified School District, California, General Obligation Bonds, Election of 2013, Series 2014A, 4.000%, 5/01/44	5/24 at 100.00	A+	2,123,760

1,000	Northern Inyo County Local Hospital District, Inyo County, California, Revenue Bonds, Series 2010, 6.000%, 12/01/21	12/20 at 100.00	BB	1,097,310

8,000	Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital Appreciation, Election 2004 Series 2010A, 0.000%, 8/01/40 (7)	8/30 at 100.00	A+	8,877,680

	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A:
1,815	0.000%, 8/01/21 – AGC Insured	No Opt. Call	AA	1,657,567
2,095	0.000%, 8/01/22 – AGC Insured	No Opt. Call	AA	1,853,384
4,085	0.000%, 8/01/23 – AGC Insured	No Opt. Call	AA	3,468,533

7,000	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Refunding Series 2011, 6.000%, 10/01/25 – AGM Insured	10/21 at 100.00	AA	8,380,050

	Port of Oakland, California, Revenue Bonds, Refunding Inter Lien Series 2007B:
2,530	5.000%, 11/01/18 – NPFG Insured	11/17 at 100.00	AA–	2,638,562
1,230	5.000%, 11/01/19 – NPFG Insured	11/17 at 100.00	AA–	1,282,656

5,350	Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Series 2011A, 0.000%, 8/01/34	No Opt. Call	AA–	2,907,618

2,410	Riverside County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Refunding Series 2014A, 4.000%, 10/01/37 – AGM Insured	10/24 at 100.00	AA	2,583,930

NUVEEN	91

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B:
$2,115	0.000%, 10/01/34	No Opt. Call	A	$1,059,594
2,000	0.000%, 10/01/36	No Opt. Call	A	922,380

5,000	Sacramento County, California, Airport System Revenue Bonds, Senior Lien Series 2010, 5.000%, 7/01/40	7/20 at 100.00	A	5,585,000

1,000	San Bernardino Community College District, California, General Obligation Bonds, Election 2002 Series 2008A, 6.500%, 8/01/27 (Pre-refunded 8/01/18)	8/18 at 100.00	Aa2 (4)	1,098,500

	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A:
5,000	5.000%, 1/15/29	1/25 at 100.00	BBB–	5,781,400
26,000	5.000%, 1/15/34	1/25 at 100.00	BBB–	29,772,600

2,770	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Refunding Series 2006D, 5.000%, 8/01/23 – AMBAC Insured	8/17 at 100.00	BBB+	2,848,917

1,000	San Mateo Union High School District, San Mateo County, California, General Obligation Bonds, Election of 2000, Series 2002B, 0.000%, 9/01/17 – FGIC Insured	No Opt. Call	Aaa	992,550

2,250	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A, 6.250%, 7/01/24	No Opt. Call	AA–	2,829,262

2,255	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A, 6.250%, 7/01/24 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	2,819,629

1,000	Santa Ana Unified School District, Orange County, California, General Obligation Bonds, Series 2008A, 5.250%, 8/01/28	8/18 at 100.00	Aa3	1,074,920

	Santa Paula Utility Authority, California, Water Enterprise Revenie Bonds, Refunding Series 2010:
2,510	5.000%, 2/01/28	2/20 at 100.00	A+	2,768,731
2,630	5.000%, 2/01/29	2/20 at 100.00	A+	2,892,316
2,765	5.000%, 2/01/30	2/20 at 100.00	A+	3,062,956

	South Bayside Waste Management Authority, California, Solida Waste Enterprise Revenue Bonds, Shoreway Environmental Center, Series 2009A:
2,500	5.250%, 9/01/24	9/19 at 100.00	A1	2,773,775
1,200	6.250%, 9/01/29	9/19 at 100.00	A1	1,368,288

	Tulare Local Health Care District, California, General Obligation Bonds, Series 2009B-1:
1,180	6.000%, 8/01/22	8/19 at 100.00	Baa3	1,328,090
1,410	6.125%, 8/01/23	8/19 at 100.00	Baa3	1,585,108
1,585	6.250%, 8/01/24	8/19 at 100.00	Baa3	1,780,684
1,265	6.375%, 8/01/25	8/19 at 100.00	Baa3	1,421,405
500	6.500%, 8/01/26	8/19 at 100.00	Baa3	562,305

2,030	Victor Elementary School District, San Bernardino County, California, General Obligation Bonds, Series 2002A, 0.000%, 8/01/23 – FGIC Insured	No Opt. Call	AA–	1,760,375

3,000	Victor Valley Union High School District, San Bernardino County, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/31 – AGC Insured (7)	8/26 at 100.00	AA	3,214,920

	Washington Township Health Care District, California, Revenue Bonds, Refunding Series 2015A:
1,540	5.000%, 7/01/24	No Opt. Call	Baa1	1,836,666
1,415	5.000%, 7/01/25	No Opt. Call	Baa1	1,701,325
1,450	3.250%, 7/01/27	No Opt. Call	Baa1	1,497,632
1,435	3.500%, 7/01/28	No Opt. Call	Baa1	1,495,500
1,355	3.750%, 7/01/29	No Opt. Call	Baa1	1,408,902

92	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$2,500	West Contra Costa Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2008B, 6.000%, 8/01/25	No Opt. Call	AA–	$3,352,675

995	Whittier Public Financing Authority, California, Tax Allocation Revenue Bonds, Whittier Redevelopment Agency, Series 2007A, 5.000%, 11/01/21 (Pre-refunded 11/01/17) – AMBAC Insured	11/17 at 100.00	A– (4)	1,038,024
333,530	Total California			351,917,801

	Colorado – 1.9%

1,125	Adams and Arapahoe Counties Joint School District 28J, Aurora, Colorado, General Obligation Bonds, Series 2008, 5.500%, 12/01/21 (Pre-refunded 12/01/18)	12/18 at 100.00	Aa2 (4)	1,232,741

175	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Cheyenne Mountain Charter Academy, Series 2007A, 4.750%, 6/15/22 (Pre-refunded 6/15/17)	6/17 at 100.00	A(4)	179,375

	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Regis University Project, Refunding Series 2016:
1,705	3.125%, 10/01/31	10/25 at 100.00	Baa2	1,647,354
525	3.375%, 10/01/35	10/25 at 100.00	Baa2	506,310

1,000	Colorado Health Facilities Authority, Colorado, Hospital Improvement Revenue Bonds, NCMC Inc., Series 2003B, 6.000%, 5/15/26 (Pre-refunded 5/15/19) – AGM Insured	5/19 at 100.00	AA (4)	1,125,380

16,830	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006A, 5.000%, 9/01/26	1/17 at 100.00	A–	16,889,578

725	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006C-7, 4.350%, 9/01/20 (Pre-refunded 5/01/18) – AGM Insured	5/18 at 100.00	AA (4)	763,244

1,525	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2008D, 5.125%, 10/01/17	No Opt. Call	A–	1,582,248

4,045	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009B-1, 5.000%, 7/01/29	11/22 at 100.00	A–	4,585,129

310	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.500%, 6/01/33	6/23 at 100.00	BBB+	357,879

1,145	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Long-Term Care National Obligated Group Project, Series 2010A, 5.250%, 11/15/20 (ETM)	No Opt. Call	N/R (4)	1,235,558

6,725	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Yampa Valley Medical Center, Series 2007, 5.000%, 9/15/22	9/17 at 100.00	BBB+	6,908,794

10,000	Colorado Health Facilities Authority, Retirement Facilities Revenue Bonds, Liberty Heights, Series 1990B, 0.000%, 7/15/20 (ETM)	No Opt. Call	AA+ (4)	9,483,400

290	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006, 5.250%, 6/01/18	1/17 at 100.00	BBB+	291,027

1,510	Colorado State Higher Education Capital Construction Lease Purchase Financing Program Certificates of Participation, Series 2008, 5.250%, 11/01/23 (Pre-refunded 11/01/18)	11/18 at 100.00	Aa2 (4)	1,640,902

1,500	Delta County Memorial Hospital District, Colorado, Enterprise Revenue Bonds, Refunding Series 2010, 5.500%, 9/01/25	3/20 at 100.00	BBB–	1,575,840

11,000	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B, 5.000%, 11/15/32	11/22 at 100.00	A+	12,998,810

6,050	Denver, Colorado, Airport System Revenue Bonds, Refunding Series 2006A, 5.000%, 11/15/19 (Pre-refunded 12/19/16) – FGIC Insured	12/16 at 100.00	AA– (4)	6,072,324

NUVEEN	93

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$4,025	Denver, Colorado, Airport System Revenue Bonds, Refunding Series 2006A, 5.000%, 11/15/19 (Pre-refunded 11/15/16) – FGIC Insured	11/16 at 100.00	AA– (4)	$4,031,762

10,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 3/01/36 – NPFG Insured	9/20 at 41.72	AA–	3,601,300

1,500	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004C, 5.000%, 9/01/17 – NPFG Insured	No Opt. Call	AA–	1,546,920

	El Paso County School District 20, Academy, Colorado, General Obligation Bonds, Refunding Series 2010:
1,525	5.000%, 12/15/20	No Opt. Call	Aa2	1,759,103
2,215	5.000%, 12/15/21	No Opt. Call	Aa2	2,620,544
1,530	5.000%, 12/15/22	12/21 at 100.00	Aa2	1,799,081

3,670	Johnstown Plaza Metropolitan District, Colorado, Special Revenue Bonds, Series 2016A, 5.125%, 12/01/31	12/21 at 103.00	N/R	3,560,340

1,485	Montrose, Colorado, Enterprise Revenue Bonds, Montrose Memorial Hospital, Series 2003, 5.700%, 12/01/17	1/17 at 100.00	BBB–	1,490,895

1,000	North Range Metropolitan District 1, Adams County, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2007, 4.300%, 12/15/19 (Pre-refunded 12/15/16) – ACA Insured	12/16 at 100.00	N/R (4)	1,004,320

775	Platte River Power Authority, Colorado, Power Revenue Bonds, Refunding Series 2007GG, 4.500%, 6/01/17 – AGM Insured	No Opt. Call	AA	792,569

	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013:
1,335	5.000%, 12/01/19	No Opt. Call	N/R	1,427,302
500	5.000%, 12/01/20	No Opt. Call	N/R	542,785

1,000	Pueblo County School District 60, Pueblo, Colorado, General Obligation Bonds, Refunding Series 2009, 5.000%, 12/15/22	No Opt. Call	Aa2	1,208,740

1,325	Rangeview Library District, Adams County, Colorado, Certificates of Participation, Rangeview Library Projects, Series 2008, 4.500%, 12/15/20 (Pre-refunded 12/15/18) – AGC Insured	12/18 at 100.00	AA (4)	1,426,111

975	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/41	7/20 at 100.00	BBB+	1,109,657

	Sand Creek Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2010A:
2,190	4.250%, 12/01/23	12/20 at 100.00	A	2,428,338
2,030	4.000%, 12/01/24	12/20 at 100.00	A	2,220,049

1,000	Spring Mesa Metropolitan District, Jefferson County, Colorado, General Obligation Bonds, Refunding Series 2015, 3.750%, 12/01/44 – AGM Insured	12/25 at 100.00	AA	1,002,030

1,000	Walker Field Public Airport Authority, Colorado, Airport Revenue Bonds, Series 2007, 5.000%, 12/01/22 (Pre-refunded 12/01/17)	12/17 at 100.00	Baa2 (4)	1,036,370

1,240	Westminster, Colorado, Special Purpose Sales and Use Tax Revenue Bonds, Series 2007D, 5.000%, 12/01/23 (Pre-refunded 12/01/17) – AGM Insured	12/17 at 100.00	AA (4)	1,297,276
106,505	Total Colorado			104,981,385

	Connecticut – 0.6%

500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Healthcare Facility Expansion Church Home of Hartford Inc. Project, TEMPS-50 Series 2016B-2, 2.875%, 9/01/20	9/17 at 100.00	N/R	500,055

94	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Connecticut (continued)

$14,140	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Variable Rate Demand Obligations, Series 1999-U1, 1.000%, 7/01/33 (Mandatory put 2/06/19)	No Opt. Call	AAA	$14,112,851

12,070	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Variable Rate Demand Obligations, Series 1999-U2, 1.000%, 7/01/33 (Mandatory put 2/06/19)	No Opt. Call	AAA	12,052,740

2,645	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A, 5.500%, 1/01/20 (Alternative Minimum Tax)	1/17 at 100.00	A–	2,661,611

1,035	Milford, Connecticut, General Obligation Bonds, Refunding Series 2016, 5.000%, 11/01/20	No Opt. Call	Aa1	1,192,972

1,000	New Britain, Connecticut, General Obligation Bonds, Refunding Series 2016A, 5.000%, 3/01/19 – BAM Insured	No Opt. Call	AA	1,086,200

	Stratford, Connecticut, General Obligation Bonds, Series 2014:
350	5.000%, 12/15/24	12/22 at 100.00	AA	423,297
495	5.000%, 12/15/26	12/22 at 100.00	AA	596,015
32,235	Total Connecticut			32,625,741

	Delaware – 0.1%

	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series 2013:
1,000	4.000%, 7/01/22	No Opt. Call	BBB	1,071,130
3,995	5.000%, 7/01/28	7/23 at 100.00	BBB	4,379,519
4,995	Total Delaware			5,450,649

	District of Columbia – 2.2%

3,880	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard Properties LLC Issue, Series 2013, 5.000%, 10/01/30	10/22 at 100.00	BB+	3,963,924

7,330	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	Baa1	8,843,572

93,165	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 0.000%, 6/15/46	1/17 at 16.36	N/R	11,920,462

10,165	District of Columbia Water and Sewer Authority, Public Utility Revenue Bonds, Series 1998, 5.500%, 10/01/18 – AGM Insured	No Opt. Call	AAA	11,048,338

	District of Columbia, Hospital Revenue Bonds, Sibley Memorial Hospital, Series 2009:
420	6.500%, 10/01/20 (Pre-refunded 10/01/19)	10/19 at 100.00	N/R (4)	485,512
1,715	6.500%, 10/01/23 (Pre-refunded 10/01/19)	10/19 at 100.00	N/R (4)	1,982,506
825	6.500%, 10/01/24 (Pre-refunded 10/01/19)	10/19 at 100.00	N/R (4)	953,683

3,740	District of Columbia, Revenue Bonds, The Catholic University of America, Series 2010, 5.000%, 10/01/23	10/18 at 100.00	A	4,012,908

	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Refunding Series 2016A:
44,660	5.000%, 10/01/31 (Alternative Minimum Tax)	10/26 at 100.00	AA–	53,072,604
24,280	5.000%, 10/01/32 (Alternative Minimum Tax)	10/26 at 100.00	AA–	28,703,816
190,180	Total District of Columbia			124,987,325

	Florida – 6.0%

12,505	Broward County School Board, Florida, Certificates of Participation, Series 2015A, 5.000%, 7/01/25	No Opt. Call	Aa3	15,465,309

NUVEEN	95

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Broward County, Florida, Airport System Revenue Bonds, Series 2015A:
$10,000	5.000%, 10/01/34 (Alternative Minimum Tax)	10/25 at 100.00	A+	$11,545,900
15,135	5.000%, 10/01/35 (Alternative Minimum Tax)	10/25 at 100.00	A+	17,410,850

	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2015:
9,685	5.000%, 10/01/32	10/25 at 100.00	A1	11,464,812
7,325	5.000%, 10/01/33	10/25 at 100.00	A1	8,651,997

	Citizens Property Insurance Corporation, Florida, Coastal Account Senior Secured Bonds, Series 2015A-1:
16,420	5.000%, 6/01/22	12/21 at 100.00	AA–	19,269,363
14,635	5.000%, 6/01/25	12/24 at 100.00	AA–	17,894,946

33,155	Citizens Property Insurance Corporation, Florida, High Risk Account Revenue Bonds, Series 2007A, 5.000%, 3/01/17 – NPFG Insured (ETM)	No Opt. Call	AA–(4)	33,632,432

2,305	Citizens Property Insurance Corporation, Florida, High Risk Assessment Revenue, Senior Secured Bonds, Series 2009A-1, 5.500%, 6/01/17	No Opt. Call	A+	2,369,010

	Citizens Property Insurance Corporation, Florida, High-Risk Account Revenue Bonds, Coastal Account Senior Secured Series 2011A-1:
3,600	5.000%, 6/01/18	No Opt. Call	AA–	3,826,584
275	5.000%, 6/01/19	No Opt. Call	AA–	302,338

	Citizens Property Insurance Corporation, Florida, High-Risk Account Senior Secured Bonds Series 2010A-1:
305	5.250%, 6/01/17	No Opt. Call	A+	313,028
1,375	4.250%, 6/01/17	No Opt. Call	A+	1,403,201
1,220	4.000%, 6/01/17 – AGM Insured	No Opt. Call	AA	1,243,461

	Citizens Property Insurance Corporation, Florida, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1:
85	5.000%, 6/01/18	No Opt. Call	AA–	90,350
495	5.000%, 6/01/19	No Opt. Call	AA–	544,208
4,545	5.000%, 6/01/20	No Opt. Call	AA–	5,136,395
1,600	5.000%, 6/01/21	No Opt. Call	AA–	1,855,600

2,205	Clay County School Board, Florida, Certificates of Participation, Refunding Series 2005B, 5.000%, 7/01/18 – NPFG Insured	1/17 at 100.00	A2	2,212,982

	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Hodges University, Refunding Series 2013:
2,925	4.750%, 11/01/23	No Opt. Call	BBB–	3,176,550
1,860	6.000%, 11/01/33	11/23 at 100.00	BBB–	2,161,394

	Dade County Housing Finance Authority, Florida, Multifamily Mortgage Revenue Bonds, Siesta Pointe Apartments Project, Series 1997A:
280	5.650%, 9/01/17 – AGM Insured (Alternative Minimum Tax)	3/17 at 100.00	AA+	280,876
1,890	5.750%, 9/01/29 – AGM Insured (Alternative Minimum Tax)	3/17 at 100.00	AA+	1,894,366

840	Escambia County, Florida, Pollution Control Revenue Bonds, Gulf Power Company, Refunding Series 1997, 2.100%, 7/01/22 (Mandatory put 4/11/19)	No Opt. Call	A2	856,296

3,275	Florida Governmental Utility Authority, Utility Revenue Bonds, Lake Aqua Utility System, Series 2013A, 4.250%, 10/01/33	10/22 at 100.00	A–	3,435,508

2,700	Florida Governmental Utility Authority, Utility Revenue Bonds, Pasco Aqua Utility System, Series 2013A, 4.250%, 10/01/33	10/22 at 100.00	Baa1	2,816,100

96	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University Project, Refunding Series 2016:
$1,250	5.000%, 4/01/32	4/26 at 100.00	A–	$1,472,825
1,750	5.000%, 4/01/33	4/26 at 100.00	A–	2,054,045
1,500	5.000%, 4/01/34	4/26 at 100.00	A–	1,753,875
1,500	5.000%, 4/01/35	4/26 at 100.00	A–	1,747,155

	Florida Municipal Power Agency, Power Supply Revenue Bonds, All Requirements Project, Refunding Series 2016A:
5,500	5.000%, 10/01/21	No Opt. Call	A+	6,420,425
12,000	5.000%, 10/01/30	10/26 at 100.00	A+	14,596,680
8,000	5.000%, 10/01/31	10/26 at 100.00	A+	9,676,480

1,500	Florida State Department of Children and Families, Certificates of Participation, South Florida Evaluation Treatment Project, Series 2005, 5.000%, 10/01/25	1/17 at 100.00	AA+	1,505,430

2,240	Jacksonville, Florida, Capital Improvement Revenue Bonds, Refunding Series 2012, 5.000%, 10/01/20	No Opt. Call	AA	2,560,074

1,940	Jacksonville, Florida, Special Revenue Bonds, Series 20120C, 5.000%, 10/01/24	No Opt. Call	AA–	2,300,083

7,005	Lee County, Florida, Airport Revenue Bonds, Refunding Series 2011A, 5.375%, 10/01/32 – AGM Insured (Alternative Minimum Tax)	8/21 at 100.00	AA	8,043,141

6,000	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University of Miami, Series 2015A, 5.000%, 4/01/35	4/25 at 100.00	A–	6,993,360

	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Refunding Series 2014B:
2,415	5.000%, 7/01/24	No Opt. Call	A	2,960,259
1,250	5.000%, 7/01/27	7/24 at 100.00	A	1,500,062

	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Refunding Series 2012A:
925	5.000%, 10/01/20 (Alternative Minimum Tax)	No Opt. Call	A	1,052,419
5,000	5.000%, 10/01/22 (Alternative Minimum Tax)	No Opt. Call	A	5,901,050

6,290	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/41	10/20 at 100.00	A	6,953,532

	Miami-Dade County, Florida, Special Obligation Bonds, Capital Asset Acquisition, Series 2010E:
1,975	5.000%, 4/01/21	4/20 at 100.00	AA–	2,213,856
5,015	5.250%, 4/01/30	4/20 at 100.00	AA–	5,608,325

5,000	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2010, 5.000%, 10/01/29 – AGM Insured	10/20 at 100.00	AA	5,663,700

605	North Brevard County Hospital District, Florida, Revenue Bonds, Parrish Medical Center Project, Refunding Series 2008, 5.500%, 10/01/28	10/18 at 100.00	BBB	650,544

1,495	North Brevard County Hospital District, Florida, Revenue Bonds, Parrish Medical Center Project, Refunding Series 2008, 5.500%, 10/01/28 (Pre-refunded 10/01/18)	10/18 at 100.00	BBB (4)	1,627,322

2,525	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, BRCH Corporation Obligated Group, Refunding Series 2014, 5.000%, 12/01/31	12/24 at 100.00	BBB+	2,878,222

4,235	Palm Beach County School Board, Florida, Certificates of Participation, Series 2014B, 5.000%, 8/01/22	No Opt. Call	Aa3	5,032,535

9,825	Palm Beach County Solid Waste Authority, Florida, Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/25	10/21 at 100.00	AA+	11,467,936

NUVEEN	97

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$175	Palm Beach County Solid Waste Authority, Florida, Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/25 (Pre-refunded 10/01/21)	10/21 at 100.00	N/R (4)	$206,472

3,860	South Broward Hospital District, Florida, Hospital Revenue Bonds, Refunding Series 2016, 2.750%, 5/01/31	5/26 at 100.00	AA	3,647,893

	South Florida Water Management District, Certificates of Participation, Series 2015:
3,000	5.000%, 10/01/23	No Opt. Call	AA	3,661,470
2,250	5.000%, 10/01/24	No Opt. Call	AA	2,777,130

23,190	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Refunding Series 2007, 5.000%, 8/15/27	8/17 at 100.00	AA–	23,913,528

	Tampa, Florida, Cigarette Tax Allocation Bonds, H. Lee Moffitt Cancer Center Project, Refunding & Capital Improvement Series 2012A:
585	5.000%, 9/01/22	No Opt. Call	A+	689,270
2,600	5.000%, 9/01/23	9/22 at 100.00	A+	3,036,722
1,245	3.125%, 9/01/24	9/22 at 100.00	A+	1,308,383
1,260	5.000%, 9/01/25	9/22 at 100.00	A+	1,485,855
1,500	5.000%, 9/01/27	9/22 at 100.00	A+	1,749,555
1,965	5.000%, 9/01/28	No Opt. Call	A+	2,281,326
5,760	4.000%, 9/01/33	No Opt. Call	A+	6,084,922

350	Vero Beach, Florida, Electric Refunding Revenue Bonds, Series 2003A, 4.000%, 12/01/19 – AGM Insured	12/18 at 100.00	A1	369,320
295,120	Total Florida			333,099,037

	Georgia – 1.3%

	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2012B:
2,010	5.000%, 1/01/23	No Opt. Call	AA–	2,362,835
1,500	5.000%, 1/01/28	No Opt. Call	AA–	1,734,960

	Atlanta, Georgia, Airport Passenger Facilities Charge and General Revenue Bonds, Refunding Subordinate Lien Series 2014A:
11,010	5.000%, 1/01/27	1/24 at 100.00	AA–	13,401,702
4,275	5.000%, 1/01/29	1/24 at 100.00	AA–	5,092,636
6,750	5.000%, 1/01/30	1/24 at 100.00	AA–	7,952,512

2,000	Atlanta, Georgia, Tax Allocation Bonds Atlanta Station Project, Refunding Series 2007, 4.375%, 12/01/18 – AGC Insured	12/17 at 100.00	AA	2,061,100

1,940	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	A2	2,172,102

	Chatham County Hospital Authority, Georgia, Seven Mill Tax Pledge Refunding and Improvement Revenue Bonds, Memorial Health University Medical Center, Inc., Series 2012A:
2,000	5.000%, 1/01/18	No Opt. Call	AA	2,095,400
3,340	5.000%, 1/01/23	1/22 at 100.00	AA	3,968,421
5,560	5.000%, 1/01/24	1/22 at 100.00	AA	6,569,418
8,990	5.000%, 1/01/25	1/22 at 100.00	AA	10,563,160

1,250	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb Medical Center, Inc. Project, Series 2010, 6.000%, 9/01/30	9/20 at 100.00	BBB–	1,423,900

	Forsyth County School District, Georgia, General Obligation Bonds, Series 2014:
1,000	5.000%, 2/01/27	No Opt. Call	AA+	1,210,120
1,250	5.000%, 2/01/28	No Opt. Call	AA+	1,504,362

3,050	Georgia State, General Obligation Bonds, Refunding Series 2009I, 5.000%, 7/01/19	No Opt. Call	AAA	3,377,875

98	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia (continued)

$200	Glynn-Brunswick Memorial Hospital Authority, Georgia, Revenue Bonds, Southeast Georgia Health Systems, Anticipation Certificates Series 2008A, 5.250%, 8/01/23	8/18 at 100.00	A2	$213,992

1,805	Glynn-Brunswick Memorial Hospital Authority, Georgia, Revenue Bonds, Southeast Georgia Health Systems, Anticipation Certificates Series 2008A, 5.250%, 8/01/23 (Pre-refunded 8/01/18)	8/18 at 100.00	N/R (4)	1,942,036

2,770	Municipal Gas Authority of Georgia, Gas Revenue Bonds, Gas Portfolio III Project, Series 2014U, 5.000%, 10/01/21	No Opt. Call	AA–	3,243,587
60,700	Total Georgia			70,890,118

	Guam – 0.1%

4,060	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	A–	4,616,423

	Hawaii – 1.2%

5,005	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2010A, 5.250%, 7/01/30	7/20 at 100.00	A1	5,548,143

1,025	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2010B, 5.625%, 7/01/30	7/20 at 100.00	A1	1,154,345

	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Queens Health Systems, Series 2015A:
5,500	5.000%, 7/01/26	7/25 at 100.00	AA–	6,816,810
4,510	5.000%, 7/01/27	7/25 at 100.00	AA–	5,541,392
7,825	5.000%, 7/01/28	7/25 at 100.00	AA–	9,538,205
9,180	5.000%, 7/01/29	7/25 at 100.00	AA–	11,105,321
8,195	5.000%, 7/01/30	7/25 at 100.00	AA–	9,853,012

15,500	Hawaiin Electric Company Inc. and Its Subsidiaries, Special Purpose Revenue Bonds, Department of Budget and Finance of the State of Hawaii, Series 2015, 3.250%, 1/01/25 (Alternative Minimum Tax)	No Opt. Call	A–	16,400,550
56,740	Total Hawaii			65,957,778

	Idaho – 0.3%

560	Boise City, Idaho, Airport Revenue Bonds, Aircraft Maintenance Facilities Project, Subordinate Series 2015, 3.750%, 9/01/32 (Alternative Minimum Tax)	9/25 at 100.00	A2	589,249

3,095	Idaho Health Facilities Authority, Revenue Bonds, Trinity Health Group, Refunding Series 2008B, 6.000%, 12/01/23 (Pre-refunded 12/01/18)	12/18 at 100.00	AA– (4)	3,417,870

	Madison County School District 321, Idaho, General Obligation Bonds, Sales Tax and Credit Enhancement Guaranty, Refunding Series 2014BX:
2,595	5.000%, 8/15/21	No Opt. Call	Aaa	3,056,884
2,710	5.000%, 8/15/22	No Opt. Call	Aaa	3,271,810

5,555	Nez Perce County, Idaho, Pollution Control Revenue Bonds, Potlatch Corporation Project, Refunding Series 2016, 2.750%, 10/01/24	No Opt. Call	Ba1	5,462,731

1,000	University of Idaho, General Revenue Bonds, Series 2007B, 4.500%, 4/01/41 (Mandatory put 4/01/18) – AGM Insured	No Opt. Call	AA	1,043,540
15,515	Total Idaho			16,842,084

	Illinois – 11.8%

2,370	Bartlett, Illinois, Tax Increment Revenue Bonds, Barlett Quarry Redev Project, Senior Lien Series 2016, 4.000%, 1/01/24	1/22 at 100.00	N/R	2,359,311

NUVEEN	99

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$1,840	Bolingbrook Park District, Illinois, General Obligation Bonds, Series 2007A, 4.500%, 1/01/17 – CIFG Insured	No Opt. Call	Aa2	$1,850,893

	Bolingbrook, Illinois, General Obligation Bonds, Refunding Series 2013A:
2,800	0.000%, 1/01/30	7/23 at 72.73	A2	1,566,348
2,550	0.000%, 1/01/31	7/23 at 68.94	A2	1,347,930
2,750	0.000%, 1/01/32	7/23 at 65.28	A2	1,373,790
4,000	0.000%, 1/01/33	7/23 at 61.69	A2	1,885,680

	Cary, Illinois, Special Tax Bonds, Special Service Area 1, Refunding Series 2016:
435	2.150%, 3/01/23 – BAM Insured	No Opt. Call	AA	433,421
450	2.350%, 3/01/24 – BAM Insured	No Opt. Call	AA	447,390
970	2.700%, 3/01/26 – BAM Insured	3/25 at 100.00	AA	965,295
1,060	2.900%, 3/01/28 – BAM Insured	3/25 at 100.00	AA	1,045,764
975	3.050%, 3/01/30 – BAM Insured	3/25 at 100.00	AA	969,306

	Cary, Illinois, Special Tax Bonds, Special Service Area 2, Refunding Series 2016:
587	2.150%, 3/01/23 – BAM Insured	No Opt. Call	AA	584,869
612	2.350%, 3/01/24 – BAM Insured	No Opt. Call	AA	608,450
968	2.700%, 3/01/26 – BAM Insured	3/25 at 100.00	AA	963,305
1,427	2.900%, 3/01/28 – BAM Insured	3/25 at 100.00	AA	1,422,990
1,452	3.050%, 3/01/30 – BAM Insured	3/25 at 100.00	AA	1,435,941

	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011:
3,530	5.250%, 12/01/25	12/21 at 100.00	AA	4,033,625
3,235	5.250%, 12/01/26	12/21 at 100.00	AA	3,686,121

	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Refunding Series 2015A:
5,700	5.000%, 1/01/33 (Alternative Minimum Tax)	1/25 at 100.00	A	6,440,715
4,225	5.000%, 1/01/34 (Alternative Minimum Tax)	1/25 at 100.00	A	4,757,857

	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2009C:
1,745	5.000%, 1/01/26	1/19 at 100.00	BBB+	1,783,722
2,530	5.000%, 1/01/27	No Opt. Call	BBB+	2,574,553

	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
6,570	5.000%, 1/01/23	No Opt. Call	BBB+	7,025,564
7,580	5.000%, 1/01/24	No Opt. Call	BBB+	8,106,355
4,440	5.000%, 1/01/25	No Opt. Call	BBB+	4,762,477
1,940	5.000%, 1/01/26	No Opt. Call	BBB+	2,073,724

1,500	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago City Colleges, Series 2013, 5.000%, 12/01/24	12/23 at 100.00	AA–	1,725,030

1,410	Cook County Community High School District 219, Niles Township, Illinois, General Obligation Bonds, Refunding Series 2007A, 5.000%, 12/01/26 – AGM Insured	No Opt. Call	AA+	1,467,866

3,465	Cook County High School District 205 Thornton Township, Illinois, General Obligation Bonds, Series 2008, 5.250%, 12/01/21 – AGC Insured	12/18 at 100.00	AA	3,741,888

1,000	Cook County High School District 209, Proviso Township, Illinois, General Obligation Bonds, Series 2004, 5.000%, 12/01/16 – AGM Insured (ETM)	No Opt. Call	A2 (4)	1,003,010

1,175	Cook County School District 88, Bellwood, Illinois, General Obligation Bonds, Refunding Series 2004B, 5.000%, 12/01/17 – AGM Insured	1/17 at 100.00	A2	1,179,136

	Cook County, Illinois, General Obligation Bonds, Refunding Series 2012C:
2,600	5.000%, 11/15/20	No Opt. Call	AA–	2,911,636
2,770	5.000%, 11/15/21	No Opt. Call	AA–	3,162,841
2,400	5.000%, 11/15/22	No Opt. Call	AA–	2,790,768

100	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Cook County, Illinois, General Obligation Bonds, Refunding Series 2016A:
$5,250	5.000%, 11/15/20	No Opt. Call	AA–	$5,879,265
2,250	5.000%, 11/15/21	No Opt. Call	AA–	2,569,095

	Grundy and Will Counties Community Unit School District 1 Coal City, Illinois, General Obligation Bonds, Series 2008:
1,550	5.875%, 2/01/19	8/18 at 100.00	Aa3	1,680,944
2,100	5.875%, 2/01/22	8/18 at 100.00	Aa3	2,268,966
2,545	5.875%, 2/01/24	8/18 at 100.00	Aa3	2,748,829

1,515	Illinois Development Finance Authority, Local Government Program Revenue Bonds, Kane, Cook and DuPage Counties School District U46 – Elgin, Series 2002, 0.000%, 1/01/18 – AGC Insured	No Opt. Call	Aa3	1,483,397

1,245	Illinois Development Finance Authority, Local Government Program Revenue Bonds, Kane, Cook and DuPage Counties School District U46 – Elgin, Series 2002, 0.000%, 1/01/18 – AGM Insured (ETM)	No Opt. Call	Aa3 (4)	1,230,670

1,000	Illinois Educational Facilities Authority, Revenue Bonds, Art Institute of Chicago, Series 1998A, 4.750%, 3/01/30 (Mandatory put 3/01/17)	No Opt. Call	AA–	1,010,600

1,000	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding Series 2014, 5.000%, 8/01/23	No Opt. Call	AA	1,209,410

3,000	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Series 2012, 5.000%, 6/01/42	No Opt. Call	AA	3,335,610

2,000	Illinois Finance Authority, Revenue Bonds, Art Institute of Chicago, Series 2016, 5.000%, 3/01/30	3/26 at 100.00	AA–	2,373,580

13,685	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012, 5.000%, 9/01/27	9/22 at 100.00	BBB	15,233,321

	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
475	5.000%, 9/01/26	9/24 at 100.00	BBB	550,986
1,205	5.000%, 9/01/27	9/24 at 100.00	BBB	1,390,100
775	5.000%, 9/01/29	9/24 at 100.00	BBB	877,928
2,450	5.000%, 9/01/34	9/24 at 100.00	BBB	2,723,714
2,150	4.625%, 9/01/39	9/24 at 100.00	BBB	2,263,885
7,000	5.000%, 9/01/42	9/24 at 100.00	BBB	7,680,960

	Illinois Finance Authority, Revenue Bonds, Edward Health Services Corporation, Series 2008A:
1,200	6.000%, 2/01/25 – AMBAC Insured	2/18 at 100.00	A	1,270,452
1,280	6.000%, 2/01/26 – AMBAC Insured	2/18 at 100.00	A	1,352,730
500	6.000%, 2/01/28 – AMBAC Insured	2/18 at 100.00	A	528,030

1,000	Illinois Finance Authority, Revenue Bonds, Franciscan Communities Inc., Refunding Series 2007A, 5.500%, 5/15/27	5/17 at 100.00	BBB–	1,015,980

1,000	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 6.500%, 2/01/23	2/19 at 100.00	Baa3	1,048,160

	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013:
1,390	5.000%, 5/15/23	5/22 at 100.00	Baa1	1,574,981
1,120	5.000%, 5/15/25	5/22 at 100.00	Baa1	1,255,027
1,175	5.000%, 5/15/26	5/22 at 100.00	Baa1	1,309,267

	Illinois Finance Authority, Revenue Bonds, Northwest Community Hospital, Refunding Series 2016A:
2,370	5.000%, 7/01/33	7/26 at 100.00	A+	2,783,565
3,170	5.000%, 7/01/34	7/26 at 100.00	A+	3,712,989
5,000	5.000%, 7/01/35	7/26 at 100.00	A+	5,840,400

NUVEEN	101

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$15	Illinois Finance Authority, Revenue Bonds, Northwest Community Hospital, Series 2008A, 5.500%, 7/01/38 (Pre-refunded 7/01/18)	7/18 at 100.00	A+ (4)	$16,150

4,265	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2009A, 7.000%, 11/15/29 (Pre-refunded 5/15/19)	5/19 at 100.00	A(4)	4,908,716

	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A:
1,000	5.000%, 11/15/27	11/25 at 100.00	A	1,205,070
1,885	5.000%, 11/15/28	11/25 at 100.00	A	2,251,934
2,000	5.000%, 11/15/29	11/25 at 100.00	A	2,375,800

2,000	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2007A, 5.000%, 5/15/21 (Pre-refunded 5/15/17) – NPFG Insured	5/17 at 100.00	AA– (4)	2,045,340

	Illinois Finance Authority, Revenue Bonds, Presence Health Network, Series 2016C:
10,000	3.750%, 2/15/34	2/27 at 100.00	BBB	9,468,000
29,200	4.000%, 2/15/36	2/27 at 100.00	BBB	28,601,984

4,000	Illinois Finance Authority, Revenue Bonds, Roosevelt University Project, Refunding Series 2009, 5.750%, 4/01/24	10/19 at 100.00	Ba1	4,284,240

	Illinois Finance Authority, Revenue Bonds, Roosevelt University, Series 2007:
500	5.250%, 4/01/22	4/17 at 100.00	BB+	504,980
3,600	5.400%, 4/01/27	4/17 at 100.00	BB+	3,628,620

2,030	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009A, 6.750%, 11/01/24 (Pre-refunded 11/01/18)	11/18 at 100.00	Aaa	2,264,932

1,505	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.375%, 11/01/29 (Pre-refunded 5/01/19)	5/19 at 100.00	Aaa	1,705,647

	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C:
2,215	5.000%, 8/15/35	8/25 at 100.00	Baa1	2,506,450
5,000	5.000%, 8/15/44	8/25 at 100.00	Baa1	5,564,950

5,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	5,808,850

2,000	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2009A, 5.500%, 2/15/17	No Opt. Call	AA	2,026,440

3,510	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., University Center Project, Series 2006B, 5.000%, 5/01/25	11/16 at 100.00	BBB+	3,516,950

2,210	Illinois Health Facilities Authority, Revenue Bonds, Advocate Healthcare Network, Series 2003A. Remarketing 07/21/16, 1.375%, 11/15/22	7/21 at 101.00	AA	2,194,265

	Illinois State Department of Employment Security, Unemployment Insurance Fund Building Receipts Revenue Bonds, Series 2012B:
2,900	5.000%, 12/15/17	12/16 at 100.00	AA+	2,914,964
2,530	5.000%, 6/15/18	12/16 at 100.00	AA+	2,543,004

9,955	Illinois State, General Obligation Bonds, April Series 2014, 5.000%, 4/01/23	No Opt. Call	BBB+	10,955,079

	Illinois State, General Obligation Bonds, February Series 2014:
4,000	5.000%, 2/01/23	No Opt. Call	BBB+	4,395,800
3,000	5.000%, 2/01/24	No Opt. Call	BBB+	3,310,170
4,630	5.000%, 2/01/25	2/24 at 100.00	BBB+	5,068,183
4,675	5.000%, 2/01/26	2/24 at 100.00	BBB+	5,074,572
6,000	5.000%, 2/01/27	2/24 at 100.00	BBB+	6,469,560

102	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Illinois State, General Obligation Bonds, Refunding Series 2010:
$560	5.000%, 1/01/17	No Opt. Call	BBB+	$563,590
1,825	5.000%, 1/01/18	No Opt. Call	BBB+	1,887,780
6,040	5.000%, 1/01/19 – AGM Insured	No Opt. Call	AA	6,406,326
5,010	5.000%, 1/01/19	No Opt. Call	BBB+	5,281,091

	Illinois State, General Obligation Bonds, Refunding Series 2012:
7,750	5.000%, 8/01/20	No Opt. Call	BBB+	8,354,500
6,385	5.000%, 8/01/21	No Opt. Call	BBB+	6,968,270
15,265	5.000%, 8/01/22	No Opt. Call	BBB+	16,770,587
2,730	5.000%, 8/01/23	No Opt. Call	BBB+	3,011,709
270	5.000%, 8/01/25	8/22 at 100.00	BBB+	289,983

	Illinois State, General Obligation Bonds, Series 2004A:
2,590	5.000%, 3/01/18 (Pre-refunded 12/02/16)	12/16 at 100.00	BBB+ (4)	2,598,806
815	5.000%, 3/01/22 (Pre-refunded 12/02/16)	12/16 at 100.00	BBB (4)	818,032

	Illinois State, General Obligation Bonds, Series 2006A:
1,110	5.000%, 6/01/17	No Opt. Call	BBB+ (4)	1,132,699
10,000	5.000%, 6/01/18	No Opt. Call	BBB+ (4)	10,438,500

	Illinois State, General Obligation Bonds, Series 2006A:
350	5.000%, 6/01/22 (Pre-refunded 12/02/16)	12/16 at 100.00	BBB+ (4)	351,190
135	5.000%, 6/01/26 (Pre-refunded 12/02/16)	12/16 at 100.00	BBB+ (4)	135,459

1,455	Illinois State, General Obligation Bonds, Series 2006, 5.000%, 1/01/27 (Pre-refunded 12/02/16)	12/16 at 100.00	BBB+ (4)	1,459,947

1,100	Illinois State, General Obligation Bonds, Series 2009A, 5.000%, 9/01/34	9/18 at 100.00	BBB+	1,129,392

	Illinois State, General Obligation Bonds, Series 2012A:
7,790	4.000%, 1/01/20	No Opt. Call	BBB+	8,071,141
12,110	4.000%, 1/01/22	No Opt. Call	BBB+	12,579,262

	Illinois State, General Obligation Bonds, Series 2013:
4,200	5.500%, 7/01/25	7/23 at 100.00	BBB+	4,719,288
2,760	5.500%, 7/01/26	7/23 at 100.00	BBB+	3,094,264
1,000	5.500%, 7/01/27	7/23 at 100.00	BBB+	1,117,320

	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2014A:
1,715	5.000%, 12/01/21	No Opt. Call	AA–	2,016,274
3,335	5.000%, 12/01/22	No Opt. Call	AA–	4,004,001
4,110	5.000%, 1/01/33	1/23 at 100.00	AA–	4,724,075

6,795	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2016A, 5.000%, 12/01/31	1/26 at 100.00	AA–	8,092,845

	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2014B:
11,000	5.000%, 1/01/36	1/24 at 100.00	AA–	12,715,670
6,000	5.000%, 1/01/37	1/24 at 100.00	AA–	6,935,820

11,495	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2014D, 5.000%, 1/01/24	No Opt. Call	AA–	14,026,659

10,550	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015B, 5.000%, 1/01/37	1/26 at 100.00	AA–	12,238,844

	Kane County Community Unit School District 304 Geneva, Illinois, General Obligation Bonds, Series 2007A:
8,570	9.000%, 1/01/22 – AGM Insured	No Opt. Call	AA+	11,621,091
1,200	9.000%, 1/01/23 – AGM Insured	No Opt. Call	AA+	1,697,808
5,150	9.000%, 1/01/25 – AGM Insured	No Opt. Call	AA+	7,788,963

NUVEEN	103

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$2,910	Kendall County Forest Preserve District, Illinois, General Obligation Bonds, Series 2007, 5.250%, 1/01/24 – NPFG Insured	1/18 at 100.00	AA–	$3,039,146

360	Kendall County Forest Preserve District, Illinois, General Obligation Bonds, Series 2007, 5.250%, 1/01/24 (Pre-refunded 1/01/18) – NPFG Insured	1/18 at 100.00	AA– (4)	378,454

	Kendall, Kane, and Will Counties Community Unit School District 308 Oswego, Illinois, General Obligation Bonds, Refunding Series 2016:
5,000	5.000%, 2/01/34	2/26 at 100.00	Aa2	5,789,200
3,465	5.000%, 2/01/35	2/26 at 100.00	Aa2	3,999,823

2,100	Madison and Jersey Counties Community Unit School District 11, Alton, Illinois, General Obligation Bonds, Series 2002, 0.000%, 12/01/19 – AGM Insured	No Opt. Call	AA	1,979,334

	McCook, Illinois, General Obligation Bonds, Series 2008:
500	5.000%, 12/01/26	12/18 at 100.00	BBB	524,415
1,000	5.100%, 12/01/28	12/18 at 100.00	BBB	1,050,840

1,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 2002B, 5.200%, 6/15/17 – NPFG Insured	No Opt. Call	AA–	1,022,710

25,365	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/29 – NPFG Insured	No Opt. Call	AA–	14,545,813

2,270	Peoria Public Building Commission, Illinois, School District Facility Revenue Bonds, Peoria County School District 150 Project, Series 2011., 0.000%, 12/01/24	No Opt. Call	A	1,768,580

1,494	Plano, Illinois, Special Tax Bonds, Special Service Area 1 & 2 Lakewood Springs Project, Refunding Series 2014, 5.000%, 3/01/29 – AGM Insured	No Opt. Call	AA	1,688,638

	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana College, Series 2012:
295	5.000%, 10/01/23	10/22 at 100.00	Baa1	339,085
275	5.000%, 10/01/24	10/22 at 100.00	Baa1	318,857

	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
7,610	5.250%, 6/01/21	No Opt. Call	A	8,826,002
11,150	5.500%, 6/01/23	6/21 at 100.00	A	12,937,122

	Saint Clair County, Illinois, General Obligation Bonds, Refunding Alternate Revenue Source Series 2009:
360	4.500%, 10/01/20	10/19 at 100.00	AA	392,105
370	5.000%, 10/01/22	10/19 at 100.00	AA	404,181

	Saint Clair County, Illinois, General Obligation Bonds, Refunding Alternate Revenue Source Series 2009:
640	4.500%, 10/01/20 (Pre-refunded 10/01/19)	10/19 at 100.00	N/R (4)	704,518
730	5.000%, 10/01/22 (Pre-refunded 10/01/19)	10/19 at 100.00	N/R (4)	814,059

1,680	School District 122, Winnebago County, Illinois, Capital Appreciation Bonds, Series 1998, 0.000%, 1/01/17 – AGM Insured	No Opt. Call	A2	1,676,825

1,320	School District 122, Winnebago County, Illinois, Capital Appreciation Bonds, Series 1998, 0.000%, 1/01/17 – AGM Insured (ETM)	No Opt. Call	A2 (4)	1,318,324

	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial Group, Inc., Series 2013:
2,520	7.125%, 11/01/43	11/23 at 100.00	AA	3,332,624
2,400	7.625%, 11/01/48	11/23 at 100.00	AA	3,243,720

104	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$5,640	Southwestern Illinois Development Authority, Local Government Program Revenue Bonds, Southwestern Illinois Flood District Council Project, Series 2016B, 4.000%, 10/15/40	10/25 at 100.00	A	$5,785,230

1,000	Southwestern Illinois Development Authority, Local Government Revenue Bonds, Edwardsville Community Unit School District 7 Project, Series 2007, 5.000%, 12/01/17 – AGM Insured	No Opt. Call	AA	1,039,350

2,000	Southwestern Illinois Development Authority, Revenue Bonds, Anderson Hospital, Series 2006, 5.125%, 8/15/26 (Pre-refunded 2/15/17)	2/17 at 100.00	N/R (4)	2,025,380

	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015:
7,770	5.000%, 3/01/33	3/25 at 100.00	A	8,926,487
13,960	5.000%, 3/01/34 – AGM Insured	3/25 at 100.00	AA	16,104,675
10,990	5.000%, 3/01/40 (WI/DD, Settling 11/01/16) – AGM Insured	3/25 at 100.00	AA	12,556,075

	Sterling, Whiteside County, Illinois, General Obligation Bonds, Alternate Revenue Source, Series 2012:
3,205	4.000%, 11/01/21	No Opt. Call	A+	3,557,967
2,830	4.000%, 11/01/22	No Opt. Call	A+	3,178,288

	Will and Kendall Counties Community Consolidated School District 202 Plainfield, Illinois, General Obligation Bonds, Series 2016C:
9,760	5.000%, 1/01/22	No Opt. Call	Aa3	11,383,283
3,355	5.000%, 1/01/23	No Opt. Call	Aa3	3,993,993
3,295	5.000%, 1/01/24	No Opt. Call	Aa3	3,976,274
4,215	5.000%, 1/01/25	No Opt. Call	Aa3	5,138,422

5,675	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation Bonds, Series 2013B, 0.000%, 1/01/30	No Opt. Call	Baa3	2,914,737

3,870	Will County School District 86, Joliet, Illinois, General Obligation Bonds, Series 2002, 0.000%, 11/01/17 – AGM Insured	No Opt. Call	AA	3,815,936

13,255	Will County, Illinois, General Obligation Bonds, Alternate Revenue Source Series 2016, 5.000%, 11/15/41	11/25 at 100.00	AA+	15,294,679

	Will, Grundy, Kendall, LaSalle, Kankakee, Livingston and Cook Counties Community College District 525 Joliet Junior College, Illinois, General Obligation Bond, Series 2008:
535	6.250%, 6/01/24	6/18 at 100.00	AA	576,569
1,005	5.750%, 6/01/25	6/18 at 100.00	AA	1,074,908
335	5.750%, 6/01/26	6/18 at 100.00	AA	358,138

	Will, Grundy, Kendall, LaSalle, Kankakee, Livingston and Cook Counties Community College District 525 Joliet Junior College, Illinois, General Obligation Bond, Series 2008:
325	5.750%, 6/01/25 (Pre-refunded 6/01/18)	6/18 at 100.00	N/R (4)	349,908
85	5.750%, 6/01/26 (Pre-refunded 6/01/18)	6/18 at 100.00	N/R (4)	91,514

6,865	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, Limited Tax General Obligation Lease Certificates, Series 2011, 7.000%, 10/15/22	10/19 at 103.00	BBB	7,645,276

	Winnebago-Boone Counties School District 205 Rockford, Illinois, General Obligation Bonds, Series 2013:
4,070	0.000%, 2/01/25	No Opt. Call	A+	3,318,149
3,340	0.000%, 2/01/26	No Opt. Call	A+	2,606,770
616,450	Total Illinois			655,148,631

	Indiana – 4.4%

710	Anderson, Indiana, Economic Development Revenue Bonds, Anderson University, Series 2007, 5.000%, 10/01/17	1/17 at 100.00	BB+	714,210

1,000	Avon Community School Building Corporation, Hendricks County, Indiana, First Mortgage Bonds, Refunding Series 2007, 4.500%, 7/15/20 – AMBAC Insured	7/17 at 100.00	AA+	1,024,550

NUVEEN	105

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

	Carmel Local Public Improvement Bond Bank, Indiana, Multipurpose Revenue Bonds, Series 2016:
$2,000	5.000%, 7/15/29	7/26 at 100.00	AA+	$2,455,260
13,695	5.000%, 7/15/30	7/26 at 100.00	AA+	16,681,606
6,010	5.000%, 7/15/31	7/26 at 100.00	AA+	7,280,213
8,110	5.000%, 7/15/32	7/26 at 100.00	AA+	9,769,793

540	Carmel Redevelopment Authority, Indiana, County Option Income Tax Lease Rental Revenue Bonds, Refunding Series 2014A, 4.000%, 1/01/18	No Opt. Call	AA	559,316

	Carmel Redevelopment Authority, Indiana, County Option Income Tax Lease Rental Revenue Bonds, Refunding Series 2014B:
545	5.000%, 7/01/17	No Opt. Call	AA	560,293
500	4.000%, 1/01/18	No Opt. Call	AA	517,885
1,000	4.000%, 1/01/19	No Opt. Call	AA	1,063,240
435	5.000%, 1/01/20	No Opt. Call	AA	487,069
1,000	5.000%, 7/01/20	No Opt. Call	AA	1,134,740
500	5.000%, 1/01/21	No Opt. Call	AA	575,445

7,000	Indiana Finance Authority, Hospital Revenue Bonds, Deaconess Health System Obligated Group, Series 2016A, 5.000%, 3/01/44	9/26 at 100.00	A+	8,122,800

	Indiana Finance Authority, Hospital Revenue Bonds, Major Hospital Project, Series 2014A:
1,130	3.500%, 10/01/26	10/23 at 100.00	BBB+	1,177,596
500	5.000%, 10/01/29	10/23 at 100.00	BBB+	572,020

4,000	Indiana Finance Authority, Lease Appropriation Bonds, Stadium Project, Refunding Series 2015A, 5.250%, 2/01/37	8/25 at 100.00	AA+	4,708,120

11,020	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013B, 5.000%, 1/01/19 (Alternative Minimum Tax)	1/17 at 100.00	BBB+	11,095,046

	Indiana Finance Authority, Tax-Exempt Private Activity Revenue Bonds, I-69 Section 5 Project, Series 2014:
1,300	5.250%, 9/01/27 (Alternative Minimum Tax)	9/24 at 100.00	BB–	1,437,267
6,275	5.250%, 9/01/34 (Alternative Minimum Tax)	9/24 at 100.00	BB–	6,781,016
6,830	5.250%, 9/01/40 (Alternative Minimum Tax)	9/24 at 100.00	BB–	7,331,459

5,300	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011B, 5.250%, 10/01/24 – AGM Insured	10/21 at 100.00	AA	6,213,137

	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2014A:
885	5.000%, 10/01/21	No Opt. Call	AA	1,039,539
715	5.000%, 10/01/22	No Opt. Call	AA	857,964
620	5.000%, 10/01/23	No Opt. Call	AA	757,609
625	5.000%, 10/01/24	No Opt. Call	AA	772,981
1,215	5.000%, 10/01/25	10/24 at 100.00	AA	1,492,615
1,710	5.000%, 10/01/26	10/24 at 100.00	AA	2,082,797

8,000	Indiana Finance Authority, Water Utility Revenue Bonds, Citizens Energy Group Project, First Lien Series 2014A, 2.950%, 10/01/22	7/22 at 100.00	A+	8,481,200

1,275	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health Subordinate Credit Group, Series 2005A-8, 1.250%, 11/01/27 (Mandatory put 5/01/20)	No Opt. Call	AA+	1,268,319

	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health, Series 2011A-1:
7,000	5.000%, 11/15/34	11/25 at 100.00	AA+	8,302,070
9,710	5.000%, 11/15/35	11/25 at 100.00	AA+	11,481,978

106	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

	Indiana Municipal Power Agency, Power Supply System Revenue Bonds, Series 2013A:
$2,750	5.250%, 1/01/33	7/23 at 100.00	A+	$3,215,327
2,500	5.250%, 1/01/34	7/23 at 100.00	A+	2,914,675

2,800	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Refunding Series 2006, 5.500%, 7/01/21 – NPFG Insured	No Opt. Call	AA–	3,279,444

5,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2007B, 5.250%, 7/01/23 – NPFG Insured	No Opt. Call	AA–	6,035,450

	Indianapolis, Indiana, Gas Utility Distribution System Revenue Bonds, Refunding 2nd Lien Series 2013A:
7,900	5.250%, 8/15/28	8/23 at 100.00	AA	9,320,973
10,000	5.250%, 8/15/29	8/23 at 100.00	AA	11,730,200

	Indianapolis, Indiana, Thermal Energy System Revenue Bonds, Refunding First Lien Series 2014A:
500	5.000%, 10/01/27	10/24 at 100.00	A	601,300
720	5.000%, 10/01/28	10/24 at 100.00	A	860,242
1,000	5.000%, 10/01/29	10/24 at 100.00	A	1,189,010
1,360	5.000%, 10/01/31	10/24 at 100.00	A	1,601,740
1,215	5.000%, 10/01/33	10/24 at 100.00	A	1,419,557

2,985	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public Service Company Project, Series 1994A Remarketed, 5.850%, 4/01/19 – NPFG Insured	No Opt. Call	AA–	3,266,784

	Knox County, Indiana, Economic Development Revenue and Refunding Bonds, Good Samaritan Hospital Project, Series 2012A:
1,675	5.000%, 4/01/21	No Opt. Call	Baa2	1,883,755
940	5.000%, 4/01/22	No Opt. Call	Baa2	1,075,125
2,015	5.000%, 4/01/24	4/22 at 100.00	Baa2	2,236,066

	Lake County Building Corporation, Indiana, First Mortgage Bonds, Series 2012:
500	4.000%, 2/01/17	No Opt. Call	N/R	501,655
500	4.000%, 8/01/17	No Opt. Call	N/R	504,760
500	4.250%, 2/01/18	No Opt. Call	N/R	508,610
500	4.250%, 8/01/18	No Opt. Call	N/R	511,735
500	4.500%, 2/01/19	No Opt. Call	N/R	516,140
500	4.500%, 8/01/19	No Opt. Call	N/R	519,255
500	4.750%, 2/01/20	No Opt. Call	N/R	524,740
500	4.750%, 8/01/20	No Opt. Call	N/R	526,915
250	4.750%, 2/01/21	No Opt. Call	N/R	263,640
500	4.750%, 8/01/21	No Opt. Call	N/R	529,050
500	5.000%, 2/01/22	No Opt. Call	N/R	536,505
500	5.000%, 8/01/22	2/22 at 100.00	N/R	535,640
500	5.000%, 8/01/23	2/22 at 100.00	N/R	532,780
500	5.000%, 2/01/24	2/22 at 100.00	N/R	530,295

1,300	Portage Township Multi-School Building Corporation, Porter County, Indiana, First Mortgage Bonds, Series 2007, 4.000%, 7/15/18 – NPFG Insured	7/17 at 100.00	AA+	1,328,717

960	Southwind Housing Inc., Evansville, Indiana, First Mortgage Revenue Bonds, Series 1978A, 7.125%, 11/15/21 (ETM)	5/17 at 100.00	N/R (4)	1,111,949

	Vanderburgh County, Indiana, Redevelopment District Tax Increment Revenue bonds, Refunding Series 2014:
1,040	5.000%, 2/01/25	8/24 at 100.00	A	1,268,758
1,000	5.000%, 2/01/26	8/24 at 100.00	A	1,212,210
1,805	5.000%, 2/01/27	8/24 at 100.00	A	2,173,816
1,750	5.000%, 2/01/29	8/24 at 100.00	A	2,078,912
2,700	5.000%, 2/01/31	8/24 at 100.00	A	3,172,797

NUVEEN	107

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

$19,905	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc. Project, Series 2015, 5.000%, 11/01/45 (Mandatory put 11/01/22) (Alternative Minimum Tax)	No Opt. Call	A2	$23,297,210

20,625	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc. Project, Series 2016A, 5.000%, 3/01/46 (Mandatory put 3/01/23)	No Opt. Call	A2	24,191,681
212,350	Total Indiana			244,306,571

	Iowa – 1.5%

1,000	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011, 5.500%, 6/15/30 (Pre-refunded 6/15/20)	6/20 at 100.00	A2 (4)	1,154,140

	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011:
1,000	5.250%, 6/15/25 (Pre-refunded 6/15/20)	6/20 at 100.00	A2 (4)	1,145,300
2,000	5.250%, 6/15/26 (Pre-refunded 6/15/20)	6/20 at 100.00	A2 (4)	2,290,600
3,135	5.250%, 6/15/27 (Pre-refunded 6/15/20)	6/20 at 100.00	A2 (4)	3,590,515
2,000	5.375%, 6/15/28 (Pre-refunded 6/15/20)	6/20 at 100.00	A2 (4)	2,299,440
2,035	5.500%, 6/15/29 (Pre-refunded 6/15/20)	6/20 at 100.00	A2 (4)	2,348,675

	Fort Dodge Community School District, Webster County, Iowa, School Infrastructure Sales, Services, and Use Tax Revenue Bonds, Series 2011:
1,830	5.000%, 1/01/23 – AGM Insured	1/21 at 100.00	AA	2,092,513
1,890	5.000%, 1/01/24 – AGM Insured	1/21 at 100.00	AA	2,151,255
1,520	5.000%, 1/01/25 – AGM Insured	1/21 at 100.00	AA	1,721,567
1,000	5.000%, 1/01/26 – AGM Insured	1/21 at 100.00	AA	1,126,590

10,000	Iowa Finance Authority, Health Facilities Revenue Bonds, UnityPoint Health Project, Series 2013A, 5.250%, 2/15/44	2/23 at 100.00	Aa3	11,341,600

	Iowa Finance Authority, Healthcare Revenue Bonds, Genesis Health System, Series 2013:
8,655	5.000%, 7/01/27	7/23 at 100.00	A1	10,226,402
6,820	5.000%, 7/01/28	7/23 at 100.00	A1	8,009,544

	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013:
10,315	5.000%, 12/01/19	No Opt. Call	B	10,609,287
7,235	5.500%, 12/01/22	12/18 at 100.00	B	7,340,269

1,250	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Upper Iowa University Project, Refunding Series 2010, 5.500%, 9/01/25 (Pre-refunded 9/01/20)	9/20 at 100.00	N/R (4)	1,452,875

2,000	Iowa State, Special Obligation Bonds, Prison Infrastructure Fund, Refunding Series 2010, 4.500%, 6/15/22 (Pre-refunded 6/15/20)	6/20 at 100.00	AA (4)	2,242,820

11,950	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.375%, 6/01/38	1/17 at 100.00	B+	11,949,044
75,635	Total Iowa			83,092,436

	Kansas – 1.0%

14,655	Burlington, Kansas, Environmental Improvement Revenue Bonds, Kansas City Power and Light Company Project, Refunding Series 1993A, 2.950%, 12/01/23	4/23 at 101.00	A	15,675,574

10,000	Burlington, Kansas, Environmental Improvement Revenue Bonds, Kansas City Power and Light Company Project, Refunding Series 1993B, 2.950%, 12/01/23	4/23 at 101.00	A	10,696,400

1,150	Johnson County Unified School District 512, Shawnee Mission, Kansas, General Obligation Bonds, Refunding Series 1996, 4.875%, 10/01/19	No Opt. Call	Aaa	1,236,135

108	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kansas (continued)

$2,200	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009C, 5.500%, 11/15/23	11/19 at 100.00	AA	$2,465,606

3,175	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009D, 5.000%, 11/15/29 (Pre-refunded 11/15/17)	11/17 at 100.00	AA (4)	3,314,382

1,850	Kansas Development Finance Authority, Revenue Bonds, Kansas State Projects, Series 2007K, 4.500%, 11/01/19 – NPFG Insured	11/17 at 100.00	AA–	1,915,767

1,000	Olathe, Kansas, Health Facilities Revenue Bonds, Olathe Medical Center, Series 2008, 5.125%, 9/01/21	9/17 at 100.00	A+	1,034,080

45	Sedgwick and Shawnee Counties, Kansas, GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 1997A-2, 6.700%, 6/01/29	No Opt. Call	Aaa	45,430

10,160	Wichita, Kansas, Hospital Facilities Revenue Refunding and Improvement Bonds, Via Christi Health System Inc., Series 2011A-IV, 5.000%, 11/15/29 (Pre-refunded 11/15/21)	11/21 at 100.00	N/R (4)	12,027,205

	Wyandotte County/Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Refunding & Improvement Series 2014A:
1,900	5.000%, 9/01/21	No Opt. Call	A+	2,223,722
660	5.000%, 9/01/22	No Opt. Call	A+	785,697
1,505	5.000%, 9/01/23	No Opt. Call	A+	1,824,090

60	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21 (Mandatory put 11/12/15) (Pre-refunded 12/01/16)	12/16 at 76.41	N/R (4)	45,815
48,360	Total Kansas			53,289,903

	Kentucky – 1.8%

1,795	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2015A, 4.500%, 6/01/46	6/25 at 100.00	BBB+	1,889,596

2,450	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2009A, 5.625%, 8/15/27	8/19 at 100.00	A+	2,624,121

8,175	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 5.750%, 12/01/28 – AGC Insured	6/18 at 100.00	AA	8,615,224

5,870	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Series 2013A, 5.000%, 7/01/17	No Opt. Call	Baa3	6,024,733

20,700	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 83, Series 2004, 5.000%, 10/01/18 – AMBAC Insured	No Opt. Call	Aa3	22,210,272

7,000	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/28	6/21 at 100.00	Aa3	7,967,890

625	Logan/Todd Regional Water Commission, Kentucky, Revenue Bonds, Refunding Series 2016A, 2.500%, 7/01/30 – AGM Insured	No Opt. Call	AA	591,969

	Louisville Regional Airport Authority, Kentucky, Airport System Revenue Bonds, Refunding Series 2014A:
1,320	5.000%, 7/01/26 (Alternative Minimum Tax)	7/24 at 100.00	A+	1,569,190
3,280	5.000%, 7/01/28 (Alternative Minimum Tax)	7/24 at 100.00	A+	3,836,321

3,070	Louisville/Jefferson County Metro Government, Kentucky, Revenue Bonds, Catholic Health Initiatives, Series 2012A, 5.000%, 12/01/35	6/22 at 100.00	A–	3,380,930

10,030	Louisville/Jefferson County Metro Government, Kentucky, Revenue Bonds, Catholic Health Initiatives, Series 2012A, 5.000%, 12/01/35 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R (4)	12,044,826

NUVEEN	109

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kentucky (continued)

$1,135	Louisville-Jefferson County Metro Government, Kentucky, Revenue Bonds, Bellarmine University Inc Project, Refunding & Improvement Series 2008A, 6.000%, 5/01/28	5/18 at 100.00	Baa3	$1,193,589

4,420	Louisville-Jefferson County Metropolitan Government, Kentucky, Environmental Facilities Revenue, Louisville Gas & Electric Company Project, Series 2007B, 1.600%, 6/01/33 (Mandatory put 6/01/17)	No Opt. Call	A	4,434,851

10,200	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2003A, 1.650%, 10/01/33 (Mandatory put 4/03/17)	No Opt. Call	A	10,223,460

2,055	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2005A, 2.200%, 2/01/35 (Mandatory put 8/01/19)	No Opt. Call	A	2,098,052

	Murray, Kentucky, Hospital Facilities Revenue Bonds, Murray-Calloway County Public Hospital Corporation Project, Refunding Series 2016:
1,005	5.000%, 8/01/25 (WI/DD, Settling 11/10/16)	No Opt. Call	Baa3	1,145,077
1,060	5.000%, 8/01/26 (WI/DD, Settling 11/10/16)	No Opt. Call	Baa3	1,207,319
1,110	5.000%, 8/01/27 (WI/DD, Settling 11/10/16)	8/26 at 100.00	Baa3	1,254,822
1,165	5.000%, 8/01/28 (WI/DD, Settling 11/10/16)	8/26 at 100.00	Baa3	1,307,584
1,230	5.000%, 8/01/29 (WI/DD, Settling 11/10/16)	8/26 at 100.00	Baa3	1,371,868
2,935	5.000%, 8/01/37 (WI/DD, Settling 11/10/16)	8/26 at 100.00	Baa3	3,180,454

	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011:
1,255	6.000%, 3/01/22	No Opt. Call	A3	1,461,410
1,320	6.250%, 3/01/23	No Opt. Call	A3	1,543,357
1,285	6.250%, 3/01/24	3/21 at 100.00	A3	1,495,868
94,490	Total Kentucky			102,672,783

	Louisiana – 3.1%

5,035	De Soto Parrish, Louisiana, Pollution Control Revenue Bonds, Southwestern Electric Power Company Project, Refunding Series 2010, 1.600%, 1/01/19	No Opt. Call	BBB+	5,045,221

	East Baton Rouge Sewerage Commission, Louisiana, Revenue Bonds, Refunding Series 2014B:
970	5.000%, 2/01/23	No Opt. Call	AA	1,170,664
515	5.000%, 2/01/24	No Opt. Call	AA	631,622
800	5.000%, 2/01/25	No Opt. Call	AA	992,648

585	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East Jefferson General Hospital, Refunding Series 2011, 6.250%, 7/01/31	7/21 at 100.00	BB	644,676

475	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2012, 5.000%, 6/01/24 (Pre-refunded 6/01/22) – AGM Insured	6/22 at 100.00	AA (4)	572,123

	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2016A:
17,420	5.000%, 6/01/25	No Opt. Call	A1	21,473,982
16,260	5.000%, 6/01/26	No Opt. Call	A1	20,191,668

245	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006-C1, 5.875%, 6/01/23 (Pre-refunded 6/01/18)	6/18 at 100.00	AA (4)	264,460

5	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006C-3, 6.125%, 6/01/25 (Pre-refunded 6/01/18) – AGC Insured	6/18 at 100.00	AA (4)	5,417

110	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, East Baton Rouge Sewerage Commission Projects, Subordinate Lien Series 2014A:
$2,280	5.000%, 2/01/28	2/24 at 100.00	AA–	$2,704,012
2,850	5.000%, 2/01/29	2/24 at 100.00	AA–	3,353,937
2,000	5.000%, 2/01/30	2/24 at 100.00	AA–	2,339,720

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007A:
2,000	6.750%, 12/15/37 (8)	12/17 at 100.00	N/R	1,285,280
320	6.000%, 12/15/37 (8)	1/17 at 100.00	N/R	175,594

30	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007B, 9.000%, 12/15/14	No Opt. Call	N/R	16,462

2,210	Louisiana Public Facilities Authority, Revenue Bonds, Entergy Louisiana, LLC Project, Refunding Series 2016A, 3.375%, 9/01/28	3/21 at 100.00	A	2,263,062

24,340	Louisiana Public Facilities Authority, Revenue Bonds, Entergy Louisiana, LLC Project, Refunding Series 2016B, 3.500%, 6/01/30	6/21 at 100.00	A	24,928,541

	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Refunding Series 2016:
1,045	5.000%, 5/15/30	5/26 at 100.00	A–	1,239,642
2,025	3.000%, 5/15/31	5/26 at 100.00	A–	2,002,603
1,750	5.000%, 5/15/32	5/26 at 100.00	A–	2,043,982
2,200	5.000%, 5/15/33	5/26 at 100.00	A–	2,557,676

3,735	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.000%, 5/15/20	5/17 at 100.00	A–	3,820,083

1,420	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.000%, 5/15/20 (Pre-refunded 5/15/17)	5/17 at 100.00	N/R (4)	1,452,972

	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A:
1,050	5.000%, 7/01/22	No Opt. Call	AA–	1,231,156
2,750	5.000%, 7/01/29	7/23 at 100.00	AA–	3,150,620
5,000	5.000%, 7/01/31	7/23 at 100.00	AA–	5,703,700
3,835	5.000%, 7/01/32	7/23 at 100.00	AA–	4,357,174

	Louisiana State, Unclaimed Property Special Revenue Bonds, Interstate 49 North Project, Series 2013:
1,165	5.000%, 9/01/29	9/23 at 100.00	AA–	1,331,129
5,070	5.000%, 9/01/31	9/23 at 100.00	AA–	5,772,651
4,000	5.000%, 9/01/32	9/23 at 100.00	AA–	4,535,720

	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2012:
4,140	5.000%, 12/01/19	No Opt. Call	AA–	4,617,176
3,940	5.000%, 12/01/20	No Opt. Call	AA–	4,518,431
5,400	5.000%, 12/01/21	No Opt. Call	AA–	6,340,896

	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2015:
1,000	5.000%, 12/01/22	No Opt. Call	AA–	1,196,050
870	5.000%, 12/01/23	No Opt. Call	AA–	1,058,059
1,010	5.000%, 12/01/24	No Opt. Call	AA–	1,241,926
470	5.000%, 12/01/25	No Opt. Call	AA–	581,221
255	5.000%, 12/01/26	12/25 at 100.00	AA–	313,627
730	5.000%, 12/01/27	12/25 at 100.00	AA–	891,783

NUVEEN	111

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014:
$1,200	5.000%, 6/01/20	No Opt. Call	A	$1,349,628
100	5.000%, 6/01/24	No Opt. Call	A	120,483
500	5.000%, 6/01/25	6/24 at 100.00	A	598,385
500	5.000%, 6/01/26	6/24 at 100.00	A	594,405
500	5.000%, 6/01/27	6/24 at 100.00	A	592,335
330	5.000%, 6/01/28	6/24 at 100.00	A	388,261
570	5.000%, 6/01/29	6/24 at 100.00	A	666,125

	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Series 2015:
385	5.000%, 6/01/30	6/25 at 100.00	A	451,143
775	5.000%, 6/01/32	6/25 at 100.00	A	899,139
1,000	5.000%, 6/01/33	6/25 at 100.00	A	1,155,240
650	5.000%, 6/01/35	6/25 at 100.00	A	746,128

500	Port New Orleans Board of Commissioners, Louisiana, Revenue Bonds, Port Facilities, Refunding Series 2013B, 5.000%, 4/01/30 (Alternative Minimum Tax)	4/23 at 100.00	A3	557,035

6,585	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series 2010, 4.000%, 12/01/40 (Mandatory put 6/01/22)	No Opt. Call	BBB	7,209,192

9,930	Shreveport, Louisiana, Water and Sewer Revenue Bonds, Refunding Series 2015, 5.000%, 12/01/40	12/25 at 100.00	A–	11,421,883
154,725	Total Louisiana			174,766,748

	Maine – 0.3%

	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2016A:
4,185	4.000%, 7/01/41	7/26 at 100.00	BBB	4,129,842
1,000	5.000%, 7/01/46	7/26 at 100.00	BBB	1,100,100
5,555	4.000%, 7/01/46	7/26 at 100.00	BBB	5,427,235

	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011:
1,000	6.750%, 7/01/36	7/21 at 100.00	BBB–	1,120,960
3,850	6.750%, 7/01/41	7/21 at 100.00	BBB–	4,310,460

630	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 2007B, 4.125%, 7/01/18 – FGIC Insured	1/18 at 100.00	AA	652,844

110	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 2007B, 4.125%, 7/01/18 (Pre-refunded 1/01/18) – FGIC Insured	1/18 at 100.00	A1 (4)	114,238

	Portland, Maine, General Airport Revenue Bonds, Refunding Series 2013:
500	4.000%, 7/01/18	No Opt. Call	BBB+	524,300
225	4.000%, 7/01/20	No Opt. Call	BBB+	246,004
290	5.000%, 7/01/22	No Opt. Call	BBB+	341,574
17,345	Total Maine			17,967,557

	Maryland – 0.7%

	Baltimore County, Maryland, Revenue Bonds, Oak Crest Village, Series 2016:
1,810	3.250%, 1/01/31 (WI/DD, Settling 11/23/16)	1/26 at 100.00	A	1,776,750
3,365	5.000%, 1/01/37 (WI/DD, Settling 11/23/16)	1/26 at 100.00	A	3,824,390

	Baltimore, Maryland, Revenue Bonds, Water Projects, Series 2013A:
500	5.000%, 7/01/21	No Opt. Call	AA	584,730
1,000	5.000%, 7/01/26	1/24 at 100.00	AA	1,212,380
1,715	5.000%, 7/01/27	1/24 at 100.00	AA	2,061,979

112	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maryland (continued)

$250	Maryland Economic Development Corporation, Economic Development Revenue Bonds, Transportation Facilities Project, Series 2010A, 5.750%, 6/01/35	6/20 at 100.00	Baa3	$275,735

	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of Maryland, College Park Project, Refunding Series 2016:
500	5.000%, 6/01/27 – AGM Insured	6/26 at 100.00	AA	626,300
1,000	5.000%, 6/01/28 – AGM Insured	6/26 at 100.00	AA	1,243,340
1,000	5.000%, 6/01/29 – AGM Insured	6/26 at 100.00	AA	1,233,850
895	5.000%, 6/01/30 – AGM Insured	6/26 at 100.00	AA	1,096,581
695	5.000%, 6/01/31 – AGM Insured	6/26 at 100.00	AA	843,556
1,870	5.000%, 6/01/35 – AGM Insured	6/26 at 100.00	AA	2,225,767

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center, Series 2016A:
750	5.000%, 7/01/32	7/26 at 100.00	BBB	877,432
2,250	5.000%, 7/01/33	7/26 at 100.00	BBB	2,617,920
1,650	5.000%, 7/01/34	7/26 at 100.00	BBB	1,912,300
2,000	5.000%, 7/01/35	7/26 at 100.00	BBB	2,305,300
1,570	5.000%, 7/01/36	7/26 at 100.00	BBB	1,809,660

2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2010, 5.250%, 7/01/24	7/19 at 100.00	A2	2,195,580

7,825	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2014, 5.250%, 7/01/25	7/24 at 100.00	BBB	9,475,684

2,475	Maryland State, General Obligation Bonds, State & Local Facilities Loan, First Series 2011A, 5.000%, 3/15/19	No Opt. Call	AAA	2,713,095
35,120	Total Maryland			40,912,329

	Massachusetts – 1.3%

2,045	Massachusetts Bay Transportation Authority, General Obligation Transportation System Bonds, Series 1991A, 7.000%, 3/01/21 – FGIC Insured	No Opt. Call	AA+	2,318,519

10,000	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Refunding Senior Lien Series 2004B, 5.250%, 7/01/20	No Opt. Call	AA+	11,491,100

	Massachusetts Development Finance Agency Revenue Bonds, Lawrence General Hospital Issue, Series 2014A:
835	5.000%, 7/01/26	7/24 at 100.00	BBB–	933,739
680	5.000%, 7/01/27	7/24 at 100.00	BBB–	758,207
925	5.000%, 7/01/28	7/24 at 100.00	BBB–	1,025,760
960	5.000%, 7/01/29	7/24 at 100.00	BBB–	1,058,093

2,500	Massachusetts Development Finance Agency, Health Care Facility Revenue Bonds, Adventcare Project, Series 2007A, 6.650%, 10/15/28	10/17 at 100.00	N/R	2,559,775

3,955	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Green Bonds, Series 2015D, 5.000%, 7/01/44 (WI/DD, Settling 11/01/16)	7/25 at 100.00	BBB	4,374,744

1,480	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Series 2016E, 3.375%, 7/01/36	7/26 at 100.00	BBB	1,392,384

	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007:
360	5.000%, 10/01/17	No Opt. Call	N/R	369,356
515	5.000%, 10/01/18	10/17 at 100.00	N/R	527,530
450	5.250%, 10/01/37	4/17 at 101.00	N/R	454,635

NUVEEN	113

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Massachusetts (continued)

	Massachusetts Development Finance Authority, Revenue Bonds, Suffolk University, Series 2010:
$915	4.500%, 7/01/21	7/20 at 100.00	Baa2	$984,366
1,765	4.500%, 7/01/22	7/20 at 100.00	Baa2	1,893,668
1,705	4.625%, 7/01/23	7/20 at 100.00	Baa2	1,851,425

690	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2010B, 4.800%, 1/01/17 (Alternative Minimum Tax)	No Opt. Call	AA	693,643

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Springfield College, Series 2010:
500	5.125%, 10/15/22 (Pre-refunded 10/15/19)	10/19 at 100.00	Baa1 (4)	559,480
2,595	5.500%, 10/15/26 (Pre-refunded 10/15/19)	10/19 at 100.00	Baa1 (4)	2,931,961

3,020	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 6.000%, 7/01/24	7/19 at 100.00	BBB	3,370,078

	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A:
140	5.500%, 1/01/17 – AMBAC Insured (Alternative Minimum Tax)	12/16 at 100.00	N/R	140,560
50	5.200%, 1/01/20 – AMBAC Insured (Alternative Minimum Tax)	1/17 at 100.00	N/R	50,200
1,465	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	1/17 at 100.00	N/R	1,470,816

27,360	Massachusetts State, General Obligation Bonds, Series 2004C, 5.500%, 12/01/16 – AGM Insured	No Opt. Call	AA+	27,471,902

915	Springfield, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series 2007, 4.500%, 8/01/20 – AGM Insured	2/17 at 100.00	AA	923,180

530	Springfield, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series 2007, 4.500%, 8/01/20 (Pre-refunded 2/01/17) – AGM Insured	2/17 at 100.00	AA (4)	535,130
66,355	Total Massachusetts			70,140,251

	Michigan – 2.2%

790	Algonac Community Schools, Saint Clair County, Michigan, General Obligation Bonds, School Building & Site Series 2008-I, 4.000%, 5/01/19 (Pre-refunded 5/01/18) – AGM Insured	5/18 at 100.00	Aa1 (4)	827,320

	Detroit Downtown Development Authority, Michigan, Tax Increment Refunding Bonds, Development Area 1 Projects, Series 1996B:
3,050	0.000%, 7/01/22	No Opt. Call	BB	2,365,580
2,650	0.000%, 7/01/23	No Opt. Call	BB	1,939,773
2,880	0.000%, 7/01/24	No Opt. Call	BB	1,997,482

1,206	Detroit, Michigan, General Obligation Bonds, Series 2004B-1, 5.250%, 4/01/17 – AMBAC Insured	1/17 at 100.00	N/R	1,209,904

1,020	Grand Valley State University, Michigan, General Revenue Bonds, Refunding Series 2014B, 3.625%, 12/01/32	12/24 at 100.00	A+	1,069,174

2,675	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Bronson Methodist Hospital, Refunding Series 2003A, 5.000%, 5/15/20 – AGM Insured	5/18 at 100.00	AA	2,842,134

	Marquette, Michigan, Electric Utility System Revenue Bonds, Refunding Series 2016A:
1,000	5.000%, 7/01/29	7/26 at 100.00	A	1,217,800
355	5.000%, 7/01/30	7/26 at 100.00	A	429,255

4,850	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Sewage Disposal System Local Project, Second Lien Series 2015C, 5.000%, 7/01/34	7/25 at 100.00	A–	5,494,225

114	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

$3,540	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Group, Series 2010B, 5.000%, 11/15/23	11/19 at 100.00	AA+	$3,935,878

10,115	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit Group, Refunding and Project Series 2010F-5, 1.500%, 11/15/47 (Mandatory put 3/15/17)	No Opt. Call	AA+	10,136,950

	Michigan Hospital Financing Authority, Revenue Bonds, Oakwood Obligated Group, Series 2007A:
2,000	5.000%, 7/15/18 (Pre-refunded 7/15/17)	7/17 at 100.00	A1 (4)	2,060,180
3,530	5.000%, 7/15/19 (Pre-refunded 7/15/17)	7/17 at 100.00	A1 (4)	3,636,218

1,850	Michigan Municipal Bond Authority, AMBAC Insured Bonds, Series 2007B-A, 5.000%, 12/01/18 – AMBAC Insured	6/17 at 100.00	N/R	1,875,308

5,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-I-A, 5.000%, 10/15/28	10/21 at 100.00	Aa2	5,722,900

5,425	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-II-A, 5.000%, 10/15/28	10/21 at 100.00	Aa2	6,209,346

1,600	Michigan State Trunk Line Fund Refunding Bonds, Series 2009, 5.000%, 11/01/23	11/19 at 100.00	AA+	1,768,400

4,750	Romulus Community Schools, Wayne County, Michigan, General Obligation Bonds, Refunding Series 2013, 5.000%, 5/01/22	No Opt. Call	Aa1	5,525,485

	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2014D:
1,000	5.000%, 9/01/26	3/24 at 100.00	A1	1,196,490
2,000	5.000%, 9/01/27	3/24 at 100.00	A1	2,371,080
2,555	5.000%, 9/01/28	3/24 at 100.00	A1	3,008,231
3,770	5.000%, 9/01/29	3/24 at 100.00	A1	4,416,630
5,000	5.000%, 9/01/30	3/24 at 100.00	A1	5,834,450
2,270	5.000%, 9/01/31	3/24 at 100.00	A1	2,630,703

	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2011:
4,885	5.000%, 5/01/20	No Opt. Call	Aa1	5,508,619
4,845	5.000%, 5/01/21	11/20 at 100.00	Aa1	5,519,957
3,845	5.000%, 5/01/22	11/20 at 100.00	Aa1	4,357,077

8,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2010C, 5.000%, 12/01/16	No Opt. Call	A	8,028,320

	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Refunding Series 2015F:
3,750	5.000%, 12/01/32 (Alternative Minimum Tax)	12/25 at 100.00	A	4,316,625
5,295	5.000%, 12/01/33 (Alternative Minimum Tax)	12/25 at 100.00	A	6,063,463
5,000	5.000%, 12/01/34 (Alternative Minimum Tax)	12/25 at 100.00	A	5,704,450

1,300	Western Michigan University, General Revenue Bonds, Refunding Series 2008, 5.000%, 11/15/23 (Pre-refunded 5/15/18) – AGM Insured	5/18 at 100.00	AA (4)	1,381,692
111,801	Total Michigan			120,601,099

	Minnesota – 0.5%

1,710	Cass Lake Independent School District 115, Minnesota, General Obligation Bonds, School Building Refunding Series 2010A, 5.000%, 2/01/27	2/20 at 100.00	AA+	1,902,324

500	Center City, Minnesota, Health Care Facilities Revenue Bonds, Hazelden Betty Ford Foundation Project, Series 2014, 5.000%, 11/01/29	11/24 at 100.00	A3	594,245

2,155	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A, 6.375%, 11/15/23 (Pre-refunded 11/15/18)	11/18 at 100.00	A+ (4)	2,392,373

NUVEEN	115

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

$2,650	Minneapolis, Minnesota, Revenue Bonds, National Marrow Donor Program Project, Series 2010, 5.000%, 8/01/18 (ETM)	No Opt. Call	N/R (4)	$2,839,713

1,240	Minneapolis, Minnesota, Revenue Bonds, National Marrow Donor Program Project, Series 2010, 4.250%, 8/01/20 (Pre-refunded 8/01/18)	8/18 at 100.00	N/R (4)	1,312,652

	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2014A:
2,525	5.000%, 1/01/25	1/24 at 100.00	A+	3,073,506
3,005	5.000%, 1/01/32	1/24 at 100.00	A+	3,510,050

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Bethel University, Refunding Series 2007-6-R:
1,255	5.500%, 5/01/20	5/17 at 100.00	N/R	1,270,587
815	5.500%, 5/01/21	5/17 at 100.00	N/R	825,196

425	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Series 2013A, 4.000%, 1/01/28	1/23 at 100.00	A–	465,796

650	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Olmsted Medical Center Project, Series 2013, 5.000%, 7/01/33	7/23 at 100.00	A–	742,547

	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Refunding Series 2014B:
2,000	5.000%, 5/01/23	No Opt. Call	A1	2,421,680
1,500	5.000%, 5/01/24	No Opt. Call	A1	1,844,625

1,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue Bonds, HealthPartners Obligated Group, Series 2006, 5.250%, 5/15/21 (Pre-refunded 11/15/16)	11/16 at 100.00	Aaa	1,001,750

1,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Allina Health System, Series 2009A-1, 5.000%, 11/15/24	11/19 at 100.00	AA–	1,112,860

475	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1, 5.000%, 8/01/21	1/17 at 100.00	N/R	475,827
22,905	Total Minnesota			25,785,731

	Mississippi – 0.8%

5,370	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	4/17 at 100.00	BBB+	5,561,870

10,000	Mississippi Business Finance Corporation, Revenue Bonds, Mississippi Power Company Project, First Series 2010, 1.625%, 12/01/40 (Mandatory put 1/12/18)	No Opt. Call	BBB+	10,045,000

15,000	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2016A, 5.000%, 9/01/46	9/26 at 100.00	A–	16,732,050

8,860	Mississippi State, General Obligation Bonds, Series 2013B, 5.000%, 12/01/28	12/23 at 100.00	AA	10,798,834
39,230	Total Mississippi			43,137,754

	Missouri – 1.4%

	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeast Missouri Hospital Association, Series 2007:
1,245	5.000%, 6/01/18	6/17 at 100.00	BB+	1,248,573
3,030	5.000%, 6/01/20	6/17 at 100.00	BB+	3,039,726

1,555	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2016A, 6.000%, 3/01/33	3/23 at 103.00	N/R	1,684,765

116	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

	Great Rivers Greenway Metropolitan Park & Recreation District, Missouri, Sales Tax Appropriation Bonds, Gateway Arch Project, Series 2014:
$1,100	3.000%, 12/30/24	12/23 at 100.00	A+	$1,193,016
2,000	4.125%, 12/30/33	12/23 at 100.00	A+	2,163,500

1,000	Grundy County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Wright Memorial Hospital, Series 2009, 5.600%, 9/01/21	9/19 at 100.00	BBB–	1,059,400

505	Kansas City, Missouri, Special Obligation Bonds, East Village Project, Series 2008B, 5.000%, 4/15/22 (Pre-refunded 4/15/18) – AGC Insured	4/18 at 100.00	AA (4)	535,406

2,000	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Independence, Crackerneck Creek Project, Series 2008B, 5.125%, 3/01/22 (Pre-refunded 3/01/18)	3/18 at 100.00	A– (4)	2,114,060

1,130	Missouri Development Finance Board, Research Facility Revenue Bonds, Midwest Research Institute Project, Series 2007, 5.000%, 11/01/16 (ETM)	No Opt. Call	N/R (4)	1,130,000

1,400	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013, 5.250%, 5/01/33	5/23 at 100.00	BBB+	1,556,814

220	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2015B, 4.000%, 5/01/32	11/23 at 100.00	BBB	226,640

1,250	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, SSM Health Care, Series 2014A, 4.000%, 6/01/33	6/24 at 100.00	AA–	1,346,063

1,390	Missouri Health and Educational Facilities Authority, Revenue Bonds, A.T. Still University of Health Sciences, Series 2014, 4.250%, 10/01/32	10/23 at 100.00	A–	1,501,381

430	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2011, 4.400%, 2/01/19	No Opt. Call	BBB+	458,565

	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Iatan 2 Project, Refunding Series 2014A:
1,320	5.000%, 1/01/25	1/24 at 100.00	A2	1,590,970
2,525	5.000%, 1/01/26	1/24 at 100.00	A2	3,015,330
1,000	5.000%, 1/01/32	1/24 at 100.00	A2	1,154,560

4,150	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A, 5.000%, 1/01/23	No Opt. Call	A	4,935,056

4,330	Missouri Joint Municipal Electric Utility Commission, Prairie State Power Project Revenue Bonds, Series 2007A, 5.000%, 1/01/18 (Pre-refunded 1/01/17) – AMBAC Insured	1/17 at 100.00	A2 (4)	4,361,609

	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005:
11,500	5.500%, 7/01/17 – NPFG Insured	No Opt. Call	AA–	11,856,155
17,305	5.500%, 7/01/19 – NPFG Insured	No Opt. Call	AA–	19,242,122

1,200	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2007A, 5.000%, 7/01/25 – AGM Insured	No Opt. Call	AA	1,230,252

7,370	Sikeston, Missouri, Electric System Revenue Refunding Bonds, Series 2012, 5.000%, 6/01/18	No Opt. Call	BBB	7,751,619

385	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A, 5.100%, 11/01/19	1/17 at 100.00	N/R	385,381

1,195	Stoddard County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Southeasthealth, Series 2016B, 6.000%, 3/01/37	3/23 at 103.00	N/R	1,278,746
70,535	Total Missouri			76,059,709

NUVEEN	117

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Montana – 0.5%

$28,165	Forsyth, Rosebud County, Montana, Pollution Control Revenue Refunding Bonds, Northwestern Corporation Colstrip Project, Series 2016, 2.000%, 8/01/23	No Opt. Call	A1	$27,966,437

2,500	Montana Facilities Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Composite Deal Series 2010B, 5.000%, 1/01/24	1/20 at 100.00	AA–	2,787,675
30,665	Total Montana			30,754,112

	Nebraska – 0.7%

1,130	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Immanuel Obligated Group, Refunding Series 2010, 5.125%, 1/01/23	1/20 at 100.00	AA	1,229,271

9,350	Douglas County Hospital Authority 2, Nebraska, Hospital Revenue Bonds, Madonna Rehabilitation Hospital Project, Series 2014, 5.000%, 5/15/44	5/24 at 100.00	BBB+	10,353,816

655	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2008, 5.750%, 11/01/28 (Pre-refunded 11/01/18)	11/18 at 100.00	A– (4)	717,710

665	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2012, 4.000%, 6/15/23	6/22 at 100.00	AA–	754,243

	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2015:
890	5.000%, 12/15/21	No Opt. Call	AA–	1,049,568
370	5.000%, 12/15/22	No Opt. Call	AA–	445,310

	Lancaster County Hospital Authority 1, Nebraska, Health Facilities Revenue Bonds, Immanuel Obligated Group, Refunding Series 2010:
735	4.750%, 1/01/19	No Opt. Call	AA	790,956
1,000	5.125%, 1/01/23	1/20 at 100.00	AA	1,113,320

5,910	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012, 5.000%, 11/01/32	No Opt. Call	A–	6,575,407

	Nebraska Public Power District, General Revenue Bonds, Series 2012A:
1,465	5.000%, 1/01/23	1/22 at 100.00	A+	1,727,762
1,500	5.000%, 1/01/24	1/22 at 100.00	A+	1,767,390
950	5.000%, 1/01/25	1/22 at 100.00	A+	1,117,276

600	Papillion-LaVista School District 27, Sarpy County, Nebraska, General Obligation Bonds, Series 2014, 5.000%, 12/01/22	No Opt. Call	Aa2	724,590

8,000	Public Power Generation Agency, Nebraska, Whelan Energy Center Unit 2 Revenue Bonds, Refunding Series 2016A, 5.000%, 1/01/32	7/26 at 100.00	A2	9,384,960
33,220	Total Nebraska			37,751,579

	Nevada – 3.2%

3,230	Clark County School District, Nevada, General Obligation Bonds, Series 2008A, 5.000%, 6/15/24 (Pre-refunded 6/15/18)	6/18 at 100.00	AA– (4)	3,446,572

	Clark County, Nevada, Airport Revenue Bonds, Jet Aviation Fuel Tax, Refunding Series 2013A:
2,000	5.000%, 7/01/22 (Alternative Minimum Tax)	No Opt. Call	A+	2,328,060
1,025	5.000%, 7/01/23 (Alternative Minimum Tax)	1/23 at 100.00	A+	1,204,826
1,905	5.000%, 7/01/24 (Alternative Minimum Tax)	1/23 at 100.00	A+	2,217,553

21,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	A+	23,854,530

25,495	Clark County, Nevada, General Obligation Bank Bonds, Southern Nevada Water Authority Loan, Series 2008, 5.000%, 6/01/38	No Opt. Call	Aa1	26,992,576

118	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nevada (continued)

$24,505	Clark County, Nevada, General Obligation Bonds, Bond Bank Refunding Series 2016A, 5.000%, 11/01/18	No Opt. Call	Aa1	$26,483,289

	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-18 Inspirada, Refunding Series 2016:
1,750	4.000%, 9/01/32	9/26 at 100.00	N/R	1,783,548
2,275	4.000%, 9/01/35	9/26 at 100.00	N/R	2,269,222

13,125	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2015B, 5.000%, 12/01/26	6/25 at 100.00	Aa1	16,248,094

	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water & Refunding Series 2011C:
1,550	5.000%, 6/01/23	6/21 at 100.00	Aa1	1,806,184
1,000	5.000%, 6/01/24	6/21 at 100.00	Aa1	1,163,340
12,450	5.000%, 6/01/25	6/21 at 100.00	Aa1	14,447,478

	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water Series 2012B:
2,035	5.000%, 6/01/24	6/22 at 100.00	Aa1	2,430,339
1,500	5.000%, 6/01/25	6/22 at 100.00	Aa1	1,783,110
2,000	5.000%, 6/01/26	6/22 at 100.00	Aa1	2,375,620

	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 607 Providence, Refunding Series 2013:
90	4.000%, 6/01/19	No Opt. Call	N/R	93,138
50	4.000%, 6/01/20	No Opt. Call	N/R	52,409
385	5.000%, 6/01/22	No Opt. Call	N/R	423,354

4,665	Nevada State, General Obligation Bonds, Capital Improvement & Cultural Affairs, Refunding Series 2012B, 5.000%, 8/01/22	No Opt. Call	AA+	5,592,215

11,140	Nevada State, General Obligation Bonds, Capital Improvement & Cultural Affairs, Refunding Series 2013D-1, 5.000%, 3/01/22	No Opt. Call	AA+	13,218,167

	Nevada State, Motor Vehicle Fuel Tax Highway Improvement Revenue Bonds, Refunding Series 2016:
5,905	5.000%, 12/01/17	No Opt. Call	AAA	6,177,634
3,100	5.000%, 12/01/18	No Opt. Call	AAA	3,363,841

6,905	Washoe County, Nevada, Gas and Water Facilities Revenue Bonds, Sierra Pacific Power Company, Refunding Series 2016B, 0.000%, 3/01/36	No Opt. Call	A+	7,387,521

	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors Authority, Refunding Series 2011:
2,265	5.000%, 7/01/22	7/21 at 100.00	AA	2,632,655
4,710	5.000%, 7/01/23	7/21 at 100.00	AA	5,490,777

1,510	Washoe County, Nevada, Highway Revenue, Motor Vehicle Fuel Tax Bonds, Series 2013, 5.000%, 2/01/43	2/19 at 100.00	A+	1,625,877
157,570	Total Nevada			176,891,929

	New Hampshire – 0.3%

895	Business Finance Authority of the State of New Hampshire, Water Facility Revenue Bonds, Pennichuck Water Works, Inc. Project ,Series 2015A, 4.250%, 1/01/36 (Alternative Minimum Tax)	1/26 at 100.00	A+	933,646

5,710	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth College, Refunding Series 2009, 5.250%, 6/01/39 (Pre-refunded 6/01/19)	6/19 at 100.00	AA+ (4)	6,331,933

1,840	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Elliot Hospital, Series 2016, 5.000%, 10/01/38 (WI/DD, Settling 11/15/16)	10/26 at 100.00	Baa1	2,059,770

NUVEEN	119

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Hampshire (continued)

$1,500	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Saint Anselm College, Series 2016, 3.500%, 8/01/41 (WI/DD, Settling 11/10/16)	8/26 at 100.00	A3	$1,469,160

3,180	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Southern New Hampshire Medical Center, Series 2016, 3.500%, 10/01/34 (WI/DD, Settling 11/09/16)	10/26 at 100.00	A–	3,127,912

1,000	New Hampshire Health and Education Facilities Authority, Revenue Bonds, The Memorial Hospital, Series 2006, 5.250%, 6/01/21 (Pre-refunded 12/22/16)	12/16 at 100.00	BBB (4)	1,002,940

1,300	New Hampshire Municipal Bond Bank, Non-State Guaranteed Bonds, Refunding Series 2007A, 4.500%, 2/15/20 – NPFG Insured	8/17 at 100.00	AA+	1,335,919
15,425	Total New Hampshire			16,261,280

	New Jersey – 4.6%

8,535	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (Alternative Minimum Tax)	No Opt. Call	BBB–	9,645,404

	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
1,100	5.000%, 6/15/17	No Opt. Call	BBB+	1,121,637
5,155	5.000%, 6/15/19	No Opt. Call	BBB+	5,523,686
5,905	5.000%, 6/15/20	No Opt. Call	BBB+	6,446,666
13,995	5.000%, 6/15/21	No Opt. Call	BBB+	15,535,710
2,465	5.000%, 6/15/22	No Opt. Call	BBB+	2,778,400
1,000	5.000%, 6/15/22	No Opt. Call	AA	1,147,710
7,180	5.000%, 6/15/23	6/22 at 100.00	BBB+	8,057,252
2,965	5.000%, 6/15/24	6/22 at 100.00	BBB+	3,303,692
7,580	5.000%, 6/15/25	6/22 at 100.00	BBB+	8,397,882
4,950	5.000%, 6/15/26	6/22 at 100.00	BBB+	5,457,573
915	4.250%, 6/15/27	6/22 at 100.00	BBB+	954,382
4,625	5.000%, 6/15/28	No Opt. Call	BBB+	5,029,086

	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013:
1,350	5.000%, 1/01/28 (Alternative Minimum Tax)	1/24 at 100.00	BBB	1,538,771
2,215	5.000%, 1/01/31 – AGM Insured (Alternative Minimum Tax)	1/24 at 100.00	AA	2,529,353

25,000	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2015XX, 5.000%, 6/15/27	6/25 at 100.00	A3	28,313,500

2,660	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas Health Obligated Group, Refunding Series 2016A, 5.000%, 7/01/43 (WI/DD, Settling 11/02/16)	7/26 at 100.00	A+	3,058,761

8,800	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Refunding Series 2016, 5.000%, 7/01/41	7/26 at 100.00	BBB–	9,847,464

20,000	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2016A-1&2, 5.000%, 6/15/29 (WI/DD, Settling 11/02/16)	6/18 at 100.00	A+	20,830,400

1,340	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C, 0.000%, 12/15/31 – FGIC Insured	No Opt. Call	AA–	740,028

10,050	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/23	No Opt. Call	A3	11,353,385

3,670	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2011B, 5.500%, 6/15/31	6/21 at 100.00	A3	4,120,382

120	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2012AA:
$20,200	5.000%, 6/15/21	No Opt. Call	A3	$22,316,354
14,000	5.000%, 6/15/22	No Opt. Call	A3	15,629,460

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA:
1,810	5.250%, 6/15/33	6/25 at 100.00	A3	2,031,037
1,850	5.250%, 6/15/34	6/25 at 100.00	A3	2,071,556

5,615	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Chambers Project, Refunding Series 2014A, 5.000%, 12/01/23 (Alternative Minimum Tax)	No Opt. Call	BBB–	6,361,739

	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Bonds, Refunding Series 2012Q:
4,505	3.000%, 1/01/20	No Opt. Call	A3	4,571,719
2,950	3.000%, 1/01/21	No Opt. Call	A3	2,993,926

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
6,140	4.500%, 6/01/23	6/17 at 100.00	Baa3	6,227,249
3,430	4.625%, 6/01/26	6/17 at 100.00	B+	3,446,121
20,695	5.000%, 6/01/29	6/17 at 100.00	B	20,696,863
5,000	4.750%, 6/01/34	6/17 at 100.00	B–	4,817,300
9,550	5.000%, 6/01/41	6/17 at 100.00	B–	8,995,909
237,200	Total New Jersey			255,890,357

	New Mexico – 0.4%

3,990	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Senior Lien Series 2016A, 5.000%, 6/01/20	No Opt. Call	AAA	4,542,296

14,850	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding Sub-Series 2014A, 5.000%, 11/01/39 (Mandatory put 8/01/19)	8/19 at 100.00	Aa3	16,299,509
18,840	Total New Mexico			20,841,805

	New York – 5.4%

	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Refunding Series 2016A:
2,640	5.000%, 7/15/42	1/27 at 100.00	BBB–	3,031,010
6,590	3.000%, 7/15/43 – AGM Insured	1/27 at 100.00	AA	6,233,942

4,060	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.000%, 7/15/30 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+ (4)	4,689,503

	Buffalo and Fort Erie Public Bridge Authority, New York, Toll Bridge System Revenue Bonds, Refunding Series 2014:
300	5.000%, 1/01/24	No Opt. Call	A+	366,300
500	5.000%, 1/01/25	No Opt. Call	A+	617,580

5,125	Dormitory Authority of the State of New York, Revenue Bonds, Marymount Manhattan College, Series 2009, 5.000%, 7/01/24	7/19 at 100.00	Baa2	5,561,906

7,050	Dormitory Authority of the State of New York, State and Local Appropriation Lease Bonds, Upstate Community Colleges, Series 2005A, 5.500%, 7/01/20 – FGIC Insured	No Opt. Call	AA	8,150,646

6,665	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2014A, 5.000%, 2/15/21	No Opt. Call	AAA	7,703,940

NUVEEN	121

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	Dormitory Authority of the State of New York, Third General Resolution Revenue Bonds, State University Educational Facilities Issue, Series 2012A:
$10,000	5.000%, 5/15/24	5/22 at 100.00	AA	$11,916,800
9,230	5.000%, 5/15/25	5/22 at 100.00	AA	10,956,472

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
160	0.000%, 6/01/17 – AGM Insured	No Opt. Call	AA	159,000
110	0.000%, 6/01/22 – AGM Insured	No Opt. Call	AA	100,533
945	0.000%, 6/01/23 – AGM Insured	No Opt. Call	AA	841,078

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006E:
60	5.000%, 12/01/17 (Pre-refunded 12/01/16)	12/16 at 100.00	A– (4)	60,215
85	5.000%, 12/01/18 (Pre-refunded 12/01/16) – NPFG Insured	12/16 at 100.00	AA– (4)	85,305
60	5.000%, 12/01/22 (Pre-refunded 12/01/16)	12/16 at 100.00	A– (4)	60,215

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006E:
1,325	5.000%, 12/01/17 (Pre-refunded 12/01/16)	12/16 at 100.00	N/R (4)	1,329,757
1,560	5.000%, 12/01/18 (Pre-refunded 12/01/16) – NPFG Insured	12/16 at 100.00	AA– (4)	1,565,600
1,000	5.000%, 12/01/22 (Pre-refunded 12/01/16)	12/16 at 100.00	N/R (4)	1,003,590

5,400	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A, 5.000%, 9/01/34	9/24 at 100.00	A–	6,279,714

200	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2009A, 5.000%, 4/01/19 (ETM)	No Opt. Call	A– (4)	219,154

415	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2009A, 6.250%, 4/01/33 (Pre-refunded 4/01/19)	4/19 at 100.00	A– (4)	467,103

	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2009A:
135	5.250%, 4/01/20	4/19 at 100.00	A–	146,945
545	5.250%, 4/01/21	4/19 at 100.00	A–	591,865
1,745	5.500%, 4/01/22	4/19 at 100.00	A–	1,901,003
260	5.000%, 4/01/23	4/19 at 100.00	A–	278,899

90	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2009A, 5.250%, 4/01/20 (Pre-refunded 4/01/19)	4/19 at 100.00	N/R (4)	99,156

1,025	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F, 5.000%, 5/01/17 – NPFG Insured	No Opt. Call	AA–	1,046,392

1,235	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012B, 5.000%, 9/01/26	9/22 at 100.00	A–	1,447,902

	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014B:
655	5.000%, 7/01/30	7/24 at 100.00	BBB+	749,890
2,455	5.000%, 7/01/32	7/24 at 100.00	BBB+	2,780,877

	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014:
1,500	5.000%, 7/01/28	7/24 at 100.00	BBB+	1,744,770
1,000	5.000%, 7/01/29	7/24 at 100.00	BBB+	1,150,070

10,205	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Refunding Fiscal Series 2007C-1, 5.000%, 11/01/16 (ETM)	No Opt. Call	Aa1 (4)	10,205,000

122	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$10,000	New York City, New York, General Obligation Bonds, Fiscal 2003 Series C-A. RMKT, 5.000%, 8/01/19	No Opt. Call	AA	$11,068,700

20,000	New York City, New York, General Obligation Bonds, Fiscal 2015 Series A, 5.000%, 8/01/20	No Opt. Call	AA	22,791,400

15,440	New York City, New York, General Obligation Bonds, Fiscal 2016 Series C, 5.000%, 8/01/19	No Opt. Call	AA	17,090,073

980	New York City, New York, General Obligation Bonds, Fiscal Series 2007C-1, 5.000%, 10/01/18	10/17 at 100.00	AA	1,017,740

20,255	New York City, New York, General Obligation Bonds, Fiscal Series 2007C-1, 5.000%, 10/01/18 (Pre-refunded 10/01/17)	10/17 at 100.00	Aa2 (4)	21,045,553

10,000	New York City, New York, General Obligation Bonds, Refunding Fiscal 2015 Series A, 5.000%, 8/01/17	No Opt. Call	AA	10,324,200

24,315	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2013A, 5.000%, 5/01/19	No Opt. Call	A–	26,697,870

9,115	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2011B, 5.000%, 6/01/18	No Opt. Call	AA	9,694,896

1,535	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2013B, 5.000%, 6/01/21	6/17 at 100.00	AA	1,571,472

	New York Transportation Development Corporation, New York, Special Facility Revenue Refunding Bonds, Terminal One Group Association, L.P. Project, Series 2015:
2,005	5.000%, 1/01/22 (Alternative Minimum Tax)	No Opt. Call	A–	2,337,389
2,065	5.000%, 1/01/23 (Alternative Minimum Tax)	No Opt. Call	A–	2,454,314

	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A:
1,390	5.000%, 7/01/30 (Alternative Minimum Tax)	7/24 at 100.00	BBB	1,564,584
1,785	4.000%, 7/01/31 (Alternative Minimum Tax)	7/24 at 100.00	BBB	1,881,961
2,045	4.000%, 7/01/32 (Alternative Minimum Tax)	7/24 at 100.00	BBB	2,128,518
6,825	4.000%, 7/01/33 (Alternative Minimum Tax)	7/24 at 100.00	BBB	7,087,421
7,315	5.000%, 7/01/34 (Alternative Minimum Tax)	7/24 at 100.00	BBB	8,232,740
14,625	4.000%, 7/01/35 – AGM Insured (Alternative Minimum Tax)	7/24 at 100.00	AA	15,252,413
8,250	5.000%, 7/01/41 (Alternative Minimum Tax)	7/24 at 100.00	BBB	9,037,710
3,355	4.000%, 7/01/41 (Alternative Minimum Tax)	7/24 at 100.00	BBB	3,435,050

1,000	Onondaga Civic Development Corporation, New York, Revenue Bonds, Saint Joseph’s Hospital Health Center Project, Series 2014A, 5.125%, 7/01/31 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (4)	1,109,240

10,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/25	12/23 at 100.00	AA–	12,380,700

795	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	Baa1	922,470

	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014:
2,435	5.000%, 7/01/28	7/24 at 100.00	BBB+	2,814,056
2,695	5.000%, 7/01/29	7/24 at 100.00	BBB+	3,093,456
4,200	5.000%, 7/01/30	7/24 at 100.00	BBB+	4,796,064
2,100	5.000%, 7/01/31	7/24 at 100.00	BBB+	2,387,973
1,335	5.000%, 7/01/32	7/24 at 100.00	BBB+	1,512,208
3,080	5.000%, 7/01/33	7/24 at 100.00	BBB+	3,479,846
273,270	Total New York			300,752,149

NUVEEN	123

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Carolina – 0.9%

	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International, Refunding Series 2014A:
$1,250	5.000%, 7/01/26	7/24 at 100.00	Aa3	$1,526,725
950	5.000%, 7/01/27	7/24 at 100.00	Aa3	1,148,256

610	North Carolina Capital Facilities Finance Agency, Revenue Bonds, The Methodist University, Series 2012, 3.750%, 3/01/24	3/22 at 100.00	BBB	659,087

795	North Carolina Capital Facilities Financing Agency, Educational Facilities Revenue Bond, Meredith College, Series 2008A, 5.250%, 6/01/20	6/18 at 100.00	BBB	838,828

105	North Carolina Capital Facilities Financing Agency, Educational Facilities Revenue Bond, Meredith College, Series 2008A, 5.250%, 6/01/20 (Pre-refunded 6/01/18)	6/18 at 100.00	N/R (4)	112,256

1,700	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Refunding Series 2008A, 5.250%, 1/01/22 (Pre-refunded 1/01/18) – AGC Insured	1/18 at 100.00	AAA	1,784,898

2,055	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2009A, 5.500%, 1/01/26 (Pre-refunded 1/01/19)	1/19 at 100.00	AAA	2,255,712

	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2012B:
5,000	5.000%, 1/01/20 (ETM)	No Opt. Call	AAA	5,617,650
10,005	5.000%, 1/01/21 (ETM)	No Opt. Call	AAA	11,587,491

3,570	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/26 (Pre-refunded 1/01/19)	1/19 at 100.00	AAA	3,873,272

1,430	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/26	1/19 at 100.00	A	1,544,572

1,545	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2015A, 5.000%, 1/01/28	1/26 at 100.00	A	1,902,312

3,000	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2016A, 5.000%, 1/01/29	7/26 at 100.00	A	3,689,610

11,600	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2015C, 5.000%, 1/01/29	1/26 at 100.00	A	14,142,720

200	University of North Carolina, Greensboro, General Revenue Bonds, Series 2014, 4.000%, 4/01/19	No Opt. Call	Aa3	213,670
43,815	Total North Carolina			50,897,059

	North Dakota – 0.3%

	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Series 2014A:
120	5.000%, 7/01/23 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	140,603
1,240	5.000%, 7/01/26 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	1,452,896
2,835	5.000%, 7/01/27 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	3,321,741
1,485	5.000%, 7/01/28 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	1,739,960
1,000	5.000%, 7/01/31 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	1,171,690
2,955	5.000%, 7/01/35 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	3,462,344

2,750	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.250%, 11/01/31	11/21 at 100.00	A+	3,302,035

2,410	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2006, 5.125%, 7/01/20	1/17 at 100.00	BBB–	2,417,929
14,795	Total North Dakota			17,009,198

124	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio – 4.5%

$1,900	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners, Refunding and Improvement Series 2012A, 5.000%, 5/01/33	5/22 at 100.00	AA–	$2,146,848

1,260	Barberton City School District, Summit County, Ohio, General Obligation Bonds, School Improvement Series 2008, 4.750%, 12/01/21 (Pre-refunded 6/01/18)	6/18 at 100.00	AA (4)	1,337,830

135	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-1, 5.000%, 6/01/17	No Opt. Call	Aa1	138,035

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
3,300	5.375%, 6/01/24	6/17 at 100.00	B–	3,260,664
66,805	5.125%, 6/01/24	6/17 at 100.00	B–	63,324,460
1,015	5.875%, 6/01/30	6/17 at 100.00	B–	961,865
785	5.750%, 6/01/34	6/17 at 100.00	B–	735,804

5,450	Cincinnati, Ohio, General Obligation Bonds, Various Purpose, Refunding & Improvement Series 2016A, 4.000%, 12/01/19	No Opt. Call	AA	5,942,571

	Cleveland, Ohio, Airport System Revenue Bonds, Refunding Series 2016A:
1,250	5.000%, 1/01/25 – AGM Insured	No Opt. Call	AA	1,517,575
1,525	5.000%, 1/01/28 – AGM Insured	1/25 at 100.00	AA	1,814,918
2,230	5.000%, 1/01/29 – AGM Insured	1/25 at 100.00	AA	2,625,022
2,000	5.000%, 1/01/30 – AGM Insured	1/25 at 100.00	AA	2,336,640
1,000	5.000%, 1/01/31 – AGM Insured	1/25 at 100.00	AA	1,162,750

3,240	Cleveland, Ohio, Airport System Revenue Bonds, Series 2009C, 5.000%, 1/01/21 – AGM Insured	1/19 at 100.00	AA	3,470,720

	Cleveland, Ohio, General Obligation Bonds, Series 2011:
1,700	5.000%, 12/01/22 (Pre-refunded 12/01/19)	12/19 at 100.00	AA (4)	1,906,958
1,780	5.000%, 12/01/23 (Pre-refunded 12/01/19)	12/19 at 100.00	AA (4)	1,996,697

18,950	Columbus, Ohio, Sewerage System Revenue Bonds, Series 2008A, 5.000%, 6/01/26 (Pre-refunded 12/01/17)	12/17 at 100.00	AA+ (4)	19,822,837

470	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C, 5.500%, 8/15/24	8/18 at 100.00	A3	505,429

2,435	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C, 5.500%, 8/15/24 (Pre-refunded 8/15/18)	8/18 at 100.00	N/A (4)	2,636,472

1,095	Mason City School District, Warren and Butler Counties, Ohio, General Obligation Bonds, Refunding Series 2007, 4.375%, 12/01/19 – AGM Insured	12/16 at 100.00	Aa1	1,098,395

7,450	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/27	2/23 at 100.00	BB+	8,163,636

	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C:
775	4.000%, 10/01/18	No Opt. Call	A1	812,967
870	4.000%, 10/01/19	No Opt. Call	A1	932,083
1,150	4.000%, 10/01/20	No Opt. Call	A1	1,250,936
1,205	5.000%, 10/01/21	No Opt. Call	A1	1,383,810
965	5.000%, 10/01/22	No Opt. Call	A1	1,129,735

3,295	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23 (Mandatory put 3/01/19)	No Opt. Call	CCC+	3,016,704

10,780	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009C, 5.625%, 6/01/18	No Opt. Call	BB–	11,005,518

NUVEEN	125

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$18,030	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (Mandatory put 12/03/18)	No Opt. Call	CCC+	$16,840,381

2,420	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2006B, 3.625%, 12/01/33 (Mandatory put 6/01/20)	No Opt. Call	CCC+	2,096,615

7,500	Ohio State, General Obligation Bonds, Highway Capital Improvement Series 2012Q, 5.000%, 5/01/21	No Opt. Call	AAA	8,766,450

6,960	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2011B, 4.000%, 9/15/21	No Opt. Call	AA+	7,872,804

24,230	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2014A, 5.000%, 9/15/19	No Opt. Call	AA+	27,001,912

8,160	Ohio State, General Obligation Bonds, Refunding Higher Education Series 2012C, 5.000%, 8/01/21	No Opt. Call	AA+	9,603,096

5,170	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc., Refunding Series 2016A, 5.000%, 1/15/41	1/26 at 100.00	A	5,980,346

7,865	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34 (Mandatory put 7/01/21)	No Opt. Call	CCC+	6,637,824

12,000	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Series 2014, 5.000%, 6/01/21	No Opt. Call	AAA	14,059,680

500	Richland County, Ohio, General Obligation Bonds, Correctional Facilities Improvement Refunding Series 2008, 5.875%, 12/01/24 (Pre-refunded 12/01/18) – AGC Insured	12/18 at 100.00	A2 (4)	551,860

805	Richland County, Ohio, Hospital Revenue Bonds, MidCentral Health System Group, Series 2006, 5.000%, 11/15/16 (ETM)	No Opt. Call	N/R (4)	806,352

2,935	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015, 5.375%, 3/01/27	3/25 at 100.00	N/R	3,044,476
241,390	Total Ohio			249,699,675

	Oklahoma – 1.4%

	Canadian County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Mustang Public Schools Project, Series 2012:
2,290	4.500%, 9/01/21	No Opt. Call	A+	2,586,624
2,810	4.000%, 9/01/22	9/21 at 100.00	A+	3,078,046
1,415	4.000%, 9/01/23	9/21 at 100.00	A+	1,540,638

	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Moore Public Schools Project, Series 2016:
2,940	5.000%, 6/01/21	No Opt. Call	A+	3,406,578
7,445	5.000%, 6/01/22	No Opt. Call	A+	8,753,012
3,005	5.000%, 6/01/23	No Opt. Call	A+	3,631,062

	Garfield County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Enid Public Schools Project, Series 2016A:
3,165	5.000%, 9/01/30	9/26 at 100.00	A	3,774,801
3,145	5.000%, 9/01/31	9/26 at 100.00	A	3,732,077

126	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oklahoma (continued)

	Pontotoc County Educational Facilities Authority, Oklahoma, Facilities Lease Revenue Bonds, Ada Public Schools Project, Series 2014:
$750	5.000%, 9/01/22	No Opt. Call	A–	$874,478
500	3.000%, 9/01/23	No Opt. Call	A–	526,645
600	5.000%, 9/01/24	No Opt. Call	A–	716,442
1,505	5.000%, 9/01/25	No Opt. Call	A–	1,815,181

	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2013A:
3,150	5.625%, 6/01/38 – BAM Insured (Alternative Minimum Tax)	6/23 at 100.00	AA	3,698,100
3,000	5.625%, 6/01/43 – BAM Insured (Alternative Minimum Tax)	6/23 at 100.00	AA	3,512,130

	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2016:
3,350	5.000%, 9/01/25	9/23 at 100.00	AA–	3,976,249
10,675	5.000%, 9/01/26	9/23 at 100.00	AA–	12,718,088

	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Jenks Public Schools Project, Series 2015:
6,150	5.000%, 9/01/25	No Opt. Call	AA–	7,606,935
7,845	5.000%, 9/01/26	9/25 at 100.00	AA–	9,618,284
63,740	Total Oklahoma			75,565,370

	Oregon – 0.7%

4,145	Clackamas Community College District, Oregon, General Obligation Bonds, Series 2007, 5.000%, 6/15/20 – FGIC Insured	No Opt. Call	AA	4,697,446

7,500	Oregon Department of Administrative Services, State Lottery Revenue Bonds, Refunding Series 2015D, 5.000%, 4/01/21	No Opt. Call	AAA	8,748,750

3,390	Oregon Facilities Authority, Revenue Bonds, Samaritan Health Services, Refunding Series 2016A, 5.000%, 10/01/46 (WI/DD, Settling 11/16/16)	10/26 at 100.00	BBB+	3,806,834

4,000	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Senior Lien Series 2009A, 5.000%, 11/15/22 (Pre-refunded 5/15/19)	5/19 at 100.00	AAA	4,406,760

11,120	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Senior Lien Series 2013A, 5.000%, 11/15/38	11/23 at 100.00	AAA	13,389,147

	Salem Hospital Facility Authority, Oregon, Revenue Bonds, Salem Hospital Project, Refunding Series 2016A:
3,425	5.000%, 5/15/32 (WI/DD, Settling 11/01/16)	5/26 at 100.00	A+	4,000,366
1,925	5.000%, 5/15/33 (WI/DD, Settling 11/01/16)	5/26 at 100.00	A+	2,241,432
35,505	Total Oregon			41,290,735

	Pennsylvania – 4.3%

2,245	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center System, Series 2008B, 5.000%, 6/15/18	No Opt. Call	Aa3	2,391,913

1,000	Allegheny County, Pennsylvania, General Obligation Bonds, Series C69-C70 of 2012, 5.000%, 12/01/25	12/22 at 100.00	AA–	1,173,670

	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B:
3,200	3.500%, 12/01/35 (Mandatory put 6/01/20)	No Opt. Call	CCC+	2,752,416
20,815	2.500%, 12/01/41 (Mandatory put 6/01/17)	No Opt. Call	BB+	20,517,970

1,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35 (Mandatory put 4/02/18)	No Opt. Call	BB+	946,130

NUVEEN	127

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$1,315	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2009, 4.125%, 8/01/20 (Pre-refunded 8/01/19)	8/19 at 100.00	Aa2 (4)	$1,427,170

	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann College, Series 2008:
535	5.250%, 10/01/20 (Pre-refunded 10/01/18)	10/18 at 100.00	BBB (4)	579,389
565	5.375%, 10/01/21 (Pre-refunded 10/01/18)	10/18 at 100.00	BBB (4)	613,217

	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann University, Series 2010:
1,000	5.000%, 10/01/21	10/20 at 100.00	BBB	1,102,720
1,050	5.000%, 10/01/25	10/20 at 100.00	BBB	1,137,738

	Indiana County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Indiana Regional Medical Center, Series 2014A:
180	4.000%, 6/01/17	No Opt. Call	Ba1	180,059
200	4.000%, 6/01/19	No Opt. Call	Ba1	206,918
410	5.000%, 6/01/22	No Opt. Call	Ba1	458,089
790	5.000%, 6/01/24	6/23 at 100.00	Ba1	888,150
500	5.000%, 6/01/25	6/23 at 100.00	Ba1	558,565
370	5.125%, 6/01/26	6/23 at 100.00	Ba1	415,118
460	5.375%, 6/01/28	6/23 at 100.00	Ba1	514,464

3,760	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2016A, 0.900%, 9/01/29 (Mandatory put 9/01/17)	No Opt. Call	A1	3,759,135

6,440	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2016B, 0.900%, 2/15/27 (Mandatory put 8/15/17)	No Opt. Call	A1	6,440,000

3,140	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2009, 7.750%, 12/15/27	12/19 at 100.00	N/R	3,344,131

1,300	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2007, 5.000%, 1/01/27 (Pre-refunded 1/01/17)	1/17 at 100.00	A– (4)	1,309,295

5,900	Montgomery County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, PECO Energy Company Project, Refunding Series 1996A, 2.600%, 3/01/34 (Mandatory put 9/01/20)	No Opt. Call	BBB	6,012,395

7,355	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor., Series 2005A, 0.000%, 12/01/40	No Opt. Call	B	6,380,904

3,000	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor., Series 2006A, 2.550%, 11/01/41 (Mandatory put 12/03/18)	No Opt. Call	B	2,744,100

2,985	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23 (Pre-refunded 10/15/19)	10/19 at 100.00	N/R (4)	3,358,931

	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Junior Guaranteed Series 2013B:
1,975	5.500%, 1/01/25	1/24 at 100.00	AA	2,440,271
2,265	5.500%, 1/01/26	1/24 at 100.00	AA	2,790,072
2,260	5.500%, 1/01/27	1/24 at 100.00	AA	2,767,031

	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Junior Insured Series 2013C:
500	5.500%, 1/01/25 – AGM Insured	No Opt. Call	AA	617,790
1,095	5.500%, 1/01/26 – AGM Insured	1/24 at 100.00	AA	1,348,843
2,505	5.500%, 1/01/28 – AGM Insured	1/24 at 100.00	AA	3,050,238
2,050	5.500%, 1/01/29 – AGM Insured	1/24 at 100.00	AA	2,481,074
1,255	5.500%, 1/01/31 – AGM Insured	1/24 at 100.00	AA	1,503,314

128	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

	Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue Bonds, Series 2012B:
$2,275	5.000%, 1/01/21	1/19 at 100.00	Aaa	$2,470,036
9,575	5.000%, 7/01/21	1/18 at 100.00	Aaa	10,038,622
7,800	5.000%, 1/01/22	7/17 at 100.00	Aaa	8,021,598
8,625	5.000%, 7/01/22	1/17 at 100.00	Aaa	8,714,010

7,500	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2016-121, 2.800%, 10/01/31	10/25 at 100.00	AA+	7,400,625

8,410	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 (Pre-refunded 12/01/16) – AGM Insured	12/16 at 100.00	AA (4)	8,434,557

2,000	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue Bonds, Series 2014A, 0.000%, 12/01/34 (7)	No Opt. Call	AA–	1,808,140

16,080	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38 (7)	12/27 at 100.00	A–	19,893,050

	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Second Series 2016B-2:
5,875	5.000%, 6/01/25	No Opt. Call	A3	7,128,784
12,580	5.000%, 6/01/29	6/26 at 100.00	A3	14,867,799
11,420	5.000%, 6/01/33	6/26 at 100.00	A3	13,186,331

12,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015A-1, 5.000%, 12/01/24	No Opt. Call	A1	14,775,000

1,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2016A-1, 5.000%, 12/01/29	6/26 at 100.00	A1	1,194,360

7,445	Philadelphia Authority For Industrial Development, Pennsylvania, Revenue Bonds, Cultural and Commercial Corridors Program, Refunding Series 2016A, 5.000%, 12/01/29	12/25 at 100.00	A+	8,727,029

3,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Ninth Series, 2010, 5.000%, 8/01/30 (Pre-refunded 8/01/20)	8/20 at 100.00	A (4)	3,429,810

11,050	Sayre Healthcare Facility Authority, Pennsylvania, Revenue Bonds, Guthrie Healthcare System, Series 2007, 1.344%, 12/01/24	12/17 at 100.00	AA–	10,932,207

2,355	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, University Revenue Bonds, Marywood University, Series 2016, 3.375%, 6/01/26	No Opt. Call	N/R	2,301,118

	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2013:
1,400	5.000%, 12/01/19	No Opt. Call	BBB	1,543,584
730	5.000%, 12/01/20	No Opt. Call	BBB	822,119
1,105	5.000%, 12/01/21	No Opt. Call	BBB	1,263,203
1,625	5.000%, 12/01/22	No Opt. Call	BBB	1,887,811
1,705	5.000%, 12/01/23	6/23 at 100.00	BBB	1,984,995
1,795	5.000%, 12/01/24	6/23 at 100.00	BBB	2,069,815

50	Trinity Area School District, Washington County, Pennsylvania, General Obligation Bonds, Series 2012, 4.000%, 11/01/19 – AGM Insured	No Opt. Call	A2	53,949

45	Trinity Area School District, Washington County, Pennsylvania, General Obligation Bonds, Series 2012, 4.000%, 11/01/19 – AGM Insured (ETM)	No Opt. Call	A2 (4)	48,996
220,865	Total Pennsylvania			239,208,768

NUVEEN	129

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Rhode Island – 0.2%

$4,340	Rhode Island Health and Educational Building Corporation, Revenue Bonds, Care New England Health System, Series 2013A, 5.500%, 9/01/28 (Pre-refunded 9/01/23)	9/23 at 100.00	BBB– (4)	$5,427,647

54,795	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 0.000%, 6/01/52	6/17 at 12.63	CCC+	5,171,004
59,135	Total Rhode Island			10,598,651

	South Carolina – 1.1%

2,015	Anderson County School District 5, South Carolina, General Obligation Bonds, Refunding Series 2016, 5.000%, 3/01/20	No Opt. Call	Aa1	2,274,089

12,700	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2006, 5.000%, 12/01/24 (Pre-refunded 12/01/16)	12/16 at 100.00	AA (4)	12,745,339

5,770	Greenville Hospital System Board of Trustees, South Carolina, Hospital Revenue Bonds, Series 2014B, 5.000%, 5/01/34	5/24 at 100.00	AA–	6,606,592

	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Bon Secours Health System Obligated Group, Series 2012:
1,850	5.000%, 11/01/20	No Opt. Call	A2	2,116,863
7,500	5.000%, 11/01/27	11/22 at 100.00	A2	8,796,975
1,225	5.000%, 11/01/29	11/22 at 100.00	A2	1,422,286

	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, FMU Student Housing LLC – Francis Marion University Project, Series 2014A:
1,910	5.000%, 8/01/27	8/24 at 100.00	Baa3	2,143,784
3,925	5.000%, 8/01/32	No Opt. Call	Baa3	4,306,549

1,000	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding & Improvement Series 2009, 5.000%, 8/01/18	No Opt. Call	BBB+	1,063,700

	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2016A:
2,095	5.000%, 12/01/27	6/26 at 100.00	AA–	2,586,068
3,000	5.000%, 12/01/28	6/26 at 100.00	AA–	3,679,530
7,000	5.000%, 12/01/29	6/26 at 100.00	AA–	8,518,440
2,750	5.000%, 12/01/30	6/26 at 100.00	AA–	3,329,975
1,835	5.000%, 12/01/31	6/26 at 100.00	AA–	2,209,872

500	Spartanburg Regional Health Services District Inc., South Carolina, Hospital Revenue Bonds, Refunding Series 2008D, 5.250%, 4/15/20	4/18 at 100.00	AA	530,800

1,450	Spartanburg Regional Health Services District, Inc., South Carolina, Hospital Revenue Refunding Bonds, Series 2012A, 5.000%, 4/15/32	4/22 at 100.00	A+	1,627,103
56,525	Total South Carolina			63,957,965

	South Dakota – 0.2%

	South Dakota Building Authority, Revenue Bonds, Series 2013B:
525	5.000%, 6/01/22	No Opt. Call	AA+	627,123
1,000	5.000%, 6/01/24	6/23 at 100.00	AA+	1,211,230

1,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2007, 5.000%, 11/01/19 (Pre-refunded 5/01/17)	5/17 at 100.00	A+ (4)	1,021,600

1,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2009, 5.000%, 11/01/24	11/19 at 100.00	A+	1,104,570

4,125	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2014B, 5.000%, 11/01/34	11/24 at 100.00	A+	4,722,094

130	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	South Dakota (continued)

$1,500	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Vocational Education Program, Series 2008, 5.125%, 8/01/28 (Pre-refunded 8/01/18) – AGC Insured	8/18 at 100.00	AA+ (4)	$1,609,815
9,150	Total South Dakota			10,296,432

	Tennessee – 1.2%

2,265	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2008D, 6.125%, 10/01/28	10/18 at 100.00	A–	2,467,446

2,265	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2014A, 5.000%, 10/01/28	10/24 at 100.00	BBB+	2,616,573

3,460	Claiborne County, Tennessee, Industrial Development Board, Revenue Refunding Bonds, Lincoln Memorial University Project, Series 2009, 6.125%, 10/01/29	10/19 at 100.00	N/R	3,679,987

985	Jackson, Tennessee, Hospital Revenue Bonds, Jackson-Madison County General Hospital Project, Refunding & Improvement Series 2008, 5.250%, 4/01/23	4/18 at 100.00	A+	1,042,623

2,665	Jackson, Tennessee, Hospital Revenue Bonds, Jackson-Madison County General Hospital Project, Refunding & Improvement Series 2008, 5.250%, 4/01/23 (Pre-refunded 4/01/18)	4/18 at 100.00	N/R (4)	2,830,736

5,000	Knox County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, University Health System, Inc., Series 2007, 5.250%, 4/01/27	4/17 at 100.00	BBB+	5,063,750

	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Covenant Health, Refunding Series 2012A:
1,400	4.000%, 1/01/22	No Opt. Call	A	1,564,850
3,180	5.000%, 1/01/23	No Opt. Call	A	3,784,645
1,300	4.000%, 1/01/23	No Opt. Call	A	1,471,470
1,770	5.000%, 1/01/24	No Opt. Call	A	2,098,583

	Memphis and Shelby County Port Commission, Tennessee, Port Development Revenue Bonds, Series 2011:
1,480	5.250%, 4/01/23	4/21 at 100.00	AA–	1,702,814
1,560	5.250%, 4/01/24	4/21 at 100.00	AA–	1,790,552
1,240	5.250%, 4/01/25	4/21 at 100.00	AA–	1,423,260

3,175	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Refunding Series 2007C, 5.000%, 11/01/17 – NPFG Insured	No Opt. Call	AA–	3,301,683

4,430	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Refunding Series 2009A, 5.125%, 11/01/24	11/19 at 100.00	AA–	4,902,814

	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Refunding Series 2009B:
1,000	5.500%, 11/01/20	11/19 at 100.00	AA–	1,123,340
1,860	5.250%, 11/01/25	11/19 at 100.00	AA–	2,068,785

8,255	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A, 5.000%, 7/01/35	7/26 at 100.00	A3	9,703,175

11,960	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/20	No Opt. Call	A	13,571,849
59,250	Total Tennessee			66,208,935

	Texas – 7.8%

3,370	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Senior Lien Series 2013A, 5.000%, 1/01/33	1/23 at 100.00	BBB+	3,776,961

NUVEEN	131

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$3,380	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.250%, 1/01/46 (Pre-refunded 1/01/21)	1/21 at 100.00	BBB+ (4)	$4,067,796

	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A:
1,945	5.000%, 1/01/32	7/25 at 100.00	BBB+	2,238,248
1,390	5.000%, 1/01/33	7/25 at 100.00	BBB+	1,592,732
1,165	5.000%, 1/01/34	7/25 at 100.00	BBB+	1,331,106

	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2016:
2,000	5.000%, 1/01/33	1/26 at 100.00	BBB+	2,306,280
2,000	5.000%, 1/01/34	1/26 at 100.00	BBB+	2,299,400
1,650	5.000%, 1/01/35	1/26 at 100.00	BBB+	1,892,748
1,625	5.000%, 1/01/36	1/26 at 100.00	BBB+	1,859,894

1,250	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2012, 3.750%, 8/15/22	No Opt. Call	BBB	1,329,988

8,000	Conroe Independent School District, Montgomery County, Texas, General Obligation Bonds, Refunding School Building Series 2012, 5.000%, 2/15/26	2/21 at 100.00	AAA	9,258,880

1,180	Corinth, Texas, Certificates of Obligation, Series 2007, 4.500%, 2/15/19 – NPFG Insured	2/17 at 100.00	AA	1,191,977

5,715	Dallas County Utility and Reclamation District, Texas, General Obligation Bonds, Refunding Series 2005A, 5.150%, 2/15/22 (Pre-refunded 2/15/17) – AMBAC Insured	2/17 at 100.00	A (4)	5,788,266

975	Dallas, Texas, General Obligation Bonds, Refunding & Improvements Series 2007, 4.500%, 2/15/27 – NPFG Insured	2/17 at 100.00	AA	984,838

	Dallas, Texas, General Obligation Bonds, Refunding & Improvements Series 2007:
5	4.500%, 2/15/27 (Pre-refunded 2/15/17)	2/17 at 100.00	AA– (4)	5,054
4,225	4.500%, 2/15/27 (Pre-refunded 2/15/17) – NPFG Insured	2/17 at 100.00	AA– (4)	4,270,757

2,440	El Paso County, Texas, General Obligation Bonds, Refunding Series 2007, 5.000%, 2/15/18 – NPFG Insured (ETM)	No Opt. Call	AA (4)	2,571,199

1,120	Elgin Independent School District, Bastrop County, Texas, General Obligation Bonds, School Building Series 2007, 4.375%, 8/01/19	8/17 at 100.00	AAA	1,147,776

2,000	Fort Bend Independent School District, Fort Bend County, Texas, General Obligation Bonds, School Building Series 2009, 4.550%, 2/15/25	8/19 at 100.00	AA+	2,177,740

875	Giddings Independent School District, Fayette, Lee, and Washington Counties, Texas, General Obligation Bonds, School Building Series 2007A, 4.250%, 2/15/19	2/17 at 100.00	Aaa	883,120

7,400	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 4/01/53	10/23 at 100.00	AA+	8,575,860

635	Grand Prairie Independent School District, Dallas County, Texas, General Obligation Bonds, Series 2007A, 4.500%, 2/15/18 (Pre-refunded 2/15/17)	2/17 at 100.00	AAA	641,877

	Hale Center Education Facilities Corporation, Texas, Revenue Bonds, Wayland Baptist University Project, Improvement and Refunding Series 2010:
875	4.000%, 3/01/21	No Opt. Call	A–	957,198
500	4.000%, 3/01/22	3/21 at 100.00	A–	544,530
800	4.000%, 3/01/23	3/21 at 100.00	A–	867,944
440	4.250%, 3/01/25	3/21 at 100.00	A–	476,740

1,820	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Refunding Series 2013A, 5.000%, 12/01/23	No Opt. Call	A+	2,182,271

132	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2014A:
$3,165	5.000%, 12/01/26	12/24 at 100.00	A+	$3,865,509
3,735	5.000%, 12/01/27	12/24 at 100.00	A+	4,536,568
3,000	5.000%, 12/01/28	12/24 at 100.00	A+	3,614,760
6,115	5.000%, 12/01/29	12/24 at 100.00	A+	7,330,968

5,000	Harris County Flood Control District, Texas, General Obligation Bonds, Refunding Contract Tax Series 2014A, 5.000%, 10/01/25	10/24 at 100.00	Aaa	6,183,900

1,950	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2008B, 7.125%, 12/01/31 (Pre-refunded 12/01/18)	12/18 at 100.00	N/R (4)	2,200,751

6,845	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, St. Luke’s Episcopal Hospital, Series 1991A, 6.750%, 2/15/21 (ETM)	1/17 at 100.00	AA+ (4)	7,357,759

	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Series 2009A:
5,120	5.000%, 11/01/22 (Pre-refunded 11/01/19)	11/19 at 100.00	AA+ (4)	5,717,606
5,385	5.000%, 11/01/23 (Pre-refunded 11/01/19)	11/19 at 100.00	AA+ (4)	6,013,537
5,660	5.000%, 11/01/24 (Pre-refunded 11/01/19)	11/19 at 100.00	AA+ (4)	6,320,635

2,320	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Tender Option Bond Trust 2016-XG0054, 12.266%, 11/01/41 (IF) (5)	11/21 at 100.00	AA+	3,387,780

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien Series 2014C:
285	5.000%, 11/15/22	No Opt. Call	A3	333,741
425	5.000%, 11/15/23	No Opt. Call	A3	505,869

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series 2014A:
4,795	5.000%, 11/15/24 – AGM Insured	No Opt. Call	AA	5,912,379
4,460	5.000%, 11/15/25 – AGM Insured	11/24 at 100.00	AA	5,431,477
4,095	5.000%, 11/15/26 – AGM Insured	11/24 at 100.00	AA	4,948,603
11,525	5.000%, 11/15/27 – AGM Insured	11/24 at 100.00	AA	13,862,616

	Harrison County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Health System, Refunding Series 2010:
2,270	5.000%, 7/01/19	No Opt. Call	B–	2,368,223
2,380	5.000%, 7/01/20	No Opt. Call	B–	2,511,376

1,955	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29 (Alternative Minimum Tax)	7/24 at 100.00	BB–	2,191,770

	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011B:
905	5.250%, 9/01/24	1/17 at 100.00	A2	908,466
985	5.250%, 9/01/25	1/17 at 100.00	A2	988,645
610	5.250%, 9/01/26	1/17 at 100.00	A2	612,190

	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B:
8,000	0.000%, 9/01/22 – AMBAC Insured	No Opt. Call	A2	6,968,000
3,815	0.000%, 9/01/23 – AMBAC Insured	No Opt. Call	A2	3,217,495

NUVEEN	133

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2011B:
$1,900	5.000%, 7/01/25	7/21 at 100.00	A+	$2,196,305
2,025	5.000%, 7/01/26	7/21 at 100.00	A+	2,340,799

	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2012B:
18,675	5.000%, 7/01/31	7/22 at 100.00	A+	21,542,733
5,000	5.000%, 7/01/32	7/22 at 100.00	A+	5,747,650

715	Howard County Junior College District, Texas, General Obligation Bonds, Series 2007, 4.250%, 2/15/18 (Pre-refunded 2/15/17) – AMBAC Insured	2/17 at 100.00	AA– (4)	722,357

2,000	Laredo Community College District, Webb County, Texas, General Obligation Bonds, Series 2014, 5.000%, 8/01/32	8/24 at 100.00	AA–	2,341,000

	League City, Texas, Waterworks and Sewer System Revenue Bonds, Series 2008:
1,245	4.000%, 2/15/18 (Pre-refunded 2/15/17) – AGM Insured	2/17 at 100.00	AA (4)	1,256,840
1,315	4.375%, 2/15/23 (Pre-refunded 2/15/17) – AGM Insured	2/17 at 100.00	AA (4)	1,329,044

	Love Field Airport Modernization Corporation, Texas, General Airport Revenue Bonds Series 2015:
1,000	5.000%, 11/01/26 (Alternative Minimum Tax)	11/25 at 100.00	A1	1,210,520
2,025	5.000%, 11/01/27 (Alternative Minimum Tax)	11/25 at 100.00	A1	2,425,910
1,570	5.000%, 11/01/28 (Alternative Minimum Tax)	11/25 at 100.00	A1	1,864,595
2,000	5.000%, 11/01/29 (Alternative Minimum Tax)	11/25 at 100.00	A1	2,361,560
2,000	5.000%, 11/01/30 (Alternative Minimum Tax)	11/25 at 100.00	A1	2,349,940

2,200	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	Baa1	2,455,508

510	Lubbock Educational Facilities Authority, Texas, Revenue Bonds, Lubbock Christian University, Refunding & Improvement Series 2007, 5.000%, 11/01/16 (ETM)	No Opt. Call	N/R (4)	510,000

	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
3,045	5.000%, 12/01/25	No Opt. Call	Ba2	3,338,325
2,720	5.250%, 12/01/28	12/25 at 100.00	Ba2	3,093,238

1,310	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Series 2016B, 5.750%, 10/01/31 (Alternative Minimum Tax)	10/18 at 103.00	BB–	1,384,853

	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children’s Medical Center Dallas Project, Series 2012:
4,340	5.000%, 8/15/24	8/22 at 100.00	Aa2	5,155,703
4,710	5.000%, 8/15/25	8/22 at 100.00	Aa2	5,556,387
3,920	5.000%, 8/15/26	8/22 at 100.00	Aa2	4,585,498
7,025	5.000%, 8/15/27	8/22 at 100.00	Aa2	8,198,105

	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible Capital Appreciation Series 2011C:
2,370	0.000%, 9/01/43 (7)	9/31 at 100.00	AA+	2,480,466
9,130	0.000%, 9/01/45 (7)	9/31 at 100.00	AA+	10,374,236

	North Texas Tollway Authority, Special Projects System Revenue Bonds, Current Interest Series 2011D:
8,655	5.250%, 9/01/25	9/21 at 100.00	AA+	10,249,857
5,005	5.250%, 9/01/26	9/21 at 100.00	AA+	5,927,271

305	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008A, 6.000%, 1/01/24	1/18 at 100.00	A1	320,479

2,205	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008A, 6.000%, 1/01/24 (Pre-refunded 1/01/18)	1/18 at 100.00	N/R (4)	2,337,454

134	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2016A:
$11,500	5.000%, 1/01/30	1/26 at 100.00	A1	$13,841,860
6,450	5.000%, 1/01/31	1/26 at 100.00	A1	7,722,585

1,000	Plano Independent School District, Collin County, Texas, General Obligation Bonds, Series 2008A, 5.000%, 2/15/25 (Pre-refunded 2/15/18)	2/18 at 100.00	Aaa	1,053,900

875	San Angelo, Texas, Certificates of Obligation Bonds, Tom Green County Series 2007A, 4.400%, 2/15/19 – NPFG Insured	2/17 at 100.00	AA+	883,873

565	San Antonio, Texas, Electric and Gas System Revenue Bonds, Refunding Series 1992, 5.000%, 2/01/17 (ETM)	No Opt. Call	AA+ (4)	571,074

575	San Leanna Education Facilities Corporation, Texas, Higher Education Revenue Bonds, Saint Edward’s University Project, Series 2007, 5.000%, 6/01/19	6/17 at 100.00	BBB+	586,805

870	Sunnyvale School District, Texas, General Obligation Bonds, School Building Series 2007, 4.400%, 2/15/20	2/17 at 100.00	AAA	878,822

4,830	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Baylor Health Care System, Series 2011A, 5.000%, 11/15/30	11/21 at 100.00	AA–	5,464,276

1,285	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Hendrick Medical Center, Refunding Series 2013, 5.125%, 9/01/33	9/23 at 100.00	A	1,464,874

5,030	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources, Refunding Series 2007A, 5.000%, 2/15/19 (Pre-refunded 2/15/17)	2/17 at 100.00	AA (4)	5,092,473

2,210	Teague Independent School District, Freestone County, Texas, Unlimited Tax General Obligation Bonds, School Building Series 2008, 5.000%, 2/15/19	2/18 at 100.00	AAA	2,327,152

5,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/21	No Opt. Call	A3	5,742,500

4,750	Texas Private Activity Bond Surface Transpiration Corporation, Senior Lien Revenue Bonds, Blueridge Transportation Group, LLC SH 288 Toll Lanes Project, Series 2016, 5.000%, 12/31/40 (Alternative Minimum Tax)	12/25 at 100.00	Baa3	5,334,108

2,095	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Series 2007, 5.000%, 4/01/17	No Opt. Call	AAA	2,133,213

3,250	Texas State, General Obligation Bonds, Transportation Commission Mobility Fund, Refunding Series 2014A, 5.000%, 10/01/22	No Opt. Call	AAA	3,930,063

	Texas State, General Obligation Bonds, Transportation Commission Mobility Fund, Series 2008:
1,660	5.000%, 4/01/25 (Pre-refunded 4/01/18)	4/18 at 100.00	AAA	1,757,525
16,905	5.000%, 4/01/25 (Pre-refunded 4/01/18)	4/18 at 100.00	AAA	17,898,169

1,500	Texas State, General Obligation Bonds, Water Financial Assistance, Refunding Series 2007A, 5.000%, 8/01/17	No Opt. Call	AAA	1,548,870

7,580	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2015B, 5.000%, 8/15/37	8/24 at 100.00	A–	8,722,230

16,250	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier Refunding Series 2015C, 5.000%, 8/15/31	8/24 at 100.00	BBB+	18,809,538

	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007:
5,000	5.250%, 7/01/26 (Pre-refunded 7/01/17)	7/17 at 100.00	A3 (4)	5,151,150
11,300	5.250%, 7/01/28 (Pre-refunded 7/01/17)	7/17 at 100.00	A3 (4)	11,641,599

NUVEEN	135

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Val Verde County, Texas, Pass-Through Toll Revenue and Limited Tax Bonds, Series 2011:
$2,675	3.500%, 8/15/18	No Opt. Call	A	$2,761,242
2,900	4.000%, 8/15/19	No Opt. Call	A	3,074,986
3,015	4.000%, 8/15/20	No Opt. Call	A	3,235,336
3,135	4.000%, 8/15/21	No Opt. Call	A	3,402,729

500	Victoria Independent School District, Victoria County, Texas, General Obligation Bonds, School Building Series 2007, 5.000%, 2/15/18 (Pre-refunded 2/15/17)	2/17 at 100.00	AAA	506,225

1,000	Victoria, Texas, Utility System Revenue Refunding Bonds, Series 2007, 4.400%, 12/01/19 – AMBAC Insured	12/17 at 100.00	AA–	1,036,280

8,830	Williamson County, Texas, General Obligation Bonds, Limited Tax Refunding Series 2012, 5.000%, 2/15/26	2/22 at 100.00	AAA	10,469,643
385,035	Total Texas			433,211,536

	Utah – 0.7%

1,360	Ogden City, Utah, Sewer and Water Revenue Bonds, Refunding Series 2016, 3.000%, 6/15/37	6/26 at 100.00	AA–	1,303,220

6,345	Riverton, Utah, Hospital Revenue Bonds, IHC Health Services, Inc., Series 2009, 5.000%, 8/15/41	8/19 at 100.00	AA+	6,860,468

	Utah Associated Municipal Power Systems, Revenue Bonds, Horse Butte Wind Project, Series 2012A:
3,340	5.000%, 9/01/23	9/22 at 100.00	A	3,907,032
2,000	5.000%, 9/01/25	9/22 at 100.00	A	2,358,500
2,265	5.000%, 9/01/26	9/22 at 100.00	A	2,656,822

	Utah State, General Obligation Bonds, Series 2009A:
5,000	5.000%, 7/01/21 (Pre-refunded 7/01/18)	7/18 at 100.00	AAA	5,343,050
10,000	5.000%, 7/01/22 (Pre-refunded 7/01/18)	7/18 at 100.00	AAA	10,686,100

5,035	Utah Transit Authority, Sales Tax Revenue Bonds, Refunding Subordinate Lien Series 2016, 3.000%, 12/15/28	6/26 at 100.00	AA	5,133,837
35,345	Total Utah			38,249,029

	Virginia – 0.6%

10,755	Fairfax County, Virginia, General Obligation Bonds, Refunding Public Improvement Series 2016A, 4.000%, 10/01/19	No Opt. Call	AAA	11,696,278

5,790	Madison County Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, Woodberry Forest School, Refunding Series 2016A, 3.000%, 10/01/46	10/25 at 100.00	Aa1	5,642,181

750	Roanoke Economic Development Authority, Virginia, Residential Care Facility Mortgage Revenue Refunding Bonds, Virginia Lutheran Homes Brandon Oaks Project, Series 2012, 5.000%, 12/01/32	No Opt. Call	N/R	758,865

	Stafford County Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, Mary Washington Healthcare Obligated Group, Refunding Series 2016:
1,000	5.000%, 6/15/30	6/26 at 100.00	Baa1	1,182,100
1,290	3.125%, 6/15/31	6/26 at 100.00	Baa1	1,280,983
2,000	5.000%, 6/15/32	6/26 at 100.00	Baa1	2,329,380
1,000	5.000%, 6/15/33	6/26 at 100.00	Baa1	1,161,060
195	5.000%, 6/15/34	6/26 at 100.00	Baa1	225,352

6,335	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB	7,124,911

136	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virginia (continued)

$3,650	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal Revenue Bonds, Virginia Electric and Power Company, Series 2009A, 2.150%, 10/01/40 (Mandatory put 9/01/20)	No Opt. Call	A2	$3,743,988
32,765	Total Virginia			35,145,098

	Washington – 1.1%

2,950	Clark County Public Utility District 1, Washington, Electric System Revenue Bonds, Series 2007, 5.000%, 1/01/19 (Pre-refunded 1/01/17) – NPFG Insured	1/17 at 100.00	AA– (4)	2,970,975

1,990	Clark County Public Utility District 1, Washington, Electric System Revenue Bonds, Series 2007, 5.000%, 1/01/19 (Pre-refunded 1/01/17)	1/17 at 100.00	AA– (4)	2,004,328

980	Douglas County Public Utility District 1, Washington, Revenue Bonds, Wells Hydroelectric, Series 1963, 4.000%, 9/01/18 (ETM)	No Opt. Call	AA (4)	1,014,623

5,000	Energy Northwest, Washington, Electric Revenue Bonds, Nuclear Project 1, Refunding Series 2016A, 5.000%, 7/01/26	7/21 at 100.00	Aa1	5,819,000

555	King County School District 401, Highline, Washington, General Obligation Bonds, Series 2006, 5.250%, 12/01/25 (Pre-refunded 12/01/16) – AGM Insured	12/16 at 100.00	AA+ (4)	557,115

265	King County School District 412 Shoreline, Washington, General Obligation Bonds, Series 2008, 5.750%, 12/01/21	12/18 at 100.00	AA+	291,079

1,030	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Series 2005, 5.375%, 12/01/22 (Pre-refunded 12/06/16)	12/16 at 100.00	Baa2 (4)	1,034,666

2,265	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Series 2016, 5.000%, 12/01/37 (WI/DD, Settling 11/03/16)	12/26 at 100.00	Baa2	2,505,724

6,000	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.375%, 1/01/31	1/21 at 100.00	A	6,669,540

	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2015:
1,435	5.000%, 1/01/26	7/25 at 100.00	A	1,748,533
1,250	5.000%, 1/01/27	7/25 at 100.00	A	1,507,788

	Washington Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding Series 2014A:
1,295	5.000%, 11/15/22	No Opt. Call	A+	1,551,928
2,000	5.000%, 11/15/24	5/24 at 100.00	A+	2,461,180

1,330	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009, 6.250%, 7/01/24	7/19 at 100.00	Baa1	1,481,181

	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009:
1,825	6.250%, 7/01/24 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (4)	2,078,292
2,000	6.750%, 7/01/29 (Pre-refunded 7/01/19)	7/19 at 100.00	Baa1 (4)	2,304,980

3,250	Washington State Higher Education Facilities Authority, Revenue Bonds, Whitworth University, Series 2009, 5.125%, 10/01/24	10/19 at 100.00	Baa1	3,554,460

12,015	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, Series 2008D, 5.000%, 1/01/23 (Pre-refunded 1/01/18)	1/18 at 100.00	AA+ (4)	12,603,254

3,330	Washington, General Obligation Bonds, Series 1992B and Series 1992AT-7, 6.400%, 6/01/17 – NPFG Insured	No Opt. Call	AA+	3,441,222

4,415	Whidbey Island Public Hospital District, Island County, Washington, General Obligation Bonds, Whidbey General Hospital, Series 2013, 5.500%, 12/01/33	12/22 at 100.00	Baa2	4,822,858
55,180	Total Washington			60,422,726

NUVEEN	137

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	West Virginia – 0.3%

$6,560	West Virginia Economic Development Authority, Energy Revenue Bonds, Morgantown Energy Associates Project, Refunding Series 2016, 2.875%, 12/15/26 (Alternative Minimum Tax)	No Opt. Call	Baa3	$6,467,832

10,335	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company – Amos Project, Series 2011A, 1.700%, 1/01/41 (Mandatory put 9/01/20) (Alternative Minimum Tax)	No Opt. Call	BBB+	10,220,695

1,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Series 2014A, 5.000%, 9/01/25	No Opt. Call	A3	1,195,790

1,645	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding Series 2008E, 5.375%, 6/01/28 (Pre-refunded 12/01/18)	12/18 at 100.00	A (4)	1,797,590
19,540	Total West Virginia			19,681,907

	Wisconsin – 2.5%

4,500	Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Refunding Series 2016A-1, 2.625%, 11/01/25 (Alternative Minimum Tax)	No Opt. Call	A–	4,492,845

4,000	Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Refunding Series 2016A-2, 2.875%, 5/01/27 (Alternative Minimum Tax)	5/26 at 100.00	A–	4,041,560

	University of Wisconsin Hospitals and Clinics Authority, Revenue Bonds, Refunding Series 2013A:
335	5.000%, 4/01/20	No Opt. Call	Aa3	377,877
460	5.000%, 4/01/22	No Opt. Call	Aa3	545,105

	Wisconsin Health & Educational Facs Authority, Health Facilities Revenue Bonds, UnityPoint Health Project, Series 2014A:
590	5.000%, 12/01/26	11/24 at 100.00	Aa3	713,298
3,855	5.000%, 12/01/27	11/24 at 100.00	Aa3	4,629,007

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2012A:
1,020	5.000%, 7/15/25	7/21 at 100.00	A+	1,166,390
14,395	5.000%, 7/15/27 – AGM Insured	7/21 at 100.00	A+	16,300,322

2,060	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2010A, 6.000%, 6/01/30 (Pre-refunded 6/01/20)	6/20 at 100.00	Baa2 (4)	2,412,754

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Children’s Hospital of Wisconsin Inc., Series 2008B:
1,400	4.350%, 8/15/19	No Opt. Call	AA	1,524,614
8,670	5.500%, 8/15/29	2/20 at 100.00	AA	9,701,210

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Franciscan Sisters of Christian Charity HealthCare Ministry, Series 2007:
2,275	5.000%, 9/01/20	9/17 at 100.00	BBB+	2,335,424
2,505	5.000%, 9/01/22	9/17 at 100.00	BBB+	2,570,481

1,750	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2010A, 5.000%, 6/01/19	No Opt. Call	A3	1,814,015

3,850	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital Inc., Series 1992A, 6.000%, 12/01/22 – FGIC Insured	No Opt. Call	Aa3	4,213,094

1,750	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C, 5.000%, 8/15/24 (Pre-refunded 8/15/22)	8/22 at 100.00	AA (4)	2,115,243

138	NUVEEN

Principal Amount (000)	Description (1)		Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

$4,365	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Refunding Series 2015, 5.000%, 8/15/39		8/24 at 100.00	A+	$4,972,041

	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, ThedaCare Inc, Series 2015:
815	5.000%, 12/15/23		No Opt. Call	AA–	998,905
1,200	5.000%, 12/15/25		12/24 at 100.00	AA–	1,470,624

230	Wisconsin Housing and Economic Development Authority, Insured Mortgage Revenue Refunding Bonds, Series 1977, 5.800%, 6/01/17 (ETM)		No Opt. Call	N/R (4)	236,794

	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A:
9,000	6.000%, 5/01/27		5/19 at 100.00	AA–	10,067,940
1,920	6.000%, 5/01/33		5/19 at 100.00	AA–	2,143,968
5,235	5.750%, 5/01/33		5/19 at 100.00	AA–	5,809,437
35,170	6.000%, 5/01/36		5/19 at 100.00	AA–	39,235,652

5,800	Wisconsin State, General Obligation Bonds, Refunding Series 2014-2, 5.000%, 5/01/24		5/22 at 100.00	AA	6,906,234

	Wisconsin State, Transportation Revenue Bonds, Series 2014-1:
1,100	5.000%, 7/01/24 (Pre-refunded 7/01/19)		7/19 at 100.00	AA+ (4)	1,214,719
3,355	5.000%, 7/01/25 (Pre-refunded 7/01/19)		7/19 at 100.00	AA+ (4)	3,704,893
4,000	5.000%, 7/01/26 (Pre-refunded 7/01/19)		7/19 at 100.00	AA+ (4)	4,417,160
125,605	Total Wisconsin				140,131,606

	Wyoming – 0.1%

5,500	Sweetwater County, Wyoming, Hospital Revenue Bonds, Memorial Hospital Project, Refunding Series 2013A, 5.000%, 9/01/30		9/23 at 100.00	BBB–	6,076,455
$5,147,516	Total Municipal Bonds (cost $5,264,400,978)				5,497,678,397

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 0.0%

	Transportation – 0.0%

$214	Las Vegas Monorail Company, Senior Interest Bonds, PIK, (9), (10)	5.500%	7/15/19	N/R	$130,222

57	Las Vegas Monorail Company, Senior Interest Bonds (9), (10)	5.500%	7/15/55	N/R	28,343
$271	Total Corporate Bonds (cost $24,230)				158,565

Shares	Description (1), (12)				Value

	INVESTMENT COMPANIES – 0.3%

15,000,000	Eaton Vance Municipal Income Trust				$15,001,350
	Total Investment Companies (cost $15,000,000)				15,001,350
	Total Long-Term Investments (cost $5,279,425,208)				5,512,838,312

NUVEEN	139

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 0.3%

	MUNICIPAL BONDS – 0.3%

	California – 0.3%

$12,305	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management, Inc. Project, Variable Rate Demand Obligation, Refunding Series 2015B-1, 3.000%, 11/01/25 (Alternative Minimum Tax) (11)	No Opt. Call	A–	$12,923,818

3,530	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Variable Rate Demand Obligations, Refunding Series 2015B-2, 3.125%, 11/01/40 (Mandatory put 11/03/25) (Alternative Minimum Tax) (11)	No Opt. Call	A–	3,726,621
$15,835	Total California			16,650,439
	Total Short-Term Investments (cost $16,011,996)			16,650,439
	Total Investments (cost $5,295,437,204) – 99.4%			5,529,488,751
	Other Assets Less Liabilities – 0.6%			32,788,852
	Net Assets – 100%			$5,562,277,603

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(6)	The coupon for this security increased 0.25% effective January 1, 2016 and increased an additional 0.25% effective May 11, 2016.

(7)	Step-up coupon. The rate shown is the coupon as of the end of the reporting period.

(8)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(9)	During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund is not accruing income for either senior interest corporate bond.

(10)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(11)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(12)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

PIK	All or portion of this security is payment-in-kind.

See accompanying notes to financial statements.

140	NUVEEN

Nuveen Limited Term Municipal Bond Fund

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 99.5%

	MUNICIPAL BONDS – 98.8%

	Alabama – 1.6%

$57,905	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2016, 0.000%, 7/01/46	No Opt. Call	Aa3	$63,779,462

6,315	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Refunding Bonds, Alabama Power Company Barry Plan, Series 2007A, 1.650%, 6/01/34 (Mandatory put 3/20/17)	No Opt. Call	A+	6,334,513

11,710	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Refunding Bonds, Alabama Power Company Barry Plan, Series 2008, 1.625%, 7/15/34 (Mandatory put 10/02/18)	No Opt. Call	A+	11,797,357
75,930	Total Alabama			81,911,332

	Alaska – 0.4%

	Alaska Industrial Development and Export Authority, Power Revenue Bonds, Snettisham Hydroelectric Project, Refunding Series 2015:
1,655	5.000%, 1/01/24 (Alternative Minimum Tax)	No Opt. Call	Baa2	1,933,752
3,565	5.000%, 1/01/26 (Alternative Minimum Tax)	7/25 at 100.00	Baa2	4,178,180

	Alaska State, Sport Fishing Revenue Bonds, Refunding Series 2011:
2,680	5.000%, 4/01/18	No Opt. Call	A1	2,818,127
1,360	5.000%, 4/01/19	No Opt. Call	A1	1,475,763

4,485	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 4.625%, 6/01/23	1/17 at 100.00	Ba1	4,555,370

3,585	Valdez, Alaska, Marine Terminal Revenue Bonds, BP Pipelines Inc. Project, Refunding Series 2003C, 5.000%, 1/01/21	No Opt. Call	A2	4,061,948
17,330	Total Alaska			19,023,140

	Arizona – 2.8%

3,355	Arizona Board of Regents, Arizona State University System Revenue Bonds, Refunding Series 2015B, 5.000%, 7/01/20	No Opt. Call	AA	3,825,203

	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A:
1,000	4.000%, 2/01/17	No Opt. Call	BBB+	1,007,520
2,000	5.000%, 2/01/18	No Opt. Call	BBB+	2,094,660

810	Arizona State, Certificates of Participation, Department of Administration Series 2010B, 5.000%, 10/01/17 – AGM Insured	No Opt. Call	AA	841,266

7,785	Arizona State, Certificates of Participation, Series 2008A, 5.000%, 9/01/21 (Pre-refunded 3/01/18) – AGM Insured	3/18 at 100.00	AA (4)	8,216,133

	Arizona State, Certificates of Participation, Series 2010A:
11,935	5.000%, 10/01/17 – AGM Insured	No Opt. Call	AA	12,395,691
2,975	5.000%, 10/01/19 – AGM Insured	No Opt. Call	AA	3,306,177

	Arizona State, State Lottery Revenue Bonds, Series 2010A:
2,480	5.000%, 7/01/17 – AGM Insured	No Opt. Call	AA	2,549,266
5,140	5.000%, 7/01/18 – AGM Insured	No Opt. Call	AA	5,475,385
95	5.000%, 7/01/20 – AGM Insured	No Opt. Call	AA	107,691

NUVEEN	141

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

	Chandler, Arizona, General Obligation Bonds, Refunding Series 2014:
$4,025	5.000%, 7/01/23	No Opt. Call	AAA	$4,952,883
1,500	5.000%, 7/01/24	No Opt. Call	AAA	1,880,715

	Dysart Unified School District Number 89, Maricopa County, Arizona, General Obligation Bonds, Refunding Series 2014:
675	5.000%, 7/01/18	No Opt. Call	AA–	718,234
335	5.000%, 7/01/19	No Opt. Call	AA–	368,212
575	5.000%, 7/01/20	No Opt. Call	AA–	650,267
765	5.000%, 7/01/21	No Opt. Call	AA–	887,102

1,010	Goodyear, Arizona, Water and Sewer Revenue Obligations, Refunding Subordinate Lien Series 2016, 3.000%, 7/01/19 – AGM Insured	No Opt. Call	AA	1,060,561

11,000	Maricopa County Pollution Control Corporation, Arizona, Pollution Control Revenue Refunding Bonds, Public Service Company of New Mexico Palo Verde Project, Series 2010A, 2.400%, 6/01/43 (Mandatory put 6/01/20)	No Opt. Call	BBB+	11,168,520

1,090	Maricopa County School District 33 Buckeye Elementary, Arizona, General Obligation Bonds, Refunding Series 2016, 3.000%, 7/01/20 – BAM Insured	No Opt. Call	AA	1,154,920

	Maricopa County Unified School District 60 Higley, Arizona, General Obligation Bonds, Refunding School Improvement Series 2015:
500	4.000%, 7/01/19 – AGM Insured	No Opt. Call	AA	537,720
575	4.000%, 7/01/20 – AGM Insured	No Opt. Call	AA	631,488
1,565	4.000%, 7/01/21 – AGM Insured	No Opt. Call	AA	1,750,421
750	4.000%, 7/01/22 – AGC Insured	No Opt. Call	AA	851,272

1,270	Maricopa County Unified School District 60 Higley, Arizona, General Obligation Bonds, School Improvement Project of 2013, Series 2014A, 4.000%, 7/01/24	No Opt. Call	A+	1,462,862

	Maricopa County Unified School District 60 Higley, Arizona, General Obligation Bonds, School Improvement Project of 2013, Series 2016C:
800	2.000%, 7/01/20 – AGM Insured	No Opt. Call	AA	819,112
1,060	2.000%, 7/01/21 – AGM Insured	No Opt. Call	AA	1,086,203

1,250	Maricopa County Unified School District 90 Saddle Mountain, Arizona, General Obligation Bonds, School Improvement Project 2013, Series 2014, 5.000%, 7/01/18 – MAC Insured	No Opt. Call	AA	1,332,200

3,800	Mesa, Arizona, Excise Tax Revenue Bonds, Series 2013, 5.000%, 7/01/27	7/17 at 100.00	AA+	3,901,232

	Mesa, Arizona, General Obligation Bonds, Refunding Series 2012:
1,425	4.000%, 7/01/20	No Opt. Call	Aa2	1,573,642
2,225	4.000%, 7/01/21	No Opt. Call	Aa2	2,507,975
2,055	4.000%, 7/01/22	No Opt. Call	Aa2	2,351,721

	Mesa, Arizona, Street and Highway User Revenue Bonds, Refunding Series 2012:
2,415	5.000%, 7/01/21	No Opt. Call	AA	2,818,281
4,015	5.000%, 7/01/22	No Opt. Call	AA	4,793,709

3,615	Mesa, Arizona, Street and Highway User Revenue Bonds, Refunding Series 2015, 5.000%, 7/01/26	7/25 at 100.00	AA	4,420,856

	Mesa, Arizona, Utility System Revenue Bonds, Refunding Series 2012:
5,370	5.000%, 7/01/20	No Opt. Call	Aa2	6,116,376
6,115	5.000%, 7/01/21	No Opt. Call	Aa2	7,154,305

230	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company Project, Series 2013A, 4.000%, 9/01/29	3/23 at 100.00	A3	250,086

142	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

	Pinal County, Arizona, Pledged Revenue Obligations, Refunding Series 2014:
$1,285	5.000%, 8/01/22	No Opt. Call	AA	$1,526,991
2,000	5.000%, 8/01/23	No Opt. Call	AA	2,421,660
2,000	5.000%, 8/01/24	No Opt. Call	AA	2,456,780

1,000	Pinal County, Arizona, Pledged Revenue Obligations, Series 2014, 5.000%, 8/01/24	No Opt. Call	AA	1,228,390

19,780	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2009B, 4.000%, 1/01/18	No Opt. Call	Aa1	20,508,695

755	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/16	No Opt. Call	BBB+	757,408

2,500	Tucson, Arizona, Water System Revenue Bonds, Refunding Series 2016A, 5.000%, 7/01/19	No Opt. Call	AA	2,761,775

840	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.500%, 12/01/17 (Alternative Minimum Tax)	No Opt. Call	N/R	824,695
127,745	Total Arizona			139,506,261

	Arkansas – 0.4%

3,010	Jefferson County, Arkansas, Pollution Control Revenue Refunding Bonds, Entergy Arkansas, Inc. Project, Series 2013, 1.550%, 10/01/17	No Opt. Call	A	3,027,338

	Little Rock, Arkansas, Hotel and Restaurant Gross Receipts Tax Bonds, Series 2014:
500	3.000%, 7/01/17	No Opt. Call	A+	507,295
500	5.000%, 7/01/19	No Opt. Call	A+	550,820
670	5.000%, 7/01/21	No Opt. Call	A+	780,563

	Pulaski County Public Facilities Board, Arkansas, Health Facilities Revenue Bonds, CARTI Project, Series 2013:
630	4.000%, 7/01/18	No Opt. Call	N/R	652,800
890	4.000%, 7/01/19	No Opt. Call	N/R	930,664
995	4.000%, 7/01/20	No Opt. Call	N/R	1,052,153
1,020	4.000%, 7/01/21	No Opt. Call	N/R	1,086,739
1,075	4.000%, 7/01/22	No Opt. Call	N/R	1,153,217
1,180	5.250%, 7/01/27	7/23 at 100.00	N/R	1,342,368
470	5.250%, 7/01/28	7/23 at 100.00	N/R	531,786

	Pulaski County Public Facilities Board, Arkansas, Healthcare Revenue Bonds, Baptist Health, Series 2014:
500	5.000%, 12/01/22	No Opt. Call	A+	597,545
1,740	5.000%, 12/01/23	No Opt. Call	A+	2,114,187
2,000	5.000%, 12/01/24	No Opt. Call	A+	2,453,120

1,265	University of Arkansas, Fayetteville, Various Facilities Revenue Bonds, Refunding Series 2015A, 5.000%, 11/01/20	No Opt. Call	Aa2	1,452,005
16,445	Total Arkansas			18,232,600

	California – 4.0%

1,935	Western California Municipal Water District Facilities Authority Adjustable Rate Water Revenue Refunding Bonds Series 2016A, 1.500%, 10/01/39 (Mandatory put 10/01/20)	7/20 at 100.00	AA+	1,952,957

17,730	California Health Facilities Financing Authority, Revenue Bonds, Providence Saint Joseph Health, Series 2016B-3, 2.000%, 10/01/36 (Mandatory put 10/01/25)	10/25 at 100.00	AA–	17,497,382

4,000	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013C, 5.000%, 7/01/43 (Mandatory put 10/15/19)	No Opt. Call	AA–	4,441,920

NUVEEN	143

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$3,365	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Refunding Series 2015B-2, 3.125%, 11/01/40 (Mandatory put 11/03/25) (Alternative Minimum Tax)	No Opt. Call	A–	$3,552,430

5,875	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2015A-1, 3.375%, 7/01/25 (Alternative Minimum Tax)	No Opt. Call	A–	6,295,004

6,490	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management, Inc. Project, Refunding Series 2015B-1, 3.000%, 11/01/25 (Alternative Minimum Tax)	No Opt. Call	A–	6,816,382

3,675	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I, 5.000%, 11/01/17	No Opt. Call	A+	3,829,901

	California State, Economic Recovery Revenue Bonds, Refunding Series 2009A:
235	5.250%, 7/01/21 (Pre-refunded 7/01/19)	7/19 at 100.00	Aaa	261,839
125	5.250%, 7/01/21 (Pre-refunded 7/01/19)	7/19 at 100.00	Aaa	139,276

24,250	California Statewide Communities Development Authority, Health Facility Revenue Bonds, Community Hospital of the Monterey Peninsula, Series 2012A, 1.870%, 6/01/23	6/17 at 100.00	N/R	24,356,700

750	California Statewide Communities Development Authority, Revenue Bonds, Huntington Memorial Hospital, Refunding Series 2014B, 5.000%, 7/01/24	No Opt. Call	A–	915,735

	California Statewide Communities Development Authority, Student Housing Revenue Bonds, University of California, Irvine East Campus Apartments, CHF-Irvine, LLC, Refunding Series 2016:
2,050	5.000%, 5/15/18	No Opt. Call	Baa1	2,170,458
1,000	5.000%, 5/15/19	No Opt. Call	Baa1	1,091,840
1,000	5.000%, 5/15/20	No Opt. Call	Baa1	1,118,840

2,310	California Statewide Community Development Authority, Revenue Bonds, Los Angeles Jewish Home for the Aging-Fountainview Gonda, Series 2014B, 3.000%, 8/01/21	11/16 at 100.00	AA–	2,313,534

650	California Statewide Community Development Authority, Revenue Bonds, Los Angeles Jewish Home for the Aging-Fountainview Gonda, Series 2014D, 4.750%, 8/01/20	11/16 at 100.00	N/R	650,617

	Delano, California, Certificates of Participation, Delano Regional Medical Center, Series 2012:
2,260	4.000%, 1/01/18	No Opt. Call	BBB–	2,323,868
2,350	5.000%, 1/01/19	No Opt. Call	BBB–	2,493,279
2,470	5.000%, 1/01/20	No Opt. Call	BBB–	2,672,861
2,590	5.000%, 1/01/21	No Opt. Call	BBB–	2,853,791

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
27,890	4.500%, 6/01/27	6/17 at 100.00	B	27,956,657
3,570	5.000%, 6/01/33	6/17 at 100.00	B–	3,532,586

500	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area A & C, Series 2014C, 5.000%, 9/01/21	No Opt. Call	N/R	576,490

2,740	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2013B, 5.000%, 7/01/22	No Opt. Call	AA+	3,314,578

370	Los Angeles Harbors Department, California, Revenue Bonds, Series 1988, 7.600%, 10/01/18 (ETM)	No Opt. Call	AA+ (4)	402,349

13,020	Metropolitan Water District of Southern California, Water Revenue Bonds, Refunding Series 2014A, 3.000%, 7/01/25 (Mandatory put 10/01/20)	7/20 at 100.00	AAA	13,872,550

2,640	New Haven Unified School District, California, General Obligation Bonds, Refunding Series 2014A, 5.000%, 8/01/25 – BAM Insured	8/24 at 100.00	AA	3,262,670

144	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$4,700	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 5.250%, 11/01/21	11/20 at 100.00	BBB–	$5,096,351

130	San Bernardino, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Refunding Bonds, Series 1990A, 7.500%, 5/01/23 (ETM)	No Opt. Call	Aaa	156,435

22,295	San Diego Public Facilities Financing Authority, California, Sewerage Revenue Bonds, Refunding Senior Lien Series 2016A, 4.000%, 5/15/20	No Opt. Call	AA+	24,615,018

	San Diego Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Refunding Series 2016A:
2,815	4.000%, 9/01/18	No Opt. Call	AA–	2,975,033
1,095	5.000%, 9/01/19	No Opt. Call	AA–	1,218,231

500	Sierra View Local Health Care District, California, Revenue Bonds, Refunding Series 2010, 3.800%, 7/01/17	No Opt. Call	A	507,490

3,500	Southern California Public Power Authority, Transmission Project Revenue Bonds, Southern Transmission Project, Subordinate Refunding Series 2015C, 5.000%, 7/01/24	No Opt. Call	AA–	4,397,015

15,000	University of California, General Revenue Bonds, Series 201AT, 1.400%, 5/15/46 (Mandatory put 5/15/21)	11/20 at 100.00	AA	15,071,250

	Washington Township Health Care District, California, Revenue Bonds, Refunding Series 2015A:
565	4.000%, 7/01/18	No Opt. Call	Baa1	588,679
1,315	5.000%, 7/01/19	No Opt. Call	Baa1	1,433,574
1,225	4.000%, 7/01/20	No Opt. Call	Baa1	1,323,588
1,130	5.000%, 7/01/22	No Opt. Call	Baa1	1,312,721
980	5.000%, 7/01/23	No Opt. Call	Baa1	1,153,264
191,090	Total California			200,515,143

	Colorado – 1.1%

2,750	Broomfield, Colorado, Sewer Activity Enterprise, Sewer and Wastewater Reclamation Revenue Bonds, Refunding Series 2012, 4.000%, 12/01/20	No Opt. Call	A2	3,024,147

7,245	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Adventist Health, Sunbelt Obligated Group, Series 2014E, 5.000%, 11/15/24	5/24 at 100.00	AA	8,834,770

12,320	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2008D-3, 5.000%, 10/01/38 (Mandatory put 11/12/21)	No Opt. Call	A–	14,311,405

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013A:
500	3.000%, 6/01/17	No Opt. Call	A–	505,665
300	3.000%, 6/01/18	No Opt. Call	A–	308,268
500	4.000%, 6/01/19	No Opt. Call	A–	531,030
1,000	4.000%, 6/01/20	No Opt. Call	A–	1,075,550
2,000	5.000%, 6/01/21	No Opt. Call	A–	2,268,520
2,300	5.000%, 6/01/22	No Opt. Call	A–	2,651,716
500	5.000%, 6/01/23	No Opt. Call	A–	584,280

670	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006, 5.250%, 6/01/17	1/17 at 100.00	BBB+	672,405

	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Series 2014:
275	1.750%, 8/01/17 – AGM Insured	No Opt. Call	AA	276,897
250	2.000%, 8/01/19 – AGM Insured	No Opt. Call	AA	256,292

1,500	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/19	No Opt. Call	A	1,673,055

NUVEEN	145

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$6,560	Denver, Colorado, Airport System Revenue Bonds, Refunding Series 2006A, 5.000%, 11/15/21 (Pre-refunded 12/19/16) – FGIC Insured	12/16 at 100.00	AA– (4)	$6,584,141

	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Refunding Series 2015A:
1,060	5.000%, 9/01/19	No Opt. Call	A3	1,171,745
1,175	5.000%, 9/01/20	No Opt. Call	A3	1,332,943

4,500	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004C, 5.000%, 9/01/17 – NPFG Insured	No Opt. Call	AA–	4,640,760

265	Kit Carson County Health Service District, Colorado, Health Care Facility Revenue Bonds, Series 2007, 6.100%, 1/01/17	No Opt. Call	N/R	266,691

	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013:
1,000	5.000%, 12/01/17	No Opt. Call	N/R	1,027,580
1,000	5.000%, 12/01/18	No Opt. Call	N/R	1,048,180
47,670	Total Colorado			53,046,040

	Connecticut – 2.0%

3,800	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Ascension Health, Series 1999B, 1.550%, 11/15/29 (Mandatory put 2/01/17)	No Opt. Call	AA+	3,806,080

1,330	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2014A, 0.800%, 7/01/48 (Mandatory put 7/26/17)	No Opt. Call	AAA	1,330,891

19,035	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2015A, 1.375%, 7/01/35 (Mandatory put 7/11/18)	No Opt. Call	AAA	19,182,331

15,860	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2016A-1, 1.000%, 7/01/42 (Mandatory put 7/01/19)	No Opt. Call	AAA	15,830,818

21,210	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Variable Rate Demand Obligations, Series 1999-U1, 1.000%, 7/01/33 (Mandatory put 2/06/19)	No Opt. Call	AAA	21,169,277

18,100	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Variable Rate Demand Obligations, Series 1999-U2, 1.000%, 7/01/33 (Mandatory put 2/06/19)	No Opt. Call	AAA	18,074,117

220	Connecticut State Development Authority, Health Facilities Revenue Bonds, Alzheimer’s Resource Center of Connecticut, Inc., Series 2007, 5.200%, 8/15/17 (ETM)	No Opt. Call	N/R (4)	227,742

5,000	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series 2013A, 5.000%, 10/01/20	No Opt. Call	AA	5,709,250

835	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A, 5.500%, 1/01/20 (Alternative Minimum Tax)	1/17 at 100.00	A–	840,244

	New Haven, Connecticut, General Obligation Bonds, Refunding Series 2014B:
1,915	4.000%, 8/01/19 – AGM Insured	No Opt. Call	AA	2,056,538
2,000	5.000%, 8/01/20 – AGM Insured	No Opt. Call	AA	2,260,920

875	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Twenty-Ninth Series 2014, 5.000%, 8/01/22	No Opt. Call	AA–	1,050,525

	Stratford, Connecticut, General Obligation Bonds, Series 2014:
350	3.000%, 12/15/19	No Opt. Call	AA	371,157
525	5.000%, 12/15/21	No Opt. Call	AA	619,983

146	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Connecticut (continued)

	West Haven, Connecticut, General Obligation Bonds, Series 2012:
$2,095	5.000%, 8/01/22 – AGM Insured	No Opt. Call	AA	$2,433,384
2,000	5.000%, 8/01/23 – AGM Insured	8/22 at 100.00	AA	2,318,140
1,000	5.000%, 8/01/25 – AGM Insured	8/22 at 100.00	AA	1,152,860
96,150	Total Connecticut			98,434,257

	Delaware – 0.4%

	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series 2013:
1,810	5.000%, 7/01/18	No Opt. Call	BBB	1,893,803
1,905	5.000%, 7/01/19	No Opt. Call	BBB	2,039,550
2,000	5.000%, 7/01/20	No Opt. Call	BBB	2,182,520
275	5.000%, 7/01/21	No Opt. Call	BBB	304,648

	New Castle County, Delaware, General Obligation Bonds, Series 2015:
6,465	5.000%, 10/01/19	No Opt. Call	AAA	7,220,306
7,470	5.000%, 10/01/20	No Opt. Call	AAA	8,607,009
19,925	Total Delaware			22,247,836

	District of Columbia – 0.8%

	District of Columbia Metropolitan Area Transit Authority, Gross Revenue Bonds, Series 2016A:
22,175	5.000%, 7/01/18	No Opt. Call	AA–	23,663,829
3,000	4.000%, 7/01/19	7/18 at 100.00	AA–	3,146,820

1,115	District of Columbia, Income Tax Secured Revenue Bonds, Series 2009D, 5.000%, 12/01/17	No Opt. Call	AAA	1,166,480

10,050	District of Columbia, Revenue Bonds, Georgetown University, Series 2001C, 5.250%, 4/01/34 (Mandatory put 4/01/23)	10/18 at 100.00	A	10,795,006
36,340	Total District of Columbia			38,772,135

	Florida – 4.3%

	Broward County School Board, Florida, Certificates of Participation, Series 2015A:
2,500	5.000%, 7/01/19	No Opt. Call	Aa3	2,752,725
4,000	5.000%, 7/01/20	No Opt. Call	Aa3	4,531,280

	Broward County, Florida, Airport System Revenue Bonds, Series 2015A:
5,000	5.000%, 10/01/24 (Alternative Minimum Tax)	No Opt. Call	A+	6,095,150
5,000	5.000%, 10/01/25 (Alternative Minimum Tax)	No Opt. Call	A+	6,146,000
2,295	5.000%, 10/01/26 (Alternative Minimum Tax)	10/25 at 100.00	A+	2,775,481
4,100	5.000%, 10/01/27 (Alternative Minimum Tax)	10/25 at 100.00	A+	4,928,241

	Citizens Property Insurance Corporation, Florida, Coastal Account Senior Secured Bonds, Series 2015A-1:
3,250	5.000%, 6/01/18	12/17 at 100.00	AA–	3,393,552
5,020	5.000%, 6/01/20	12/19 at 100.00	AA–	5,591,878
18,050	5.000%, 6/01/22	12/21 at 100.00	AA–	21,182,216
3,775	5.000%, 6/01/25	12/24 at 100.00	AA–	4,615,881

4,120	Citizens Property Insurance Corporation, Florida, High Risk Account Revenue Bonds, Series 2007A, 5.000%, 3/01/17 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	4,179,328

2,910	Citizens Property Insurance Corporation, Florida, High Risk Assessment Revenue, Senior Secured Bonds, Series 2009A-1, 5.500%, 6/01/17	No Opt. Call	A+	2,990,811

NUVEEN	147

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Citizens Property Insurance Corporation, Florida, High-Risk Account Revenue Bonds, Coastal Account Senior Secured Series 2011A-1:
$3,840	5.000%, 6/01/18	No Opt. Call	AA–	$4,081,690
365	5.000%, 6/01/19	No Opt. Call	AA–	401,285

	Citizens Property Insurance Corporation, Florida, High-Risk Account Senior Secured Bonds Series 2010A-1:
665	5.250%, 6/01/17	No Opt. Call	A+	682,503
150	4.250%, 6/01/17	No Opt. Call	A+	153,076
580	4.250%, 6/01/17 – AGM Insured	No Opt. Call	AA	591,994

7,605	Citizens Property Insurance Corporation, Florida, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1, 5.000%, 6/01/17	No Opt. Call	AA–	7,794,060

6,600	Escambia County, Florida, Pollution Control Revenue Bonds, Gulf Power Company Project, Refunding Series 2003, 0.000%, 6/01/23	No Opt. Call	A2	6,593,796

1,705	Escambia County, Florida, Pollution Control Revenue Bonds, Gulf Power Company, Refunding Series 1997, 2.100%, 7/01/22 (Mandatory put 4/11/19)	No Opt. Call	A	1,738,077

4,480	Florida Department of Environmental Protection, Florida Forever Revenue Bonds, Series 2007B, 5.000%, 7/01/17 – NPFG Insured	No Opt. Call	AA–	4,606,650

6,575	Florida Department of Environmental Protection, Florida Forever Revenue Bonds, Series 2007B, 5.000%, 7/01/19 (Pre-refunded 7/01/17) – NPFG Insured	7/17 at 101.00	AA– (4)	6,827,414

5,880	Florida Municipal Power Agency, Power Supply Revenue Bonds, All Requirements Project, Refunding Series 2016A, 5.000%, 10/01/20	No Opt. Call	A+	6,696,026

2,655	Florida Municipal Power Agency, Revenue Bonds, Saint Lucie Project, Refunding Series 2011A, 5.000%, 10/01/20	No Opt. Call	A2	3,023,461

1,300	Florida State Board of Education, Lottery Revenue Bonds, Series 2010A, 5.000%, 7/01/17	No Opt. Call	AAA	1,337,635

1,500	Florida State Department of General Services, Division of Facilities Management, Florida Facilities Pool Revenue Bonds, Series 2005A, 5.000%, 9/01/18 – AMBAC Insured	No Opt. Call	AA+	1,505,550

7,220	Florida State Turnpike Authority, Turnpike Revenue Bonds, Department of Transportation, Refunding Series 2016A, 5.000%, 7/01/19	No Opt. Call	Aa2	7,984,020

2,200	Hillsborough County School District, Florida, Sales Tax Revenue Refunding Bonds, Series 2015B, 5.000%, 10/01/20 – AGM Insured	No Opt. Call	AA	2,513,456

2,525	Manatee County, Florida, Revenue Bonds, Refunding & Improvement Series 2013, 5.000%, 10/01/20	No Opt. Call	AA+	2,889,433

1,540	Marion County School Board, Florida, Certificates of Participation, Series 2007B, 5.000%, 6/01/18 (Pre-refunded 6/01/17) – AMBAC Insured	6/17 at 100.00	A2 (4)	1,578,515

355	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013, 3.950%, 12/15/21 (Alternative Minimum Tax)	6/20 at 100.00	Ba1	371,081

	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Refunding Series 2014B:
3,025	5.000%, 7/01/20	No Opt. Call	A	3,426,780
2,265	5.000%, 7/01/21	No Opt. Call	A	2,626,517
1,750	5.000%, 7/01/22	No Opt. Call	A	2,075,780
4,000	5.000%, 7/01/23	No Opt. Call	A	4,830,000

	Miami-Dade County Industrial Development Authority, Florida, Solid Waste Revenue Bonds, Waste Management Inc. of Florida Projects 1 & 2, Series 2004:
3,725	3.750%, 12/01/18	No Opt. Call	A–	3,923,766
4,000	3.750%, 12/01/18	No Opt. Call	A–	4,213,440

148	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$2,740	Miami-Dade County School Board, Florida, Certificates of Participation, Series 2015D, 5.000%, 2/01/20	No Opt. Call	A1	$3,066,498

	Miami-Dade County, Florida, Special Obligation Bonds, Capital Asset Acquisition, Series 2010E:
1,640	4.000%, 4/01/17	No Opt. Call	AA–	1,661,992
1,705	5.000%, 4/01/18	No Opt. Call	AA–	1,800,565
1,790	5.000%, 4/01/19	No Opt. Call	AA–	1,955,575
1,880	5.000%, 4/01/20	No Opt. Call	AA–	2,115,056

3,675	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Refunding Series 2008B, 5.250%, 10/01/17 – AGM Insured	No Opt. Call	AA	3,827,659

10,030	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series 2010, 5.000%, 10/01/20	No Opt. Call	A	10,978,236

1,755	Orlando-Orange County Expressway Authority, Florida, Senior Lien Revenue Bonds, Series 1988, 7.625%, 7/01/18 – AMBAC Insured (ETM)	No Opt. Call	A (4)	1,881,167

4,915	Palm Beach County Solid Waste Authority, Florida, Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/25	10/21 at 100.00	AA+	5,736,886

85	Palm Beach County Solid Waste Authority, Florida, Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/25 (Pre-refunded 10/01/21)	10/21 at 100.00	N/R (4)	100,286

2,050	Port Everglades Authority, Florida, Port Facilities Revenue Bonds, Series 1986, 7.125%, 11/01/16 (ETM)	No Opt. Call	Aaa	2,050,000

	Port St. Lucie, Florida, Utility System Revenue Bonds, Refunding Series 2014:
550	5.000%, 9/01/20	No Opt. Call	A+	627,913
500	5.000%, 9/01/22	No Opt. Call	A+	596,765
500	5.000%, 9/01/23	No Opt. Call	A+	607,085

2,275	Putnam County Development Authority, Florida, Pollution Control Revenue Bonds, Seminole Electric Cooperative, Series 2007A, 5.350%, 3/15/42 (Mandatory put 5/01/18) – AMBAC Insured	No Opt. Call	A–	2,411,545

3,060	South Broward Hospital District, Florida, Hospital Revenue Bonds, Refunding Series 2015, 5.000%, 5/01/19	No Opt. Call	AA	3,354,035

	South Florida Water Management District, Certificates of Participation, Series 2015:
2,860	5.000%, 10/01/18	No Opt. Call	AA	3,086,283
1,620	5.000%, 10/01/19	No Opt. Call	AA	1,805,555

5,730	Tampa Bay, Florida, Regional Water Supply Authority, Utility System Revenue Bonds, Series 2015A, 5.000%, 10/01/26	10/25 at 100.00	AA+	7,197,911

	Tampa, Florida, Cigarette Tax Allocation Bonds, H. Lee Moffitt Cancer Center Project, Refunding & Capital Improvement Series 2012A:
550	4.000%, 9/01/17	No Opt. Call	A+	563,590
1,045	5.000%, 9/01/18	No Opt. Call	A+	1,116,906
3,475	5.000%, 9/01/19	No Opt. Call	A+	3,835,531
865	5.000%, 9/01/20	No Opt. Call	A+	978,730
765	5.000%, 9/01/21	No Opt. Call	A+	884,080

545	Tampa, Florida, Revenue Bonds, University of Tampa, Refunding Series 2015, 5.000%, 4/01/21	No Opt. Call	A–	620,962

110	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-2, 0.000%, 5/01/39 (5)	5/17 at 100.00	N/R	89,065

340	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40 (5)	5/19 at 100.00	N/R	206,057

NUVEEN	149

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$115	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (5)	5/22 at 100.00	N/R	$51,737

165	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.375%, 5/01/17 (6)	No Opt. Call	N/R	2

60	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2012A-1, 6.375%, 5/01/17	No Opt. Call	N/R	59,887

460	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-1, 0.000%, 5/01/40	5/18 at 100.00	N/R	288,268

280	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-2, 0.000%, 5/01/40 (6)	5/18 at 100.00	N/R	148,730

305	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-3, 6.610%, 5/01/40 (6)	5/18 at 100.00	N/R	3
194,965	Total Florida			215,353,108

	Georgia – 2.5%

2,890	Atlanta, Georgia, Airport Passenger Facilities Charge Revenue Bonds, Subordinate Lien Series 2010B, 5.000%, 1/01/19	No Opt. Call	Aa3	3,139,089

2,780	Buford, Georgia, General Obligation Bonds, Series 2015, 4.000%, 1/01/19	No Opt. Call	Aa2	2,951,498

15,000	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company – Vogtle Plant, First Series 2008, 1.650%, 11/01/48 (Mandatory put 6/18/21)	No Opt. Call	A+	14,972,100

8,910	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company – Vogtle Plant, First Series 2012, 1.750%, 12/01/49 (Mandatory put 6/01/17)	No Opt. Call	A+	8,945,640

17,000	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company – Vogtle Plant, Second Series 2012, 1.750%, 12/01/49 (Mandatory put 6/01/17)	No Opt. Call	A+	17,068,000

3,000	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company, Fourth Series 1994, 2.200%, 10/01/32 (Mandatory put 4/02/19)	No Opt. Call	A+	3,059,040

3,000	Cobb County Development Authority, Georgia, Solid Waste Disposal Revenue Bonds, Georgia Waste Management Project, Series 2004A, 1.87500%, 4/01/33 (Mandatory put 10/01/19)	No Opt. Call	A–	3,040,980

1,500	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Refunding Second Resolution Series 2013, 5.000%, 10/01/22	No Opt. Call	Aa3	1,806,285

8,000	Floyd County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company Plant Hammond Project, First Series 2010, 0.000%, 7/01/22	No Opt. Call	A+	8,248,160

90	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 1991V, 6.600%, 1/01/18 – NPFG Insured	No Opt. Call	AA–	92,900

2,105	Georgia State, General Obligation Bonds, Series 2009B, 4.000%, 1/01/21 (Pre-refunded 1/01/19)	1/19 at 100.00	AAA	2,242,583

11,440	Georgia State, General Obligation Bonds, Series 2009D, 5.000%, 5/01/20 (Pre-refunded 5/01/19)	5/19 at 100.00	AAA	12,580,568

70	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds, Refunding Series 1992N, 6.250%, 7/01/18 – NPFG Insured	No Opt. Call	Aa1	74,025

2,000	Monroe County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company – Scherer Plant, Series 2009-2, 0.000%, 10/01/48	No Opt. Call	A+	2,062,040

150	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia (continued)

$7,630	Municipal Electric Authority of Georgia, Project One Subordinate Lien Revenue Bonds, Series 2008A, 5.250%, 1/01/18	No Opt. Call	A+	$8,014,247

	Municipal Gas Authority of Georgia, Gas Revenue Bonds, Gas Portfolio III Project, Series 2014U:
3,835	5.000%, 10/01/18	No Opt. Call	AA–	4,126,230
2,955	5.000%, 10/01/19	No Opt. Call	AA–	3,283,951

	Municipal Gas Authority of Georgia, Gas Revenue Bonds, Gas Portfolio IV Project, Series 2016A:
10,000	5.000%, 10/01/19	No Opt. Call	AA–	11,113,200
3,625	5.000%, 10/01/20	No Opt. Call	AA–	4,144,462
3,250	5.000%, 10/01/21	No Opt. Call	AA–	3,805,652
4,405	5.000%, 10/01/22	No Opt. Call	AA–	5,271,948

5,240	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Agnes Scott College, Refunding Series 2015B, 2.500%, 6/01/30 (Mandatory put 6/01/19)	3/19 at 100.00	AA–	5,351,979

	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Refunding Series 2012C:
500	5.000%, 10/01/17	No Opt. Call	Baa2	517,265
580	5.000%, 10/01/20	No Opt. Call	Baa2	654,217
119,805	Total Georgia			126,566,059

	Hawaii – 0.9%

	Hawaii County, Hawaii, General Obligation Bonds, Series 2016C:
750	5.000%, 9/01/18	No Opt. Call	Aa2	806,010
2,850	5.000%, 9/01/20	No Opt. Call	Aa2	3,263,307

	Hawaii County, Hawaii, General Obligation Bonds, Series 2016D:
2,280	5.000%, 9/01/19	No Opt. Call	Aa2	2,533,422
1,650	5.000%, 9/01/20	No Opt. Call	Aa2	1,889,283

6,415	Hawaii State, General Obligation Bonds, Series 2011DZ, 5.000%, 12/01/18	No Opt. Call	AA+	6,956,811

8,290	Hawaii State, General Obligation Bonds, Series 2012EF, 5.000%, 11/01/20	No Opt. Call	AA+	9,535,324

3,230	Hawaii State, General Obligation Bonds, Series 2013EH, 5.000%, 8/01/21	No Opt. Call	AA+	3,794,701

6,840	Hawaii State, General Obligation Bonds, Series 2013EH, 5.000%, 8/01/21 (ETM)	No Opt. Call	N/R (4)	8,053,758

2,600	Hawaii State, General Obligation Bonds, Series 2016FE, 5.000%, 10/01/20	No Opt. Call	AA+	2,983,864

1,490	Hawaiian Electric Company Inc. and Its Subsidiaries, Special Purpose Revenue Bonds, Department of Budget and Finance of the State of Hawaii, Series 2015, 3.250%, 1/01/25 (Alternative Minimum Tax)	No Opt. Call	A–	1,576,569

2,150	Honolulu City and County, Hawaii, Wastewater System Revenue Bonds, First Bond Resolution, Refunding Senior Series 2015B, 5.000%, 7/01/26	7/25 at 100.00	Aa2	2,687,070
38,545	Total Hawaii			44,080,119

	Idaho – 0.1%

4,640	Nez Perce County, Idaho, Pollution Control Revenue Bonds, Potlatch Corporation Project, Refunding Series 2016, 2.750%, 10/01/24	No Opt. Call	Ba1	4,562,930

	Illinois – 10.7%

	Adams County School District 172, Quincy, Illinois, General Obligation Bonds, Series 2016:
600	3.000%, 2/01/18 – AGM Insured	No Opt. Call	AA	612,684
250	4.000%, 2/01/19 – AGM Insured	No Opt. Call	AA	264,057
250	4.000%, 2/01/20 – AGM Insured	No Opt. Call	AA	269,045

NUVEEN	151

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)
$250	4.000%, 2/01/21 – AGM Insured	No Opt. Call	AA	$273,147
580	4.000%, 2/01/22 – AGM Insured	No Opt. Call	AA	640,999
1,290	5.000%, 2/01/25 – AGM Insured	No Opt. Call	AA	1,537,667
1,455	5.000%, 2/01/27 – AGM Insured	2/26 at 100.00	AA	1,733,021

1,015	Bourbonnais, Illinois, Industrial Project Revenue Bonds, Olivet Nazarene University Project, Series 2010, 5.000%, 11/01/20	No Opt. Call	BBB	1,092,160

425	Cary, Illinois, Special Tax Bonds, Special Service Area 1, Refunding Series 2016, 2.000%, 3/01/22 – BAM Insured	No Opt. Call	AA	422,229

	Cary, Illinois, Special Tax Bonds, Special Service Area 2, Refunding Series 2016:
298	1.000%, 3/01/17 – BAM Insured	No Opt. Call	AA	297,955
298	1.200%, 3/01/18 – BAM Insured	No Opt. Call	AA	297,738
320	1.500%, 3/01/19 – BAM Insured	No Opt. Call	AA	319,376
395	1.700%, 3/01/20 – BAM Insured	No Opt. Call	AA	393,854
238	1.700%, 3/01/20 – BAM Insured	No Opt. Call	AA	237,310
485	1.900%, 3/01/21 – BAM Insured	No Opt. Call	AA	483,060
297	2.000%, 3/01/22 – BAM Insured	No Opt. Call	AA	295,064

1,405	Chicago Board of Education, Illinois, General Obligation Bonds, Series 1999A, 0.000%, 12/01/17 – FGIC Insured	No Opt. Call	AA–	1,361,417

5,000	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Refunding Series 2013A, 5.000%, 1/01/21 (Alternative Minimum Tax)	No Opt. Call	A	5,684,650

	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Series 2015B:
2,755	5.000%, 1/01/20	No Opt. Call	A	3,073,836
1,605	5.000%, 1/01/21	No Opt. Call	A	1,840,149

4,020	Chicago, Illinois, General Obligation Bonds, Modern Schools Across Chicago Program, Series 2007J, 5.000%, 12/01/21 – AMBAC Insured	12/16 at 100.00	BBB+	4,033,507

	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2009C:
1,655	5.000%, 1/01/26	1/19 at 100.00	BBB+	1,691,724
2,395	5.000%, 1/01/27	No Opt. Call	BBB+	2,437,176

	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
6,230	5.000%, 1/01/23	No Opt. Call	BBB+	6,661,988
7,195	5.000%, 1/01/24	No Opt. Call	BBB+	7,694,621
4,205	5.000%, 1/01/25	No Opt. Call	BBB+	4,510,409
1,840	5.000%, 1/01/26	No Opt. Call	BBB+	1,966,831

2,000	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago City Colleges, Series 2013, 5.000%, 12/01/20	No Opt. Call	AA–	2,238,680

	Cook County High School District 212 Leyden, Illinois, General Obligation Bonds, Limited Tax Series 2016C:
1,000	5.000%, 12/01/23 – BAM Insured	No Opt. Call	AA	1,190,410
1,800	5.000%, 12/01/25 – BAM Insured	12/24 at 100.00	AA	2,147,544

	Cook County Township High School District 225 Northfield, Illinois, General Obligation Bonds, Series 2016A:
3,220	5.000%, 12/01/18	No Opt. Call	AAA	3,486,358
3,905	5.000%, 12/01/19	No Opt. Call	AAA	4,364,775
5,400	5.000%, 12/01/20	No Opt. Call	AAA	6,202,008
3,375	5.000%, 12/01/22	No Opt. Call	AAA	4,062,724

7,195	Cook County, Illinois, General Obligation Bonds, Refunding Series 2009A, 5.000%, 11/15/17	No Opt. Call	AA–	7,467,475

152	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$4,750	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/22	11/20 at 100.00	AA–	$5,349,782

3,315	Cook County, Illinois, General Obligation Bonds, Refunding Series 2011A, 5.000%, 11/15/18	No Opt. Call	AA–	3,544,696

	Cook County, Illinois, General Obligation Bonds, Refunding Series 2012C:
3,445	5.000%, 11/15/27	11/22 at 100.00	AA–	3,903,529
3,000	5.000%, 11/15/33	11/22 at 100.00	AA–	3,308,220

	Cook County, Illinois, General Obligation Bonds, Refunding Series 2016A:
1,800	5.000%, 11/15/18	No Opt. Call	AA–	1,926,216
2,940	5.000%, 11/15/19	No Opt. Call	AA–	3,225,239

261	Huntley, Illinois, Special Service Area 10, Special Tax Bonds, Series 2007, 4.600%, 3/01/17 – AGC Insured	No Opt. Call	AA	262,597

10,680	Illinois Development Finance Authority, Revenue Bonds, St Vincent de Paul Center Project, Series 2013A, 1.875%, 11/15/39 (Mandatory put 3/01/19)	No Opt. Call	AA+	10,826,423

1,175	Illinois Educational Facilities Authority, Revenue Bonds, Art Institute of Chicago, Series 1998A, 5.000%, 3/01/30 (Mandatory put 3/01/17)	No Opt. Call	A1	1,188,418

10,000	Illinois Educational Facilities Authority, Revenue Bonds, University of Chicago, Series 1998B, 1.650%, 7/01/25 (Mandatory put 2/01/19)	No Opt. Call	AA+	10,083,600

13,220	Illinois Educational Facilities Authority, Revenue Bonds, University of Chicago, Series 2004B2, 1.100%, 7/01/36 (Mandatory put 2/15/18)	No Opt. Call	AA+	13,236,393

19,475	Illinois Finance Authority, Gas Supply Refunding Revenue Bonds, The Peoples Gas Light and Coke Company Project, Series 2010B, 1.875%, 2/01/33 (Mandatory put 8/01/20)	No Opt. Call	A	19,744,923

11,300	Illinois Finance Authority, Midwestern Disaster Area Industrial Development Revenue Bonds, Cargill, Incorporated Project, Series 2012, 1.550%, 11/01/38 (Mandatory put 11/01/17)	No Opt. Call	A	11,322,713

1,000	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding Series 2014, 5.000%, 8/01/20	No Opt. Call	AA	1,137,370

1,360	Illinois Finance Authority, Revenue Bonds, Alexian Brothers Health System, Refunding Series 2005B, 5.000%, 1/01/20 (Pre-refunded 4/14/18) – AGM Insured	4/18 at 100.00	A2 (4)	1,441,736

950	Illinois Finance Authority, Revenue Bonds, Alexian Brothers Health System, Series 2010, 5.000%, 2/15/21	2/20 at 100.00	A2	1,058,566

10,000	Illinois Finance Authority, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Series 2012E-1, 2.250%, 11/15/42 (Mandatory put 4/29/22)	No Opt. Call	AA+	10,319,400

	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012:
1,090	5.000%, 9/01/18	No Opt. Call	BBB	1,153,035
905	5.000%, 9/01/19	No Opt. Call	BBB	980,477
8,665	5.000%, 9/01/27	9/22 at 100.00	BBB	9,645,358

	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
325	5.000%, 9/01/19	No Opt. Call	BBB	353,515
770	5.000%, 9/01/20	No Opt. Call	BBB	856,463
350	5.000%, 9/01/21	No Opt. Call	BBB	396,896
625	5.000%, 9/01/22	No Opt. Call	BBB	721,344
620	5.000%, 9/01/23	No Opt. Call	BBB	724,631
2,240	5.000%, 9/01/24	No Opt. Call	BBB	2,645,059
865	5.000%, 9/01/25	9/24 at 100.00	BBB	1,010,683

2,055	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Series 2008B, 5.500%, 8/15/21	8/18 at 100.00	AA–	2,221,106

NUVEEN	153

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Illinois Finance Authority, Revenue Bonds, Mercy Health Corporation, Series 2016:
$2,500	5.000%, 12/01/21	No Opt. Call	A3	$2,893,275
2,755	5.000%, 12/01/22	No Opt. Call	A3	3,240,073

	Illinois Finance Authority, Revenue Bonds, Northwest Community Hospital, Refunding Series 2016A:
805	5.000%, 7/01/21	No Opt. Call	A+	928,173
1,000	5.000%, 7/01/23	No Opt. Call	A+	1,196,010
890	5.000%, 7/01/24	No Opt. Call	A+	1,079,597

	Illinois Finance Authority, Revenue Bonds, Northwest Community Hospital, Series 2008A:
1,580	5.000%, 7/01/17	No Opt. Call	A+	1,622,186
1,175	5.000%, 7/01/18	No Opt. Call	A+	1,249,248

15,000	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.250%, 11/15/22 (Pre-refunded 11/15/17)	11/17 at 100.00	A (4)	15,689,550

	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A:
1,715	5.000%, 11/15/20	No Opt. Call	A	1,952,991
1,100	5.000%, 11/15/21	No Opt. Call	A	1,283,260

1,200	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C, 5.000%, 5/15/17	No Opt. Call	AA–	1,226,172

	Illinois Finance Authority, Revenue Bonds, Presence Health Network, Series 2016C:
4,145	5.000%, 2/15/20	No Opt. Call	BBB	4,524,267
5,485	5.000%, 2/15/21	No Opt. Call	BBB	6,093,177
5,340	5.000%, 2/15/22	No Opt. Call	BBB	6,018,874
4,000	5.000%, 2/15/23	No Opt. Call	BBB	4,559,440

	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2015A:
1,185	5.000%, 11/15/17	No Opt. Call	A+	1,233,893
1,000	5.000%, 11/15/18	No Opt. Call	A+	1,077,360
1,150	5.000%, 11/15/20	No Opt. Call	A+	1,312,495

	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2005:
875	5.000%, 8/15/18 – AGM Insured (ETM)	No Opt. Call	AA (4)	938,674
405	5.250%, 8/15/19 – AGM Insured (ETM)	No Opt. Call	AA (4)	451,745

	Illinois Finance Authority, Revenue Bonds, University of Chicago, Refunding Series 2014A:
1,035	5.000%, 10/01/19	No Opt. Call	AA+	1,151,324
2,110	5.000%, 10/01/20	No Opt. Call	AA+	2,413,228

5,000	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2012A, 5.000%, 10/01/20	No Opt. Call	AA+	5,718,550

2,510	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., University Center Project, Series 2006B, 5.000%, 5/01/25	11/16 at 100.00	BBB+	2,514,970

	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Refunding Series 2015A:
3,000	5.000%, 2/01/18	No Opt. Call	A1	3,146,790
3,000	5.000%, 2/01/19	No Opt. Call	A1	3,251,910
4,025	5.000%, 2/01/20	No Opt. Call	A1	4,492,101
10,820	5.000%, 2/01/21	No Opt. Call	A1	12,395,608
5,000	5.000%, 2/01/22	No Opt. Call	A1	5,856,050
2,600	5.000%, 2/01/25	No Opt. Call	A1	3,177,278

154	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$2,555	Illinois State Department of Employment Security, Unemployment Insurance Fund Building Receipts Revenue Bonds, Series 2012B, 5.000%, 6/15/18	12/16 at 100.00	AA+	$2,568,133

	Illinois State, General Obligation Bonds, February Series 2014:
655	5.000%, 2/01/19	No Opt. Call	BBB+	691,333
1,350	5.000%, 2/01/20	No Opt. Call	BBB+	1,444,189
3,500	5.000%, 2/01/21	No Opt. Call	BBB+	3,798,515
4,175	5.000%, 2/01/22	No Opt. Call	BBB+	4,563,275

	Illinois State, General Obligation Bonds, October Series 2016:
10,000	5.000%, 2/01/20 (WI/DD, Settling 11/02/16)	No Opt. Call	BBB+	10,697,100
8,000	5.000%, 2/01/21 (WI/DD, Settling 11/02/16)	No Opt. Call	BBB+	8,681,920

1,220	Illinois State, General Obligation Bonds, Refunding Series 2007B, 5.250%, 1/01/20	No Opt. Call	BBB+	1,312,610

	Illinois State, General Obligation Bonds, Refunding Series 2010:
5,055	5.000%, 1/01/17 – AGM Insured	No Opt. Call	AA	5,089,020
560	5.000%, 1/01/17	No Opt. Call	BBB+	563,590
4,995	5.000%, 1/01/18 – AGM Insured	No Opt. Call	AA	5,182,113
22,045	5.000%, 1/01/18	No Opt. Call	BBB+	22,803,348
6,780	5.000%, 1/01/24	1/20 at 100.00	BBB+	7,108,966

	Illinois State, General Obligation Bonds, Refunding Series 2012:
5,170	5.000%, 8/01/19	No Opt. Call	BBB+	5,496,072
4,055	5.000%, 8/01/20	No Opt. Call	BBB+	4,371,290

6,975	Illinois State, General Obligation Bonds, Series 2003A, 5.000%, 10/01/19 (Pre-refunded 12/02/16)	12/16 at 100.00	BBB+ (4)	6,998,715

560	Illinois State, General Obligation Bonds, Series 2003, 5.000%, 6/01/19 (Pre-refunded 12/02/16) – NPFG Insured	12/16 at 100.00	AA– (4)	562,072

10	Illinois State, General Obligation Bonds, Series 2004A, 5.000%, 3/01/22 (Pre-refunded 12/02/16)	12/16 at 100.00	BBB	10,037

1,210	Illinois State, General Obligation Bonds, Series 2006A, 5.000%, 6/01/17	No Opt. Call	BBB+	1,234,744

6,400	Illinois State, General Obligation Bonds, Series 2006A, 5.000%, 6/01/23 (Pre-refunded 12/02/16)	12/16 at 100.00	BBB+ (4)	6,421,760

1,005	Illinois State, General Obligation Bonds, Series 2006, 5.000%, 1/01/17	12/16 at 100.00	BBB+	1,007,583

2,550	Illinois State, General Obligation Bonds, Series 2006, 5.000%, 1/01/19 (Pre-refunded 12/02/16) – NPFG Insured	12/16 at 100.00	AA– (4)	2,558,670

1,000	Illinois State, General Obligation Bonds, Series 2007A, 5.000%, 6/01/22 – AGM Insured	6/17 at 100.00	AA	1,018,920

	Illinois State, General Obligation Bonds, Series 2013:
1,500	5.000%, 7/01/17	No Opt. Call	BBB+	1,534,365
3,770	5.000%, 7/01/21	No Opt. Call	BBB+	4,109,639
2,520	5.500%, 7/01/25	7/23 at 100.00	BBB+	2,831,573

	Illinois State, Sales Tax Revenue Bonds, Build Illinois, Junior Lien Series 2013:
4,585	5.000%, 6/15/18	No Opt. Call	AAA	4,875,047
6,200	5.000%, 6/15/19	No Opt. Call	AAA	6,815,226

	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2014A:
1,590	5.000%, 12/01/20	No Opt. Call	AA–	1,824,112
1,710	5.000%, 12/01/21	No Opt. Call	AA–	2,010,396
1,840	5.000%, 12/01/22	No Opt. Call	AA–	2,209,104

11,690	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2014D, 5.000%, 1/01/24	No Opt. Call	AA–	14,264,606

NUVEEN	155

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Kane County Community Unit School District 304 Geneva, Illinois, General Obligation Bonds, Refunding Series 2016:
$2,500	5.000%, 1/01/26	No Opt. Call	AA+	$3,078,175
5,030	5.000%, 1/01/27	1/26 at 100.00	AA+	6,146,509

	Kane, Cook and DuPage Counties School District 46, Elgin, Illinois, General Obligation Bonds, Refunding Series 2015C:
1,000	4.000%, 1/01/18	No Opt. Call	AA–	1,034,820
1,250	5.000%, 1/01/19	No Opt. Call	AA–	1,353,237

695	Lake County Forest Preserve District, Illinois, General Obligation Bonds, Series 2007A, 1.020%, 12/15/16	No Opt. Call	AAA	694,896

1,900	Peoria Public Building Commission, Illinois, School District Facility Revenue Bonds, Peoria County School District 150 Project, Series 2009A, 0.000%, 12/01/22 – AGC Insured	12/18 at 79.62	AA	1,453,861

	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
7,605	5.000%, 6/01/17	No Opt. Call	A	7,781,436
5,425	5.000%, 6/01/18	No Opt. Call	A	5,741,874
10,110	5.000%, 6/01/19	No Opt. Call	A	11,039,614
5,245	5.250%, 6/01/20	No Opt. Call	A	5,931,885
20	5.250%, 6/01/21	No Opt. Call	A	23,196

3,545	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1990A, 7.200%, 11/01/20 – AMBAC Insured	No Opt. Call	AA	3,969,230

4,295	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1994D, 7.750%, 6/01/19 – FGIC Insured	No Opt. Call	AA	4,729,568

	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015:
2,645	5.000%, 3/01/19	No Opt. Call	A	2,870,010
2,305	5.000%, 3/01/20	No Opt. Call	A	2,571,642
1,575	5.000%, 3/01/21	No Opt. Call	A	1,800,461
2,550	5.000%, 3/01/22	No Opt. Call	A	2,981,332

2,365	Sterling, Whiteside County, Illinois, General Obligation Bonds, Alternate Revenue Source, Series 2012, 4.000%, 11/01/19	No Opt. Call	A+	2,545,260

	Will, Grundy, Kendall, LaSalle, Kankakee, Livingston and Cook Counties Community College District 525 Joliet Junior College, Illinois, General Obligation Bond, Series 2008:
1,090	5.750%, 6/01/26	6/18 at 100.00	AA	1,165,286
1,035	5.750%, 6/01/27	6/18 at 100.00	AA	1,105,804

	Winnebago-Boone Counties School District 205 Rockford, Illinois, General Obligation Bonds, Series 2013:
1,435	0.000%, 2/01/21	No Opt. Call	A+	1,315,149
6,220	0.000%, 2/01/22	No Opt. Call	A+	5,556,761
6,655	0.000%, 2/01/23	No Opt. Call	A+	5,766,291
495,957	Total Illinois			531,876,645

	Indiana – 4.8%

	Carmel Local Public Improvement Bond Bank, Indiana, Multipurpose Revenue Bonds, Series 2016:
700	4.000%, 7/15/18	No Opt. Call	AA+	736,085
750	5.000%, 1/15/19	No Opt. Call	AA+	815,400
1,215	5.000%, 7/15/19	No Opt. Call	AA+	1,343,620
1,000	5.000%, 1/15/20	No Opt. Call	AA+	1,123,060
800	5.000%, 7/15/20	No Opt. Call	AA+	912,176

156	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

	Hamilton Southeastern Consolidated School Building Corporation, Hamilton County, Indiana, First Mortgage Bonds, Refunding Series 2015D:
$1,035	5.000%, 1/15/17	No Opt. Call	AA+	$1,044,160
1,190	5.000%, 1/15/18	No Opt. Call	AA+	1,248,298
1,250	5.000%, 7/15/18	No Opt. Call	AA+	1,335,362
2,250	5.000%, 1/15/19	No Opt. Call	AA+	2,442,082
2,000	5.000%, 1/15/20	No Opt. Call	AA+	2,237,940
1,000	5.000%, 7/15/20	No Opt. Call	AA+	1,134,910

	Hobart Building Corporation, Indiana, First Mortgage Revenue Bonds, Refunding Series 2016:
1,515	3.000%, 1/15/18	No Opt. Call	AA+	1,551,496
1,655	4.000%, 7/15/19	No Opt. Call	AA+	1,779,671
1,890	3.000%, 1/15/20	No Opt. Call	AA+	1,991,531
1,540	4.000%, 7/15/20	No Opt. Call	AA+	1,688,071
555	4.000%, 1/15/21	No Opt. Call	AA+	613,819
2,200	5.000%, 1/15/22	No Opt. Call	AA+	2,582,514

1,800	Indiana Development Finance Authority, Solid Waste Disposal Revenue Refunding Bonds, Waste Management Inc. Project, Series 2001, 1.750%, 10/01/31 (Mandatory put 10/01/18) (Alternative Minimum Tax)	No Opt. Call	A–	1,813,914

435	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 6.000%, 10/01/21	10/19 at 100.00	B–	427,279

6,800	Indiana Finance Authority, Environmental Improvement Revenue Bonds, Southern Indiana Gas & Electric Company, Refunding Series 2013D, 1.950%, 3/01/24 (Mandatory put 9/14/17)	No Opt. Call	A	6,861,608

10,170	Indiana Finance Authority, Highway Revenue Bonds, Refunding Series 2016C, 5.000%, 12/01/20	No Opt. Call	AA+	11,728,044

635	Indiana Finance Authority, Hospital Revenue Bonds, Beacon Health System Obligated Group, Series 2013A, 5.000%, 8/15/18	No Opt. Call	AA–	680,034

	Indiana Finance Authority, Hospital Revenue Bonds, Floyd Memorial Hospital and Health Services Project, Refunding Series 2010:
1,495	5.000%, 3/01/19 (ETM)	No Opt. Call	BBB– (4)	1,632,390
2,115	5.000%, 3/01/20 (ETM)	No Opt. Call	BBB– (4)	2,384,091

	Indiana Finance Authority, Hospital Revenue Bonds, Major Hospital Project, Series 2014A:
1,075	4.000%, 10/01/20	No Opt. Call	BBB+	1,173,631
435	4.000%, 10/01/21	No Opt. Call	BBB+	481,884
130	5.000%, 10/01/23	No Opt. Call	BBB+	155,421

	Indiana Finance Authority, Hospital Revenue Bonds, Parkview Health System Obligated Group, Refunding Series 2012A:
865	5.000%, 5/01/19	No Opt. Call	Aa3	946,500
765	5.000%, 5/01/20	No Opt. Call	Aa3	862,614
2,000	5.000%, 5/01/21	No Opt. Call	Aa3	2,317,220

12,310	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013B, 5.000%, 1/01/19 (Alternative Minimum Tax)	1/17 at 100.00	BBB+	12,393,831

2,260	Indiana Finance Authority, Tax-Exempt Private Activity Revenue Bonds, I-69 Section 5 Project, Series 2014, 5.250%, 9/01/26 (Alternative Minimum Tax)	9/24 at 100.00	BB–	2,514,905

	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2014A:
370	5.000%, 10/01/17	No Opt. Call	AA	384,178
520	5.000%, 10/01/18	No Opt. Call	AA	559,796

NUVEEN	157

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)
$350	5.000%, 10/01/19	No Opt. Call	AA	$389,392
775	5.000%, 10/01/20	No Opt. Call	AA	887,336

	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2015A:
1,400	5.000%, 10/01/18	No Opt. Call	AA	1,507,142
1,400	5.000%, 10/01/19	No Opt. Call	AA	1,557,570
680	5.000%, 10/01/20	No Opt. Call	AA	778,566
585	5.000%, 10/01/23	No Opt. Call	AA	714,841
1,000	5.000%, 10/01/24	No Opt. Call	AA	1,236,770
1,800	5.000%, 10/01/25	10/24 at 100.00	AA	2,211,282
1,240	5.000%, 10/01/26	10/24 at 100.00	AA	1,510,332
800	5.000%, 10/01/27	10/24 at 100.00	AA	967,088

4,030	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health, Series 2005A-10, 0.000%, 11/01/27 (Mandatory put 5/01/20)	11/27 at 100.00	AA	4,038,020

3,690	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health, Series 2005A-4, 0.000%, 10/01/27	No Opt. Call	AA+	3,697,343

5,220	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health, Series 2012A-2, 1.600%, 11/15/36 (Mandatory put 2/01/17)	11/36 at 100.00	AA+	5,228,770

25	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health, Series 2012A-2, 1.600%, 11/15/36 (Pre-refunded 2/01/17)	2/17 at 100.00	N/R (4)	25,053

260	Indiana State University Board of Trustees, Indiana State University, Housing and Dining System Revenue Bonds, Series 2014, 4.000%, 4/01/22	No Opt. Call	AA–	294,273

	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Refunding Series 2006:
1,630	5.500%, 7/01/19 – NPFG Insured	No Opt. Call	AA–	1,805,192
3,690	5.500%, 1/01/20 – NPFG Insured	No Opt. Call	AA–	4,143,501

8,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2007B, 5.250%, 7/01/24 – NPFG Insured	No Opt. Call	AA–	9,804,320

	Indianapolis, Indiana, Thermal Energy System Revenue Bonds, Refunding First Lien Series 2014A:
250	4.000%, 10/01/17	No Opt. Call	A	256,952
300	4.000%, 10/01/18	No Opt. Call	A	316,365
285	5.000%, 10/01/19	No Opt. Call	A	315,512
350	5.000%, 10/01/20	No Opt. Call	A	397,995
450	5.000%, 10/01/21	No Opt. Call	A	524,610
450	5.000%, 10/01/22	No Opt. Call	A	536,247
610	5.000%, 10/01/23	No Opt. Call	A	735,196
420	5.000%, 10/01/24	No Opt. Call	A	510,791
505	5.000%, 10/01/25	10/24 at 100.00	A	615,201
745	5.000%, 10/01/26	10/24 at 100.00	A	902,866

	Indianapolis, Indiana, Thermal Energy System Revenue Bonds, Refunding First Lien Series 2016A:
1,910	5.000%, 10/01/21 (WI/DD, Settling 11/22/16)	No Opt. Call	A	2,223,030
4,400	5.000%, 10/01/22 (WI/DD, Settling 11/22/16)	No Opt. Call	A	5,219,104
10,000	5.000%, 10/01/23 (WI/DD, Settling 11/22/16)	No Opt. Call	A	12,036,000

4,080	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public Service Company Project, Series 1988A Remarketed, 5.600%, 11/01/16 – NPFG Insured	No Opt. Call	AA–	4,080,000

158	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

$11,290	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public Service Company Project, Series 2003 Remarketed, 5.700%, 7/01/17 – AMBAC Insured	No Opt. Call	BBB+	$11,633,103

	Knox County, Indiana, Economic Development Revenue and Refunding Bonds, Good Samaritan Hospital Project, Series 2012A:
880	4.000%, 4/01/17	No Opt. Call	Baa2	889,002
400	4.000%, 4/01/18	No Opt. Call	Baa2	412,904
550	3.000%, 4/01/19	No Opt. Call	Baa2	565,802

11,500	Mount Vernon, Indiana, Environmental Improvement Revenue Bonds, Southern Indiana Gas and Electric Company Project, Refunding Series 2015, 2.375%, 9/01/55 (Mandatory put 9/01/20) (Alternative Minimum Tax)	No Opt. Call	Aa3	11,723,675

1,000	Richmond Hospital Authority, Indiana, Revenue Bonds, Reid Hospital Project, Refunding Series 2015A, 5.000%, 1/01/22	No Opt. Call	A	1,161,740

	Vanderburgh County, Indiana, Redevelopment District Tax Increment Revenue bonds, Refunding Series 2014:
250	4.000%, 2/01/18	No Opt. Call	A	258,693
520	4.000%, 2/01/19	No Opt. Call	A	550,846
770	5.000%, 2/01/20	No Opt. Call	A	855,716
640	5.000%, 2/01/21	No Opt. Call	A	729,504
1,595	4.000%, 2/01/24	No Opt. Call	A	1,808,188

7,500	Warrick County, Indiana, Environmental Improvement Revenue Bonds, Southern Indiana Gas and Electric Company, Series 2015, 2.375%, 9/01/55 (Mandatory put 9/01/20) (Alternative Minimum Tax)	No Opt. Call	Aa3	7,645,875

32,285	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc. Project, Series 2008, 1.850%, 6/01/44 (Mandatory put 10/01/19)	No Opt. Call	A2	32,480,647

10,000	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc. Project, Series 2015, 5.000%, 11/01/45 (Mandatory put 11/01/22) (Alternative Minimum Tax)	No Opt. Call	A2	11,704,200

10,320	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc. Project, Series 2016A, 5.000%, 3/01/46 (Mandatory put 3/01/23)	No Opt. Call	A2	12,104,638

	Zionsville Community Schools Building Corporation, Indiana, First Mortgage Bonds, Refunding Series 2014B:
2,020	3.000%, 7/15/19	No Opt. Call	AA–	2,127,383
1,215	4.000%, 1/15/20	No Opt. Call	AA–	1,324,642
220,790	Total Indiana			239,340,753

	Iowa – 0.9%

	Fort Dodge Community School District, Webster County, Iowa, School Infrastructure Sales, Services, and Use Tax Revenue Bonds, Series 2011:
1,150	4.000%, 1/01/18 – AGM Insured	No Opt. Call	AA	1,186,766
1,330	5.000%, 1/01/19 – AGM Insured	No Opt. Call	AA	1,432,689
1,380	5.000%, 1/01/20 – AGM Insured	No Opt. Call	AA	1,526,542
1,245	5.000%, 1/01/22 – AGM Insured	1/21 at 100.00	AA	1,420,346

	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013:
10,330	5.000%, 12/01/19	No Opt. Call	B	10,624,715
6,270	5.500%, 12/01/22	12/18 at 100.00	B	6,361,229

	Iowa State, Special Obligation Bonds, I-Jobs Program, Refunding Series 2016A:
5,185	5.000%, 6/01/19	No Opt. Call	AA	5,710,448
7,500	5.000%, 6/01/20	No Opt. Call	AA	8,521,125

NUVEEN	159

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Iowa (continued)

	Iowa State, Special Obligation Bonds, I-Jobs Program, Series 2009A:
$1,985	5.000%, 6/01/17 (ETM)	No Opt. Call	AA (4)	$2,034,407
3,330	5.000%, 6/01/18 (ETM)	No Opt. Call	AA (4)	3,546,583
39,705	Total Iowa			42,364,850

	Kansas – 0.2%

	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A:
165	5.000%, 1/01/20	No Opt. Call	AA–	184,533
200	5.000%, 1/01/23	1/20 at 100.00	AA–	224,006

1,080	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/20 (ETM)	No Opt. Call	N/R (4)	1,213,056

1,280	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/23 (Pre-refunded 1/01/20)	1/20 at 100.00	N/R (4)	1,435,558

	Topeka Public Building Commission, Kansas, Revenue Bonds, Kansas Department of Administration – 10th and Jackson Projects, Series 2007A:
2,245	5.000%, 6/01/25 – NPFG Insured	6/18 at 102.00	AA–	2,422,557
2,945	5.000%, 6/01/26 – NPFG Insured	6/18 at 102.00	AA–	3,176,477

	Wyandotte County/Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Refunding & Improvement Series 2014A:
625	4.000%, 9/01/18	No Opt. Call	A+	657,756
2,000	5.000%, 9/01/20	No Opt. Call	A+	2,276,860

30	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010, 0.000%, 6/01/21 (Mandatory put 11/12/15) (Pre-refunded 12/01/16)	12/16 at 100.00	N/R (4)	22,907
10,570	Total Kansas			11,613,710

	Kentucky – 2.5%

18,500	Carroll County, Kentucky, Pollution Control Revenue Bonds, Kentucky Utilities Company Project, Refunding Series 2016A, 1.050%, 9/01/42 (Mandatory put 9/01/19)	No Opt. Call	A1	18,307,230

6,405	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Catholic Health Initiatives, Refunding Series 2009B, 0.000%, 5/01/39	No Opt. Call	A–	6,677,789

9,260	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Series 2013A, 5.000%, 7/01/17	No Opt. Call	Baa3	9,504,094

6,000	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 112, Refunding Series 2016B, 5.000%, 11/01/19	No Opt. Call	Aa3	6,657,300

3,750	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.000%, 6/01/18	No Opt. Call	Aa3	3,977,663

15,325	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Series 2009B, 5.000%, 5/15/17	No Opt. Call	AA	15,680,080

	Louisville/Jefferson County Metro Government, Kentucky, Revenue Bonds, Catholic Health Initiatives, Series 2012A:
2,100	3.500%, 12/01/20	No Opt. Call	A–	2,245,761
2,915	5.000%, 12/01/23	6/22 at 100.00	A–	3,356,856
2,970	5.000%, 12/01/24	6/22 at 100.00	A–	3,396,908

160	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kentucky (continued)

$3,580	Louisville-Jefferson County Metropolitan Government, Kentucky, Environmental Facilities Revenue, Louisville Gas & Electric Company Project, Series 2007B, 1.600%, 6/01/33 (Mandatory put 6/01/17)	No Opt. Call	A	$3,592,029

13,500	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2001B, 1.350%, 11/01/27 (Mandatory put 5/01/18) (Alternative Minimum Tax)	No Opt. Call	A1	13,510,260

15,410	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2003A, 1.650%, 10/01/33 (Mandatory put 4/03/17)	No Opt. Call	A1	15,445,443

2,015	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2005A, 2.200%, 2/01/35 (Mandatory put 8/01/19)	No Opt. Call	A1	2,057,214

	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011:
1,025	5.000%, 3/01/18	No Opt. Call	A3	1,074,282
2,670	5.250%, 3/01/19	No Opt. Call	A3	2,894,520
1,135	6.000%, 3/01/20	No Opt. Call	A3	1,288,929
1,095	6.000%, 3/01/21	No Opt. Call	A3	1,279,157

3,090	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2001B, 1.350%, 11/01/27 (Mandatory put 5/01/18) (Alternative Minimum Tax)	No Opt. Call	A1	3,092,348

3,250	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2002A, 1.050%, 9/01/26 (Mandatory put 3/01/18)	No Opt. Call	A1	3,248,408

3,845	Warren County, Kentucky, Hospital Refunding Revenue Bonds, Bowling Green-Warren County Community Hospital Corporation, Series 2013, 5.000%, 4/01/23	No Opt. Call	A+	4,454,625
117,840	Total Kentucky			121,740,896

	Louisiana – 4.5%

1,000	Bossier City, Louisiana, Utility Revenue Bonds, Refunding Series 2014, 4.000%, 10/01/20	No Opt. Call	AA–	1,105,190

14,075	De Soto Parrish, Louisiana, Pollution Control Revenue Bonds, Southwestern Electric Power Company Project, Refunding Series 2010, 1.600%, 1/01/19	No Opt. Call	BBB+	14,103,572

2,140	East Baton Rouge Parish, Louisiana, Sales Tax Revenue Bonds, Road & Street Improvement, Refunding Series 2015, 5.000%, 8/01/22	No Opt. Call	AA–	2,539,110

9,600	East Baton Rouge Sewerage Commission, Louisiana, Revenue Bonds, Variable Rate Demand Obligation Series 2011A, 0.931%, 2/01/46 (Mandatory put 8/01/18)	2/18 at 100.00	AA	9,553,440

	Ernest N. Morial-New Orleans Exhibition Hall Authority, Louisiana, Special Tax Bonds, Refunding Series 2014:
2,500	5.000%, 7/15/19	No Opt. Call	A1	2,751,900
2,070	5.000%, 7/15/20	No Opt. Call	A1	2,342,826

	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2015:
3,000	5.000%, 6/01/17	No Opt. Call	A1	3,070,860
1,745	5.000%, 6/01/18	No Opt. Call	A1	1,850,607
2,325	5.000%, 6/01/19	No Opt. Call	A1	2,546,038
2,095	5.000%, 6/01/20	No Opt. Call	A1	2,356,226
2,000	5.000%, 6/01/21 – AGM Insured	No Opt. Call	AA	2,317,400
1,800	5.000%, 6/01/22 – AGM Insured	No Opt. Call	AA	2,133,558

NUVEEN	161

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2016A:
$29,920	5.000%, 6/01/23	No Opt. Call	A1	$35,967,430
16,500	5.000%, 6/01/24	No Opt. Call	A1	20,109,375

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, East Baton Rouge Parish Road Improvements Project, Series 2015:
1,545	5.000%, 8/01/19	No Opt. Call	AA	1,702,142
2,235	5.000%, 8/01/24	No Opt. Call	AA	2,732,042

510	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Livingston Parish North Park Project, Series 2008, 6.100%, 10/01/19	10/18 at 100.00	A+	551,886

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007A:
2,700	6.500%, 12/15/15 (6)	No Opt. Call	N/R	1,735,155
435	6.000%, 12/15/37 (6)	1/17 at 100.00	N/R	238,698

	Louisiana Public Facilities Authority, Revenue Bonds, Hurricane Recovery Program, Refunding Series 2014:
1,775	5.000%, 6/01/19	No Opt. Call	A1	1,945,808
5,015	5.000%, 6/01/20	No Opt. Call	A1	5,650,952

30	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.250%, 5/15/38	5/17 at 100.00	A–	30,553

	Louisiana Public Facilities Authority, Revenue Bonds, University of New Orleans Research and Technology Foundation, Inc.- Student Housing Project, Refunding Series 2014:
585	5.000%, 9/01/21 – AGM Insured	No Opt. Call	AA	676,061
580	5.000%, 9/01/22 – AGM Insured	No Opt. Call	AA	682,324
1,445	5.000%, 9/01/23 – AGM Insured	No Opt. Call	AA	1,723,596
1,565	5.000%, 9/01/24 – AGM Insured	No Opt. Call	AA	1,886,983

	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A:
620	5.000%, 7/01/18	No Opt. Call	AA–	660,238
1,600	5.000%, 7/01/19	No Opt. Call	AA–	1,759,520
1,100	5.000%, 7/01/20	No Opt. Call	AA–	1,237,676
7,245	5.000%, 7/01/26	7/23 at 100.00	AA–	8,432,890

	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Refunding Series 2012A-1:
20	5.000%, 5/01/19	No Opt. Call	AA	21,976
2,595	5.000%, 5/01/20	No Opt. Call	AA	2,942,834
3,635	5.000%, 5/01/21	No Opt. Call	AA	4,238,374

7,000	Louisiana State, General Obligation Bonds, Refunding Series 2014C, 5.000%, 8/01/22	No Opt. Call	AA	8,310,400

11,430	Louisiana State, General Obligation Bonds, Series 2012A, 5.000%, 8/01/19	No Opt. Call	Aa3	12,619,292

900	Louisiana State, General Obligation Bonds, Series 2012A, 5.000%, 8/01/19 (ETM)	No Opt. Call	N/R (4)	998,217

6,000	Louisiana State, General Obligation Bonds, Series 2014A, 5.000%, 2/01/20	No Opt. Call	AA	6,717,000

6,245	Louisiana State, General Obligation Bonds, Series 2015A, 5.000%, 5/01/23	No Opt. Call	AA	7,502,556

	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2012:
2,860	5.000%, 12/01/19	No Opt. Call	AA–	3,189,644
2,500	5.000%, 12/01/20	No Opt. Call	AA–	2,867,025
3,600	5.000%, 12/01/21	No Opt. Call	AA–	4,227,264

162	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2015:
$750	4.000%, 12/01/17	No Opt. Call	AA–	$775,388
875	4.000%, 12/01/18	No Opt. Call	AA–	928,699
1,005	4.000%, 12/01/19	No Opt. Call	AA–	1,090,505
1,500	5.000%, 12/01/20	No Opt. Call	AA–	1,720,215
1,500	5.000%, 12/01/21	No Opt. Call	AA–	1,761,360

7,130	New Orleans, Louisiana, General Obligation Bonds, Series 1998, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	A+	8,110,660

	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014:
1,850	5.000%, 6/01/17	No Opt. Call	A	1,894,012
1,000	5.000%, 6/01/18	No Opt. Call	A	1,061,230

	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Series 2015:
1,000	5.000%, 6/01/24	No Opt. Call	A	1,204,830
525	5.000%, 6/01/26	6/25 at 100.00	A	633,701

1,100	New Orleans, Louisiana, Water Revenue Bonds, Refunding Series 2014, 5.000%, 12/01/19	No Opt. Call	A–	1,219,130

40	Saint Bernard Parish, Louisiana, Sales and Use Tax Revenue Bonds, Series 2004, 5.000%, 3/01/17 – AGM Insured	1/17 at 100.00	AA	40,148

4,700	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series 2010, 4.000%, 12/01/40 (Mandatory put 6/01/22)	No Opt. Call	BBB	5,145,513

2,295	Shreveport, Louisiana, General Obligation Bonds, Series 2014, 5.000%, 9/01/21	No Opt. Call	A+	2,670,806

	Shreveport, Louisiana, Revenue Bonds, Independence Stadium Project, Refunding Series 2016:
580	5.000%, 3/01/19 (WI/DD, Settling 11/01/16) – BAM Insured	No Opt. Call	AA	626,365
1,000	3.000%, 3/01/21 (WI/DD, Settling 11/01/16) – BAM Insured	No Opt. Call	AA	1,048,960
1,000	5.000%, 3/01/22 (WI/DD, Settling 11/01/16) – BAM Insured	No Opt. Call	AA	1,154,780

	Terrebonne Levee and Conservation District, Louisiana, Public Improvement Sales Tax Bonds, Series 2013:
1,710	5.000%, 7/01/21	No Opt. Call	A+	1,952,187
1,680	5.000%, 7/01/22	No Opt. Call	A+	1,949,203

1,930	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2013A, 5.000%, 5/15/25	1/17 at 100.00	A	1,934,786
199,710	Total Louisiana			224,951,116

	Maine – 0.0%

615	Augusta, Maine, General Obligation Bonds, Refunding Series 2015A, 5.000%, 12/01/18	No Opt. Call	AA	666,408

	Maryland – 2.1%

6,240	Baltimore County, Maryland, General Obligation Bonds, Refunding Consolidated Public Improvement Series 2009, 5.000%, 8/01/18	No Opt. Call	AAA	6,692,587

5,000	Maryland Economic Development Corporation, Revenue Bonds, Constellation Energy Group, Inc. Projects, Adjustable Mode, Refunding Series 2006B, 2.550%, 12/01/25 (Mandatory put 6/01/20)	No Opt. Call	BBB	5,067,700

	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of Maryland, College Park Project, Refunding Series 2016:
835	4.000%, 6/01/18 – AGM Insured	No Opt. Call	AA	875,414
675	4.000%, 6/01/19 – AGM Insured	No Opt. Call	AA	726,212
660	4.000%, 6/01/20 – AGM Insured	No Opt. Call	AA	725,512
725	4.000%, 6/01/21 – AGM Insured	No Opt. Call	AA	812,218

NUVEEN	163

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maryland (continued)

	Maryland Health and Higher Educational Facilities Authority, Maryland, Hospital Revenue Bonds, Meritus Medical Center, Series 2015:
$540	5.000%, 7/01/21	No Opt. Call	BBB	$624,996
1,000	5.000%, 7/01/22	No Opt. Call	BBB	1,176,950
250	5.000%, 7/01/23	No Opt. Call	BBB	297,793
500	5.000%, 7/01/24	No Opt. Call	BBB	600,610

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2014:
6,190	5.000%, 7/01/18	No Opt. Call	BBB	6,577,432
4,000	5.000%, 7/01/19	No Opt. Call	BBB	4,379,400

5,155	Maryland State, General Obligation Bonds, State & Local Facilities Loan, Second Series 2008, 5.000%, 7/15/18	No Opt. Call	AAA	5,519,768

14,530	Maryland State, General Obligation Bonds, State & Local Facilities Loan, Third Series 2009C, 5.000%, 11/01/17	No Opt. Call	AAA	15,153,482

	Maryland State, General Obligation Bonds, State and Local Facilities Loan, Second Series 2015A-2:
6,835	5.000%, 8/01/19	No Opt. Call	AAA	7,591,088
27,740	5.000%, 8/01/20	No Opt. Call	AAA	31,796,975

10,045	Montgomery County, Maryland, General Obligation Bonds, Consolidated Public Improvement Series 2014A, 5.000%, 11/01/18	No Opt. Call	AAA	10,872,708

5,010	Montgomery County, Maryland, General Obligation Bonds, Refunding Consolidated Public Improvement Series 2011A, 5.000%, 7/01/19	No Opt. Call	AAA	5,548,575
95,930	Total Maryland			105,039,420

	Massachusetts – 1.8%

	Massachusetts Development Finance Agency Revenue Bonds, Lawrence General Hospital Issue, Series 2014A:
595	5.000%, 7/01/19	No Opt. Call	BBB–	637,025
375	5.000%, 7/01/20	No Opt. Call	BBB–	407,569
555	5.000%, 7/01/21	No Opt. Call	BBB–	609,956
690	5.000%, 7/01/22	No Opt. Call	BBB–	767,867
625	5.000%, 7/01/23	No Opt. Call	BBB–	702,419
735	5.000%, 7/01/24	No Opt. Call	BBB–	831,226
795	5.000%, 7/01/25	7/24 at 100.00	BBB–	894,470

	Massachusetts Development Finance Agency, Revenue Bonds, Harvard University, Series 2016A:
4,000	5.000%, 7/15/19	No Opt. Call	AAA	4,435,840
6,500	5.000%, 7/15/20	No Opt. Call	AAA	7,440,290
2,500	4.000%, 7/15/20	No Opt. Call	AAA	2,770,950

720	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard University, Refunding Series 2009A, 5.000%, 11/15/18	No Opt. Call	AAA	780,422

305	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard University, Refunding Series 2009A, 5.000%, 11/15/18 (ETM)	No Opt. Call	N/R (4)	330,532

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Eye and Ear Infirmary, Series 2010C:
1,815	5.000%, 7/01/18	No Opt. Call	BBB–	1,922,394
1,000	5.000%, 7/01/19	No Opt. Call	BBB–	1,089,900
1,000	5.000%, 7/01/20	No Opt. Call	BBB–	1,118,130

164	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Massachusetts (continued)

$4,000	Massachusetts Health and Educational Facilities Authority, Variable Rate Demand Revenue Bonds, University of Massachusetts Issue, Series 2000A, 1.150%, 11/01/30 (Mandatory put 4/01/19)	No Opt. Call	AA	$4,003,040

20,085	Massachusetts State, General Obligation Bonds, Consolidated Loan Series 2014D-1, 1.050%, 8/01/43 (Mandatory put 7/01/20)	No Opt. Call	AA+	19,884,351

12,900	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2002C, 5.500%, 11/01/17 – AGM Insured	No Opt. Call	AA+	13,513,653

3,200	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2015C, 5.000%, 7/01/19	No Opt. Call	AA+	3,535,936

14,000	Massachusetts State, General Obligation Bonds, Refunding Series 2015A, 5.000%, 7/01/23	No Opt. Call	AA+	17,167,220

	Norwood, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series 2009A:
2,420	4.000%, 8/15/17	No Opt. Call	AA+	2,482,557
2,420	4.000%, 8/15/18	No Opt. Call	AA+	2,554,141
81,235	Total Massachusetts			87,879,888

	Michigan – 2.0%

1,500	Detroit-Wayne County Stadium Authority, Michigan, Wayne County Limited Tax General Obligation Bonds, Building Authority Stadium Refunding Series 2012, 5.000%, 10/01/19 – AGM Insured	No Opt. Call	AA	1,633,305

1,780	Lake Orion Community School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2012, 4.000%, 5/01/18	No Opt. Call	AA–	1,860,403

	Marquette, Michigan, Electric Utility System Revenue Bonds, Refunding Series 2016A:
1,100	5.000%, 7/01/20	No Opt. Call	A	1,245,673
1,100	5.000%, 7/01/21	No Opt. Call	A	1,277,727

4,575	Michigan Finance Authority, Revenue Bonds, Ascension Senior Credit Group, Refunding Series 2016E-1, 1.100%, 11/15/46 (Mandatory put 8/15/19)	No Opt. Call	AA+	4,563,746

8,790	Michigan Finance Authority, Unemployment Obligation Assessment Revenue Bonds, Series 2012B, 5.000%, 7/01/21	7/18 at 100.00	AAA	9,386,226

3,195	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Group, Series 2010B, 5.000%, 11/15/17	No Opt. Call	AA+	3,332,768

10,010	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit Group, Refunding and Project Series 2010F, 1.500%, 11/15/47 (Mandatory put 3/15/17)	No Opt. Call	AA+	10,031,722

18,555	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit Group, Refunding Series 2010F, 2.000%, 11/15/47 (Mandatory put 5/30/18)	No Opt. Call	AA+	18,818,852

1,040	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2009B-2, 4.375%, 10/01/19	10/18 at 100.00	AA	1,056,110

6,030	Michigan State Trunk Line Fund Refunding Bonds, Series 2009, 5.000%, 11/01/20	11/19 at 100.00	AA+	6,733,158

1,605	Michigan State, General Obligation Bonds, Environmental Program, Series 2009A, 5.500%, 11/01/21 (Pre-refunded 5/01/19)	5/19 at 100.00	Aa1 (4)	1,784,792

8,000	Michigan Strategic Fund, Limited Obligation Pollution Control Revenue Refunding Bonds, Detroit Edison Company, Series 1995CC, 1.450%, 9/01/30 (Mandatory put 9/01/21)	No Opt. Call	Aa3	7,905,760

8,000	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Detroit Edison Project, Refunding Series 2008, 0.000%, 8/01/29	No Opt. Call	Aa3	7,905,760

NUVEEN	165

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

	Plymouth-Canton Community School District, Wayne and Washtenaw Counties, Michigan, General Obligation Bonds, Refunding Series 2012A:
$1,100	4.000%, 5/01/19	No Opt. Call	Aa1	$1,178,177
1,000	5.000%, 5/01/21	No Opt. Call	Aa1	1,156,800

	Plymouth-Canton Community School District, Wayne and Washtenaw Counties, Michigan, General Obligation Bonds, School Building & Site Series 2013A:
765	5.000%, 5/01/19	No Opt. Call	Aa3	838,172
1,000	5.000%, 5/01/20	No Opt. Call	Aa3	1,127,660

2,500	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2014D, 5.000%, 9/01/22	No Opt. Call	A1	2,975,875

4,975	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2011, 5.000%, 5/01/19	No Opt. Call	Aa1	5,450,859

8,150	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2010C, 5.000%, 12/01/16	No Opt. Call	A	8,178,851
94,770	Total Michigan			98,442,396

	Minnesota – 0.7%

	Cass Lake Independent School District 115, Minnesota, General Obligation Bonds, School Building Refunding Series 2010A:
745	4.000%, 2/01/23	2/20 at 100.00	AA+	806,664
1,615	5.000%, 2/01/25	2/20 at 100.00	AA+	1,798,819
1,690	5.000%, 2/01/26	2/20 at 100.00	AA+	1,880,074

1,670	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2014A, 5.000%, 1/01/24	No Opt. Call	A+	2,042,844

1,390	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint Thomas, Series 2016-8M, 4.000%, 4/01/18	No Opt. Call	A2	1,449,409

	Minnesota Public Facilities Authority, State Clean Water Revolving Fund Revenue Bonds, Series 2016A:
4,130	5.000%, 3/01/19	No Opt. Call	AAA	4,521,111
8,665	5.000%, 3/01/20	No Opt. Call	AAA	9,803,494

4,000	Minnesota State, General Obligation Bonds, State Trunk Highway Series 2009E, 4.500%, 8/01/18	No Opt. Call	AAA	4,254,000

895	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Series 2013A, 5.000%, 1/01/23	No Opt. Call	A–	1,072,416

2,825	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Refunding Series 2014B, 5.000%, 5/01/22	No Opt. Call	A1	3,353,642

	Sartell Independent School District 748, Stearns County, Minnesota, General Obligation Bonds, School Building Series 2016A:
1,225	3.000%, 2/01/19	No Opt. Call	Aa2	1,280,064
1,560	3.000%, 2/01/20	No Opt. Call	Aa2	1,656,065
1,415	3.000%, 2/01/21	No Opt. Call	Aa2	1,521,111
31,825	Total Minnesota			35,439,713

	Mississippi – 0.5%

20,835	Mississippi Business Finance Corporation, Revenue Bonds, Mississippi Power Company Project, First Series 2010, 1.625%, 12/01/40 (Mandatory put 1/01/18)	No Opt. Call	BBB+	20,928,758

166	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Mississippi (continued)

$3,670	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2015A, 5.000%, 9/01/24	No Opt. Call	A–	$4,368,218
24,505	Total Mississippi			25,296,976

	Missouri – 1.3%

685	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Shoal Creek Parkway Project, Series 2011, 6.500%, 6/01/25 (Pre-refunded 12/12/16)	12/16 at 100.00	N/R (4)	683,897

	Metropolitan St. Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Series 2011B:
2,520	4.000%, 5/01/23	5/21 at 100.00	AAA	2,838,830
2,695	4.000%, 5/01/24	5/21 at 100.00	AAA	3,020,017

	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013:
550	5.000%, 5/01/19	No Opt. Call	BBB+	594,809
440	5.000%, 5/01/20	No Opt. Call	BBB+	484,827
1,000	5.000%, 5/01/21	No Opt. Call	BBB+	1,121,630
2,545	4.000%, 5/01/22	No Opt. Call	BBB+	2,765,066
1,320	5.000%, 5/01/23	No Opt. Call	BBB+	1,517,155

1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services, Series 2007A, 4.875%, 2/01/19 (Pre-refunded 2/01/17)	2/17 at 100.00	BBB+ (4)	1,008,640

	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A:
2,285	5.000%, 1/01/25	No Opt. Call	A	2,789,437
5,000	5.000%, 1/01/26	1/25 at 100.00	A	6,045,300

	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Refunding Series 2013:
815	5.000%, 7/01/17	No Opt. Call	A–	837,535
765	5.000%, 7/01/18	No Opt. Call	A–	814,518

	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Refunding Series 2015:
1,700	5.000%, 7/01/20	No Opt. Call	A–	1,914,710
1,575	5.000%, 7/01/21	No Opt. Call	A–	1,811,770
1,000	5.000%, 7/01/22	No Opt. Call	A–	1,173,710
1,085	5.000%, 7/01/23	No Opt. Call	A–	1,293,179

	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005:
8,185	5.500%, 7/01/17 – NPFG Insured	No Opt. Call	AA–	8,438,489
12,055	5.500%, 7/01/18 – NPFG Insured	No Opt. Call	AA–	12,945,021

1,750	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2007A, 5.000%, 7/01/17 – AGM Insured	No Opt. Call	AA	1,799,105

8,825	Sikeston, Missouri, Electric System Revenue Refunding Bonds, Series 2012, 5.000%, 6/01/17	No Opt. Call	BBB	9,003,089
57,795	Total Missouri			62,900,734

	Montana – 0.5%

26,600	Forsyth, Rosebud County, Montana, Pollution Control Revenue Refunding Bonds, Northwestern Corporation Colstrip Project, Series 2016, 2.000%, 8/01/23	No Opt. Call	A1	26,412,470

NUVEEN	167

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nebraska – 1.0%

$4,415	Douglas County Hospital Authority 2, Nebraska, Hospital Revenue Bonds, Madonna Rehabilitation Hospital Project, Series 2014, 5.000%, 5/15/21	No Opt. Call	BBB+	$5,044,756

	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015:
925	4.000%, 11/01/18	No Opt. Call	A–	974,423
1,000	5.000%, 11/01/22	No Opt. Call	A–	1,174,170

	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2012:
600	4.000%, 6/15/18	No Opt. Call	AA–	629,322
800	5.000%, 6/15/19	No Opt. Call	AA–	880,696

	Lancaster County School District 1, Lincoln, Nebraska, General Obligation Bonds, Refunding Series 2009:
3,220	3.000%, 1/15/18	No Opt. Call	AAA	3,305,040
2,520	3.000%, 1/15/19	No Opt. Call	AAA	2,634,584

1,000	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012, 3.500%, 11/01/27	No Opt. Call	A–	1,028,520

1,700	Nebraska Public Power District, General Revenue Bonds, Series 2015A-2, 5.000%, 1/01/24	1/22 at 100.00	A+	2,003,042

	Public Power Generation Agency, Nebraska, Whelan Energy Center Unit 2 Revenue Bonds, Refunding Series 2015A:
6,245	5.000%, 1/01/18	No Opt. Call	A2	6,533,956
2,125	5.000%, 1/01/19	No Opt. Call	A2	2,295,255
2,500	5.000%, 1/01/20	No Opt. Call	A2	2,770,375

3,110	University of Nebraska Facilities Corporation, UNMC Cancer Center Bonds, Series 2014A, 5.000%, 2/15/21	No Opt. Call	Aa1	3,607,134

17,560	Washington County, Nebraska, Wastewater and Solid Waste Disposal Facilities Revenue Bonds, Cargill Inc. Project, Variable Rate Demand Series 2012, 2.375%, 9/01/30 (Mandatory put 9/01/20) (Alternative Minimum Tax)	No Opt. Call	A	17,977,401
47,720	Total Nebraska			50,858,674

	Nevada – 1.0%

	Clark County, Nevada, Airport Revenue Bonds, Jet Aviation Fuel Tax, Refunding Series 2013A:
1,000	5.000%, 7/01/20 (Alternative Minimum Tax)	No Opt. Call	A+	1,125,160
2,000	5.000%, 7/01/21 (Alternative Minimum Tax)	No Opt. Call	A+	2,292,420

25,755	Clark County, Nevada, General Obligation Bonds, Bond Bank Refunding Series 2016A, 5.000%, 11/01/19	No Opt. Call	Aa1	28,751,594

1,750	Humboldt County, Nevada, Pollution Control Revenue Bonds, Sierra Pacific Power Company Projects, Refunding Series 2016A, 0.000%, 10/01/29	No Opt. Call	A+	1,749,685

5,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water & Refunding Series 2011C, 5.000%, 6/01/24	6/21 at 100.00	Aa1	5,816,700

	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 607 Providence, Refunding Series 2013:
865	3.000%, 6/01/17	No Opt. Call	N/R	868,079
165	4.000%, 6/01/18	No Opt. Call	N/R	168,544

10,000	Washoe County, Nevada, Gas Facilities Revenue Bonds, Sierra Pacific Power Company Projects, Refunding Series 2016A, 0.000%, 8/01/31 (Alternative Minimum Tax)	No Opt. Call	A+	9,988,900
46,535	Total Nevada			50,761,082

168	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Hampshire – 0.1%

	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Elliot Hospital, Series 2016:
$450	5.000%, 10/01/18 (WI/DD, Settling 11/15/16)	No Opt. Call	Baa1	$478,400
600	5.000%, 10/01/19 (WI/DD, Settling 11/15/16)	No Opt. Call	Baa1	654,390
1,250	5.000%, 10/01/20 (WI/DD, Settling 11/15/16)	No Opt. Call	Baa1	1,395,663
1,165	5.000%, 10/01/21 (WI/DD, Settling 11/15/16)	No Opt. Call	Baa1	1,325,758
3,465	Total New Hampshire			3,854,211

	New Jersey – 4.5%

260	Bayonne Redevelopment Agency, New Jersey, Revenue Bonds, Royal Caribbean Cruises Project, Series 2006A, 4.750%, 11/01/16 (Alternative Minimum Tax)	No Opt. Call	BB+	260,000

245	Bergen County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Bergen County Guaranteed, Series 2014B, 5.000%, 2/15/19	No Opt. Call	Aaa	266,491

3,890	Casino Reinvestment Development Authority, New Jersey, Parking Revenue Bonds, Series 2005A, 5.250%, 6/01/20 – NPFG Insured	1/17 at 100.00	AA–	3,902,643

	Millville, New Jersey, General Obligation Bonds, Improvement Series 2011:
1,000	5.000%, 11/01/16 – AGM Insured	No Opt. Call	AA	1,000,000
1,445	5.000%, 11/01/19 – AGM Insured	No Opt. Call	AA	1,588,489
920	5.000%, 11/01/20 – AGM Insured	No Opt. Call	AA	1,033,381

345	Monmouth County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Series 2007, 5.000%, 12/01/16 – AMBAC Insured	No Opt. Call	N/R	346,114

5	Monmouth County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Series 2007, 5.000%, 12/01/16 – AMBAC Insured (ETM)	No Opt. Call	N/R (4)	5,018

	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
6,565	5.000%, 6/15/17	No Opt. Call	BBB+	6,694,134
8,510	5.000%, 6/15/18	No Opt. Call	BBB+	8,908,864
5,000	5.000%, 6/15/19	No Opt. Call	BBB+	5,357,600
245	4.000%, 6/15/19	No Opt. Call	BBB+	256,630
10,990	5.000%, 6/15/20	No Opt. Call	BBB+	11,998,113
2,810	5.000%, 6/15/21	No Opt. Call	BBB+	3,119,353
1,370	5.000%, 6/15/22	No Opt. Call	BBB+	1,544,182
520	5.000%, 6/15/22	No Opt. Call	AA	596,809
6,565	5.000%, 6/15/23	6/22 at 100.00	BBB+	7,367,112
4,500	5.000%, 6/15/24	6/22 at 100.00	BBB+	5,014,035
8,570	5.000%, 6/15/25	6/22 at 100.00	BBB+	9,494,703
6,000	5.000%, 6/15/26	6/22 at 100.00	BBB+	6,615,240
685	4.250%, 6/15/27	6/22 at 100.00	BBB+	714,482

25,000	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2015XX, 5.000%, 6/15/21	No Opt. Call	A3	27,520,250

2,450	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University Issue, Series 2007A, 5.250%, 7/01/21 – NPFG Insured	No Opt. Call	AA	2,629,512

340	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 7.500%, 12/01/32 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (4)	395,648

	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011:
4,060	5.000%, 7/01/18	No Opt. Call	BB+	4,231,332
4,260	5.000%, 7/01/19	No Opt. Call	BB+	4,528,423

NUVEEN	169

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

$3,025	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hackensack University Medical Center, Refunding Series 2010B, 5.000%, 1/01/20	No Opt. Call	A+	$3,371,574

410	New Jersey Highway Authority, Senior Revenue Bonds, Garden State Parkway, Series 1989, 6.000%, 1/01/19 – NPFG Insured (ETM)	No Opt. Call	Aaa	434,752

10,000	New Jersey Transit Corporation, Grant Anticipation Notes, Federal Transit Administration Section 5307 Urbanized Area Formula Funds, Series 2014A, 5.000%, 9/15/18	No Opt. Call	A	10,566,900

	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2016A-1&2:
25,000	5.000%, 6/15/21 (WI/DD, Settling 11/02/16)	6/18 at 100.00	A+	26,164,250
7,500	5.000%, 6/15/24 (WI/DD, Settling 11/02/16)	6/18 at 100.00	A+	7,832,100

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D:
5,070	5.000%, 12/15/17	No Opt. Call	A3	5,276,552
9,750	5.000%, 12/15/18	No Opt. Call	A3	10,400,520

6,105	New Jersey Turnpike Authority, Revenue Bonds, Series 2012B, 5.000%, 1/01/19	No Opt. Call	A+	6,618,797

1,125	Parsippany-Troy Hills Township, New Jersey, General Obligation Bonds, Refunding Series 2012, 4.000%, 7/15/20	No Opt. Call	AA	1,234,463

1,700	Passaic Valley Sewer Commissioners, New Jersey, Sewer Revenue Bonds, Series 2010G, 5.750%, 12/01/22	No Opt. Call	A3	2,049,792

4,215	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Chambers Project, Refunding Series 2014A, 5.000%, 12/01/23 (Alternative Minimum Tax)	No Opt. Call	BBB–	4,775,553

	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Bonds, Refunding Series 2012Q:
3,080	3.000%, 1/01/18	No Opt. Call	A3	3,116,714
4,850	3.000%, 1/01/19	No Opt. Call	A3	4,927,455

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
180	5.000%, 6/01/17	No Opt. Call	Aaa	184,514
6,710	5.000%, 6/01/18	6/17 at 100.00	Aa1	6,875,066
4,265	4.500%, 6/01/23	6/17 at 100.00	Baa3	4,325,606
10,440	4.625%, 6/01/26	6/17 at 100.00	B+	10,489,068
209,975	Total New Jersey			224,032,234

	New Mexico – 2.3%

1,100	Albuquerque Benralillo County Water Utility Authority, New Mexico, Joint Water and Sewer System Revenue Bonds, Refunding Subordinate Lien Series 2014B, 5.000%, 7/01/19	No Opt. Call	AA	1,214,873

	Albuquerque, New Mexico, General Obligation Bonds, General Purpose Series 2016A:
6,000	5.000%, 7/01/19	No Opt. Call	AAA	6,639,960
6,000	5.000%, 7/01/20	No Opt. Call	AAA	6,847,860

6,600	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico San Juan and Four Corners Projects, Refunding Series 2016A, 1.875%, 4/01/33 (Mandatory put 10/01/21)	No Opt. Call	BBB+	6,575,316

26,000	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico San Juan and Four Corners Projects, Refunding Series 2016B, 1.875%, 4/01/33 (Mandatory put 10/01/21)	No Opt. Call	BBB+	25,902,760

170	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Mexico (continued)

$7,285	Farmington, New Mexico, Pollution Control Revenue Bonds, Southern California Edison Company – Four Corners Project, Refunding Series 2005A, 1.875%, 4/01/29 (Mandatory put 4/01/20)	No Opt. Call	Aa3	$7,397,553

10,050	Farmington, New Mexico, Pollution Control Revenue Bonds, Southern California Edison Company – Four Corners Project, Refunding Series 2005B, 1.875%, 4/01/29 (Mandatory put 4/01/20)	No Opt. Call	Aa3	10,191,806

3,275	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Senior Lien Series 2016A, 5.000%, 6/01/19	No Opt. Call	AAA	3,616,648

15,340	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding Sub-Series 2014A, 5.000%, 11/01/39 (Mandatory put 8/01/19)	8/19 at 100.00	Aa3	16,837,337

	San Juan County, New Mexico, Gross Receipts Tax Revenue Bonds, Refunding Series 2015A:
845	4.000%, 6/15/18	No Opt. Call	A+	883,524
1,340	5.000%, 6/15/19	No Opt. Call	A+	1,468,948
1,305	5.000%, 6/15/20	No Opt. Call	A+	1,469,574
1,455	5.000%, 6/15/21	No Opt. Call	A+	1,680,016
1,510	5.000%, 6/15/22	No Opt. Call	A+	1,773,344
1,565	5.000%, 6/15/23	No Opt. Call	A+	1,869,737
1,625	5.000%, 6/15/24	No Opt. Call	A+	1,965,470
1,690	5.000%, 6/15/25	No Opt. Call	A+	2,066,397
1,760	5.000%, 6/15/26	6/25 at 100.00	A+	2,133,190

14,955	State of New Mexico, State Severance Tax Revenue Bonds, Series 2014A, 5.000%, 7/01/23 (Pre-refunded 7/01/19)	7/19 at 100.00	Aa2 (4)	16,543,819
109,700	Total New Mexico			117,078,132

	New York – 5.8%

500	Buffalo and Fort Erie Public Bridge Authority, New York, Toll Bridge System Revenue Bonds, Refunding Series 2014, 5.000%, 1/01/22	No Opt. Call	A+	588,315

1,595	Dormitory Authority of the State of New York, Mental Health Services Facilities Improvement Revenue Bonds, Series 2010A, 5.000%, 8/15/19	No Opt. Call	AA	1,768,153

5	Dormitory Authority of the State of New York, Mental Health Services Facilities Improvement Revenue Bonds, Series 2010A, 5.000%, 8/15/19 (ETM)	No Opt. Call	N/R (4)	5,556

1,275	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan-Kettering Cancer Center, Series 2012-1, 5.000%, 7/01/23	1/22 at 100.00	AA	1,515,261

355	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2014, 5.000%, 7/01/23	No Opt. Call	A–	432,287

12,195	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012A, 5.000%, 12/15/21	No Opt. Call	AAA	14,411,685

5	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012A, 5.000%, 12/15/21 (ETM)	No Opt. Call	N/R (4)	5,940

3,335	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2014A, 5.000%, 2/15/21	No Opt. Call	AAA	3,854,860

	Dormitory Authority of the State of New York, State Personal Income tax Revenue Bonds, General Purpose, Series 2016D:
8,505	5.000%, 2/15/19	No Opt. Call	AAA	9,279,380
16,000	5.000%, 2/15/20	No Opt. Call	AAA	17,982,240

NUVEEN	171

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
$400	0.000%, 6/01/19 – AGM Insured	No Opt. Call	AA	$385,048
515	0.000%, 6/01/21 – AGM Insured	No Opt. Call	AA	478,141
590	0.000%, 6/01/22 – AGM Insured	No Opt. Call	AA	539,225
1,305	0.000%, 6/01/23 – AGM Insured	No Opt. Call	AA	1,161,489

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006E:
215	5.000%, 12/01/17 (Pre-refunded 12/01/16) – NPFG Insured	12/16 at 100.00	AA– (4)	215,772
150	5.000%, 12/01/17 (Pre-refunded 12/01/16) – NPFG Insured	12/16 at 100.00	AA– (4)	150,539
10	5.000%, 12/01/22 (Pre-refunded 12/01/16)	12/16 at 100.00	A– (4)	10,036

190	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006E, 5.000%, 12/01/22 (Pre-refunded 12/01/16)	12/16 at 100.00	N/R (4)	190,682

	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2009A:
610	5.000%, 4/01/18 (ETM)	No Opt. Call	A– (4)	645,612
3,805	5.000%, 4/01/19 (ETM)	No Opt. Call	A– (4)	4,169,405

1,250	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2009A, 5.500%, 4/01/22	4/19 at 100.00	A–	1,361,750

8,865	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F, 5.000%, 5/01/17 – NPFG Insured	No Opt. Call	AA–	9,050,013

1,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012B, 5.000%, 9/01/21	No Opt. Call	A–	1,164,770

5,135	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012H, 5.000%, 11/15/20	No Opt. Call	AA–	5,879,113

	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014B:
2,010	5.000%, 7/01/23	No Opt. Call	BBB+	2,406,774
1,000	5.000%, 7/01/24	No Opt. Call	BBB+	1,210,660
650	5.000%, 7/01/25	7/24 at 100.00	BBB+	775,223
1,000	5.000%, 7/01/26	7/24 at 100.00	BBB+	1,183,760
1,500	5.000%, 7/01/27	7/24 at 100.00	BBB+	1,756,695

7,500	New York City Trust for Cultural Resources, New York, Revenue Bonds, Museum of Modern Art, Series 2016-1E, 4.000%, 2/01/23	No Opt. Call	AA	8,712,825

10,300	New York City, New York, General Obligation Bonds, Fiscal 2010 Series C, 5.000%, 8/01/17	No Opt. Call	AA	10,633,926

16,875	New York City, New York, General Obligation Bonds, Fiscal 2014 Series J, 5.000%, 8/01/19	No Opt. Call	AA	18,678,431

30,555	New York City, New York, General Obligation Bonds, Fiscal 2015 Series A, 5.000%, 8/01/18	No Opt. Call	AA	32,715,544

12,180	New York City, New York, General Obligation Bonds, Fiscal 2016 Series C, 5.000%, 8/01/21	No Opt. Call	AA	14,253,158

12,980	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, New York State Electric and Gas Corporation, Series 2005A, 2.375%, 7/01/26 (Mandatory put 5/01/20) (Alternative Minimum Tax)	No Opt. Call	AA–	13,296,582

2,190	New York State Environmental Facilities Corporation, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Refunding Series 2013, 2.750%, 7/01/17	No Opt. Call	A–	2,213,477

172	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$43,395	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2013A, 5.000%, 5/01/19	No Opt. Call	A–	$47,647,710

6,960	New York State Thruway Authority, Local Highway and Bridge Service Contract Bonds, Series 2009, 5.000%, 4/01/18	No Opt. Call	AA	7,372,450

2,845	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2011B, 5.000%, 6/01/18	No Opt. Call	AA	3,025,999

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2013B:
1,545	5.000%, 6/01/21	6/17 at 100.00	AA	1,581,709
6,230	5.000%, 6/01/22	6/17 at 100.00	AA	6,377,651

8,145	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2009C, 5.000%, 12/15/18	No Opt. Call	AAA	8,840,583

	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014:
500	5.000%, 7/01/25	7/24 at 100.00	BBB+	589,385
500	5.000%, 7/01/27	7/24 at 100.00	BBB+	581,780

16,120	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Series 2012B, 4.000%, 11/15/20	No Opt. Call	AA–	17,917,864

	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
745	4.750%, 6/01/22	6/22 at 100.00	BBB–	745,641
3,685	5.000%, 6/01/26	1/17 at 100.00	BB–	3,684,779

	Yonkers, New York, General Obligation Bonds, Refunding Series 2012C:
2,440	3.000%, 8/15/22	No Opt. Call	A	2,592,842
2,510	3.000%, 8/15/23	No Opt. Call	A	2,641,474
262,170	Total New York			286,682,194

	North Carolina – 0.9%

3,345	Cape Fear Public Utility Authority, North Carolina, Water & Sewer System Revenue Bonds, Refunding Series 2016, 5.000%, 8/01/20	No Opt. Call	AA+	3,825,309

2,125	Fayetteville Public Works Commission, North Carolina, Revenue Bonds, Refunding Series 2009A, 5.000%, 3/01/18	No Opt. Call	AA	2,242,725

3,050	Mecklenburg County Public Facilities Corporation, North Carolina, Limited Obligation Bonds, Refunding Series 2009, 5.000%, 3/01/18	No Opt. Call	AA+	3,213,114

	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University Health System, Refunding Series 2016A:
9,140	5.000%, 6/01/19	No Opt. Call	AA	10,071,640
2,375	5.000%, 6/01/20	No Opt. Call	AA	2,700,304

2,950	North Carolina Medical Care Commission, Hospital Revenue Bonds, CaroMont Health, Series 2008, 4.000%, 2/15/17 – AGC Insured	No Opt. Call	AA	2,977,848

	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2015A:
2,030	5.000%, 1/01/25	No Opt. Call	A	2,503,904
3,000	5.000%, 1/01/26	No Opt. Call	A	3,730,410
2,755	5.000%, 1/01/27	1/26 at 100.00	A	3,407,604

615	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2015B, 5.000%, 1/01/23	No Opt. Call	A	740,915

NUVEEN	173

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Carolina (continued)

	North Carolina State, Capital Improvement Limited Obligation Bonds, Series 2009A:
$1,035	5.000%, 5/01/19	No Opt. Call	AA+	$1,137,506
5,195	5.000%, 5/01/20	5/19 at 100.00	AA+	5,705,928

3,605	North Carolina State, Capital Improvement Limited Obligation Bonds, Series 2009A, 5.000%, 5/01/21 (Pre-refunded 5/01/19)	5/19 at 100.00	AA+ (4)	3,960,309

235	Wilmington, North Carolina, Limited Obligation Bonds, Refunding Series 2014A, 5.000%, 6/01/20	No Opt. Call	AA+	266,669
41,455	Total North Carolina			46,484,185

	North Dakota – 0.8%

300	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Series 2014A, 5.000%, 7/01/21 (ETM)	No Opt. Call	N/R (4)	349,875

100	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Series 2014A, 5.000%, 7/01/22 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	117,169

3,145	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System, Series 2007, 5.500%, 12/01/17	No Opt. Call	A–	3,260,610

1,000	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2006, 5.125%, 7/01/18	1/17 at 100.00	BBB–	1,003,310

1,130	West Fargo, North Dakota, General Obligation Bonds, Refunding & Improvement Series 2012C, 3.000%, 5/01/17	No Opt. Call	A1	1,141,526

	Williston, North Dakota, County-Wide Public Safety Sales Tax Revenue Bonds, Series 2015A:
1,795	4.000%, 7/15/18	No Opt. Call	A	1,875,380
1,000	4.000%, 7/15/19	No Opt. Call	A	1,067,230
2,105	4.000%, 7/15/20	No Opt. Call	A	2,281,083
2,185	4.000%, 7/15/21	No Opt. Call	A	2,402,823
2,275	4.000%, 7/15/22	No Opt. Call	A	2,529,846
2,365	5.000%, 7/15/23	7/22 at 100.00	A	2,743,187
2,485	5.000%, 7/15/24	7/22 at 100.00	A	2,853,352
5,485	5.000%, 7/15/25	7/22 at 100.00	A	6,274,456

	Williston, North Dakota, General Obligation Bonds, Refunding Improvement Series 2014:
800	4.000%, 5/01/17	No Opt. Call	A	811,336
800	4.000%, 5/01/18	No Opt. Call	A	828,912
725	4.000%, 5/01/19	No Opt. Call	A	764,737
800	4.000%, 5/01/20	No Opt. Call	A	850,576
800	4.000%, 5/01/21	No Opt. Call	A	864,000

6,035	Williston, North Dakota, Sales Tax Revenue Bonds, Series 2013A, 4.000%, 5/01/20 – AGM Insured	5/17 at 100.00	AA	6,127,034
35,330	Total North Dakota			38,146,442

	Ohio – 4.3%

	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds, Children’s Hospital Medical Center, Improvement & Refunding Series 2012:
2,000	5.000%, 11/15/21	No Opt. Call	A1	2,337,440
2,655	5.000%, 11/15/22	5/22 at 100.00	A1	3,129,156

2,650	Akron, Ohio, Waterworks System Mortgage Revenue Bonds, Refunding & Improvement Series 2009, 5.000%, 3/01/17 – AGC Insured	No Opt. Call	A3	2,685,722

174	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$3,745	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-1, 5.000%, 6/01/17	No Opt. Call	Aa1	$3,829,188

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
4,330	5.375%, 6/01/24	6/17 at 100.00	B–	4,278,386
59,890	5.125%, 6/01/24	6/17 at 100.00	B–	56,769,731
110	5.750%, 6/01/34	6/17 at 100.00	B–	103,106

2,500	Cincinnati, Ohio, General Obligation Bonds, Various Purpose, Refunding & Improvement Series 2016A, 4.000%, 12/01/18	No Opt. Call	AA	2,658,050

	Cleveland, Ohio, Airport System Revenue Bonds, Refunding Series 2016A:
350	5.000%, 1/01/18 – AGM Insured	No Opt. Call	AA	366,195
400	5.000%, 1/01/19 – AGM Insured	No Opt. Call	AA	432,856
725	5.000%, 1/01/20 – AGM Insured	No Opt. Call	AA	806,512
950	5.000%, 1/01/21 – AGM Insured	No Opt. Call	AA	1,084,625

3,220	Cleveland, Ohio, Airport System Revenue Bonds, Series 2009C, 5.000%, 1/01/18 – AGM Insured	No Opt. Call	AA	3,361,680

	Cleveland, Ohio, General Obligation Bonds, Series 2011:
1,470	5.000%, 12/01/19	No Opt. Call	AA	1,642,607
1,540	5.000%, 12/01/20	12/19 at 100.00	AA	1,711,233

1,620	Cleveland, Ohio, General Obligation Bonds, Series 2011, 5.000%, 12/01/21 (Pre-refunded 12/01/19)	12/19 at 100.00	AA (4)	1,817,219

	Cuyahoga County, Ohio, Certificates of Participation, Convention Hotel Project, Series 2014:
4,650	5.000%, 12/01/17	No Opt. Call	AA–	4,854,089
5,515	5.000%, 12/01/20	No Opt. Call	AA–	6,313,186

	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project, Series 2013:
500	4.000%, 6/15/17	No Opt. Call	Baa2	507,550
1,015	5.000%, 6/15/19	No Opt. Call	Baa2	1,091,521
1,000	5.000%, 6/15/21	No Opt. Call	Baa2	1,115,420

1,000	Franklin County Convention Facilities Authority, Ohio, Tax and Lease Revenue Anticipation and Refunding Bonds, Columbus City & Franklin County Lessees, Series 2014, 5.000%, 12/01/23	No Opt. Call	Aaa	1,220,510

	Hamilton County, Ohio, Hospital Facilities Revenue Bonds, Cincinnati Children’s Hospital Medical Center, Refunding Series 2014S:
1,150	5.000%, 5/15/21	No Opt. Call	AA	1,340,015
285	5.000%, 5/15/22	No Opt. Call	AA	338,563
1,000	5.000%, 5/15/23	No Opt. Call	AA	1,205,240

1,600	Hamilton County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2014, 5.000%, 2/01/20	No Opt. Call	A	1,775,232

	Hamilton County, Ohio, Sales Tax Bonds, Refunding Series 2016A:
3,150	5.000%, 12/01/19	No Opt. Call	AA–	3,517,983
1,200	5.000%, 12/01/20	No Opt. Call	AA–	1,378,236
1,400	4.000%, 12/01/20	No Opt. Call	AA–	1,552,390
1,100	5.000%, 12/01/21	No Opt. Call	AA–	1,294,425

1,610	Hamilton County, Ohio, Sewer System Revenue Bonds, Metropolitan Sewer District of Greater Cincinnati, Refunding Series 2014A, 5.000%, 12/01/19	No Opt. Call	AA+	1,803,731

NUVEEN	175

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien Series 2013A:
$2,515	5.000%, 1/01/20	No Opt. Call	AA	$2,814,386
1,700	5.000%, 1/01/23	No Opt. Call	AA	2,035,886

2,175	Marysville, Union County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.000%, 12/01/20 – AMBAC Insured	No Opt. Call	Aa3	2,411,488

	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013:
2,000	5.000%, 2/15/17	No Opt. Call	BB+	2,018,880
1,630	5.000%, 2/15/18	No Opt. Call	BB+	1,694,418
1,000	5.000%, 2/15/19	No Opt. Call	BB+	1,066,300
270	5.000%, 2/15/20	No Opt. Call	BB+	293,582
2,000	5.000%, 2/15/21	No Opt. Call	BB+	2,208,080

1,100	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C, 4.000%, 10/01/17	No Opt. Call	A1	1,127,324

6,910	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23 (Mandatory put 3/01/19)	No Opt. Call	CCC+	6,326,381

24,945	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (Mandatory put 12/03/18)	No Opt. Call	CCC+	23,299,129

1,500	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008B, 3.625%, 10/01/33 (Mandatory put 4/01/20)	No Opt. Call	CCC+	1,307,685

4,000	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	4,383,120

1,375	Ohio Higher Education Facilities Commission, Revenue Bonds, John Carroll University, Series 2014, 2.250%, 9/01/33 (Mandatory put 9/01/18)	No Opt. Call	A3	1,395,818

4,540	Ohio State, Capital Facilities Lease Appropriation Bonds, Mental Health Facilities Improvement Fund Project, Series 2012A, 5.000%, 6/01/17 – NPFG Insured	No Opt. Call	AA	4,652,274

5,130	Ohio State, Capital Facilities Lease-Appropriation Bonds, Parks & Recreation Improvement Fund Projects, Series 2016C, 3.000%, 12/01/19	No Opt. Call	AA	5,430,259

6,685	Ohio State, General Obligation Bonds, Infrastructure Improvement Series 2013B, 5.000%, 8/01/21	No Opt. Call	AA+	7,867,242

6,450	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2011A, 5.000%, 9/15/21	No Opt. Call	AA+	7,613,516

12,625	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2011C, 5.000%, 9/15/20	No Opt. Call	AA+	14,502,464

	Ohio State, Hospital Facility Revenue Bonds, Cleveland Clinic Health System Obligated Group, Refunding Series 2009B:
820	5.000%, 1/01/17	No Opt. Call	Aa2	825,855
515	5.000%, 1/01/18	No Opt. Call	Aa2	539,504

5	Ohio Water Development Authority, Loan Revenue Bonds, Pure Water Development, Series 1990I, 6.000%, 12/01/16 – AMBAC Insured (ETM)	No Opt. Call	Aaa	5,022

3,300	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34 (Mandatory put 7/01/21)	No Opt. Call	CCC+	2,785,101

176	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$2,230	University of Toledo, Ohio, General Receipts Bonds, Series 2009, 4.000%, 6/01/18	No Opt. Call	A1	$2,329,124

1,000	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A, 6.100%, 7/01/17 (Alternative Minimum Tax) (6)	No Opt. Call	N/R	10
210,750	Total Ohio			215,254,645

	Oklahoma – 2.0%

	Canadian County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Mustang Public Schools Project, Series 2012:
1,420	4.000%, 9/01/18	No Opt. Call	A+	1,491,241
1,435	4.000%, 9/01/19	No Opt. Call	A+	1,540,602
2,685	4.500%, 9/01/20	No Opt. Call	A+	2,982,149

6,350	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Moore Public Schools Project, Series 2013, 5.000%, 6/01/18	No Opt. Call	A+	6,742,748

6,015	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Moore Public Schools Project, Series 2016, 5.000%, 6/01/19	No Opt. Call	A+	6,597,312

	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Norman Public Schools Project, Series 2014:
675	5.000%, 7/01/17	No Opt. Call	A+	693,482
1,870	5.000%, 7/01/18	No Opt. Call	A+	1,991,363
2,515	5.000%, 7/01/19	No Opt. Call	A+	2,765,746

	Creek County Educational Facilities Authority, Oklahoma, Lease Revenue Bonds, Sapulpa Public Schools Project, Series 2015:
1,955	4.000%, 9/01/18	No Opt. Call	A+	2,053,082
2,150	5.000%, 9/01/20	No Opt. Call	A+	2,432,123

	Kay County Public Buildings Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Ponca City Public Schools Project, Series 2016:
3,820	5.000%, 9/01/17	No Opt. Call	A–	3,946,633
7,860	5.000%, 9/01/18	No Opt. Call	A–	8,396,366
2,500	5.000%, 9/01/20	No Opt. Call	A–	2,828,050
4,395	5.000%, 9/01/21	No Opt. Call	A–	5,065,853

	Oklahoma County Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Midwest City-Del City Public Schools Project, Series 2012:
5,000	3.000%, 3/01/17	No Opt. Call	A+	5,034,200
2,920	4.000%, 3/01/18	No Opt. Call	A+	3,027,923

1,850	Oklahoma Development Finance Authority, Solid Waste Disposal Revenue Bonds, Series 2004A, 2.375%, 12/01/21	No Opt. Call	A–	1,936,802

	Pontotoc County Educational Facilities Authority, Oklahoma, Facilities Lease Revenue Bonds, Ada Public Schools Project, Series 2014:
310	4.000%, 9/01/17	No Opt. Call	A–	317,713
475	4.000%, 9/01/18	No Opt. Call	A–	498,033
525	5.000%, 9/01/19	No Opt. Call	A–	576,949
685	5.000%, 9/01/20	No Opt. Call	A–	771,605
745	5.000%, 9/01/21	No Opt. Call	A–	856,348

	Stillwater Utilities Authority, Oklahoma, Utility System and Sales Tax Revenue Bonds, Series 2014A:
225	4.000%, 10/01/18	No Opt. Call	AA–	238,133
175	4.000%, 10/01/19	No Opt. Call	AA–	189,947
360	5.000%, 10/01/20	No Opt. Call	AA–	413,078
645	5.000%, 10/01/21	No Opt. Call	AA–	759,307

NUVEEN	177

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oklahoma (continued)

$1,385	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Tulsa International Airport, Series 1997B, 7.050%, 6/01/17 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	$1,435,968

6,640	Tulsa County Independent School District 001 Tulsa, Oklahoma, General Obligation Bonds, Combined Purpose Series 2016B, 1.500%, 8/01/19	No Opt. Call	AA	6,701,752

7,550	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2011, 5.000%, 9/01/19	No Opt. Call	AA–	8,343,732

1,475	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2012, 4.000%, 9/01/22	No Opt. Call	AA–	1,668,741

	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2016:
1,000	5.000%, 9/01/22	No Opt. Call	AA–	1,186,770
6,085	5.000%, 9/01/23	No Opt. Call	AA–	7,348,976

	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Jenks Public Schools Project, Series 2015:
2,100	5.000%, 9/01/21	No Opt. Call	AA–	2,439,255
2,000	5.000%, 9/01/22	No Opt. Call	AA–	2,373,540

1,650	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Owasso Public Schools Project, Series 2016, 4.000%, 9/01/18	No Opt. Call	A+	1,735,866
89,445	Total Oklahoma			97,381,388

	Oregon – 0.7%

	Clackamas and Washington Counties School District 3JT, Oregon, General Obligation Bonds, Refunding Series 2015:
11,045	5.000%, 6/15/25	No Opt. Call	AA+	13,849,546
5,000	5.000%, 6/15/26	6/25 at 100.00	AA+	6,249,450

1,770	Gilliam County, Oregon, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2007, 1.500%, 10/01/18	No Opt. Call	A–	1,782,372

1,050	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Senior Lien Series 2009A, 5.000%, 11/15/22 (Pre-refunded 5/15/19)	5/19 at 100.00	AAA	1,156,775

2,475	Oregon State, General Obligation Bonds, Article XI-Q State Projects Series 2016D, 3.000%, 5/01/20	No Opt. Call	AA+	2,642,483

7,335	Oregon State, General Obligation Bonds, Article XI-Q State Projects Series 2016F, 3.000%, 5/01/20	No Opt. Call	AA+	7,831,359
28,675	Total Oregon			33,511,985

	Pennsylvania – 7.2%

1,285	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Jefferson Regional Medical Center, Series 2006B, 5.000%, 5/01/18	1/17 at 100.00	Baa3	1,287,506

6,840	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center System, Series 2008B, 5.000%, 6/15/18	No Opt. Call	Aa3	7,287,610

	Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Refunding Series 2011:
6,550	5.000%, 12/01/17 – AGM Insured	No Opt. Call	AA	6,841,868
4,400	5.000%, 12/01/18 – AGM Insured	No Opt. Call	AA	4,758,776

5,965	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2014C-73, 5.000%, 12/01/19	No Opt. Call	AA–	6,664,098

178	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

	Allentown School District, Lehigh County, Pennsylvania, General Obligation Bonds, Refunding Series 2016:
$1,750	4.000%, 2/15/20 – AGM Insured	No Opt. Call	AA	$1,888,548
1,650	4.000%, 2/15/21 – AGM Insured	No Opt. Call	AA	1,810,611

11,230	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Project, Series 2008A, 2.150%, 3/01/17	No Opt. Call	BB–	11,214,053

1,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 0.000%, 4/01/41	No Opt. Call	B	862,540

	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B:
4,155	3.500%, 12/01/35 (Mandatory put 6/01/20)	No Opt. Call	CCC+	3,573,840
10,025	2.500%, 12/01/41 (Mandatory put 6/01/17)	No Opt. Call	BB+	9,881,943

1,470	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35 (Mandatory put 4/02/18)	No Opt. Call	BB+	1,390,811

2,055	Berks County, Pennsylvania, General Obligation Bonds, Refunding Series 2008, 5.000%, 11/15/21 (Pre-refunded 11/15/18)	11/18 at 100.00	Aa1 (4)	2,227,024

1,000	Bucks County Water and Sewer Authority, Pennsylvania, Sewer System Revenue Bonds, Refunding Series 2016, 4.000%, 6/01/19 – BAM Insured	No Opt. Call	AA	1,069,290

1,120	Centre County, Pennsylvania, General Obligation Bonds, Series 2012A, 3.000%, 7/01/19	No Opt. Call	AA	1,170,938

7,910	Coatesville Area School District, Chester County, Pennsylvania, General Obligation Bonds, Series 2014A, 4.000%, 8/15/19 – BAM Insured	No Opt. Call	AA	8,482,289

	Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University, Series 2014:
450	4.000%, 5/01/18	No Opt. Call	Baa3	464,927
450	5.000%, 5/01/19	No Opt. Call	Baa3	483,912

500	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2010, 5.000%, 12/01/18	No Opt. Call	A+	541,740

3,435	Lancaster County, Pennsylvania, General Obligation Bonds, Series 2009A, 5.000%, 11/01/18 – AGM Insured	No Opt. Call	A1	3,699,495

6,240	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2016A, 0.900%, 9/01/29 (Mandatory put 9/01/17)	No Opt. Call	A	6,238,565

8,585	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2016B, 0.900%, 2/15/27 (Mandatory put 8/15/17)	No Opt. Call	A	8,585,000

1,075	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2009, 7.500%, 12/15/19	No Opt. Call	N/R	1,123,192

2,165	Lycoming County Authority, Pennsylvania, Health System Revenue Bonds, Susquehanna Health System Project, Series 2009A, 5.000%, 7/01/17	No Opt. Call	AA–	2,223,477

1,080	Lycoming County Authority, Pennsylvania, Revenue Bonds, Pennsylvania College of Technology, Series 2012, 4.000%, 5/01/19	No Opt. Call	A	1,151,960

1,400	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2016, 5.000%, 7/01/20 (WI/DD, Settling 12/01/16)	No Opt. Call	A–	1,564,332

NUVEEN	179

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$3,450	Montgomery County Higher Education and Health Authority, Pennsylvania, Hospital Revenue Bonds, Abington Memorial Hospital Obligated Group, Series 2012A, 5.000%, 6/01/23	No Opt. Call	A+	$4,051,439

	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A:
1,665	5.000%, 1/15/18	No Opt. Call	Baa2	1,735,746
1,310	5.000%, 1/15/19	No Opt. Call	Baa2	1,402,355
1,235	5.000%, 1/15/20	No Opt. Call	Baa2	1,352,350

5,000	Montgomery County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Exelon Generation Company, LLC Project, Refunding Series 2001B, 2.500%, 10/01/30 (Mandatory put 4/01/20)	No Opt. Call	BBB	5,045,750

6,000	Montgomery County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, PECO Energy Company Project, Refunding Series 1994A, 2.550%, 6/01/29 (Mandatory put 6/01/20)	No Opt. Call	BBB	6,096,240

5,000	Montgomery County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, PECO Energy Company Project, Refunding Series 1996A, 2.600%, 3/01/34 (Mandatory put 9/01/20)	No Opt. Call	BBB	5,095,250

7,500	Montgomery County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, PECO Energy Company Project, Refunding Series 1999A, 2.500%, 10/01/30 (Mandatory put 4/01/20)	No Opt. Call	BBB	7,568,625

504	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Series 2013A0 & AE2, 5.000%, 12/01/23, PIK, (6)	1/17 at 100.00	N/R	226,068

36	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Taxable Series 2013B, 5.000%, 12/31/23, PIK, (6)	1/17 at 100.00	N/R	16,006

7,145	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor., Series 2005A, 0.000%, 12/01/40	No Opt. Call	B	6,198,716

2,290	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor., Series 2006A, 2.550%, 11/01/41 (Mandatory put 12/03/18)	No Opt. Call	B	2,094,663

37,800	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Project, Series 2009, 1.550%, 12/01/33 (Mandatory put 12/03/18)	No Opt. Call	A–	37,923,228

	Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue Bonds, Series 2012B:
290	5.000%, 1/01/20	No Opt. Call	Aaa	321,094
335	5.000%, 7/01/20	7/19 at 100.00	Aaa	370,684
5,750	5.000%, 7/01/21	1/18 at 100.00	Aaa	6,028,415
23,940	5.000%, 1/01/22	7/17 at 100.00	Aaa	24,620,135

1,900	Pennsylvania Economic Development Financing Authority, Water Facilities Revenue Bonds, Aqua Pennsylvania, Inc. Project, Series 2008A, 6.750%, 10/01/18 (Alternative Minimum Tax)	No Opt. Call	AA–	2,092,299

1,600	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing Program-Mount Aloysius College Project, Series 2011R-1, 1.250%, 11/01/41 (Mandatory put 10/31/17)	5/26 at 100.00	A	1,600,112

180	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$2,600	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Association of Independent Colleges & Universities of Pennsylvania Financing Program, York College Project, Series 2014T-3, 1.350%, 5/01/34 (Mandatory put 4/30/18)	No Opt. Call	A–	$2,602,002

6,800	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Association of Independent Colleges and Universities of Pennsylvania Financing Program-Messiah College Project, Series 2001-14, 1.500%, 11/01/31 (Mandatory put 5/01/18)	5/18 at 100.00	A	6,826,588

7,540	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 (Pre-refunded 12/01/16) – AGM Insured	12/16 at 100.00	AA (4)	7,562,017

	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Second Series 2016B-2:
2,250	5.000%, 6/01/21	No Opt. Call	A3	2,587,815
15,000	5.000%, 6/01/22	No Opt. Call	A3	17,635,350
23,615	5.000%, 6/01/23	No Opt. Call	A3	28,193,476
12,485	5.000%, 6/01/24	No Opt. Call	A3	15,042,303
5,580	5.000%, 6/01/25	No Opt. Call	A3	6,770,828

17,500	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Series 2016, 5.000%, 6/01/20	No Opt. Call	A3	19,720,225

1,510	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Lien Series 2009A, 5.000%, 6/01/17	No Opt. Call	AA	1,546,467

	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Refunding Fourteenth Series 2016:
6,400	5.000%, 10/01/19	No Opt. Call	A	7,062,848
3,475	5.000%, 10/01/20	No Opt. Call	A	3,928,105
4,000	5.000%, 10/01/21	No Opt. Call	A	4,626,160

1,805	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	2,019,235

	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2011D:
1,795	5.000%, 9/01/17	No Opt. Call	A+	1,845,134
1,525	5.000%, 9/01/18	No Opt. Call	A+	1,609,211

	Pittsburgh Public Parking Authority, Pennsylvania, Parking System Revenue Bonds, Refunding Series 2015A:
1,120	4.000%, 12/01/18	No Opt. Call	A+	1,186,349
2,300	5.000%, 12/01/19	No Opt. Call	A+	2,549,826
3,305	5.000%, 12/01/20	No Opt. Call	A+	3,748,101
1,675	5.000%, 12/01/21	No Opt. Call	A+	1,942,481
1,500	5.000%, 12/01/22	No Opt. Call	A+	1,774,035

2,035	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, University Revenue Bonds, Marywood University, Series 2016, 3.375%, 6/01/26	No Opt. Call	N/R	1,988,439

1,205	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2013, 4.000%, 12/01/16	No Opt. Call	BBB	1,208,085

1,250	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding and Improvement Series 2011, 4.625%, 8/01/17	No Opt. Call	A–	1,271,613

2,500	University of Pittsburgh of the Commonwealth System of Higher Education, Pennsylvania, University Capital Project Bonds, Series 2009B, 5.500%, 9/15/21	3/19 at 100.00	AA+	2,765,175
337,305	Total Pennsylvania			358,339,388

NUVEEN	181

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Rhode Island – 0.1%

	Rhode Island Economic Development Corporation, Airport Revenue Bonds, Refunding Series 2013B:
$700	5.000%, 7/01/19	No Opt. Call	BBB+	$756,336
1,165	5.000%, 7/01/20	No Opt. Call	BBB+	1,285,333
1,360	5.000%, 7/01/21	No Opt. Call	BBB+	1,528,613

520	Rhode Island Health and Educational Building Corporation, Higher Education Facility Revenue Bonds, University of Rhode Island Auxiliary Enterprise, Refunding Series 2013C, 4.000%, 9/15/18	No Opt. Call	A+	546,608
3,745	Total Rhode Island			4,116,890

	South Carolina – 0.8%

1,815	Anderson County School District 5, South Carolina, General Obligation Bonds, Refunding Series 2016, 5.000%, 3/01/19	No Opt. Call	Aa1	1,983,341

	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Building Equity Sooner Series 2012:
3,365	5.000%, 12/01/21	No Opt. Call	AA	3,961,581
4,910	5.000%, 12/01/22	No Opt. Call	AA	5,907,614

	Greenwood Fifty School Facilities, Inc., South Carolina, Installment Purchase Revenue Refunding Bonds, Greenwood School District 50 Project, Series 2016:
1,000	4.000%, 12/01/18 – BAM Insured	No Opt. Call	AA	1,058,000
1,745	5.000%, 12/01/19 – BAM Insured	No Opt. Call	AA	1,937,072

	Kershaw County Public Schools Foundation, South Carolina, Installment Purchase Revenue Bonds, Kershaw County School District, Refunding Series 2015:
900	5.000%, 12/01/18	No Opt. Call	A1	966,798
1,050	5.000%, 12/01/19	No Opt. Call	A1	1,160,534
600	5.000%, 12/01/20	No Opt. Call	A1	680,148

1,060	McCormick County, South Carolina, Hospital Facilities Revenue Refunding and Improvement Bonds, McCormick Health Care Center Project, Series 2006, 8.000%, 3/01/21 (ETM)	No Opt. Call	N/R (4)	1,263,276

	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, FMU Student Housing LLC – Francis Marion University Project, Series 2014A:
1,020	5.000%, 8/01/22	No Opt. Call	Baa3	1,146,021
1,035	5.000%, 8/01/24	No Opt. Call	Baa3	1,185,365

	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2013A:
1,450	5.250%, 8/01/24	8/23 at 100.00	BBB+	1,736,085
2,850	5.250%, 8/01/25	8/23 at 100.00	BBB+	3,388,650
3,500	5.250%, 8/01/26	8/23 at 100.00	BBB+	4,134,410
2,000	5.000%, 8/01/27	8/23 at 100.00	BBB+	2,316,020

1,100	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2014C, 5.000%, 12/01/21	No Opt. Call	AA–	1,293,721

1,140	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2016A, 5.000%, 12/01/22	No Opt. Call	AA–	1,370,827

	Sumter Two School Facilities, Inc., South Carolina, Installment Purchase Revenue Refunding Bonds, Sumter County School District 2 Project, Series 2016:
850	4.000%, 12/01/17 – BAM Insured	No Opt. Call	AA	876,452
1,500	5.000%, 12/01/19 – BAM Insured	No Opt. Call	AA	1,658,700
1,000	5.000%, 12/01/20 – BAM Insured	No Opt. Call	AA	1,135,350
33,890	Total South Carolina			39,159,965

182	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	South Dakota – 0.2%

	Deadwood, South Dakota, Certificates of Participation, Refunding Series 2012:
$1,580	3.000%, 11/01/17	No Opt. Call	A	$1,610,826
770	3.000%, 11/01/18	No Opt. Call	A	797,512

400	South Dakota Building Authority, Revenue Bonds, Series 2013B, 5.000%, 6/01/20	No Opt. Call	AA+	453,904

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2014B:
400	4.000%, 11/01/19	No Opt. Call	A+	433,500
320	4.000%, 11/01/20	No Opt. Call	A+	353,590
500	4.000%, 11/01/21	No Opt. Call	A+	559,780
650	5.000%, 11/01/24	No Opt. Call	A+	799,058

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2015:
650	5.000%, 11/01/20	No Opt. Call	A+	741,852
550	5.000%, 11/01/21	No Opt. Call	A+	643,599
1,115	5.000%, 11/01/22	No Opt. Call	A+	1,333,640
6,935	Total South Dakota			7,727,261

	Tennessee – 0.6%

	First Utility District of Knox County, Tennessee, Water and Sewer Revenue Bonds, Series 2012A:
225	2.000%, 12/01/16	No Opt. Call	AA+	225,245
710	4.000%, 12/01/20	No Opt. Call	AA+	786,630
740	4.000%, 12/01/21	No Opt. Call	AA+	834,528

	Harpeth Valley Utilities District, Davidson and Williamson Counties, Tennessee, Utilities Revenue Bonds, Refunding Series 2015:
2,190	4.000%, 9/01/19	No Opt. Call	AA	2,364,105
1,510	4.000%, 9/01/20	No Opt. Call	AA	1,663,522

	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Covenant Health, Refunding Series 2012A:
1,030	5.000%, 1/01/19	No Opt. Call	A	1,112,173
2,500	5.000%, 1/01/20	No Opt. Call	A	2,781,475
1,500	4.000%, 1/01/21	No Opt. Call	A	1,651,860

	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Belmont University Project, Series 2012:
1,335	3.000%, 11/01/17	No Opt. Call	A	1,354,972
250	3.000%, 11/01/18	No Opt. Call	A	256,745
1,070	4.000%, 11/01/19	No Opt. Call	A	1,139,304
810	4.000%, 11/01/20	No Opt. Call	A	874,565
500	4.000%, 11/01/21	No Opt. Call	A	546,025
1,030	5.000%, 11/01/22	11/21 at 100.00	A	1,174,746

	Metropolitan Government of Nashville-Davidson County, Tennessee, Water and Sewerage Revenue Bonds, Subordinate Lien Refunding Series 2012:
2,600	5.000%, 7/01/21	No Opt. Call	A+	3,040,596
1,870	5.000%, 7/01/22	No Opt. Call	A+	2,236,053

2,500	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Baptist Memorial Healthcare, Series 2004A, 5.000%, 9/01/18	No Opt. Call	A–	2,671,925

265	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/18	No Opt. Call	A	283,248

NUVEEN	183

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee (continued)

$1,400	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C, 5.000%, 2/01/17	No Opt. Call	A	$1,413,314

	West Wilson Utility District, Wilson County, Tennessee, Water Revenue Bonds, Refunding & Improvement Series 2015:
1,680	3.000%, 6/01/18	No Opt. Call	AA–	1,729,157
1,100	4.000%, 6/01/19	No Opt. Call	AA–	1,177,957
1,260	4.000%, 6/01/20	No Opt. Call	AA–	1,380,103
28,075	Total Tennessee			30,698,248

	Texas – 6.1%

8,000	Board of Regents of the University of Texas System, Revenue Financing System Bonds, Refunding Series 2016H, 5.000%, 8/15/19 (WI/DD, Settling 11/17/16)	No Opt. Call	AAA	8,864,080

20,415	Board of Regents, University of Texas System, Financing System Revenue Bonds, Refunding Series 2012A, 5.000%, 8/15/23	No Opt. Call	AAA	25,081,052

	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2016:
1,040	5.000%, 1/01/21	No Opt. Call	BBB+	1,180,161
1,430	5.000%, 1/01/22	No Opt. Call	BBB+	1,658,600
2,500	5.000%, 1/01/23	No Opt. Call	BBB+	2,944,125
3,525	5.000%, 1/01/24	No Opt. Call	BBB+	4,194,010

	Corpus Christi Business and Job Development Corporation, Texas, Sales Tax Revenue Bonds, Arena Project, Refunding Series 2014:
1,000	5.000%, 9/01/21	No Opt. Call	AA	1,155,660
650	5.000%, 9/01/22	No Opt. Call	AA	766,643

10,000	Cypress-Fairbanks Independent School District, Harris County, Texas, General Obligation Bonds, Refunding School Building Series 2016, 5.000%, 2/15/20 (WI/DD, Settling 11/17/16)	No Opt. Call	AAA	11,246,400

	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012B:
2,595	5.000%, 11/01/20	No Opt. Call	A+	2,968,784
5,000	5.000%, 11/01/21	11/20 at 100.00	A+	5,741,600

3,020	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2014A, 5.000%, 12/01/24	No Opt. Call	A+	3,747,548

9,000	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Refunding Series 2015A, 5.000%, 8/15/19	No Opt. Call	AA+	10,011,960

6,090	Harris County, Texas, General Obligation Bonds, Refunding Road Series 2009A, 5.250%, 10/01/18	No Opt. Call	AAA	6,592,790

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien Series 2014C:
700	5.000%, 11/15/19	No Opt. Call	A3	772,296
575	5.000%, 11/15/20	No Opt. Call	A3	649,181
450	5.000%, 11/15/21	No Opt. Call	A3	517,311

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series 2014A:
11,635	5.000%, 11/15/22 – AGM Insured	No Opt. Call	AA	13,938,730
8,630	5.000%, 11/15/23 – AGM Insured	No Opt. Call	AA	10,519,021
5,205	5.000%, 11/15/24 – AGM Insured	No Opt. Call	AA	6,417,921

2,900	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Refunding Series 2014C, 5.000%, 5/15/20	No Opt. Call	AA	3,290,456

184	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$11,565	Houston, Texas, General Obligation Bonds, Public Improvement Refunding Series 2009A, 5.000%, 3/01/20	3/19 at 100.00	AA	$12,640,892

10,000	Houston, Texas, General Obligation Bonds, Public Improvement Refunding Series 2016A, 5.000%, 3/01/19	No Opt. Call	AA	10,900,700

2,250	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2011B, 5.000%, 7/01/20	No Opt. Call	A+	2,539,350

	Love Field Airport Modernization Corporation, Texas, General Airport Revenue Bonds Series 2015:
500	5.000%, 11/01/18 (Alternative Minimum Tax)	No Opt. Call	A1	537,330
1,000	5.000%, 11/01/19 (Alternative Minimum Tax)	No Opt. Call	A1	1,106,950
1,000	5.000%, 11/01/20 (Alternative Minimum Tax)	No Opt. Call	A1	1,136,640
1,000	5.000%, 11/01/21 (Alternative Minimum Tax)	No Opt. Call	A1	1,158,910
1,000	5.000%, 11/01/22 (Alternative Minimum Tax)	No Opt. Call	A1	1,180,700
1,455	5.000%, 11/01/23 (Alternative Minimum Tax)	No Opt. Call	A1	1,739,307
1,500	5.000%, 11/01/24 (Alternative Minimum Tax)	No Opt. Call	A1	1,807,935

3,065	Lubbock Health Facilities Development Corporation, Texas, Revenue Bonds, St. Joseph Health System, Refunding Series 2008B, 5.000%, 7/01/18	No Opt. Call	AA–	3,264,991

2,000	Lubbock, Texas, General Obligation Bonds, Tax & Waterworks System Surplus Revenue Certificates of Obligation, Series 2016, 5.000%, 2/15/19	No Opt. Call	AA+	2,174,480

	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
845	3.000%, 12/01/18	No Opt. Call	Ba2	846,225
1,510	4.000%, 12/01/21	No Opt. Call	Ba2	1,559,453

	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children’s Medical Center Dallas Project, Series 2012:
1,715	5.000%, 8/15/19	No Opt. Call	Aa2	1,896,190
2,785	5.000%, 8/15/21	No Opt. Call	Aa2	3,252,713
2,000	5.000%, 8/15/22	No Opt. Call	Aa2	2,388,720
5,600	5.000%, 8/15/23	8/22 at 100.00	Aa2	6,697,880

7,625	North Texas Tollway Authority, Special Projects System Revenue Bonds, Current Interest Series 2011D, 5.000%, 9/01/24	9/21 at 100.00	AA+	8,940,999

	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2014A:
4,000	5.000%, 1/01/22	No Opt. Call	A1	4,691,240
4,945	5.000%, 1/01/23	No Opt. Call	A1	5,922,033
7,010	5.000%, 1/01/24	No Opt. Call	A1	8,527,525

575	San Antonio, Texas, Electric and Gas System Revenue Bonds, Refunding Series 1992, 5.000%, 2/01/17 (ETM)	No Opt. Call	AA+ (4)	581,181

15,060	San Antonio, Texas, Electric and Gas System Revenue Bonds, Refunding Series 2012, 5.000%, 2/01/21	No Opt. Call	Aa1	17,434,058

18,505	San Antonio, Texas, Electric and Gas System Revenue Bonds, Refunding Series 2016, 5.000%, 2/01/20	No Opt. Call	Aa1	20,823,491

5,500	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/20	No Opt. Call	A3	6,177,490

	Texas Southmost College District, Texas, General Obligation Bonds, Refunding Limited Tax Series 2014A:
1,460	4.000%, 2/15/17	No Opt. Call	AA–	1,473,155
2,485	5.000%, 2/15/18	No Opt. Call	AA–	2,609,797
2,560	5.000%, 2/15/19	No Opt. Call	AA–	2,779,699
2,745	5.000%, 2/15/20	No Opt. Call	AA–	3,071,628

NUVEEN	185

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Texas State Transportation Commission, Highway Fund Revenue Bonds, Refunding First Tier Series 2015:
$8,520	4.000%, 10/01/18	No Opt. Call	AAA	$9,024,895
5,000	5.000%, 10/01/19	No Opt. Call	AAA	5,575,750

2,695	Texas State, Public Financing Authority, General Obligation Bonds, Refunding Series 2009A, 5.000%, 10/01/17	No Opt. Call	AAA	2,801,695

	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, East Texas Medical Center Regional Healthcare System, Series 2007A:
4,475	5.250%, 11/01/17	No Opt. Call	BBB–	4,624,062
6,815	5.250%, 11/01/18	11/17 at 100.00	BBB–	7,031,921
7,550	5.250%, 11/01/20	11/17 at 100.00	BBB–	7,773,858

2,720	Val Verde County, Texas, Pass-Through Toll Revenue and Limited Tax Bonds, Series 2011, 3.000%, 8/15/17	No Opt. Call	A	2,751,525
265,395	Total Texas			301,703,697

	Utah – 0.2%

2,000	Salt Lake County, Utah, Research Facility Revenue Bonds, Huntsman Cancer Foundation, Series 2013A-1, 5.000%, 12/01/33 (Mandatory put 12/15/20)	12/18 at 100.00	N/R	2,092,880

	Utah Associated Municipal Power Systems, Revenue Bonds, Horse Butte Wind Project, Series 2012A:
500	5.000%, 9/01/17	No Opt. Call	A	515,940
515	5.000%, 9/01/18	No Opt. Call	A	549,268
1,250	5.000%, 9/01/19	No Opt. Call	A	1,374,788
1,090	5.000%, 9/01/20	No Opt. Call	A	1,226,076
2,065	5.000%, 9/01/21	No Opt. Call	A	2,376,051
7,420	Total Utah			8,135,003

	Vermont – 0.0%

	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, University of Vermont Medical Center Project, Series 2016A:
500	3.000%, 12/01/17	No Opt. Call	A–	510,835
700	3.000%, 12/01/18	No Opt. Call	A–	726,796
725	4.000%, 12/01/19	No Opt. Call	A–	783,544
1,925	Total Vermont			2,021,175

	Virginia – 1.2%

10,855	Fairfax County, Virginia, General Obligation Bonds, Refunding Public Improvement Series 2016A, 3.000%, 10/01/18	No Opt. Call	AAA	11,301,900

10,520	Halifax County Industrial Development Authority, Virginia, Recovery Zone Facility Revenue Bonds, Virginia Electric & Power Company Project, Series 2010A, 0.000%, 12/01/41	No Opt. Call	A2	10,798,780

1,000	Hanover County, Virginia, General Obligation Bonds, Refunding & Public Improvement Series 2009, 5.000%, 7/15/19	No Opt. Call	AAA	1,108,960

6,450	Louisa Industrial Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company, Refunding Series 2008A, 1.750%, 11/01/35 (Mandatory put 5/16/19)	No Opt. Call	A2	6,537,720

1,680	Peninsula Ports Authority of Virginia, Coal Terminal Revenue Bonds, Dominion Terminal Associates Project-DETC Issue, Refunding Series 2003, 1.550%, 10/01/33 (Mandatory put 10/01/19)	No Opt. Call	BBB+	1,675,414

186	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virginia (continued)

$1,025	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College Program, Refunding Series 2014B, 5.000%, 2/01/19	No Opt. Call	AA+	$1,117,055

	Virginia Small Business Financing Authority, Revenue Bonds, Hampton University, Refunding Series 2014:
1,000	5.000%, 10/01/17	No Opt. Call	A	1,035,180
1,000	5.000%, 10/01/18	No Opt. Call	A	1,070,100
1,000	5.000%, 10/01/19	No Opt. Call	A	1,103,120

10,000	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal Revenue Bonds, Virginia Electric and Power Company, Series 2009A, 2.150%, 10/01/40 (Mandatory put 9/01/20)	No Opt. Call	A2	10,257,500

11,840	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal Revenue Bonds, Virginia Electric and Power Company, Series 2010A, 1.875%, 11/01/40 (Mandatory put 6/01/20)	No Opt. Call	A2	12,042,701

2,770	York County Economic Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company Project, Refunding Series 2009A, 1.875%, 5/01/33 (Mandatory put 5/16/19)	No Opt. Call	A2	2,811,772
59,140	Total Virginia			60,860,202

	Washington – 2.6%

10,000	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station, Refunding Series 2015A, 5.000%, 7/01/23	No Opt. Call	Aa1	12,223,200

5,000	Energy Northwest, Washington, Electric Revenue Bonds, Nuclear Project 1, Refunding Series 2015C, 5.000%, 7/01/25	No Opt. Call	Aa1	6,283,150

	Port of Seattle, Washington, Revenue Bonds, Refunding Intermediate Lien Series 2015B:
1,280	5.000%, 3/01/18	No Opt. Call	A+	1,350,861
2,000	5.000%, 3/01/19	No Opt. Call	A+	2,185,000
1,005	5.000%, 3/01/20	No Opt. Call	A+	1,133,288

	Spokane Public Facilities District, Washington, Hotel, Motel, and Sales Use Tax Revenue Bonds, Refunding Series 2013B:
1,100	5.000%, 12/01/18	No Opt. Call	A+	1,188,066
1,500	5.000%, 12/01/20	No Opt. Call	A+	1,713,780
2,095	5.000%, 12/01/21	No Opt. Call	A+	2,452,931

3,000	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.375%, 1/01/31	1/21 at 100.00	A	3,334,770

	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2015:
1,500	5.000%, 1/01/21	No Opt. Call	A	1,712,235
3,730	5.000%, 1/01/22	No Opt. Call	A	4,343,324
1,950	5.000%, 1/01/24	No Opt. Call	A	2,345,226
1,310	5.000%, 1/01/25	No Opt. Call	A	1,595,344

1,060	Washington Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding Series 2014A, 5.000%, 11/15/21	No Opt. Call	A+	1,242,214

10,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2012B, 4.000%, 10/01/42 (Mandatory put 10/01/21)	No Opt. Call	AA–	11,210,800

10,695	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Refunding Series 2012B, 5.000%, 10/01/42 (Mandatory put 10/01/21)	No Opt. Call	AA–	12,495,824

2,600	Washington State Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2005D, 1.250%, 11/01/17	No Opt. Call	A–	2,607,046

NUVEEN	187

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington (continued)

$6,000	Washington State Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2008, 2.125%, 6/01/20	6/19 at 100.00	A–	$6,104,820

5,810	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Bayview Manor Senior Project, TEMPS 70 Series 2016B, 2.800%, 7/01/21	7/17 at 100.00	N/R	5,753,120

4,820	Washington State, General Obligation Bonds, Motor Vehicle Fuel Tax, Series 2016D, 5.000%, 2/01/20	No Opt. Call	AA+	5,423,898

20,090	Washington State, General Obligation Bonds, Refunding Various Purpose Series 2013R-13C, 5.000%, 7/01/21	No Opt. Call	AA+	23,534,431

7,725	Washington State, General Obligation Bonds, Various Purpose, Refunding Series 2016C, 5.000%, 2/01/20	No Opt. Call	AA+	8,692,865

8,715	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, Series 2008B, 5.000%, 7/01/19 (Pre-refunded 7/01/18)	7/18 at 100.00	AA+ (4)	9,311,455
112,985	Total Washington			128,237,648

	West Virginia – 0.6%

6,210	Mason County, West Virginia, Pollution Control Revenue Bonds, Appalachian Power Company, Series 2003L, 1.625%, 10/01/22 (Mandatory put 10/01/18)	No Opt. Call	BBB+	6,240,988

4,755	West Virginia Economic Development Authority, Energy Revenue Bonds, Morgantown Energy Associates Project, Refunding Series 2016, 2.875%, 12/15/26 (Alternative Minimum Tax)	No Opt. Call	Baa3	4,688,192

10,580	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company – Amos Project, Refunding Series 2015A, 0.000%, 3/01/40	No Opt. Call	BBB+	10,623,907

6,765	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company – Amos Project, Series 2011A, 1.700%, 1/01/41 (Mandatory put 9/01/20) (Alternative Minimum Tax)	No Opt. Call	BBB+	6,690,179

1,020	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Series 2014A, 5.000%, 9/01/24	No Opt. Call	A3	1,230,263

260	West Virginia State Building Commission, Lease Revenue Refunding Bonds, Regional Jail and Corrections Facility, Series 1998A, 5.375%, 7/01/18 – AMBAC Insured	No Opt. Call	N/R	273,603

2,480	West Virginia University, Revenue Bonds, West Virginia University Projects, Series 2000A, 0.000%, 4/01/17 – AMBAC Insured	No Opt. Call	Aa3	2,470,750
32,070	Total West Virginia			32,217,882

	Wisconsin – 2.0%

5,145	Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Refunding Series 2016A-3, 2.000%, 7/01/29 (Mandatory put 6/01/21) (Alternative Minimum Tax)	No Opt. Call	A–	5,162,905

950	Wisconsin Health & Educational Facilities Authority, Health Facilities Revenue Bonds, UnityPoint Health Project, Series 2014A, 5.000%, 12/01/19	No Opt. Call	Aa3	1,060,067

8,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Series 2013B-5, 1.375%, 11/15/38 (Mandatory put 12/03/19) (WI/DD, Settling 11/03/16)	No Opt. Call	AA+	8,003,760

3,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Series 2013B-1, 4.000%, 11/15/43 (Mandatory put 3/01/18)	No Opt. Call	AA+	3,122,700

188	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010B:
$5,000	5.000%, 7/15/17	No Opt. Call	A+	$5,133,000
5,000	5.000%, 7/15/18	No Opt. Call	A+	5,302,250
5,680	5.000%, 7/15/19	No Opt. Call	A+	6,197,448

2,845	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2012A, 5.000%, 7/15/27 – AGM Insured	7/21 at 100.00	A+	3,221,564

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Hospital Sisters Services, Inc., Refunding Series 2012B:
675	4.000%, 8/15/17	No Opt. Call	AA–	691,855
1,475	5.000%, 8/15/18	No Opt. Call	AA–	1,579,061

6,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Hospital Sisters Services, Inc., Refunding Series 2014A, 5.000%, 11/15/22	No Opt. Call	AA–	7,215,300

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Medical College of Wisconsin, Inc., Series 2010:
1,475	5.000%, 12/01/16	No Opt. Call	AA–	1,479,971
1,555	5.000%, 12/01/17	No Opt. Call	AA–	1,617,216
1,635	5.000%, 12/01/18	No Opt. Call	AA–	1,755,418
1,710	5.000%, 12/01/19	No Opt. Call	AA–	1,889,824

3,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2010A, 5.000%, 6/01/19	No Opt. Call	A3	3,628,030

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C:
750	5.000%, 8/15/18 (ETM)	No Opt. Call	AA (4)	804,998
315	5.000%, 8/15/20 (ETM)	No Opt. Call	AA (4)	360,558
1,480	5.000%, 8/15/21 (ETM)	No Opt. Call	AA (4)	1,742,286

55	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C, 5.000%, 8/15/23 (Pre-refunded 8/15/22)	8/22 at 100.00	AA (4)	66,479

	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A:
7,230	5.250%, 5/01/20	5/19 at 100.00	AA–	7,983,655
40	5.375%, 5/01/25	5/19 at 100.00	AA–	44,174
2,820	5.750%, 5/01/29	5/19 at 100.00	AA–	3,134,345

9,815	Wisconsin State, Transportation Revenue Bonds, Refunding Series 2015-1, 5.000%, 7/01/18	No Opt. Call	AA+	10,494,296

	Wisconsin State, Transportation Revenue Bonds, Series 2014-1:
5,000	5.000%, 7/01/21 (Pre-refunded 7/01/19)	7/19 at 100.00	AA+ (4)	5,521,450
675	5.000%, 7/01/22 (Pre-refunded 7/01/19)	7/19 at 100.00	AA+ (4)	745,396
1,770	5.000%, 7/01/23 (Pre-refunded 7/01/19)	7/19 at 100.00	AA+ (4)	1,954,593

	WPPI Energy, Wisconsin, Power Supply System Revenue Bonds, Refunding Series 2014A:
670	5.000%, 7/01/25	7/24 at 100.00	A1	820,207
1,000	5.000%, 7/01/26	7/24 at 100.00	A1	1,215,810
700	5.000%, 7/01/27	7/24 at 100.00	A1	845,257
85,965	Total Wisconsin			92,793,873
$4,544,497	Total Municipal Bonds (cost $4,824,163,178)			$4,906,273,339

NUVEEN	189

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 0.0%

	Transportation – 0.0%

$132	Las Vegas Monorail Company, Senior Interest Bonds, PIK, (7), (8)	5.500%	7/15/19	N/R	$80,310

35	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	5.500%	7/15/55	N/R	17,478
$167	Total Corporate Bonds (cost $14,944)				97,788

Shares	Description (1), (10)				Value

	INVESTMENT COMPANIES – 0.7%

5,150,000	Eaton Vance Municipal Bond Fund II Institutional Munifund Term Preferred Shares iMTPs				$5,150,618

15,000,000	Eaton Vance Municipal Income Trust				15,001,350

14,450,000	Eaton Vance Pennsylvania Municipal Bond Fund Institutional Munifund Term Preferred Shares iMTPs				14,451,734
	Total Investment Companies (cost $34,600,000)				34,603,702
	Total Long-Term Investments (cost $4,858,778,122)				4,940,974,829

Principal Amount (000)	Description (1)		Optional Call Provision (2)	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 0.8%

	MUNICIPAL BONDS – 0.8%

	National – 0.0%

$586	BB&T Municipal Trust Pool Tax Exempt Lease Certificates Class C, Variable Rate Demand Obligations, Series 2014, 1.190%, 11/15/17 (9)		No Opt. Call	A+	$583,740

	California – 0.4%

20,475	California State University, Systemwide Revenue Bonds, Tender Option Bond Floater 2016-XM0338, 0.780%, 11/01/39 (9)		5/18 at 100.00	A-1	20,475,000

	Illinois – 0.1%

3,930	Peoria County, Illinois, General Obligation Bonds, Alternate Revenue Source, Tender Option Bond Trust R-14004, 0.780%, 12/15/41 (9)		12/20 at 100.00	A-1	3,930,000

	Missouri – 0.3%

14,790	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Tender Option Bond Trust DCL-017, 0.940%, 7/01/22 (9)		No Opt. Call	A-2	14,790,000

	Utah – 0.0%

500	Utah Transit Authority, Sales Tax Revenue Bonds, Tender Option Bond Floater 1050, 0.540%, 6/15/36 (9)		6/18 at 100.00	VMIG-2	500,000
$40,281	Total Short-Term Investments (cost $40,280,543)				40,278,740
	Total Investments (cost $4,899,058,665) – 100.3%				4,981,253,569
	Other Assets Less Liabilities – (0.3)%				(12,651,515)
	Net Assets – 100%				$4,968,602,054

190	NUVEEN

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Step-up coupon. The rate shown is the coupon as of the end of the reporting period.

(6)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(7)	During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund is not accruing income for either senior interest corporate bond.

(8)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(9)	Investment has a maturity of greater than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(10)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(ETM)	Escrowed to maturity.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

PIK	All or portion of this security is payment-in-kind.

See accompanying notes to financial statements.

NUVEEN	191

Nuveen Short Term Municipal Bond Fund

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 98.9%

	MUNICIPAL BONDS – 96.9%

	Alabama – 0.2%

$1,000	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Refunding Bonds, Alabama Power Company Barry Plan, Series 2008, 1.625%, 7/15/34 (Mandatory put 10/02/18)	No Opt. Call	A+	$1,007,460

	Alaska – 1.0%

	Alaska Industrial Development and Export Authority, Power Revenue Bonds, Snettisham Hydroelectric Project, Refunding Series 2015:
2,535	5.000%, 1/01/19 (Alternative Minimum Tax)	No Opt. Call	Baa2	2,708,521
1,660	5.000%, 1/01/20 (Alternative Minimum Tax)	No Opt. Call	Baa2	1,819,792

1,350	Alaska State, International Airport System Revenue Bonds, Refunding Series 2016C, 5.000%, 10/01/20 (Alternative Minimum Tax)	No Opt. Call	A1	1,532,088

35	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 4.625%, 6/01/23	1/17 at 100.00	Ba1	35,549
5,580	Total Alaska			6,095,950

	Arizona – 5.4%

660	Creighton Elementary School District 14, Maricopa County, Arizona, General Obligation Bonds, Series 2014B, 3.000%, 7/01/18	No Opt. Call	A1	680,539

1,545	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2010, 5.000%, 5/15/19	No Opt. Call	A+	1,677,097

	Kyrene Elementary School District 28, Maricopa County, Arizona, School Improvement Bonds, Project 2010, Series 2013B:
1,500	3.000%, 7/01/18	No Opt. Call	Aa1	1,552,995
1,775	4.000%, 7/01/19	No Opt. Call	Aa1	1,915,243

450	Marana, Arizona, Pledged Excise Tax Revenue Bonds, Refunding Series 2013, 4.000%, 7/01/17	No Opt. Call	AA	459,157

2,045	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2007A, 5.000%, 7/01/17	No Opt. Call	A	2,100,235

1,500	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Series 2016A, 5.000%, 1/01/20 (WI/DD, Settling 11/17/16)	No Opt. Call	AA–	1,675,125

1,100	Maricopa County Unified School District 11, Peoria, Arizona, General Obligation Bonds, School Improvement, Series 2014, 2.000%, 7/01/18	No Opt. Call	AA–	1,118,678

6,245	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2010A, 5.000%, 7/01/17	No Opt. Call	A+	6,417,674

1,495	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Refunding Senior Lien Series 2013, 5.000%, 7/01/17 (Alternative Minimum Tax)	No Opt. Call	AA–	1,536,950

1,370	Pima County Regional Transportation Authority, Arizona, Transportation Excise Tax Revenue Bonds, Regional Transportation Fund, Series 2014, 5.000%, 6/01/18	No Opt. Call	AA+	1,458,913

1,260	Pima County Unified School District 12 Sunnyside, Arizona, General Obligation Bonds, School Improvement Project 2011, Series 2014D, 2.000%, 7/01/18 – AGM Insured	No Opt. Call	AA	1,281,193

3,195	Pinal County, Arizona, Pledged Revenue Obligations, Refunding Series 2014, 3.000%, 8/01/19	No Opt. Call	AA	3,353,025

192	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Arizona (continued)

$1,195	Regional Public Transportation Authority, Arizona, Transportation Excise Tax Revenue Bonds, Maricopa County Public Transportation Fund Series 2014, 5.250%, 7/01/18	No Opt. Call	AA+		$1,281,398

1,200	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.250%, 12/01/20	No Opt. Call	BBB+		1,358,220

1,070	Sun Devil Energy LLC, Arizona, Revenue Refunding Bonds, Arizona State University Project, Series 2008, 5.000%, 7/01/18	No Opt. Call	AA–		1,138,897

1,325	Vistancia Community Facilities District, Peoria, Arizona, General Obligation Bonds, Refunding Series 2015, 4.000%, 7/15/18	No Opt. Call	A1		1,385,274

455	Yuma & La Paz Counties Community College District, Arizona, General Obligation Bonds, Refunding Series 2014, 4.000%, 7/01/18	No Opt. Call	Aa3		476,958

500	Yuma County Elementary School District 1, Arizona, General Obligation Bonds, School Improvement Project 2014, Series 2015A, 4.000%, 7/01/18 – BAM Insured	No Opt. Call	AA		523,790

830	Yuma Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yuma Regional Medical Center, Series 2014A, 5.000%, 8/01/19	No Opt. Call	A–		908,618
30,715	Total Arizona				32,299,979

	Arkansas – 0.9%

3,280	North Little Rock Health Facilities Board, Arkansas, Healthcare Revenue Bonds, Baptist Health, Series 1996B, 5.375%, 12/01/19 (Pre-refunded 12/01/18)	12/18 at 100.00	A+	(4)	3,574,282

1,535	University of Arkansas, Fayetteville, Various Facilities Revenue Bonds, Refunding Series 2015A, 5.000%, 11/01/19	No Opt. Call	Aa2		1,713,275
4,815	Total Arkansas				5,287,557

	California – 3.4%

715	Calexico Community Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Merged Central Business District and Residential Redevelopment Project Area, Refunding Series 2014, 5.000%, 8/01/18 – AGM Insured	No Opt. Call	AA		765,300

800	California Health Facilities Financing Authority, Cal-Mortgage Insured Revenue Bonds, Northern California Retired Officers Community Corporation – Paradise Valley Estates, Refunding Series 2013, 3.000%, 1/01/17	No Opt. Call	AA–		803,240

2,095	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013B, 5.000%, 7/01/43 (Mandatory put 10/17/17)	No Opt. Call	AA–		2,177,564

	California School Finance Authority, California, Charter School Revenue Bonds, Aspire Public Schools, Refunding Series 2016:
670	5.000%, 8/01/19	No Opt. Call	BBB		732,002
550	5.000%, 8/01/20	No Opt. Call	BBB		614,438

1,020	California Statewide Community Development Authority, Revenue Bonds, Los Angeles Jewish Home for the Aging-Fountainview Gonda, Series 2014C, 2.500%, 8/01/20	11/16 at 100.00	AA–		1,021,214

175	California Statewide Community Development Authority, Revenue Bonds, Los Angeles Jewish Home for the Aging-Fountainview Gonda, Series 2014D, 4.750%, 8/01/20	11/16 at 100.00	N/R		175,166

1,365	Carson Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project Area 1, Refunding Series 2014A, 4.000%, 10/01/17	No Opt. Call	A		1,401,241

2,135	Cathedral City Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Merged Redevelopment Project Area, Series 2014A, 4.000%, 8/01/17	No Opt. Call	BBB+		2,183,657

500	Corona-Norco Unified School District Public Financing Authority, California, Special Tax Revenue Bonds, Refunding Senior Lien Series 2013A, 4.000%, 9/01/17	No Opt. Call	A–		512,890

NUVEEN	193

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	California (continued)

$475	Fontana, California, Community Facilities District No. 22, Special Tax Refunding Bonds, Sierra Hills South, Series 2014, 4.000%, 9/01/17	No Opt. Call	N/R		$486,561

905	Fresno, California, Airport Revenue Bonds, Refunding Series 2013B, 4.000%, 7/01/17 (Alternative Minimum Tax)	No Opt. Call	Baa1		922,684

	Orange City, California, Special Tax Bonds, Community Facilities District 91-2, Serrano Heights Public Improvements, Refunding Series 2013:
360	3.000%, 10/01/17	No Opt. Call	A		367,200
300	4.000%, 10/01/18	No Opt. Call	A		317,187

940	Richmond Community Development Agency Successor Agency, California, Tax Allocation Bonds, Refunding Series 2014A, 4.000%, 9/01/17 – BAM Insured	No Opt. Call	AA		964,976

275	Rio Elementary School District, California, Special Tax Bonds, Community Facilities District 1, Refunding Series 2014, 4.000%, 9/01/18	No Opt. Call	N/R		288,643

510	Riverside County Transportation Commission, California, Sales Tax Revenue Bonds, Limited Tax Series 2013A, 5.000%, 6/01/18	No Opt. Call	AA+		544,022

420	Salinas Valley Solid Waste Authority, California, Revenue Bonds, Refunding Series 2014A, 5.000%, 8/01/18 – AGM Insured (Alternative Minimum Tax)	No Opt. Call	AA		447,321

350	San Benito Health Care District, San Benito County, California, Revenue Bonds, Refunding Series 2013, 4.000%, 3/01/18	No Opt. Call	AA–		364,385

1,000	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Refunding Series 2016C, 5.000%, 8/01/21	No Opt. Call	A–		1,168,200

200	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Series 2014A, 5.000%, 8/01/17	No Opt. Call	A–		206,220

600	Santa Cruz County Redevelopment Successor Agency, California, Tax Allocation Bonds, Refunding Series 2014, 5.000%, 9/01/18 – BAM Insured	No Opt. Call	AA		644,124

815	South Orange County Public Financing Authority, California, Special Tax Revenue Bonds, Ladera Ranch, Refunding Series 2014A, 4.000%, 8/15/17	No Opt. Call	BBB+		835,546

970	Sulphur Springs Union School District, Los Angeles County, California, General Obligation Bonds, Anticipation Notes Series 2014A, 0.000%, 1/01/18 (ETM)	No Opt. Call	SP-1+	(4)	960,057

280	Twin Rivers Unified School District, Sacramento and Placer Counties, California, General Obligation Bonds, Refunding Series 2014A, 4.000%, 8/01/18 – BAM Insured	No Opt. Call	AA		294,899

985	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Subordinate Lien Series 2011, 5.000%, 12/01/18	No Opt. Call	A+		1,066,341

260	Val Verde Unified School District Financing Authority, California, Special Tax Revenue Bonds, Refunding Series 2014, 4.000%, 10/01/18 – BAM Insured	No Opt. Call	AA		274,895
19,670	Total California				20,539,973

	Colorado – 3.2%

85	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Douglas County School District RE-1 – DCS Montessori School, Refunding & Improvement Series 2012, 2.250%, 7/15/17	No Opt. Call	A		85,632

300	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Peak-to-Peak Charter School, Refunding Series 2014, 3.000%, 8/15/17	No Opt. Call	A		304,224

194	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, The Classical Academy Project, Refunding & Improvement Series 2014:
$375	3.000%, 12/01/17	No Opt. Call	A	$382,050
250	3.000%, 12/01/18	No Opt. Call	A	257,870

235	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, The Classical Academy Project, Refunding Series 2015A, 4.000%, 12/01/18	No Opt. Call	A	247,401

470	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Vanguard School Project, Refunding & Improvement Series 2016, 4.000%, 6/15/20	No Opt. Call	A	507,262

1,685	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Regis University Project, Refunding Series 2016, 5.000%, 10/01/19	No Opt. Call	Baa2	1,850,383

625	Colorado Health Facilities Authority, Colorado, Hospital Revenue Bonds, Boulder Community Hospital Project, Refunding Series 2010A, 4.000%, 10/01/18	No Opt. Call	A	658,606

2,035	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009B-3, 1.875%, 7/01/39 (Mandatory put 11/06/19)	No Opt. Call	A3	2,051,829

1,750	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2008-C2, 1.609% 10/01/39			1,737,470

450	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living Neighborhoods Project, Refunding Series 2016, 4.000%, 1/01/19	No Opt. Call	N/R	470,758

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013A:
300	3.000%, 6/01/18	No Opt. Call	A–	308,268
600	4.000%, 6/01/19	No Opt. Call	A–	637,236

375	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Series 2014, 2.000%, 8/01/18 – AGM Insured	No Opt. Call	AA	381,716

230	Denver City & County Housing Authority, Colorado, Capital Fund Program Revenue Bonds, Three Tower Rehabilitation, Series 2007, 4.550%, 11/01/17 – AGM Insured (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	233,852

1,730	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2011A, 5.250%, 11/15/18 (Alternative Minimum Tax)	No Opt. Call	A+	1,875,458

555	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012A, 4.000%, 11/15/17 (Alternative Minimum Tax)	No Opt. Call	A+	573,382

250	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013A, 5.000%, 11/15/16 (Alternative Minimum Tax)	No Opt. Call	A	250,427

	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B:
475	4.000%, 11/15/16	No Opt. Call	A	475,627
375	5.000%, 11/15/17	No Opt. Call	A	390,960

1,000	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Refunding Senior Lien Series 2016, 4.000%, 12/01/21 (WI/DD, Settling 11/08/16)	No Opt. Call	Baa2	1,098,040

375	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/17 – NPFG Insured	No Opt. Call	AA–	371,066

	Eaton Area Park and Recreation District, Colorado, General Obligation Limited Tax Bonds, Series 2015:
225	5.000%, 12/01/17	No Opt. Call	N/R	231,352
100	5.000%, 12/01/19	No Opt. Call	N/R	105,872

NUVEEN	195

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$800	Jefferson County School District R-1, Colorado, Certificates of Participation, Jefferson County School Finance Corporation, Series 2016, 3.000%, 12/15/19	No Opt. Call	Aa3	$840,032

1,060	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Refunding Series 2015A, 4.000%, 12/01/19	No Opt. Call	N/R	1,134,794

1,015	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 4.000%, 12/01/16	No Opt. Call	N/R	1,014,543

	Sand Creek Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2013B:
490	3.000%, 12/01/16	No Opt. Call	A	490,872
510	3.000%, 12/01/17	No Opt. Call	A	521,398
18,725	Total Colorado			19,488,380

	Connecticut – 0.3%

1,795	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2015A, 1.375%, 7/01/35 (Mandatory put 7/11/18)	No Opt. Call	AAA	1,808,893

	District of Columbia – 0.3%

1,600	District of Columbia, Revenue Bonds, Medlantic/Helix Issue, Series 1998B, 5.000%, 8/15/17 – AGM Insured	No Opt. Call	AA	1,651,536

	Florida – 3.6%

	Atlantic Beach, Florida, Healthcare Facilities Revenue Refunding Bonds, Fleet Landing Project, Series 2013A:
300	3.000%, 11/15/16	No Opt. Call	BBB	300,177
600	4.000%, 11/15/17	No Opt. Call	BBB	613,416

425	Brevard County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Health First, Inc. Project, Refunding Series 2014, 5.000%, 4/01/18	No Opt. Call	A	447,924

1,240	Crossings at Fleming Island Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Senior Lien Series 2014A-1, 1.750%, 5/01/17	No Opt. Call	BBB	1,239,727

770	Davie, Florida, Educational Facilities Revenue Bonds, Nova Southeastern University Project, Refunding Series 2014B, 4.000%, 4/01/17	No Opt. Call	A–	780,125

2,000	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2005I, 5.000%, 11/15/16	No Opt. Call	AA	2,003,420

1,195	Lee County, Florida, Transportation Facilities Revenue Bonds, Refunding Series 2014, 5.000%, 10/01/18 – AGM Insured	No Opt. Call	AA	1,284,087

1,000	Miami, Florida, Special Obligation Non-Ad Valorem Revenue Bonds, Refunding Series 2011A, 5.000%, 2/01/17	No Opt. Call	AA	1,010,270

3,340	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Refunding Series 2013A, 5.000%, 7/01/17	No Opt. Call	A	3,433,286

1,300	Miami-Dade County School Board, Florida, Certificates of Participation, Series 2015A, 5.000%, 5/01/18	No Opt. Call	A1	1,377,701

	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, BRCH Corporation Obligated Group, Refunding Series 2014:
1,000	3.000%, 12/01/16	No Opt. Call	BBB+	1,001,710
1,000	3.000%, 12/01/17	No Opt. Call	BBB+	1,019,820

3,505	Saint Johns County School Board, Florida, Certificates of Participation, Master Lease Program, Refunding Series 2015, 5.000%, 7/01/18	No Opt. Call	Aa3	3,739,730

196	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$265	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central Florida Health Alliance Projects, Series 2014A, 4.000%, 7/01/17	No Opt. Call	A–	$270,167

1,720	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central Florida Health Alliance Projects, Series 2014B, 4.000%, 7/01/18	No Opt. Call	A–	1,796,437

1,450	Tallahassee, Florida, Health Facilities Revenue Bonds, Tallahassee Memorial HealthCare Inc. Project, Series 2016A, 5.000%, 12/01/18	No Opt. Call	Baa1	1,560,983
21,110	Total Florida			21,878,980

	Georgia – 1.2%

2,460	Bartow County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company Plant Bowen Project, Series 1997, 2.375%, 9/01/29 (Mandatory put 8/10/17)	No Opt. Call	A+	2,485,363

525	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company – Vogtle Plant Project, Fifth Series 1995, 1.375%, 10/01/32 (Mandatory put 4/04/17)	No Opt. Call	A+	526,050

	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
529	5.500%, 7/15/23	7/21 at 100.00	N/R	542,043
1,035	5.500%, 7/15/30	7/21 at 100.00	N/R	1,061,020
1,136	5.500%, 1/15/36	7/21 at 100.00	N/R	1,164,815

1,000	Monroe County Development Authority, Georgia, Pollution Control Revenue Bonds, Gulf Power Company – Scherer Project, First Series 2010, 1.700%, 6/01/49 (Mandatory put 6/21/17)	No Opt. Call	A2	1,004,020

225	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012B, 4.000%, 10/01/18	No Opt. Call	Baa2	235,759
6,910	Total Georgia			7,019,070

	Hawaii – 0.6%

3,000	Hawaii State, General Obligation Bonds, Series 2016FE, 5.000%, 10/01/21	No Opt. Call	AA+	3,538,710

	Idaho – 0.5%

	Idaho Health Facilities Authority, Revenue Bonds, Madison Memorial Hospital Project, Refunding Series 2016:
800	4.000%, 9/01/19	No Opt. Call	BB+	838,400
1,565	4.000%, 9/01/20	No Opt. Call	BB+	1,663,470
630	5.000%, 9/01/21	No Opt. Call	BB+	703,855
2,995	Total Idaho			3,205,725

	Illinois – 6.5%

1,390	Arlington Heights, Illinois, General Obligation Bonds, Series 2014, 3.000%, 12/01/18 (ETM)	No Opt. Call	Aa1 (4)	1,448,783

530	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1, 0.000%, 12/01/20 – FGIC Insured	No Opt. Call	AA–	462,918

6,100	Chicago Transit Authority, Illinois, Capital Grant Receipts Revenue Bonds, Federal Transit Administration Section 5307 Urbanized Area Formula Funds, Refunding Series 2015, 5.000%, 6/01/18	No Opt. Call	A	6,426,533

	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Series 2015B:
1,840	5.000%, 1/01/19	No Opt. Call	A	1,991,138
445	5.000%, 1/01/20	No Opt. Call	A	496,500

NUVEEN	197

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$165	Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic Charter Schools Belmont School Project, Series 2015A, 4.500%, 12/01/20	No Opt. Call	N/R	$165,871

2,195	Illinois Finance Authority, National Rural Utilities Cooperative Finance Corporation Guaranteed Solid Waste Disposal Revenue Bonds, Prairie Power, Inc. Project, Series 2008A, 1.300%, 7/01/42 (Mandatory put 5/08/17)	No Opt. Call	A	2,195,549

	Illinois Finance Authority, Revenue Bonds, Benedictine University Project, Series 2013A:
1,000	4.000%, 10/01/17	No Opt. Call	BBB	1,020,680
500	5.000%, 10/01/19	No Opt. Call	BBB	542,430

340	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A, 5.000%, 9/01/19	No Opt. Call	BBB	369,832

225	Illinois Finance Authority, Revenue Bonds, DePaul University, Refunding Series 2013, 5.000%, 10/01/17	No Opt. Call	A	233,496

315	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 6.250%, 2/01/19	No Opt. Call	Baa3	327,742

1,095	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A, 5.000%, 11/15/20	No Opt. Call	A	1,246,953

1,195	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A, 5.000%, 7/01/18	No Opt. Call	A–	1,267,333

1,000	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2015A, 5.000%, 11/15/19	No Opt. Call	A+	1,110,370

	Illinois State, General Obligation Bonds, February Series 2014:
1,165	5.000%, 2/01/19	No Opt. Call	BBB+	1,229,623
1,300	5.000%, 2/01/20	No Opt. Call	BBB+	1,390,701

3,000	Illinois State, General Obligation Bonds, January Series 2016, 5.000%, 1/01/21	No Opt. Call	BBB+	3,252,840

2,000	Illinois State, General Obligation Bonds, May Series 2014, 5.000%, 5/01/17	No Opt. Call	BBB+	2,035,800

3,000	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/20 (WI/DD, Settling 11/02/16)	No Opt. Call	BBB+	3,209,130

2,280	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/17	No Opt. Call	BBB+	2,338,049

2,845	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013B, 5.000%, 12/01/17	No Opt. Call	AA–	2,970,806

	Plano, Illinois, Special Tax Bonds, Special Service Area 1 & 2 Lakewood Springs Project, Refunding Series 2014:
475	3.000%, 3/01/17 – AGM Insured	No Opt. Call	AA	477,546
505	3.000%, 3/01/18 – AGM Insured	No Opt. Call	AA	514,105
535	3.000%, 3/01/19 – AGM Insured	No Opt. Call	AA	548,776

1,705	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2014A, 4.000%, 6/01/18	No Opt. Call	AA	1,786,192

360	St Clair County, Illinois, Highway Revenue Bonds, Series 2013A, 5.000%, 1/01/17	No Opt. Call	AA–	362,405
37,505	Total Illinois			39,422,101

	Indiana – 3.2%

1,045	Greater Clark County School Building Corporation, Jeffersonville, Indiana, First Mortgage Bonds, Refunding Series 2014B, 5.000%, 7/15/18	No Opt. Call	AA+	1,113,238

1,165	Indiana Finance Authority, Hospital Revenue Bonds, Floyd Memorial Hospital and Health Services Project, Refunding Series 2010, 5.000%, 3/01/18 (ETM)	No Opt. Call	BBB– (4)	1,229,355

198	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

$920	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation Group, Refunding Series 2014A, 4.000%, 12/01/18	No Opt. Call	AA	$977,868

1,930	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013B, 5.000%, 1/01/19 (Alternative Minimum Tax)	1/17 at 100.00	BBB+	1,943,143

435	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2014A, 5.000%, 10/01/18	No Opt. Call	AA	468,291

1,125	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health, Series 2005A-5, 2.000%, 11/01/27 (Mandatory put 8/01/17)	No Opt. Call	AA+	1,133,460

5,335	IPS Multi-School Building Corporation, Indiana, First Mortgage Revenue Bonds, Series 2014, 5.000%, 7/15/18	No Opt. Call	AA+	5,712,505

600	Plainfield Community High School Building Corporation, Hendricks County, Indiana, Ad Valorem Property Tax First Mortgage Bonds, Refunding Series 2014, 4.000%, 1/15/18	No Opt. Call	AA+	622,290

6,000	Rockport, Indiana, Pollution Control Revenue Refunding Bonds, Indiana Michigan Power Company Project, Series 2009A, 1.750%, 6/01/25 (Mandatory put 6/01/18)	No Opt. Call	BBB+	6,039,480

285	Vanderburgh County, Indiana, Redevelopment District Tax Increment Revenue bonds, Refunding Series 2014, 3.000%, 2/01/17	No Opt. Call	A	286,459
18,840	Total Indiana			19,526,089

	Iowa – 1.2%

2,520	Iowa Finance Authority, Healthcare Revenue Bonds, Genesis Health System, Refunding Series 2010, 5.000%, 7/01/20	No Opt. Call	A1	2,855,185

270	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.000%, 12/01/19	No Opt. Call	B	277,703

1,135	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Drake University Project, Refunding Series 2016, 3.000%, 4/01/19	No Opt. Call	A–	1,183,930

1,130	Johnston Community School District, Iowa, School Infrastructure Sales, Services and Use Tax Revenue Bonds, Series 2014, 5.000%, 7/01/19 – AGM Insured	No Opt. Call	AA	1,242,661

1,090	West Des Moines Community School District, Polk and Dallas Counties, Iowa, School Infrastructure Sales, Services, and Use Tax Bonds, Series 2014, 2.000%, 7/01/18 – BAM Insured	No Opt. Call	AA	1,107,789

700	Xenia Rural Water District, Iowa, Water Revenue Bonds, Refunding Capital Loan Note Series 2016, 3.000%, 12/01/19	No Opt. Call	BBB+	727,818
6,845	Total Iowa			7,395,086

	Kansas – 0.2%

1,000	Wichita, Kansas, Hospital Facilities Revenue Refunding and Improvement Bonds, Via Christi Health System Inc., Series 2009A-III, 5.000%, 11/15/16 (ETM)	No Opt. Call	N/R (4)	1,001,660

500	Wyandotte County/Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Refunding & Improvement Series 2014A, 4.000%, 9/01/18	No Opt. Call	A+	526,205
1,500	Total Kansas			1,527,865

	Kentucky – 1.9%

2,950	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2009A, 5.000%, 8/15/17	No Opt. Call	A+	3,037,408

2,345	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Series 2013A, 5.000%, 7/01/17	No Opt. Call	Baa3	2,406,814

NUVEEN	199

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kentucky (continued)

$1,000	Louisville Regional Airport Authority, Kentucky, Airport System Revenue Bonds, Refunding Series 2014A, 3.000%, 7/01/17 (Alternative Minimum Tax)	No Opt. Call	A+	$1,014,790

1,155	Louisville/Jefferson County Metro Government, Kentucky, Revenue Bonds, Catholic Health Initiatives, Series 2012A, 5.000%, 12/01/18	No Opt. Call	A–	1,238,945

1,365	Louisville-Jefferson County Metro Government, Kentucky, Mortgage Revenue Bonds, University of Louisville Papa John’s Cardinal Stadium Project, Refunding & Improvement, Series 2008A, 5.000%, 3/01/18	No Opt. Call	AA–	1,437,563

1,435	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2003A, 1.650%, 10/01/33 (Mandatory put 4/03/17)	No Opt. Call	A1	1,438,300
910	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2001B, 1.350%, 11/01/27 (Mandatory put 5/01/18) (Alternative Minimum Tax)	No Opt. Call	A1	910,692
11,160	Total Kentucky			11,484,512

	Louisiana – 2.7%

700	De Soto Parrish, Louisiana, Pollution Control Revenue Bonds, Southwestern Electric Power Company Project, Refunding Series 2010, 1.600%, 1/01/19	No Opt. Call	BBB+	701,421

1,940	Ernest N. Morial-New Orleans Exhibition Hall Authority, Louisiana, Special Tax Bonds, Refunding Series 2014, 5.000%, 7/15/18	No Opt. Call	A1	2,066,682

	Evangeline Parish Road & Drainage Sales Tax District 1, Louisiana, Sales and Use Tax Revenue Bonds, Series 2013:
250	3.000%, 12/01/16 – AGM Insured	No Opt. Call	AA	250,467
500	3.000%, 12/01/17 – AGM Insured	No Opt. Call	AA	511,125

	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2015:
1,295	5.000%, 6/01/18	No Opt. Call	A1	1,373,373
1,800	5.000%, 6/01/19	No Opt. Call	A1	1,971,126
505	5.000%, 6/01/20	No Opt. Call	A1	567,968

1,270	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southeastern Louisiana University Student Housing/University Facilities Project, Series 2013, 4.000%, 8/01/17	No Opt. Call	A3	1,291,387

1,575	Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project, Refunding Series 2011, 5.000%, 10/01/17	No Opt. Call	BBB+	1,630,629

	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2015:
360	3.000%, 5/15/18	No Opt. Call	A–	370,566
595	4.000%, 5/15/19	No Opt. Call	A–	636,114

	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A:
2,275	5.000%, 7/01/19	No Opt. Call	AA–	2,501,817
2,250	5.000%, 7/01/20	No Opt. Call	AA–	2,531,610
15,315	Total Louisiana			16,404,285

	Maine – 0.1%

535	Portland, Maine, General Airport Revenue Bonds, Refunding Series 2013, 3.000%, 7/01/17	No Opt. Call	BBB+	542,410

200	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maryland – 0.3%

	Maryland Health and Higher Educational Facilities Authority, Maryland, Hospital Revenue Bonds, Meritus Medical Center, Series 2015:
$850	5.000%, 7/01/18	No Opt. Call	BBB	$904,952
915	5.000%, 7/01/19	No Opt. Call	BBB	1,005,082
1,765	Total Maryland			1,910,034

	Massachusetts – 1.2%

715	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Healthcare, Refunding Series 2016I, 5.000%, 7/01/21	No Opt. Call	BBB+	815,751

1,550	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Series 2016J, 4.000%, 7/01/20 (Alternative Minimum Tax)	No Opt. Call	N/R	1,653,369

	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2014:
600	4.000%, 1/01/17 (Alternative Minimum Tax)	No Opt. Call	AA	602,586
1,500	4.000%, 1/01/18 (Alternative Minimum Tax)	No Opt. Call	AA	1,542,300
1,255	3.000%, 1/01/19 (Alternative Minimum Tax)	No Opt. Call	AA	1,286,036

1,000	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2005-11, 5.250%, 8/01/18	No Opt. Call	AAA	1,076,860
6,620	Total Massachusetts			6,976,902

	Michigan – 3.8%

	Brighton Area School District, Livingston County, Michigan, General Obligation Bonds, School Building & Site Series 2013II:
250	2.000%, 5/01/17	No Opt. Call	Aa1	251,570
750	5.000%, 5/01/18	No Opt. Call	Aa1	795,022

1,000	Livonia Public Schools, Wayne County, Michigan, General Obligation Bonds, Refunding Series 2014, 4.000%, 5/01/17 – BAM Insured	No Opt. Call	AA	1,014,570

1,210	Michigan Finance Authority, Hospital Revenue Bonds, Beaumont Health Credit Group, Refunding Series 2015A, 4.000%, 8/01/18	No Opt. Call	A1	1,269,883

2,115	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2015, 5.000%, 12/01/18	No Opt. Call	AA	2,289,741

2,415	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Group, Series 2010B, 5.000%, 11/15/16	No Opt. Call	AA+	2,419,081

1,790	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit Group, Refunding Series 2010, 2.000%, 11/15/47 (Mandatory put 5/30/18)	No Opt. Call	AA+	1,815,454

1,025	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit Group, Refunding Series 2010F-3, 1.400%, 11/15/47 (Mandatory put 6/29/18)	No Opt. Call	AA+	1,030,053

1,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2008A-1, 6.000%, 12/01/17	No Opt. Call	AA	1,055,430

1,515	Michigan State Trunk Line Fund Refunding Bonds, Series 2014, 5.000%, 11/15/18	No Opt. Call	AA+	1,640,457

2,500	Michigan State, Grant Anticipation Bonds, Refunding Federal Highway Series 2016, 5.000%, 3/15/21	No Opt. Call	AA	2,884,725

200	Saginaw Valley State University, Michigan, General Revenue Bonds, Refunding Series 2013A, 5.000%, 7/01/17	No Opt. Call	A1	205,476

	Saginaw Valley State University, Michigan, General Revenue Bonds, Refunding Series 2016A:
1,325	5.000%, 7/01/19	No Opt. Call	A1	1,454,532
1,000	5.000%, 7/01/20	No Opt. Call	A1	1,127,830

NUVEEN	201

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

$1,000	Saint Joseph Public Schools, Berrien County, Michigan, General Obligation Bonds, Refunding Series 2015, 5.000%, 5/01/18	No Opt. Call	AA–	$1,060,030

1,600	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2010A, 5.000%, 12/01/16 (Alternative Minimum Tax)	No Opt. Call	A	1,605,312

690	Western Michigan University, General Revenue Bonds, Refunding Series 2013, 5.000%, 11/15/17	No Opt. Call	A1	719,311
21,385	Total Michigan			22,638,477

	Minnesota – 6.8%

	Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory Academy, Refunding Series 2016A:
100	1.700%, 8/01/17	No Opt. Call	BB+	99,940
150	3.000%, 8/01/18	No Opt. Call	BB+	152,409
240	3.000%, 8/01/22	No Opt. Call	BB+	242,102

	Brainerd, Minnesota, Electric Utility Revenue Bonds, Series 2014A:
360	3.000%, 12/01/16	No Opt. Call	AA	360,630
360	3.000%, 12/01/17	No Opt. Call	AA	367,337
365	3.000%, 12/01/18	No Opt. Call	AA	378,206
380	3.000%, 12/01/20 – AGM Insured	No Opt. Call	AA	403,473

670	Central Minnesota Municipal Power Agency, Revenue Bonds, Brookings – Southeast Twin Cities Transmission Project, Series 2012, 5.000%, 1/01/18	No Opt. Call	A2	699,400

	Chippewa County, Minnesota, Gross Revenue Hospital Bonds, Montevideo Hospital Project, Refunding Series 2016:
635	3.000%, 3/01/19 (WI/DD, Settling 12/01/16)	No Opt. Call	N/R	650,303
745	3.000%, 3/01/20 (WI/DD, Settling 12/01/16)	No Opt. Call	N/R	768,438

135	Columbus, Minnesota, Senior Housing Revenue Bonds, Richfield Senior Housing, Inc., Refunding Series 2015, 2.000%, 1/01/18	No Opt. Call	N/R	135,730

805	Dakota County Community Development Agency, Minnesota, Senior Housing Revenue Bonds, Walker Highview Hills LLC Project, Refunding Series 2016A, 2.500%, 8/01/21	No Opt. Call	N/R	798,029

440	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series 2016A, 4.000%, 7/01/21	No Opt. Call	BB+	463,615

1,200	Duluth Independent School District 709, Minnesota, Certificates of Participation, Refunding Series 2016A, 3.000%, 2/01/20	No Opt. Call	Aa2	1,261,296

2,090	Hopkins Independent School District 270, Hennepin County, Minnesota, General Obligation Bonds, Crossover Refunding Series 2015C, 5.000%, 2/01/20	No Opt. Call	Aa2	2,350,435

	Maple Grove, Minnesota, Health Care Facilities Revenue Refunding Bonds, North Memorial Health Care, Series 2015:
370	4.000%, 9/01/17	No Opt. Call	Baa1	379,409
300	4.000%, 9/01/18	No Opt. Call	Baa1	314,985

2,985	Minneapolis Special School District 1, Hennepin County, Minnesota, Certificates of Participation, Refunding Series 2013D, 5.000%, 2/01/18	No Opt. Call	AA+	3,139,175

1,145	Minneapolis, Minnesota, Muli-Family Housing Revenue Bonds, Plymouth Stevens House Limited Partnership Project, Series 2016B, 2.000%, 12/01/17	4/17 at 100.00	N/R	1,144,542

2,500	Minneapolis, Minnesota, Revenue Bonds, National Marrow Donor Program Project, Series 2010, 5.000%, 8/01/17 (ETM)	No Opt. Call	N/R (4)	2,579,325

202	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Grant Park Project, Refunding Series 2015:
$220	1.950%, 3/01/17	No Opt. Call	N/R	$219,923
280	2.350%, 3/01/18	No Opt. Call	N/R	281,140

	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Village at St. Anthony Falls Project, Refunding Series 2015:
490	2.000%, 3/01/17	No Opt. Call	N/R	489,436
460	2.400%, 3/01/18	No Opt. Call	N/R	460,414
605	3.000%, 3/01/20	No Opt. Call	N/R	609,489

600	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2014B, 5.000%, 1/01/18 (Alternative Minimum Tax)	No Opt. Call	A+	626,898

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Augsburg College, Series 2014-8-C:
215	1.550%, 5/01/17	No Opt. Call	Baa3	215,245
300	2.000%, 5/01/18	No Opt. Call	Baa3	301,371

1,065	Minnesota Higher Education Facilities Authority, Revenue Bonds, Bethel University, Refunding Series 2007-6-R, 5.500%, 5/01/17	No Opt. Call	N/R	1,078,323

475	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Benedict, Series 2016-8K, 3.000%, 3/01/20	No Opt. Call	Baa1	500,246

1,140	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint Thomas, Series 2009-7A, 4.000%, 10/01/17	No Opt. Call	A2	1,173,083

	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2014C:
240	1.050%, 7/01/17 (Alternative Minimum Tax)	No Opt. Call	AA+	240,214
755	1.400%, 7/01/18 (Alternative Minimum Tax)	No Opt. Call	AA+	756,669

3,635	Minnesota State, General Obligation Bonds, Various Purpose Refunding Series 2013F, 5.000%, 10/01/18	No Opt. Call	AAA	3,921,147

1,585	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2008A, 5.000%, 1/01/18 – AGC Insured	No Opt. Call	AA	1,659,289

	Ramsey, Anoka County, Minnesota, Lease Revenue Bonds, PACT Charter School Project, Refunding Series 2013A:
320	2.500%, 12/01/16	No Opt. Call	BBB–	320,032
220	3.000%, 12/01/17	No Opt. Call	BBB–	221,261

990	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Series 2011B, 4.000%, 11/15/38 (Mandatory put 11/15/18)	No Opt. Call	AA	1,050,202

1,295	Saint Cloud Independent School District 742, Stearns County, Minnesota, General Obligation Bonds, Refunding Series 2015C, 5.000%, 2/01/20	No Opt. Call	Aa2	1,454,596

295	Saint Cloud, Minnesota, Charter School Lease Revenue Bonds, Stride Academy Project, Series 2016A, 3.000%, 4/01/21	No Opt. Call	B–	295,319

425	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Refunding Series 2014B, 4.000%, 5/01/18	No Opt. Call	A1	443,819

2,240	Saint Louis Park, Minnesota, Health Care Facilities Revenue Bonds, Park Nicollet Health Services, Refunding Series 2009, 5.750%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	Aaa	2,522,106

155	Saint Paul Housing and Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Community of Peace Academy Project, Refunding Series 2015A, 2.750%, 12/01/20	No Opt. Call	BBB–	156,153

NUVEEN	203

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

$1,555	Sauk Rapids Independent School District 047, Benton County, Minnesota, General Obligation Bonds, Refunding School Building Series 2015A, 5.000%, 2/01/20	No Opt. Call	AA+	$1,749,826

120	Savage, Minnesota Charter School Lease Revenue Bonds, Aspen Academy Project, Series 2016A, 3.625%, 10/01/21	No Opt. Call	N/R	120,017

450	Shakopee, Minnesota, Health Care Facilities Revenue Bonds, Saint Francis Regional Medical Center, Refunding Series 2014, 5.000%, 9/01/17	No Opt. Call	A	465,512

	St. Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds, HealthEast Inc., Series 2015A:
1,365	5.000%, 11/15/18	No Opt. Call	BBB–	1,462,284
1,330	5.000%, 11/15/19	No Opt. Call	BBB–	1,464,649
38,800	Total Minnesota			40,947,442

	Mississippi – 0.3%

800	Mississippi Business Finance Corporation, Solid Waste Disposal Revenue Bonds, Waste Management, Inc. Project, Series 2002, 1.375%, 3/01/27 (Mandatory put 3/01/17) (Alternative Minimum Tax)	No Opt. Call	A–	800,832

1,000	Mississippi Development Bank, Special Obligation Bonds, Municipal Energy Agency of Mississippi, Power Supply Project, Refunding Series 2015A, 5.000%, 3/01/19 – AGM Insured	No Opt. Call	AA	1,080,180
1,800	Total Mississippi			1,881,012

	Missouri – 5.1%

1,740	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/18	No Opt. Call	AA+	1,877,669

1,000	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Refunding Series 2012, 4.000%, 8/01/17	No Opt. Call	A	1,022,070

1,090	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Saint Francis Medical Center, Series 2013A, 4.000%, 6/01/17	No Opt. Call	AA–	1,109,522

	Cape Girardeau County Reorganized School District R2, Missouri, Certificates of Participation, Refunding Series 2014:
200	3.000%, 4/01/17 – BAM Insured	No Opt. Call	AA	201,586
300	3.000%, 4/01/18 – BAM Insured	No Opt. Call	AA	307,071

1,250	Chesterfield Valley Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2015, 3.250%, 5/15/28	5/23 at 100.00	A–	1,291,225

	Curators of the University of Missouri, System Facilities Revenue Bonds, Series 2007A:
460	5.000%, 11/01/33 (Pre-refunded 11/01/17)	11/17 at 100.00	AA+ (4)	479,808
180	5.000%, 11/01/35 (Pre-refunded 11/01/17)	11/17 at 100.00	AA+ (4)	187,751

650	Hanley/Eager Road Transportation Development District, Missouri, Revenue Bonds, Refunding Series 2016A, 2.375%, 3/01/21	No Opt. Call	N/R	642,109

1,000	Jackson County, Missouri, Special Obligation Bonds, Rirr Right of Way Project, Series 2016, 5.000%, 12/01/20	No Opt. Call	A1	1,147,670

1,245	Jackson County, Missouri, Special Obligation Bonds, Truman Sports Complex Project, Refunding Series 2014, 5.000%, 12/01/19	No Opt. Call	A1	1,392,458

110	Joplin Industrial Development Authority, Missouri, Revenue Bonds, Christian Homes Inc., Series 2007F, 5.500%, 5/15/17	No Opt. Call	BBB–	111,817

204	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

	Kansas City Industrial Development Authority, Missouri, Special Obligation Revenue Bonds, Plaza Library Project, Refunding Series 2014:
$250	3.000%, 3/01/17	No Opt. Call	N/R	$251,363
1,000	3.000%, 3/01/18	No Opt. Call	N/R	1,015,160

1,250	Kansas City, Missouri, Airport Revenue Bonds, Refunding General Improvement Series 2013A, 5.000%, 9/01/17	No Opt. Call	A+	1,292,613

1,300	Kansas City, Missouri, Special Obligation Bonds, Kansas City Missouri Projects, Series 2016A, 5.000%, 10/01/20	No Opt. Call	AA–	1,477,203

4,000	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Kansas City Power & Light Company Project, Series 1992, 1.250%, 7/01/17	No Opt. Call	A	4,013,000

995	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013, 5.000%, 5/01/17	No Opt. Call	BBB+	1,013,626

520	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/17	No Opt. Call	A2	541,564

555	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Freeman Health System, Series 2012, 5.000%, 2/15/17	No Opt. Call	A–	561,360

285	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2014A, 4.000%, 2/01/18	No Opt. Call	BBB+	294,673

1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2016B, 4.000%, 2/01/20 (WI/DD, Settling 11/04/16)	No Opt. Call	BBB+	1,071,180

1,435	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University, Series 2011, 4.000%, 4/01/17	No Opt. Call	A2	1,453,755

	Plaza at Noah’s Ark Community Improvement District, Saint Charles, Missouri, Tax Increment and Improvement District Revenue Bonds, Series 2015:
780	2.500%, 5/01/18	No Opt. Call	N/R	786,529
775	2.750%, 5/01/19	No Opt. Call	N/R	787,137
500	3.000%, 5/01/20	No Opt. Call	N/R	512,050
300	3.250%, 5/01/21	No Opt. Call	N/R	309,579

310	Raymore, Missouri, Tax Increment Revenue Bonds, Raymore Galleria Project, Refunding & Improvement Series 2014A, 3.000%, 5/01/17	No Opt. Call	N/R	311,004

640	Saint Louis County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Ranken-Jordan Project, Refunding & Improvement Series 2016, 4.000%, 11/15/20	No Opt. Call	N/R	671,629

385	Saint Louis Industrial Development Authority, Missouri, Tax Increment Bonds, Southtown Redevelopment Project, Refunding Series 2015, 3.000%, 11/01/22	No Opt. Call	N/R	391,037

530	Saint Louis Municipal Finance Corporation, Missouri, Leasehold Revenue Bonds, City Parks, Series 2014, 4.000%, 6/15/18 – AGM Insured	No Opt. Call	AA	553,718

435	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Refunding Series 2012, 5.000%, 7/01/17 (Alternative Minimum Tax)	No Opt. Call	A–	446,467

1,135	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005, 5.500%, 7/01/18 – NPFG Insured	No Opt. Call	AA–	1,218,797

250	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A, 5.100%, 11/01/19	1/17 at 100.00	N/R	250,248

530	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2012, 5.000%, 9/01/17	No Opt. Call	A–	545,794

NUVEEN	205

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

$1,500	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2013A, 2.850%, 9/01/18	3/17 at 100.00	A–	$1,507,110
29,885	Total Missouri			31,047,352

	Montana – 0.3%

1,740	Montana Facilities Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Composite Deal Series 2010B, 5.000%, 1/01/19	No Opt. Call	AA–	1,887,604

	Nebraska – 1.8%

690	Central Plains Energy Project, Nebraska, Gas Project 1 Revenue Bonds, Series 2007A, 5.250%, 12/01/21	No Opt. Call	A	806,231

6,380	Central Plains Energy Project, Nebraska, Gas Supply Revenue Bonds, Refunding Series 2014, 5.000%, 8/01/39 (Mandatory put 12/01/19)	12/19 at 100.00	Aa3	7,041,159

770	Douglas County Hospital Authority 2, Nebraska, Hospital Revenue Bonds, Madonna Rehabilitation Hospital Project, Series 2014, 4.000%, 5/15/17	No Opt. Call	BBB+	782,428

1,000	Nebraska State Colleges Facilities Corporation, Building Bonds, CSC Rangeland Center and WCS U.S. Conn Library Projects, Series 2014, 5.000%, 6/15/18	No Opt. Call	AA+	1,064,250

1,235	University of Nebraska Facilities Corporation, UNMC Cancer Center Bonds, Series 2014A, 4.000%, 2/15/18	No Opt. Call	Aa1	1,285,079
10,075	Total Nebraska			10,979,147

	Nevada – 2.3%

5,240	Clark County, Nevada, Airport Revenue Bonds, Junior Lien Series 2014B, 5.000%, 7/01/18	No Opt. Call	A+	5,589,141

	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-18 Inspirada, Refunding Series 2016:
1,185	3.000%, 9/01/18	No Opt. Call	N/R	1,207,219
1,890	4.000%, 9/01/20	No Opt. Call	N/R	2,011,130
1,065	2.000%, 9/01/21	No Opt. Call	N/R	1,041,921

	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-4C Green Valley Properties, Refunding Series 2014:
1,495	4.000%, 11/01/17	No Opt. Call	N/R	1,537,712
1,045	4.000%, 11/01/18	No Opt. Call	N/R	1,098,149

1,080	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 812 Summerlin Village 24, Series 2015, 3.500%, 12/01/19	No Opt. Call	N/R	1,109,830
13,000	Total Nevada			13,595,102

	New Hampshire – 0.2%

1,030	New Hampshire Business Finance Authority, Water Facility Revenue Bonds, Pennichuck Water Works Inc., Refunding Series 2014A, 4.000%, 1/01/18 (Alternative Minimum Tax)	No Opt. Call	A+	1,058,809

	New Jersey – 4.7%

	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Refunding Series 2014A:
1,000	5.000%, 2/15/17	No Opt. Call	BBB+	1,011,340
1,000	5.000%, 2/15/18	No Opt. Call	BBB+	1,047,680

	Lacey Township School District, Ocean County, New Jersey, General Obligation Bonds, Refunding Series 2016:
1,585	4.000%, 4/01/19 – BAM Insured	No Opt. Call	AA	1,685,885
1,665	4.000%, 4/01/20 – BAM Insured	No Opt. Call	AA	1,803,695
1,330	5.000%, 4/01/21 – BAM Insured	No Opt. Call	AA	1,521,467

206	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

$1,100	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2012A, 5.000%, 7/01/17	No Opt. Call	Baa2	$1,126,532

2,585	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, AHS Hospital Corporation, Refunding Series 2016, 5.000%, 7/01/19	No Opt. Call	AA-	2,847,016

2,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Princeton HealthCare System, Series 2016A, 5.000%, 7/01/19	No Opt. Call	Baa2	2,191,360

2,000	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2014-1A-1, 4.000%, 12/01/17 (Alternative Minimum Tax)	No Opt. Call	AA	2,055,620

	New Jersey Transit Corporation, Grant Anticipation Notes, Federal Transit Administration Section 5307 Urbanized Area Formula Funds, Series 2014A:
1,575	5.000%, 9/15/17	No Opt. Call	A	1,620,848
2,000	5.000%, 9/15/18	No Opt. Call	A	2,113,380

4,365	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2016A-1&2, 5.000%, 6/15/20 (WI/DD, Settling 11/02/16)	No Opt. Call	A+	4,786,441

3,100	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/18	No Opt. Call	A3	3,306,832

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
940	4.500%, 6/01/23	6/17 at 100.00	Baa3	953,357
110	4.625%, 6/01/26	6/17 at 100.00	B+	110,517
26,355	Total New Jersey			28,181,970

	New Mexico – 0.9%

5,130	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding Sub-Series 2014A, 5.000%, 11/01/39 (Mandatory put 8/01/19)	8/19 at 100.00	Aa3	5,630,739

	New York – 9.0%

1,135	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Catholic Health System, Inc. Project, Series 2015, 5.000%, 7/01/18	No Opt. Call	BBB+	1,206,426

380	Build New York City Resource Corporation, New York, Revenue Bonds, Bronx Charter School for Excellence, Series 2013A, 3.000%, 4/01/18	No Opt. Call	BBB–	382,307

5,000	Chautauqua County Capital Resource Corporation, New York, Multi-Mode Revenue Bonds, Jamestown Center City Development Corporation Project, Guaranteed by the Gebbie Foundation, Series 2013D, 1.350%, 11/01/31 (Mandatory put 11/01/17)	No Opt. Call	AA–	5,014,050

1,375	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2015, 5.000%, 7/01/18	No Opt. Call	A–	1,465,778

1,435	Dormitory Authority of the State of New York, School Districts Financing Program Revenue Bonds, Series 2014A, 5.000%, 10/01/18 – AGM Insured	No Opt. Call	AA	1,546,543

2,545	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012B, 5.000%, 3/15/18	No Opt. Call	AAA	2,688,385

4,015	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2014A, 5.000%, 2/15/19	No Opt. Call	AAA	4,380,566

575	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014, 3.000%, 7/01/17	No Opt. Call	BBB+	582,676

NUVEEN	207

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$2,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2014 Series B-1, 5.000%, 11/01/18	No Opt. Call	AAA	$2,162,720

8,315	New York City, New York, General Obligation Bonds, Fiscal 2014 Series G, 5.000%, 8/01/17	No Opt. Call	AA	8,584,572

2,000	New York City, New York, General Obligation Bonds, Fiscal 2014 Series J, 5.000%, 8/01/18	No Opt. Call	AA	2,141,420

1,765	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, New York State Electric and Gas Corporation, Series 1994B, 2.000%, 2/01/29 (Mandatory put 5/01/20)	No Opt. Call	A–	1,794,175

1,960	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2013A, 5.000%, 5/01/19	No Opt. Call	A–	2,152,080

5,000	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016, 5.000%, 8/01/19 (Alternative Minimum Tax)	No Opt. Call	BB–	5,371,700

620	Niagara Falls, New York, General Obligation Bonds, Series 2014, 2.000%, 3/01/18 – AGM Insured	No Opt. Call	AA	625,853

1,150	Niagara Frontier Transportation Authority, New York, Airport Revenue Bonds, Buffalo International Airport, Series 2014A, 4.000%, 4/01/17 (Alternative Minimum Tax)	No Opt. Call	Baa1	1,165,341

6,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Sixth Series 2014, 5.000%, 10/15/18 (Alternative Minimum Tax)	No Opt. Call	AA–	6,455,700

3,500	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Eighth Series 2013, 5.000%, 12/01/17 (Alternative Minimum Tax)	No Opt. Call	AA–	3,651,795

230	Schenectady County Capital Resource Corporation, New York, FHA insured Mortgage Revenue Bonds, Ellis Hospital Project, Refunding Series 2012, 1.750%, 2/15/18 – AGM Insured	No Opt. Call	AA+	229,959

635	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Refunding Series 2011, 5.000%, 7/01/18	No Opt. Call	BBB+	675,945

1,880	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2015, 4.000%, 8/01/19	No Opt. Call	A–	2,019,477
51,515	Total New York			54,297,468

	North Carolina – 0.9%

	North Carolina Central University, General Revenue Bonds, Refunding Series 2016:
2,195	4.000%, 10/01/19	No Opt. Call	A3	2,365,376
2,250	4.000%, 10/01/20	No Opt. Call	A3	2,469,015

700	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue Bonds, Southminster Project, Refunding Series 2016, 4.000%, 10/01/19 (WI/DD, Settling 11/10/16)	No Opt. Call	N/R	733,999
5,145	Total North Carolina			5,568,390

	North Dakota – 0.5%

3,040	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 3.500%, 11/01/16	No Opt. Call	A+	3,040,000

	Ohio – 0.6%

375	Hamilton County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2014, 4.000%, 2/01/17	No Opt. Call	A	377,876

208	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$685	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (Mandatory put 12/03/18)	No Opt. Call	CCC+	$639,804

350	Ohio Higher Education Facilities Commission, Revenue Bonds, John Carroll University, Series 2014, 2.250%, 9/01/33 (Mandatory put 9/01/18)	No Opt. Call	A3	355,299

1,000	Ohio State Higher Educational Facility Commission, Higher Education Facility Revenue Bonds, Xavier University 2008C, 5.000%, 5/01/18 (ETM)	No Opt. Call	A3 (4)	1,062,430

1,230	University of Toledo, Ohio, General Receipts Bonds, Refunding Series 2010, 5.000%, 6/01/18	No Opt. Call	A1	1,303,911
3,640	Total Ohio			3,739,320

	Oklahoma – 2.3%

1,000	Canadian County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Mustang Public Schools Project, Series 2012, 4.000%, 9/01/18	No Opt. Call	A+	1,050,170

2,765	Canadian County Independent School District 69, Mustang, Oklahoma, General Obligation Bond, Combined Purpose Series 2014, 2.000%, 6/01/18	No Opt. Call	AA-	2,810,871

1,005	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Moore Public Schools Project, Series 2016, 5.000%, 6/01/20	No Opt. Call	A+	1,134,384

1,000	Edmond Public Works Authority, Oklahoma, Sales Tax and Utility Systems Revenue Bonds, Series 2014, 5.000%, 7/01/18	No Opt. Call	AA–	1,065,940

1,070	Oklahoma Development Finance Authority, Health System Revenue Bonds, Integris Baptist Medical Center, Refunding Series 2015A, 5.000%, 8/15/18	No Opt. Call	AA–	1,148,666

	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Refunding Series 2015B:
550	4.000%, 6/01/17 – BAM Insured (Alternative Minimum Tax)	No Opt. Call	AA	559,493
860	4.000%, 6/01/18 – BAM Insured (Alternative Minimum Tax)	No Opt. Call	AA	895,294
1,000	5.000%, 6/01/20 – BAM Insured	No Opt. Call	AA	1,114,780

	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2015A:
525	4.000%, 6/01/17 – BAM Insured (Alternative Minimum Tax)	No Opt. Call	AA	534,062
1,200	4.000%, 6/01/18 – BAM Insured (Alternative Minimum Tax)	No Opt. Call	AA	1,249,248

2,000	Tulsa County Independent School District 11 Owasso, Oklahoma, General Obligation Bonds, Combined Purpose Series 2014, 2.000%, 6/01/18	No Opt. Call	AA–	2,030,640
12,975	Total Oklahoma			13,593,548

	Oregon – 0.9%

1,000	Emerald Peoples Utility District, Oregon, Electric System Revenue Bonds, Refunding Series 2013, 3.000%, 11/01/16	No Opt. Call	A1	1,000,000

2,295	Multnomah County School District 1J, Portland, Oregon, General Obligation Bonds, Series 2013B, 5.000%, 6/15/20	No Opt. Call	Aa1	2,614,005

1,930	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2011-21, 5.000%, 7/01/17 (Alternative Minimum Tax)	No Opt. Call	AA–	1,983,905
5,225	Total Oregon			5,597,910

	Pennsylvania – 4.2%

1,115	Corry Area School District, Erie County, Pennsylvania, General Obligation Bonds, Refunding Series 2014, 3.000%, 12/15/18	No Opt. Call	AA	1,160,827

500	East Hempfield Township Industrial Development Authority, Pennsylvania, Revenue Bonds, Willow Valley Communities Project, Refunding Series 2016, 4.000%, 12/01/18	No Opt. Call	N/R	528,450

NUVEEN	209

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc – Student Housing Project at Millersville University, Series 2014:
$300	2.000%, 7/01/17	No Opt. Call	BBB–	$300,612
500	2.250%, 7/01/18	No Opt. Call	BBB–	503,345

350	Economy Municipal Authority, Pennsylvania, Sewer Revenue Bonds, Refunding Series 2013, 3.000%, 12/15/17	No Opt. Call	AA	357,497

	Indiana County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Indiana Regional Medical Center, Series 2014A:
185	4.000%, 6/01/17	No Opt. Call	Ba1	185,061
250	4.000%, 6/01/18	No Opt. Call	Ba1	254,595

1,000	Lancaster Industrial Development Authority, Pennsylvania, Revenue Bonds, Garden Spot Village Project, Series 2013, 5.000%, 5/01/18	No Opt. Call	BBB	1,038,510

1,000	Manheim Township School District, Lancaster County, Pennsylvania, General Obligation Bonds, Libor Index Rate Mode, Series 2014A, 0.819%, 5/01/25 (Mandatory put 5/01/18)	11/17 at 100.00	Aa2	989,330

470	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing Program-Delaware Valley College of Science and Agriculture Project, Series 2012 LL1, 4.000%, 11/01/16	No Opt. Call	Ba1	470,000

640	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Lock Haven University Foundation Student Housing Project, Refunding Series 2013A, 3.000%, 7/01/17	No Opt. Call	BBB–	642,848

825	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Widener University, Series 2013A, 5.000%, 7/15/17	No Opt. Call	A–	847,927

400	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Widener University, Series 2014, 4.000%, 7/15/17	No Opt. Call	A–	408,272

5,045	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Series 2016, 5.000%, 6/01/21	No Opt. Call	A3	5,802,456

1,350	Philadelphia Authority for Industrial Development, Pennsylvania, Lease Revenue Bonds, Refunding Series 2014B, 4.000%, 10/01/17	No Opt. Call	A+	1,388,178

	Pittsburgh Public Parking Authority, Pennsylvania, Parking System Revenue Bonds, Refunding Series 2015A:
620	4.000%, 12/01/18	No Opt. Call	A+	656,729
1,515	5.000%, 12/01/19	No Opt. Call	A+	1,679,559

1,275	Pittsburgh School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2014B, 4.000%, 9/01/18 – BAM Insured	No Opt. Call	AA	1,341,351

2,760	Pittsburgh School District, Allegheny County, Pennsylvania, General Obligation Refunding Bonds, Series 2002A, 5.500%, 9/01/18 – AGM Insured	No Opt. Call	AA	2,973,293

635	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012A, 5.000%, 9/01/19	No Opt. Call	A+	703,072

430	Southcentral Pennsylvania General Authority, Revenue Bonds, Wellspan Health Obligated Group, Refunding Series 2014A, 5.000%, 6/01/18	No Opt. Call	Aa3	456,690

	State Public School Building Authority, Pennsylvania, College Revenue Bonds, Harrisburg Area Community College Project, Series 2014B2:
1,105	3.000%, 10/01/17	No Opt. Call	AA	1,123,221
1,255	4.000%, 10/01/18	No Opt. Call	AA	1,317,461
23,525	Total Pennsylvania			25,129,284

210	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Rhode Island – 1.0%

$1,535	Rhode Island Commerce Corporation, Grant Anticipation Bonds, Rhode Island Department of Transportation, Refunding Series 2016A, 5.000%, 6/15/20	No Opt. Call	AA–	$1,729,162

1,020	Rhode Island Health and Educational Building Corporation, Higher Education Facility Revenue Bonds, Board of Education Auxiliary Enterprise, Refunding Series 2013D, 5.000%, 9/15/17	No Opt. Call	A1	1,054,609

555	Rhode Island Health and Educational Building Corporation, Higher Education Facility Revenue Bonds, Board of Education Educational & General, Refunding Series 2013B, 3.000%, 9/15/17	No Opt. Call	Aa3	564,324

	Rhode Island Health and Educational Building Corporation, Higher Education Facility Revenue Bonds, University of Rhode Island Auxiliary Enterprise, Refunding Series 2016B:
675	5.000%, 9/15/19	No Opt. Call	A+	745,450
375	5.000%, 9/15/20	No Opt. Call	A+	424,909

1,525	Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue Bonds, Lifespan Obligated Group, Refunding Series 2016, 5.000%, 5/15/20	No Opt. Call	BBB+	1,705,225
5,685	Total Rhode Island			6,223,679

	South Dakota – 0.7%

1,515	Sioux Falls School District 49-5, Minnehaha and Lincoln Counties, South Dakota, General Obligation Bonds, Refunding Certificate Series 2012, 4.000%, 1/01/18	No Opt. Call	AA-	1,570,085

	Sioux Falls, South Dakota, Health Facilities Revenue Bonds, Dow Rummel Village Project, Refunding Series 2016:
300	2.650%, 11/01/20	No Opt. Call	N/R	300,414
200	3.000%, 11/01/21	No Opt. Call	N/R	200,092

525	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2014B, 3.000%, 11/01/18	No Opt. Call	A+	545,470

485	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2015, 5.000%, 11/01/19	No Opt. Call	A+	538,966

1,050	South Dakota Housing Development Authority, Multiple Purpose Revenue Bonds, Series 2013A, 1.600%, 5/01/18	No Opt. Call	Aa3	1,056,174
4,075	Total South Dakota			4,211,201

	Tennessee – 0.8%

1,290	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Refunding Series 2009B, 5.500%, 11/01/20	11/19 at 100.00	AA–	1,449,109

1,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Belmont University Project, Series 2012, 3.000%, 11/01/16	No Opt. Call	BBB+	1,000,000

700	Metropolitan Government of Nashville-Davidson County, Tennessee, Electric System Revenue Bonds, Series 2014A, 5.000%, 5/15/18	No Opt. Call	AA+	744,436

1,500	Metropolitan Government of Nashville-Davidson County, Tennessee, Exempt Facilities Revenue Bonds, Waste Management Inc., Series 2001, 1.500%, 8/01/31 (Mandatory put 8/01/17) (Alternative Minimum Tax)	1/17 at 100.00	A–	1,504,335
4,490	Total Tennessee			4,697,880

	Texas – 4.9%

5,720	Brazosport Independent School District, Brazoria County, Texas, General Obligation Bonds, School Building Series 2015, 5.000%, 2/15/20	No Opt. Call	Aaa	6,442,493

NUVEEN	211

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$1,000	Corpus Christi Business and Job Development Corporation, Texas, Sales Tax Revenue Bonds, Arena Project, Refunding Series 2014, 4.000%, 9/01/18	No Opt. Call	AA	$1,050,730

1,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2009A, 5.000%, 11/01/21 (Pre-refunded 11/01/16)	11/16 at 100.00	A+ (4)	1,000,000

1,525	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2014D, 5.000%, 11/01/18 (Alternative Minimum Tax)	No Opt. Call	A+	1,642,532

645	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2014A, 5.000%, 12/01/17	No Opt. Call	A+	673,632

800	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Young Men’s Christian Association of the Greater Houston Area, Series 2013A, 5.000%, 6/01/17	No Opt. Call	Baa3	815,952

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien Series 2014C:
590	4.000%, 11/15/17	No Opt. Call	A3	607,222
2,415	4.000%, 11/15/18	No Opt. Call	A3	2,542,512

2,260	Houston Independent School District, Harris County, Texas, General Obligation Bonds, Refunding Schoolhouse Series 2016A, 5.000%, 2/15/21	No Opt. Call	AAA	2,616,899

410	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2014, 5.000%, 9/01/18	No Opt. Call	A2	438,831

500	Laredo Community College District, Webb County, Texas, General Obligation Bonds, Series 2014, 5.000%, 8/01/18	No Opt. Call	AA–	533,910

560	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013, 3.000%, 12/01/18	No Opt. Call	Ba2	560,812

	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Methodist Retirement Communities Crestview Project, Series 2016:
345	2.000%, 11/15/19	No Opt. Call	N/R	343,034
615	4.000%, 11/15/21	No Opt. Call	N/R	659,926

New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – College Station I LLC – Texas A&M University Project, Series 2014A:

125	4.000%, 4/01/18 – AGM Insured	No Opt. Call	AA	129,515
325	4.000%, 4/01/19 – AGM Insured	No Opt. Call	AA	342,979

1,500	North Harris County Regional Water Authority, Texas, Water Revenue Bonds, Refunding Senior Lien Series 2016, 5.000%, 12/15/20	No Opt. Call	AA–	1,724,760

1,425	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Hendrick Medical Center, Series 2009A, 4.375%, 9/01/18 – AGC Insured	No Opt. Call	AA	1,506,909

3,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/16	No Opt. Call	A3	3,015,030

2,605	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Series 2014A, 5.000%, 4/01/19	No Opt. Call	AAA	2,856,122
27,365	Total Texas			29,503,800

	Utah – 0.7%

2,870	Intermountain Power Agency, Utah, Power Supply Revenue Bonds, Subordinate Lien Refunding Series 2014, 5.000%, 7/01/18	No Opt. Call	AA–	3,063,208

212	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Utah (continued)

	West Valley City Municipal Building Authority, Salt Lake County, Utah, Lease Revenue Bonds, Refunding Series 2016:
$660	2.000%, 2/01/19 – AGM Insured	No Opt. Call	AA		$670,718
575	3.000%, 2/01/20 – AGM Insured	No Opt. Call	AA		605,090
4,105	Total Utah				4,339,016

	Vermont – 0.5%

345	Vermont Housing Finance Agency, Multiple Purpose Bonds, Series 2012B, 1.900%, 11/01/16 (Alternative Minimum Tax)	No Opt. Call	AA		345,000

2,915	Vermont Student Assistance Corporation, Education Student Loan Revenue Notes Series 2012A, 2.550%, 6/15/18 (Alternative Minimum Tax)	No Opt. Call	A		2,937,329
3,260	Total Vermont				3,282,329

	Virginia – 0.9%

2,620	Fredericksburg Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2007, 5.000%, 6/15/17	No Opt. Call	Baa1		2,670,933

1,275	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Obligated Group, Series 2013, 4.000%, 11/01/16	No Opt. Call	A2		1,275,000

425	Peninsula Ports Authority of Virginia, Coal Terminal Revenue Bonds, Dominion Terminal Associates Project-DETC Issue, Refunding Series 2003, 1.550%, 10/01/33 (Mandatory put 10/01/19)	No Opt. Call	BBB+		423,840

1,160	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal Revenue Bonds, Virginia Electric and Power Company, Series 2010A, 1.875%, 11/01/40 (Mandatory put 6/01/20)	No Opt. Call	A2		1,179,859
5,480	Total Virginia				5,549,632

	Washington – 2.9%

4,185	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station, Refunding Series 2014A, 5.000%, 7/01/18	No Opt. Call	Aa1		4,470,333

	Port Everett, Washington, Revenue Bonds, Refunding Series 2016:
200	3.000%, 12/01/19	No Opt. Call	A1		210,096
200	4.000%, 12/01/20	No Opt. Call	A1		220,022
225	4.000%, 12/01/21	No Opt. Call	A1		251,318

	Port of Pasco, Washington, Airport and General Port Revenue Bonds, Series 2014A:
700	3.000%, 12/01/16 (Alternative Minimum Tax)	No Opt. Call	A–		701,162
860	3.000%, 12/01/17 (Alternative Minimum Tax)	No Opt. Call	A–		875,153

1,500	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2015C, 5.000%, 4/01/19 (Alternative Minimum Tax)	No Opt. Call	A+		1,638,180

	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Regional Health, Improvement & Refunding Series 2013A:
470	4.000%, 12/01/16	No Opt. Call	Baa2		471,072
1,425	4.000%, 12/01/17	No Opt. Call	Baa2		1,464,316
610	5.000%, 12/01/18	No Opt. Call	Baa2		651,193

1,775	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Series 2016, 4.000%, 12/01/21 (WI/DD, Settling 11/03/16)	No Opt. Call	Baa2		1,923,088

205	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2012, 4.000%, 12/01/16 (ETM)	No Opt. Call	N/R	(4)	205,562

NUVEEN	213

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington (continued)

	Washington Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding Series 2014A:
$320	5.000%, 11/15/17	No Opt. Call	A+	$333,270
470	5.000%, 11/15/18	No Opt. Call	A+	506,557

1,400	Washington State Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2005D, 1.250%, 11/01/17	No Opt. Call	A–	1,403,794

500	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009, 6.000%, 7/01/19	No Opt. Call	Baa1	557,405

500	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2009A, 5.000%, 1/01/18	No Opt. Call	A	522,385

1,045	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, Refunding Series R-2012D, 5.000%, 7/01/18	No Opt. Call	AA+	1,116,792
16,590	Total Washington			17,521,698

	West Virginia – 0.2%

1,000	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company – Amos Project, Series 2011A, 1.700%, 1/01/41 (Mandatory put 9/01/20) (Alternative Minimum Tax)	No Opt. Call	BBB+	988,940

	Wisconsin – 1.8%

2,855	Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Refunding Series 2016A-3, 2.000%, 7/01/29 (Mandatory put 6/01/21) (Alternative Minimum Tax)	No Opt. Call	A–	2,864,935

535	Wisconsin Health & Educational Facilities Authority, Health Facilities Revenue Bonds, UnityPoint Health Project, Series 2014A, 5.000%, 12/01/17	No Opt. Call	Aa3	558,658

655	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2009B-1, 1.250%, 8/15/25 (Mandatory put 8/15/17)	8/17 at 100.00	A+	656,552

530	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Bellin Memorial Hospital, Series 2015, 3.000%, 12/01/18	No Opt. Call	A+	550,288

610	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health System, Inc., Series 2010B, 5.000%, 4/01/17	No Opt. Call	A–	620,053

770	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Hospital Sisters Services, Inc., Refunding Series 2014A, 5.000%, 11/15/18	No Opt. Call	AA–	832,170

200	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson Hollow Project. Series 2014, 2.750%, 10/01/17	No Opt. Call	N/R	200,516

	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Fort Healthcare, Series 2014:
385	4.000%, 5/01/17	No Opt. Call	BBB+	390,506
375	4.000%, 5/01/18	No Opt. Call	BBB+	389,303
300	4.000%, 5/01/19	No Opt. Call	BBB+	316,632

	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, ThedaCare Inc, Series 2015:
435	5.000%, 12/15/17	No Opt. Call	AA–	454,671
450	5.000%, 12/15/18	No Opt. Call	AA–	486,810

214	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

	Wisconsin Housing and Economic Development Authority, Home Ownership Revenue Bonds, Series 2015A:
$1,000	1.850%, 3/01/19 (Alternative Minimum Tax)	No Opt. Call	AA	$1,007,420
1,260	1.950%, 9/01/19 (Alternative Minimum Tax)	No Opt. Call	AA	1,274,314
10,360	Total Wisconsin			10,602,828
$554,675	Total Municipal Bonds (cost $581,455,852)			584,746,074

Shares	Description (1), (6)			Value

	INVESTMENT COMPANIES – 2.0%

6,525,000	Eaton Vance Michigan Municipal Bond Fund Institutional Munifund Term Preferred Shares iMTPs			$6,525,782

875,000	Eaton Vance Municipal Bond Fund II Institutional Munifund Term Preferred Shares iMTPs			875,105

5,000,000	Eaton Vance New York Municipal Bond Fund Institutional Munifund Term Preferred Shares iMTPs			5,000,450
	Total Investment Companies (cost $12,400,000)			12,401,337
	Total Long-Term Investments (cost $593,855,852)			597,147,411

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 1.5%

	MUNICIPAL BONDS – 1.5%

	National – 0.1%

$586	BB&T Municipal Trust Pool Tax Exempt Lease Certificates Class C, Variable Rate Demand Obligations, Series 2014, 1.190%, 11/15/17 (5)	No Opt. Call	A+	$583,740

	Missouri – 0.2%

1,000	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Kansas City Power & Light Company Project, Variable Rate Demand Obligation, Series 2008, 2.875%, 5/01/38 (Mandatory Put 7/02/18) (Alternative Minimum Tax) (5)	No Opt. Call	BBB+	1,018,830

	New York – 0.6%

1,625	Chautauqua County Capital Resource Corporation, New York, Multi-Mode Revenue Bonds, Jamestown Center City Development Corporation Project, Guaranteed by the Gebbie Foundation, Variable Rate Demand Obligation, Series 2013A, 1.300%, 11/01/31 (Mandatory put 11/01/18) (5)	No Opt. Call	AA–	1,625,439

1,770	Chautauqua County Capital Resource Corporation, New York, Multi-Mode Revenue Bonds, Jamestown Center City Development Corporation Project, Guaranteed by the Gebbie Foundation, Variable Rate Demand Obligation, Series 2013B, 1.500%, 11/01/31 (Mandatory put 4/30/20) (5)	No Opt. Call	AA–	1,769,805
	Total New York			3,395,244

NUVEEN	215

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio – 0.6%

$4,000	Ohio Water Development Authority, Ohio, Solid Waste Revenue Refunding Bonds, Waste Management, Inc. Project, Variable Rate Demand Obligation, Series 2002, 1.700%, 11/01/22 (Mandatory put 11/01/18) (Alternative Minimum Tax) (5)	No Opt. Call	A–	$4,027,520
	Total Short-Term Investments (cost $9,007,063)			9,025,334
	Total Investments (cost $602,862,915) – 100.4%			606,172,745
	Other Assets Less Liabilities – (0.4)%			(2,546,710)
	Net Assets – 100%			$603,626,035

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment has a maturity of greater than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(6)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(ETM)	Escrowed to maturity.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

216	NUVEEN

Statement of

Assets and Liabilities	October 31, 2016 (Unaudited)

	All-American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Assets
Long-term investments, at value (cost $3,122,983,742, $44,618,655, $5,279,425,208, $4,858,778,122 and $593,855,852, respectively)	$3,361,172,885	$46,635,257	$5,512,838,312	$4,940,974,829	$597,147,411
Short-term investments, at value (cost $148,890,000, $500,000, $16,011,996, $40,280,543 and $9,007,063, respectively)	148,890,000	500,000	16,650,439	40,278,740	9,025,334
Cash	1,631,400	384,338	16,118,229	22,749,595	197,555
Receivable for:
Interest	48,008,610	607,399	72,251,057	59,350,063	7,106,236
Investments sold	12,813,439	—	28,177,104	14,635,000	4,418,976
Shares sold	7,459,075	156,143	11,275,470	15,482,003	5,525,602
Other assets	409,867	26,075	596,822	447,190	70,342
Total assets	3,580,385,276	48,309,212	5,657,907,433	5,093,917,420	623,491,456
Liabilities
Floating rate obligations	67,370,000	—	—	—	—
Unrealized depreciation on consumer price index swaps	—	4,256,213	—	—	—
Payable for:
Dividends	3,029,284	8,069	4,382,692	2,194,310	243,417
Investments purchased	62,343,717	—	78,731,808	109,104,640	17,631,919
Shares redeemed	7,236,538	65,615	8,659,609	10,839,526	1,587,038
Accrued expenses:
Management fees	1,201,495	11,237	1,900,933	1,470,246	209,766
Directors/Trustees fees	324,137	383	540,433	306,450	29,742
12b-1 distribution and service fees	552,609	7,896	314,230	533,386	40,460
Other	617,014	45,731	1,100,125	866,808	123,079
Total liabilities	142,674,794	4,395,144	95,629,830	125,315,366	19,865,421
Net assets	$3,437,710,482	$43,914,068	$5,562,277,603	$4,968,602,054	$603,626,035
Class A Shares
Net assets	$1,315,676,962	$21,931,072	$1,201,682,370	$1,356,013,719	$170,478,576
Shares outstanding	112,107,394	2,053,708	129,076,361	122,309,985	16,916,564
Net asset value (“NAV”) per share	$11.74	$10.68	$9.31	$11.09	$10.08
Offering price per share (NAV per share plus maximum sales charge of 4.20%, 3.00%, 3.00%, 2.50% and 2.50%, respectively, of offering price)	$12.25	$11.01	$9.60	$11.37	$10.34
Class C Shares
Net assets	$166,179,696	$763,310	$47,088,981	$119,584,115	$7,122,728
Shares outstanding	14,158,748	71,522	5,054,561	10,831,244	708,185
NAV and offering price per share	$11.74	$10.67	$9.32	$11.04	$10.06
Class C2 Shares
Net assets	$295,817,997	$5,456,236	$94,630,077	$431,042,172	$12,149,937
Shares outstanding	25,208,608	511,018	10,146,704	38,994,122	1,206,845
NAV and offering price per share	$11.73	$10.68	$9.33	$11.05	$10.07
Class R6 Shares
Net assets	$7,200,619	$—	$—	$—	$—
Shares outstanding	611,127	—	—	—	—
NAV and offering price per share	$11.78	$—	$—	$—	$—
Class I Shares
Net assets	$1,652,835,208	$15,763,450	$4,218,876,175	$3,061,962,048	$413,874,794
Shares outstanding	140,259,292	1,472,980	451,822,124	277,338,692	41,037,214
NAV and offering price per share	$11.78	$10.70	$9.34	$11.04	$10.09
Net assets consist of:
Capital paid-in	$3,274,189,725	$50,431,562	$5,317,353,268	$4,895,127,902	$600,746,328
Undistributed (Over-distribution of) net investment income	1,726,315	27,132	6,501,804	3,037,844	417,113
Accumulated net realized gain (loss)	(76,394,701)	(4,305,015)	4,370,984	(11,758,596)	(847,236)
Net unrealized appreciation (depreciation)	238,189,143	(2,239,611)	234,051,547	82,194,904	3,309,830
Net assets	$3,437,710,482	$43,914,068	$5,562,277,603	$4,968,602,054	$603,626,035
Authorized shares – per class	Unlimited	Unlimited	Unlimited	Unlimited	2 billion
Par value per share	$0.01	$0.01	$0.001	$0.01	$0.0001

See accompanying notes to financial statements.

NUVEEN	217

Statement of

Operations	Six Months Ended October 31, 2016 (Unaudited)

	All-American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Investment Income	$69,206,728	$663,713	$89,394,157	$54,260,235	$5,269,006
Expenses
Management fees	6,824,465	100,823	11,106,327	8,428,626	1,287,495
12b-1 service fees – Class A Shares	1,264,099	22,024	1,167,401	1,291,954	174,499
12b-1 distribution and service fees – Class C Shares	732,588	4,397	214,732	540,470	34,082
12b-1 distribution and service fees – Class C2 Shares	1,158,589	21,218	374,141	1,245,234	34,056
Shareholder servicing agent fees	693,797	17,375	1,419,453	927,177	102,695
Interest expense	373,277	—	—	—	—
Custodian fees	169,881	25,911	275,366	239,889	108,163
Directors/Trustees fees	46,172	615	76,708	66,976	8,835
Professional fees	74,337	14,513	90,438	79,295	22,741
Shareholder reporting expenses	88,555	4,615	202,297	129,614	14,718
Federal and state registration fees	167,630	30,008	176,826	193,806	41,277
Other	52,453	3,241	137,727	107,018	17,215
Total expenses before fee waiver/expense reimbursement	11,645,843	244,740	15,241,416	13,250,059	1,845,776
Fee waiver/expense reimbursement	—	(73,988)	—	—	—
Net expenses	11,645,843	170,752	15,241,416	13,250,059	1,845,776
Net investment income (loss)	57,560,885	492,961	74,152,741	41,010,176	3,423,230
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	1,829,597	6,051	8,634,872	1,687,079	95,082
Change in net unrealized appreciation (depreciation) of:
Investments	(24,883,897)	(292,689)	(58,521,904)	(35,917,364)	(2,971,796)
Swaps	—	386,554	—	—	—
Net realized and unrealized gain (loss)	(23,054,300)	99,916	(49,887,032)	(34,230,285)	(2,876,714)
Net increase (decrease) in net assets from operations	$34,506,585	$592,877	$24,265,709	$6,779,891	$546,516

See accompanying notes to financial statements.

218	NUVEEN

Statement of

Changes in Net Assets	(Unaudited)

	All-American		Inflation Protected
	Six Months Ended 10/31/16	Year Ended 4/30/16	Six Months Ended 10/31/16	Year Ended 4/30/16
Operations
Net investment income (loss)	$57,560,885	$97,394,761	$492,961	$1,114,018
Net realized gain (loss) from:
Investments	1,829,597	5,224,271	6,051	3,608
Futures contracts	—	—	—	—
Swaps	—	—	—	(861,457)
Change in net unrealized appreciation (depreciation) of:
Investments	(24,883,897)	52,524,525	(292,689)	1,027,350
Swaps	—	—	386,554	(179,459)
Net increase (decrease) in net assets from operations	34,506,585	155,143,557	592,877	1,104,060
Distributions to Shareholders
From net investment income:
Class A Shares	(22,356,416)	(39,053,373)	(270,401)	(545,362)
Class C Shares	(2,016,968)	(2,207,822)	(7,103)	(19,201)
Class C2 Shares	(4,664,211)	(10,127,396)	(53,676)	(133,687)
Class R6 Shares	(79,395)	—	—	—
Class I Shares	(29,414,264)	(47,715,010)	(198,658)	(443,595)
Decrease in net assets from distributions to shareholders	(58,531,254)	(99,103,601)	(529,838)	(1,141,845)
Fund Share Transactions
Proceeds from sale of shares	649,091,678	793,145,702	5,566,758	9,670,740
Proceeds from shares issued to shareholders due to reinvestment of distributions	41,173,997	68,074,039	485,392	1,081,857
	690,265,675	861,219,741	6,052,150	10,752,597
Cost of shares redeemed	(241,096,833)	(405,292,419)	(4,791,920)	(21,552,502)
Net increase (decrease) in net assets from Fund share transactions	449,168,842	455,927,322	1,260,230	(10,799,905)
Net increase (decrease) in net assets	425,144,173	511,967,278	1,323,269	(10,837,690)
Net assets at the beginning of period	3,012,566,309	2,500,599,031	42,590,799	53,428,489
Net assets at the end of period	$3,437,710,482	$3,012,566,309	$43,914,068	$42,590,799
Undistributed (Over-distribution of) net investment income at the end of period	$1,726,315	$2,696,684	$27,132	$64,009

See accompanying notes to financial statements.

NUVEEN	219

Statement of Changes in Net Assets (Unaudited) (continued)

	Intermediate Duration		Limited Term
	Six Months Ended 10/31/16	Year Ended 4/30/16	Six Months Ended 10/31/16	Year Ended 4/30/16
Operations
Net investment income (loss)	$74,152,741	$134,948,487	$41,010,176	$79,946,662
Net realized gain (loss) from:
Investments	8,634,872	4,569,565	1,687,079	2,714,425
Futures contracts	—	617,735	—	—
Swaps	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(58,521,904)	80,907,551	(35,917,364)	25,392,818
Swaps	—	—	—	—
Net increase (decrease) in net assets from operations	24,265,709	221,043,338	6,779,891	108,053,905
Distributions to Shareholders
From net investment income:
Class A Shares	(15,590,639)	(20,944,763)	(11,309,297)	(21,389,495)
Class C Shares	(410,546)	(490,682)	(515,862)	(767,472)
Class C2 Shares	(1,083,666)	(2,384,876)	(3,147,486)	(7,246,079)
Class R6 Shares	—	—	—	—
Class I Shares	(60,042,478)	(109,851,125)	(28,295,458)	(49,746,560)
Decrease in net assets from distributions to shareholders	(77,127,329)	(133,671,446)	(43,268,103)	(79,149,606)
Fund Share Transactions
Proceeds from sale of shares	860,550,046	1,634,898,252	1,102,850,219	1,619,746,263
Proceeds from shares issued to shareholders due to reinvestment of distributions	50,787,675	86,140,928	30,055,287	53,543,471
	911,337,721	1,721,039,180	1,132,905,506	1,673,289,734
Cost of shares redeemed	(489,082,625)	(1,093,585,011)	(632,913,649)	(1,167,892,771)
Net increase (decrease) in net assets from Fund share transactions	422,255,096	627,454,169	499,991,857	505,396,963
Net increase (decrease) in net assets	369,393,476	714,826,061	463,503,645	534,301,262
Net assets at the beginning of period	5,192,884,127	4,478,058,066	4,505,098,409	3,970,797,147
Net assets at the end of period	$5,562,277,603	$5,192,884,127	$4,968,602,054	$4,505,098,409
Undistributed (Over-distribution of) net investment income at the end of period	$6,501,804	$9,476,392	$3,037,844	$5,295,771

See accompanying notes to financial statements.

220	NUVEEN

	Short Term
	Six Months Ended 10/31/16	Year Ended 4/30/16
Operations
Net investment income (loss)	$3,423,230	$7,396,872
Net realized gain (loss) from:
Investments	95,082	(325,327)
Futures contracts	—	—
Swaps	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(2,971,796)	708,617
Swaps	—	—
Net increase (decrease) in net assets from operations	546,516	7,780,162
Distributions to Shareholders
From net investment income:
Class A Shares	(821,248)	(1,597,461)
Class C Shares	(6,022)	(16,789)
Class C2 Shares	(36,476)	(86,239)
Class R6 Shares	—	—
Class I Shares	(2,435,061)	(5,170,312)
Decrease in net assets from distributions to shareholders	(3,298,807)	(6,870,801)
Fund Share Transactions
Proceeds from sale of shares	113,496,366	251,309,993
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,766,029	3,366,594
	115,262,395	254,676,587
Cost of shares redeemed	(158,283,853)	(326,957,476)
Net increase (decrease) in net assets from Fund share transactions	(43,021,458)	(72,280,889)
Net increase (decrease) in net assets	(45,773,749)	(71,371,528)
Net assets at the beginning of period	649,399,784	720,771,312
Net assets at the end of period	$603,626,035	$649,399,784
Undistributed (Over-distribution of) net investment income at the end of period	$417,113	$292,690

See accompanying notes to financial statements.

NUVEEN	221

Financial

Highlights (Unaudited)

All-American

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended April 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (10/88)
2017(g)	$11.80	$0.21	$(0.06)	$0.15	$(0.21)	$—	$(0.21)	$11.74
2016	11.57	0.43	0.23	0.66	(0.43)	—	(0.43)	11.80
2015	11.23	0.46	0.36	0.82	(0.48)	—	(0.48)	11.57
2014	11.76	0.49	(0.56)	(0.07)	(0.46)	—	(0.46)	11.23
2013	11.36	0.47	0.41	0.88	(0.48)	—	(0.48)	11.76
2012	10.24	0.54	1.13	1.67	(0.55)	—	(0.55)	11.36
Class C (2/14)
2017(g)	11.80	0.16	(0.05)	0.11	(0.17)	—	(0.17)	11.74
2016	11.58	0.33	0.23	0.56	(0.34)	—	(0.34)	11.80
2015	11.24	0.36	0.37	0.73	(0.39)	—	(0.39)	11.58
2014(e)	10.99	0.02	0.32	0.34	(0.09)	—	(0.09)	11.24
Class C2 (6/93)(f)
2017(g)	11.80	0.18	(0.07)	0.11	(0.18)	—	(0.18)	11.73
2016	11.58	0.36	0.23	0.59	(0.37)	—	(0.37)	11.80
2015	11.24	0.40	0.36	0.76	(0.42)	—	(0.42)	11.58
2014	11.76	0.43	(0.55)	(0.12)	(0.40)	—	(0.40)	11.24
2013	11.37	0.40	0.41	0.81	(0.42)	—	(0.42)	11.76
2012	10.24	0.48	1.14	1.62	(0.49)	—	(0.49)	11.37
Class R6 (6/16)
2016(h)	12.09	0.15	(0.31)	(0.16)	(0.15)	—	(0.15)	11.78
Class I (2/97)
2017(g)	11.85	0.22	(0.06)	0.16	(0.23)	—	(0.23)	11.78
2016	11.62	0.45	0.24	0.69	(0.46)	—	(0.46)	11.85
2015	11.28	0.49	0.35	0.84	(0.50)	—	(0.50)	11.62
2014	11.80	0.51	(0.55)	(0.04)	(0.48)	—	(0.48)	11.28
2013	11.40	0.49	0.41	0.90	(0.50)	—	(0.50)	11.80
2012	10.28	0.55	1.14	1.69	(0.57)	—	(0.57)	11.40

222	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

1.28%	$1,315,677	0.71	%*	0.69	%*	3.47	%*	6%
5.85	1,170,705	0.70		0.70		3.68		13
7.38	989,477	0.71		0.71		4.01		18
(0.42)	907,137	0.72		0.72		4.46		13
7.83	1,230,356	0.72		0.72		4.01		17
16.68	969,745	0.78		0.77		4.98		18

0.80	166,180	1.51	*	1.49	*	2.66	*	6
5.04	116,024	1.50		1.50		2.86		13
6.54	48,472	1.51		1.51		3.09		18
3.06	4,923	1.50	*	1.50	*	3.39	*	13

0.93	295,818	1.26	*	1.24	*	2.93	*	6
5.22	308,100	1.25		1.25		3.13		13
6.82	328,649	1.26		1.26		3.47		18
(0.90)	353,220	1.27		1.27		3.91		13
7.17	494,747	1.27		1.27		3.45		17
16.14	361,364	1.33		1.32		4.43		18

(1.34)	7,201	0.48	*	0.46	*	3.70	*	6

1.29	1,652,835	0.51	*	0.49	*	3.68	*	6
6.05	1,417,738	0.50		0.50		3.88		13
7.57	1,134,001	0.51		0.51		4.21		18
(0.14)	962,101	0.52		0.52		4.66		13
8.03	1,283,660	0.52		0.52		4.22		17
16.71	1,120,747	0.56		0.55		5.13		18

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(g)	For the six months ended October 31, 2016.
(h)	For the period June 30, 2016 (commencement of operations) through October 31, 2016.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	223

Financial Highlights (Unaudited) (continued)

Inflation Protected

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended April 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (3/11)
2017(g)	$10.66	$0.12	$0.03	$0.15	$(0.13)	$—	$(0.13)	$10.68
2016	10.63	0.26	0.03	0.29	(0.26)	—	(0.26)	10.66
2015	10.77	0.27	(0.14)	0.13	(0.27)	—	(0.27)	10.63
2014	11.31	0.26	(0.55)	(0.29)	(0.25)	—	(0.25)	10.77
2013	11.01	0.24	0.35	0.59	(0.28)	(0.01)	(0.29)	11.31
2012	10.36	0.33	0.66	0.99	(0.34)	—	(0.34)	11.01
Class C (2/14)
2017(g)	10.66	0.08	0.02	0.10	(0.09)	—	(0.09)	10.67
2016	10.62	0.17	0.04	0.21	(0.17)	—	(0.17)	10.66
2015	10.76	0.18	(0.14)	0.04	(0.18)	—	(0.18)	10.62
2014(e)	10.61	0.02	0.17	0.19	(0.04)	—	(0.04)	10.76
Class C2 (3/11)(f)
2017(g)	10.66	0.09	0.03	0.12	(0.10)	—	(0.10)	10.68
2016	10.62	0.20	0.04	0.24	(0.20)	—	(0.20)	10.66
2015	10.76	0.21	(0.14)	0.07	(0.21)	—	(0.21)	10.62
2014	11.30	0.21	(0.57)	(0.36)	(0.18)	—	(0.18)	10.76
2013	11.00	0.18	0.35	0.53	(0.22)	(0.01)	(0.23)	11.30
2012	10.36	0.27	0.66	0.93	(0.29)	—	(0.29)	11.00
Class I (3/11)
2017(g)	10.69	0.13	0.02	0.15	(0.14)	—	(0.14)	10.70
2016	10.64	0.28	0.05	0.33	(0.28)	—	(0.28)	10.69
2015	10.78	0.29	(0.15)	0.14	(0.28)	—	(0.28)	10.64
2014	11.32	0.29	(0.57)	(0.28)	(0.26)	—	(0.26)	10.78
2013	11.01	0.26	0.36	0.62	(0.30)	(0.01)	(0.31)	11.32
2012	10.37	0.35	0.65	1.00	(0.36)	—	(0.36)	11.01

224	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

1.43%	$21,931	1.10	%*	1.93	%*	0.76	%*	2.27	%*	2%
2.83	21,289	1.05		2.15		0.77		2.44		1
1.14	24,104	0.99		2.26		0.77		2.48		20
(2.53)	28,862	0.96		2.29		0.77		2.49		19
5.39	61,926	1.01		1.87		0.77		2.11		9
9.74	7,339	1.46		2.44		0.78		3.13		14

0.91	763	1.90	*	1.13	*	1.56	*	1.47	*	2
2.05	956	1.85		1.36		1.57		1.64		1
0.31	1,344	1.80		1.41		1.57		1.65		20
1.79	238	1.69	*	1.66	*	1.59	*	1.75	*	19

1.15	5,456	1.65	*	1.38	*	1.31	*	1.72	*	2
2.34	5,827	1.60		1.61		1.32		1.90		1
0.59	7,697	1.54		1.72		1.32		1.94		20
(3.10)	10,221	1.52		1.76		1.32		1.96		19
4.81	15,064	1.57		1.33		1.32		1.58		9
9.07	4,209	2.03		1.87		1.33		2.57		14

1.42	15,763	0.90	*	2.14	*	0.56	*	2.47	*	2
3.19	14,519	0.85		2.35		0.57		2.64		1
1.31	20,284	0.78		2.46		0.57		2.68		20
(2.36)	24,960	0.77		2.52		0.57		2.72		19
5.65	35,046	0.82		2.10		0.57		2.35		9
9.82	6,704	1.22		2.64		0.58		3.28		14

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(g)	For the six months ended October 31, 2016.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	225

Financial Highlights (Unaudited) (continued)

Intermediate Duration

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended April 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/95)
2017(h)	$9.40	$0.12	$(0.08)	$0.04	$(0.13)	$—	$(0.13)	$9.31
2016	9.22	0.26	0.18	0.44	(0.26)	—	(0.26)	9.40
2015	9.13	0.26	0.10	0.36	(0.27)	—	(0.27)	9.22
2014	9.38	0.29	(0.26)	0.03	(0.28)	—	(0.28)	9.13
2013	9.25	0.30	0.14	0.44	(0.31)	—	(0.31)	9.38
2012	8.84	0.34	0.42	0.76	(0.35)	—	(0.35)	9.25
Class C (2/14)
2017(h)	9.40	0.08	(0.07)	0.01	(0.09)	—	(0.09)	9.32
2016	9.23	0.18	0.18	0.36	(0.19)	—	(0.19)	9.40
2015	9.14	0.19	0.10	0.29	(0.20)	—	(0.20)	9.23
2014(f)	9.05	0.01	0.12	0.13	(0.04)	—	(0.04)	9.14
Class C2 (6/95)(g)
2017(h)	9.41	0.10	(0.08)	0.02	(0.10)	—	(0.10)	9.33
2016	9.24	0.21	0.17	0.38	(0.21)	—	(0.21)	9.41
2015	9.15	0.22	0.09	0.31	(0.22)	—	(0.22)	9.24
2014	9.41	0.24	(0.27)	(0.03)	(0.23)	—	(0.23)	9.15
2013	9.27	0.25	0.15	0.40	(0.26)	—	(0.26)	9.41
2012	8.87	0.29	0.41	0.70	(0.30)	—	(0.30)	9.27
Class I (11/76)
2017(h)	9.42	0.13	(0.07)	0.06	(0.14)	—	(0.14)	9.34
2016	9.25	0.28	0.17	0.45	(0.28)	—	(0.28)	9.42
2015	9.16	0.28	0.10	0.38	(0.29)	—	(0.29)	9.25
2014	9.41	0.31	(0.26)	0.05	(0.30)	—	(0.30)	9.16
2013	9.27	0.32	0.15	0.47	(0.33)	—	(0.33)	9.41
2012	8.86	0.36	0.41	0.77	(0.36)	—	(0.36)	9.27

226	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets(c)

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

0.39%	$1,201,682	0.69	%*	0.69	%*	2.55	%*	10%
4.83	1,076,822	0.68		0.68		2.77		18
3.95	773,091	0.70		0.70		2.86		19
0.39	876,456	0.70		0.70		3.20		17
4.83	512,139	0.70		0.70		3.24		15
8.68	450,036	0.72		0.72		3.70		10

0.11	47,089	1.49	*	1.49	*	1.74	*	10
3.91	35,070	1.48		1.48		1.99		18
3.14	17,706	1.50		1.50		2.03		19
1.49	2,412	1.49	*	1.49	*	2.17	*	17

0.24	94,630	1.24	*	1.24	*	2.01	*	10
4.17	101,168	1.24		1.24		2.28		18
3.40	112,700	1.25		1.25		2.32		19
(0.25)	126,951	1.25		1.25		2.65		17
4.39	158,004	1.25		1.25		2.69		15
7.96	134,478	1.27		1.27		3.14		10

0.59	4,218,876	0.49	*	0.49	*	2.76	*	10
4.91	3,979,824	0.49		0.49		3.02		18
4.14	3,574,561	0.50		0.50		3.07		19
0.59	3,210,180	0.50		0.50		3.40		17
5.13	3,520,696	0.50		0.50		3.44		15
8.87	3,039,743	0.52		0.52		3.91		10
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(g)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(h)	For the six months ended October 31, 2016.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	227

Financial Highlights (Unaudited) (continued)

Limited Term

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended April 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain(Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (10/87)
2017(h)	$11.17	$0.09	$(0.07)	$0.02	$(0.10)	$—	$(0.10)	$11.09
2016	11.10	0.20	0.08	0.28	(0.21)	—	(0.21)	11.17
2015	11.12	0.21	(0.02)	0.19	(0.21)	—	(0.21)	11.10
2014	11.27	0.22	(0.16)	0.06	(0.21)	—	(0.21)	11.12
2013	11.20	0.24	0.07	0.31	(0.24)	—	(0.24)	11.27
2012	10.85	0.29	0.34	0.63	(0.28)	—	(0.28)	11.20
Class C (2/14)
2017(h)	11.12	0.05	(0.08)	(0.03)	(0.05)	—	(0.05)	11.04
2016	11.06	0.12	0.07	0.19	(0.13)	—	(0.13)	11.12
2015	11.08	0.15	(0.02)	0.13	(0.15)	—	(0.15)	11.06
2014(f)	11.06	0.01	0.04	0.05	(0.03)	—	(0.03)	11.08
Class C2 (12/95)(g)
2017(h)	11.13	0.07	(0.07)	—	(0.08)	—	(0.08)	11.05
2016	11.06	0.17	0.06	0.23	(0.16)	—	(0.16)	11.13
2015	11.08	0.17	(0.02)	0.15	(0.17)	—	(0.17)	11.06
2014	11.23	0.18	(0.16)	0.02	(0.17)	—	(0.17)	11.08
2013	11.15	0.20	0.08	0.28	(0.20)	—	(0.20)	11.23
2012	10.81	0.25	0.34	0.59	(0.25)	—	(0.25)	11.15
Class I (2/97)
2017(h)	11.12	0.10	(0.07)	0.03	(0.11)	—	(0.11)	11.04
2016	11.05	0.23	0.06	0.29	(0.22)	—	(0.22)	11.12
2015	11.06	0.23	(0.01)	0.22	(0.23)	—	(0.23)	11.05
2014	11.21	0.24	(0.16)	0.08	(0.23)	—	(0.23)	11.06
2013	11.13	0.26	0.08	0.34	(0.26)	—	(0.26)	11.21
2012	10.79	0.31	0.33	0.64	(0.30)	—	(0.30)	11.13

228	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement						Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Expenses Including Interest(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

0.17%	$1,356,014	0.62	%*	0.62	%*	1.63	%*	0.62	%*	0.62	%*	1.63	%*	12%
2.50	1,208,642	0.63		0.63		1.84		0.63		0.63		1.84		20
1.72	1,168,646	0.64		0.64		1.89		0.64		0.64		1.89		20
0.55	1,279,131	0.65		0.65		1.99		0.65		0.65		1.99		20
2.79	1,438,077	0.66		0.66		2.10		0.66		0.66		2.10		12
5.88	1,113,802	0.66		0.66		2.63		0.66		0.66		2.63		12

(0.24)	119,584	1.42	*	1.42	*	0.83	*	1.42	*	1.42	*	0.83	*	12
1.71	90,330	1.43		1.43		1.04		1.36		1.36		1.11		20
1.18	51,973	1.43		1.43		1.07		1.18		1.18		1.32		20
0.49	9,695	1.43	*	1.43	*	1.10	*	1.18	*	1.18	*	1.35	*	20

(0.02)	431,042	0.97	*	0.97	*	1.29	*	0.97	*	0.97	*	1.29	*	12
2.12	461,558	0.98		0.98		1.50		0.98		0.98		1.50		20
1.34	528,287	0.99		0.99		1.54		0.99		0.99		1.54		20
0.17	623,242	1.00		1.00		1.64		1.00		1.00		1.64		20
2.51	721,302	1.01		1.01		1.76		1.01		1.01		1.76		12
5.45	641,602	1.01		1.01		2.29		1.01		1.01		2.29		12

0.25	3,061,962	0.42	*	0.42	*	1.84	*	0.42	*	0.42	*	1.84	*	12
2.68	2,744,568	0.43		0.43		2.04		0.43		0.43		2.04		20
1.99	2,221,891	0.44		0.44		2.09		0.44		0.44		2.09		20
0.72	1,781,216	0.45		0.45		2.19		0.45		0.45		2.19		20
3.07	1,549,809	0.46		0.46		2.31		0.46		0.46		2.31		12
6.00	1,196,319	0.46		0.46		2.83		0.46		0.46		2.83		12
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. During the fiscal years ended April 30, 2014 through April 30, 2016, the Adviser agreed to waive 0.25% of the 12b-1 distribution and/or service fees for Class C Shares through August 31, 2015. After August 31, 2015, the Adviser is no longer waiving fees or reimbursing expenses for Class C Shares.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(g)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(h)	For the six months ended October 31, 2016.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	229

Financial Highlights (Unaudited) (continued)

Short Term

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions

Class (Commencement Date) Year Ended April 30,	Beginning NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain(Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (10/02)
2017(h)	$10.12	$0.05		$(0.04)	$0.01	$(0.05)	$—	$(0.05)	$10.08
2016	10.11	0.10		— **	0.10	(0.09)	—	(0.09)	10.12
2015	10.15	0.10		(0.04)	0.06	(0.10)	—	(0.10)	10.11
2014	10.20	0.12		(0.05)	0.07	(0.12)	—	(0.12)	10.15
2013	10.19	0.15		0.04	0.19	(0.18)	—	(0.18)	10.20
2012	9.98	0.20		0.21	0.41	(0.20)	—	(0.20)	10.19
Class C (2/14)
2017(h)	10.11	0.01		(0.05)	(0.04)	(0.01)	—	(0.01)	10.06
2016	10.10	0.03		0.01	0.04	(0.03)	—	(0.03)	10.11
2015	10.14	0.06		(0.04)	0.02	(0.06)	—	(0.06)	10.10
2014(f)	10.15	—	**	0.01	0.01	(0.02)	—	(0.02)	10.14
Class C2 (8/11)(g)
2017(h)	10.11	0.03		(0.04)	(0.01)	(0.03)	—	(0.03)	10.07
2016	10.10	0.06		0.01	0.07	(0.06)	—	(0.06)	10.11
2015	10.14	0.06		(0.04)	0.02	(0.06)	—	(0.06)	10.10
2014	10.18	0.08		(0.03)	0.05	(0.09)	—	(0.09)	10.14
2013	10.18	0.11		0.03	0.14	(0.14)	—	(0.14)	10.18
2012(d)	10.13	0.10		0.06	0.16	(0.11)	—	(0.11)	10.18
Class I (10/02)
2017(h)	10.13	0.06		(0.04)	0.02	(0.06)	—	(0.06)	10.09
2016	10.11	0.12		0.01	0.13	(0.11)	—	(0.11)	10.13
2015	10.15	0.12		(0.04)	0.08	(0.12)	—	(0.12)	10.11
2014	10.20	0.14		(0.05)	0.09	(0.14)	—	(0.14)	10.15
2013	10.19	0.18		0.03	0.21	(0.20)	—	(0.20)	10.20
2012	9.98	0.23		0.20	0.43	(0.22)	—	(0.22)	10.19

230	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

0.08%	$170,479	0.71	%*	0.96	%*	0.71	%*	0.96	%*	11%
1.01	174,484	0.71		0.97		0.71		0.97		24
0.57	184,317	0.71		0.97		0.71		0.97		36
0.74	201,145	0.71		1.16		0.71		1.16		35
1.88	101,836	0.73		1.49		0.73		1.49		30
4.15	34,793	0.73		2.01		0.73		2.01		39

(0.41)	7,123	1.51	*	0.16	*	1.51	*	0.16	*	11
0.41	6,971	1.51		0.17		1.38		0.30		24
0.22	4,615	1.50		0.16		1.05		0.61		36
0.08	822	1.57	*	0.18	*	1.08	*	0.63	*	35

(0.10)	12,150	1.06	*	0.61	*	1.06	*	0.61	*	11
0.65	13,325	1.06		0.62		1.06		0.62		24
0.22	16,524	1.06		0.63		1.06		0.63		36
0.48	28,134	1.06		0.82		1.06		0.82		35
1.42	10,618	1.08		1.10		1.08		1.10		30
1.61	1,026	1.07	*	1.49	*	1.07	*	1.49	*	39

0.17	413,875	0.51	*	1.16	*	0.51	*	1.16	*	11
1.29	454,620	0.51		1.16		0.51		1.16		24
0.75	515,315	0.50		1.17		0.50		1.17		36
0.92	497,363	0.51		1.37		0.51		1.37		35
2.06	383,339	0.53		1.74		0.53		1.74		30
4.33	304,109	0.53		2.27		0.53		2.27		39

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. During the fiscal years ended April 30, 2014 through April 30, 2016, the Advisor agreed to waive 0.45% of the 12b-1 distribution and/or service fees for Class C Shares through August 31, 2015. After August 31, 2015, the Advisor is no longer waiving fees or reimbursing expenses for Class C Shares.
(d)	For the period August 31, 2011 (commencement of operations) through April 30, 2012.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(g)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(h)	For the six months ended October 31, 2016.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

NUVEEN	231

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

Nuveen Municipal Trust and Nuveen Investment Funds, Inc. (each a “Trust” and collectively, the “Trusts”), are open-end management investment companies registered under the Investment Company Act of 1940, as amended. Nuveen Municipal Trust is comprised of Nuveen All-American Municipal Bond Fund (“All-American”), Nuveen Inflation Protected Municipal Bond Fund (“Inflation Protected”), Nuveen Intermediate Duration Municipal Bond Fund (“Intermediate Duration”) and Nuveen Limited Term Municipal Bond Fund (“Limited Term”), among others, and Nuveen Investment Funds, Inc. is comprised of Nuveen Short Term Municipal Bond Fund (“Short Term”), among others, (each a “Fund” and collectively, the “Funds”), as diversified funds. Nuveen Municipal Trust was organized as a Massachusetts business trust on July 1, 1996. Nuveen Investment Funds, Inc. was incorporated in the State of Maryland on August 20, 1987. The Funds, with the exception of Inflation Protected, were each organized as a series of predecessor trusts or corporations prior to that date.

The end of the reporting period for the Funds is October 31, 2016, and the period covered by these Notes to Financial Statements is the six months ended October 31, 2016 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is an operating division of TIAA Global Asset Management. The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives

All-American’s, Intermediate Duration’s and Limited Term’s investment objective is to provide as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital. Inflation Protected’s investment objective is to provide after-tax total return, protected from inflation, through a combination of federally tax-exempt income and inflation-linked investments. Short Term’s investment objective is to provide current income that is exempt from federal income tax to the extent consistent with preservation of capital.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies, and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the following Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	All-American	Intermediate Duration	Limited Term	Short Term
Outstanding when-issued/delayed delivery purchase commitments	$57,496,899	$75,246,467	$108,971,322	$15,886,919

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

232	NUVEEN

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.20% annual 12b-1 service fee. Class A Share purchases of $1 million ($250,000 effective November 1, 2016, subsequent to the reporting period) or more for All-American, Inflation Protected and Intermediate Duration, and $250,000 or more for Limited Term and Short Term are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) equal to 1% (0.70% for Limited Term and Short Term) if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. The Funds will issue Class C2 Shares upon the exchange of Class C2 Shares from another Nuveen mutual fund or for the purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C2 Shares incur a 0.55% (0.35% for Limited Term and Short Term) annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class C and C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under each Trust’s organizational documents, its officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to each Trust. In addition, in the normal course of business, each Trust enters into contracts that provide general indemnifications to other parties. Each Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Trust that have not yet occurred. However, each Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Arrangements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

NUVEEN	233

Notes to Financial Statements (Unaudited) (continued)

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Funds’ Board of Directors/Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on valuation date and are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

All-American	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Municipal Bonds	$—	$3,361,069,953	$—		$3,361,069,953
Corporate Bonds	—	—	102,932	***	102,932
Short-Term Investments*:
Municipal Bonds	—	148,890,000	—		148,890,000
Total	$—	$3,509,959,953	$102,932		$3,510,062,885

234	NUVEEN

Inflation Protected	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Municipal Bonds	$—	$46,635,257	$—		$46,635,257
Short-Term Investments*:
Municipal Bonds	—	500,000	—		500,000
Investments in Derivatives:
Consumer Price Index Swaps**	—	(4,256,213)	—		(4,256,213)
Total	$—	$42,879,044	$—		$42,879,044

Intermediate Duration
Long-Term Investments*:
Municipal Bonds	$—	$5,497,678,397	$—		$5,497,678,397
Corporate Bonds	—	—	158,565	***	158,565
Investment Companies	15,001,350	—	—		15,001,350
Short-Term Investments*:
Municipal Bonds	—	16,650,439	—		16,650,439
Total	$15,001,350	$5,514,328,836	$158,565		$5,529,488,751

Limited Term
Long-Term Investments*:
Municipal Bonds	$—	$4,906,273,339	$—		$4,906,273,339
Corporate Bonds	—	—	97,788	***	97,788
Investment Companies	34,603,702	—	—		34,603,702
Short-Term Investments*:
Municipal Bonds	—	40,278,740	—		40,278,740
Total	$34,603,702	$4,946,552,079	$97,788		$4,981,253,569

Short Term
Long-Term Investments*:
Municipal Bonds	$—	$584,746,074	$—		$584,746,074
Investment Companies	12,401,337	—	—		12,401,337
Short-Term Investments*:
Municipal Bonds	—	9,025,334	—		9,025,334
Total	$12,401,337	$593,771,408	$—		$606,172,745
*	Refer to the Fund’s Portfolio of Investments for state and/or industry classifications, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

NUVEEN	235

Notes to Financial Statements (Unaudited) (continued)

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

Each Fund, other than Inflation Protected, is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.

Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.

As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	All-American	Intermediate Duration	Limited Term	Short Term
Floating rate obligations: self-deposited Inverse Floaters	$67,370,000	$—	$—	$—
Floating rate obligations: externally-deposited Inverse Floaters	81,080,000	12,490,000	—	—
Total	$148,450,000	$12,490,000	$—	$—

236	NUVEEN

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	All-American	Intermediate Duration	Limited Term	Short Term
Average floating rate obligations outstanding	$67,370,000	$—	$—	$—
Average annual interest rate and fees	1.10%	—%	—%	—%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.

The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.

As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, All-American had outstanding borrowings under such liquidity facilities in the amount of $9,713,590, which are recognized as a component of “Floating Rate Obligations” on the Statement of Assets and Liabilities. There were no loans outstanding under such facilities for any of the other Funds as of the end of the reporting period.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement” or “credit recovery swap”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations-Recourse Trusts	All-American	Intermediate Duration	Limited Term	Short Term
Maximum exposure to Recourse Trusts: self-deposted Inverse Floaters	$52,370,000	$—	$—	$—
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	37,190,000	12,490,000	—	—
Total	$89,560,000	$12,490,000	$—	$—

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

In addition to the inverse floating rate securities in which certain Funds may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

NUVEEN	237

Notes to Financial Statements (Unaudited) (continued)

Consumer Price Index Swaps

Inflation Protected seeks to hedge inflation risk by investing in inflation-linked instruments, such as Consumer Price Index (“CPI”) swaps, in amounts sufficient to approximate the duration characteristics of the Fund’s underlying municipal bond portfolio. A CPI swap is a fixed maturity, over-the-counter (“OTC”) derivative in which the Fund pays to the counterparty a predetermined fixed annualized rate over the life of the CPI swap and receives in return the “realized” rate of inflation as measured by the CPI for All Urban Consumers Non-Seasonally Adjusted over the life of the swap. The Fund will benefit from a CPI swap if actual inflation during the swap’s period is greater than the level of inflation expected for that period at the time the swap was entered into, and conversely the Fund will lose money on a CPI swap if actual inflation turns out to be less than expected.

The amount of the payment obligation is based on the notional amount of the CPI swap contract and the termination date of the swap (which is akin to a bond’s maturity). CPI swap contracts are valued daily. The net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on consumer price index swaps (,net)” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of swaps.”

Upon the termination of a swap contract, a realized gain or loss is recognized. When a CPI swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the fiscal period are recognized on the Statement of Operations as a component of “Net realized gain (loss) from swaps.” Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination.

During the current fiscal period, Inflation Protected continued to invest in CPI swap contracts to hedge against fluctuations in inflation expectations, which can influence bond prices, and realized inflation.

The average notional amount of CPI swap contracts outstanding during the current fiscal period, was as follows:

Inflation Protected
Average notional amount of CPI swap contracts outstanding*	$46,300,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Asset and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Inflation Protected
Inflation	Swaps (OTC)	—	$—	Unrealized depreciation on consumer price index swaps	$(4,256,213)

The following table presents the Funds’ swap contracts subject to netting agreements and the collateral delivered related to those swap contracts, as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on CPI Swaps**	Gross Unrealized (Depreciation) on CPI Swaps**	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on CPI Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Inflation Protected
	JPMorgan Chase Bank, N.A.	$—	$(2,842,206)	$—	$(2,842,206)	$2,842,206	$—
	Morgan Stanley & Co. LLC	—	(1,414,007)	—	(1,414,007)	1,414,007	—
Total		$—	$(4,256,213)	$—	$(4,256,213)	$4,256,213	$—
**	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Inflation Protected	Inflation	Swaps	$—	$386,554

238	NUVEEN

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 10/31/16		Year Ended 4/30/16
All-American	Shares	Amount	Shares	Amount
Shares sold:
Class A	20,767,165	$247,804,566	26,189,331	$303,700,651
Class C	4,871,120	58,158,863	6,352,698	73,700,023
Class C2	123,055	1,473,107	330,060	3,816,081
Class R6[1]	116,959	1,400,000	—	—
Class R6[1] – exchanges	495,487	5,990,428	—	—
Class I	27,875,648	334,264,714	35,359,487	411,928,947
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,629,001	19,424,484	2,885,157	33,420,518
Class C	140,217	1,671,846	152,654	1,772,587
Class C2	277,375	3,307,592	612,128	7,088,017
Class R6[1]	6,219	74,425	—	—
Class I	1,394,637	16,695,650	2,216,983	25,792,917
	57,696,883	690,265,675	74,098,498	861,219,741
Shares redeemed:
Class A	(9,506,806)	(113,403,765)	(15,366,035)	(177,885,059)
Class C	(683,184)	(8,147,295)	(861,607)	(9,980,363)
Class C2	(1,302,171)	(15,526,665)	(3,223,474)	(37,255,560)
Class R6[1]	(7,538)	(90,000)	—	—
Class I	(8,187,388)	(97,938,680)	(15,518,674)	(180,171,437)
Class I – exchanges	(495,487)	(5,990,428)	—	—
	(20,182,574)	(241,096,833)	(34,969,790)	(405,292,419)
Net increase (decrease)	37,514,309	$449,168,842	39,128,708	$455,927,322
1	Class R6 Shares were established on June 30, 2016.

NUVEEN	239

Notes to Financial Statements (Unaudited) (continued)

	Six Months Ended 10/31/16		Year Ended 4/30/16
Inflation Protected	Shares	Amount	Shares	Amount
Shares sold:
Class A	312,471	$3,332,297	446,907	$4,685,786
Class C	18,288	194,800	14,811	155,125
Class C2	—	—	2	6
Class I	190,870	2,039,661	461,989	4,829,823
Shares issued to shareholders due to reinvestment of distributions:
Class A	24,628	262,733	50,564	530,547
Class C	661	7,047	1,826	19,135
Class C2	4,892	52,159	12,313	129,111
Class I	15,289	163,453	38,368	403,064
	567,099	6,052,150	1,026,780	10,752,597
Shares redeemed:
Class A	(279,556)	(2,984,125)	(769,441)	(8,045,793)
Class C	(37,106)	(395,332)	(53,564)	(559,729)
Class C2	(40,349)	(429,737)	(190,400)	(1,998,117)
Class I	(91,908)	(982,726)	(1,047,187)	(10,948,863)
	(448,919)	(4,791,920)	(2,060,592)	(21,552,502)
Net increase (decrease)	118,180	$1,260,230	(1,033,812)	$(10,799,905)

	Six Months Ended 10/31/16		Year Ended 4/30/16
Intermediate Duration	Shares	Amount	Shares	Amount
Shares sold:
Class A	26,875,622	$254,160,788	69,529,013	$648,344,302
Class C	1,645,242	15,552,963	2,228,982	20,656,289
Class C2	131,683	1,246,236	167,761	1,552,886
Class I	62,274,079	589,590,059	104,009,468	964,344,775
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,558,321	14,697,669	2,068,713	19,160,080
Class C	36,766	347,051	45,037	417,557
Class C2	77,642	733,861	172,693	1,599,448
Class I	3,700,389	35,009,094	7,006,982	64,963,843
	96,299,744	911,337,721	185,228,649	1,721,039,180
Shares redeemed:
Class A	(13,973,350)	(131,884,184)	(40,835,311)	(376,294,309)
Class C	(356,843)	(3,366,816)	(462,697)	(4,281,899)
Class C2	(809,387)	(7,644,817)	(1,789,899)	(16,530,799)
Class I	(36,540,627)	(346,186,808)	(75,263,910)	(696,478,004)
	(51,680,207)	(489,082,625)	(118,351,817)	(1,093,585,011)
Net increase (decrease)	44,619,537	$422,255,096	66,876,832	$627,454,169

240	NUVEEN

	Six Months Ended 10/31/16		Year Ended 4/30/16
Limited Term	Shares	Amount	Shares	Amount
Shares sold:
Class A	29,638,941	$331,285,650	32,531,866	$361,340,996
Class C	3,688,785	41,067,783	4,483,492	49,594,953
Class C2	92,304	1,028,328	338,009	3,733,436
Class I	65,564,507	729,468,458	109,078,079	1,205,076,878
Shares issued to shareholders due to reinvestment of distributions:
Class A	878,639	9,810,833	1,664,294	18,481,106
Class C	39,064	434,365	56,544	625,394
Class C2	202,284	2,251,992	463,720	5,131,676
Class I	1,579,243	17,558,097	2,650,428	29,305,295
	101,683,767	1,132,905,506	151,266,432	1,673,289,734
Shares redeemed:
Class A	(16,424,397)	(183,507,912)	(31,279,111)	(347,089,036)
Class C	(1,017,623)	(11,320,060)	(1,119,931)	(12,377,432)
Class C2	(2,752,376)	(30,650,557)	(7,107,002)	(78,576,547)
Class I	(36,608,984)	(407,435,120)	(66,050,033)	(729,849,756)
	(56,803,380)	(632,913,649)	(105,556,077)	(1,167,892,771)
Net increase (decrease)	44,880,387	$499,991,857	45,710,355	$505,396,963

	Six Months Ended 10/31/16		Year Ended 4/30/16
Short Term	Shares	Amount	Shares	Amount
Shares sold:
Class A	4,417,656	$44,708,500	6,266,698	$63,318,982
Class C	184,607	1,861,925	559,288	5,643,547
Class C2	100,555	1,012,915	210,818	2,123,006
Class I	6,508,645	65,913,026	17,816,471	180,224,458
Shares issued to shareholders due to reinvestment of distributions:
Class A	69,340	701,379	135,272	1,367,482
Class C	504	5,083	1,422	14,344
Class C2	3,575	36,132	8,423	85,048
Class I	101,092	1,023,435	187,817	1,899,720
	11,385,974	115,262,395	25,186,209	254,676,587
Shares redeemed:
Class A	(4,803,950)	(48,603,309)	(7,399,275)	(74,778,844)
Class C	(166,716)	(1,683,367)	(328,066)	(3,310,902)
Class C2	(214,777)	(2,171,457)	(537,926)	(5,430,070)
Class I	(10,448,000)	(105,825,720)	(24,080,228)	(243,437,660)
	(15,633,443)	(158,283,853)	(32,345,495)	(326,957,476)
Net increase (decrease)	(4,247,469)	$(43,021,458)	(7,159,286)	$(72,280,889)

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Purchases	$626,470,471	$3,185,322	$993,379,243	$1,168,316,766	$68,970,137
Sales and maturities	201,372,055	858,551	541,597,240	546,454,124	94,131,939

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

NUVEEN	241

Notes to Financial Statements (Unaudited) (continued)

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of October 31, 2016, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Cost of investments	$3,202,403,034	$45,100,105	$5,292,320,457	$4,896,752,094	$602,862,915
Gross unrealized:
Appreciation	$258,329,598	$2,082,697	$258,309,486	$96,325,486	$3,978,330
Depreciation	(18,040,414)	(47,545)	(21,141,192)	(11,824,011)	(668,500)
Net unrealized appreciation (depreciation) of investments	$240,289,184	$2,035,152	$237,168,294	$84,501,475	$3,309,830

Permanent differences, primarily due to treatment of notional principal contracts, federal taxes paid, taxable market discount and expiration of capital loss carryforwards, resulted in reclassifications among the Funds’ components of net assets as of April 30, 2016, the Funds’ last tax year end, as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Capital paid-in	$(2,292,018)	$—	$(3,220)	$(546,021)	$3,022
Undistributed (Over-distribution of) net investment income	(116,170)	(7,540)	(962,135)	(24,316)	(3,715)
Accumulated net realized gain (loss)	2,408,188	7,540	965,355	570,337	693

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of April 30, 2016, the Funds’ last tax year end, were as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Undistributed net tax-exempt income[1]	$7,695,011	$121,909	$18,299,720	$9,432,847	$747,188
Undistributed net ordinary income[2]	282,321	13,029	128,239	393,517	—
Undistributed net long-term capital gains	—	—	—	—	—
[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period April 1, 2016 through April 30, 2016, and paid on May 2, 2016.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended April 30, 2016, was designated for purposes of the dividends paid deduction as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Distributions from net tax-exempt income	$97,888,700	$1,165,182	$132,211,966	$77,997,772	$6,918,991
Distributions from net ordinary income[2]	637,634	—	143,197	381,557	191
Distributions from net long-term capital gains	—	—	—	—	—
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

As of April 30, 2016, the Funds’ last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	All- American[4]	Inflation Protected	Intermediate Duration[4]	Limited Term	Short Term
Expiration:
April 30, 2017	$22,698,037	$—	$—	$1,071,726	$312,109
April 30, 2018	14,897,930	—	2,929,916	543,730	—
April 30, 2019	881,168	—	1,043,786	1,598,268	—
Not subject to expiration:	38,077,458	4,311,066	—	10,141,104	630,209
Total	$76,554,593	$4,311,066	$3,973,702	$13,354,828	$942,318
[4]	A portion of All-American’s and Intermediate Duration’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

242	NUVEEN

As of April 30, 2016, the Funds’ last tax year end, the following Funds’ capital loss carryforwards expired as follows:

	All- American	Limited Term
Expired capital loss carryforwards	$2,298,768	$546,020

During the Funds’ last tax year ended April 30, 2016, the following Funds utilized capital loss carryforwards as follows:

	All- American	Intermediate Duration	Limited Term
Utilized capital loss carryforwards	$4,091,202	$6,121,768	$1,330,813

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
For the first $125 million	0.3000%	0.3000%	0.3000%	0.2500%	0.2500%
For the next $125 million	0.2875	0.2875	0.2875	0.2375	0.2375
For the next $250 million	0.2750	0.2750	0.2750	0.2250	0.2250
For the next $500 million	0.2625	0.2625	0.2625	0.2125	0.2125
For the next $1 billion	0.2500	0.2500	0.2500	0.2000	0.2000
For net assets over $2 billion	—	0.2250	—	—	0.1750
For the next $3 billion	0.2250	—	0.2250	0.1750	—
For net assets over $5 billion	0.2125	—	0.2125	0.1625	—

The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and for All-American, Intermediate Duration and Short Term, making, as appropriate, an upward adjustment to that rate based upon the percentage of the fund’s assets that are not “eligible assets.” The complex level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of October 31, 2016, the complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee
All-American	0.1658%
Inflation Protected	0.1610
Intermediate Duration	0.1658
Limited Term	0.1610
Short Term	0.1793

NUVEEN	243

Notes to Financial Statements (Unaudited) (continued)

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the following Funds so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. The expense limitation expiring September 30, 2017, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitations in effect thereafter may be terminated or modified only with the approval of shareholders of the Funds.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Inflation Protected	0.60%	September 30, 2017	1.05%
Intermediate Duration	N/A	N/A	0.75
N/A	– Not applicable.

Other Transactions with Affiliates

Neither Trust pays compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to each Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.

During the current fiscal period, the following Funds engaged in inter-fund trades pursuant to these procedures as follows:

Inter-Fund Trades	All- American	Intermediate Duration
Purchases	$5,650,800	$7,419,846
Sales	—	—

During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Sales charges collected	$2,486,133	$2,441	$493,492	$1,488,374	$178,693
Paid to financial intermediaries	2,199,051	2,039	442,956	1,438,911	173,566

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Commission advances	$2,437,080	$1,707	$970,055	$3,191,109	$370,413

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and Class C2 Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
12b-1 fees retained	$953,826	$6,706	$281,411	$718,156	$41,231

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

244	NUVEEN

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
CDSC retained	$68,190	$114	$55,446	$139,447	$29,448

8. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Funds participated in the Unsecured Credit Line, they did not have any outstanding balances during the current fiscal period.

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately. $2.5 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2017 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, Intermediate Duration and Limited Term utilized this facility. Each Fund’s maximum oustanding balance during the utilization period were as follows:

	Intermediate Duration	Limited Term
Maximum Outstanding Balance	$55,000,000	$40,000,000

During the current fiscal period, the average daily balance outstanding and average annual interest rate on each Fund’s Borrowings during the utilization period were as follows:

	Intermediate Duration	Limited Term
Average daily balance outstanding	$35,925,926	$30,769,231
Average annual interest rate	1.74%	1.78%

Borrowings outstanding as of the end of the reporting period are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable. None of the other Funds utilized this facility during the current fiscal period.

NUVEEN	245

Additional

Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

One North Wacker Drive

Chicago, IL 60606

Custodians

State Street Bank & Trust
Company

One Lincoln Street

Boston, MA 02111

U.S. Bank National Association

1555 North RiverCenter Drive

Suite 302

Milwaukee, WI 53202

	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

246	NUVEEN

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Bloomberg Barclays 1-10 Year Municipal Bond Index: An unmanaged index comprised of investment-grade municipal bonds with maturity dates of more than 1 year and less than 10 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either directly through certain borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. The calculation of the Effective Leverage Ratio reflects borrowings effected on a long-term basis for investment purposes, but excludes borrowings that may occur, on a transient basis, in connection with a Fund’s day-to-day operations primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades.

Inflation Linked Swap: A contractual agreement between two counterparties under which one party agrees to make periodic interest payments to the other for an agreed period of time based on a fixed rate (alternatively, a floating rate based on an interest rate index), while the other party agrees to make periodic payments based on a floating rate of interest based on the Consumer Price Index.

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Lipper General & Insured Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper General & Insured Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Intermediate Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Intermediate Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

NUVEEN	247

Glossary of Terms Used in this Report (continued)

Lipper Short-Intermediate Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Short-Intermediate Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Short Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Short Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

S&P Municipal Bond Intermediate Index: An unleveraged, market value-weighted index containing all bonds in the S&P Municipal Bond Index that mature between 3 and 14.999 years. Index returns assume reinvestment of dividends but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Short Index: An unleveraged, market value-weighted index containing all of the bonds in the S&P Municipal Bond Index with maturities between 6 months and 3.999 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Short-Intermediate Index: An unleveraged, market value-weighted index containing all bonds in the S&P Municipal Bond Index that mature between 1 and 7.999 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Weighted Average Maturity: The average time to maturity of debt securities held in a Fund.

Weighted Average Portfolio Duration: The weighted average duration, including the effects of leverage, of a fund’s bonds and loans, which is a measure of the fund’s price sensitivity expressed in years.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

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Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Directors or Trustees (as the case may be) of each Fund (the “Board,” and each Director or Trustee a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the respective Fund and determining whether to continue such Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Following an initial term with respect to each Fund upon its commencement of operations, the Board reviews the Investment Management Agreement and the Sub-Advisory Agreement on behalf of such Fund and votes to determine whether the respective Advisory Agreement should be renewed. Accordingly, at an in-person meeting held on May 24-26, 2016 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Funds.

During the year, the Board and its Committees met regularly to receive materials and discuss a variety of topics impacting the Funds including, among other things, overall market conditions and market performance, Fund investment performance, brokerage execution, valuation of securities, Rule 12b-1 plans and payments, sub-transfer agency and other payments to financial intermediaries, compliance matters, securities lending, risk management and ongoing initiatives. The Board had established several standing Committees, including the Open-end Fund Committee and Closed-end Fund Committee which permit the Board Members to delve further into the topics particularly relevant to the respective product line and enhance the Board’s effectiveness and oversight of the Funds. The Board also seeks to meet with the Sub-Adviser and its investment team at least once over a multiple year rotation through site visits. The information and knowledge the Board gained throughout the year from the Board and Committee meetings, site visits and the related materials were relevant to the Board’s evaluation of the Advisory Agreements, and the Board took such information into account in its review of the Advisory Agreements.

In addition to the materials received throughout the year, the Board received additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including a description of the services provided by the Adviser and the Sub-Adviser (each, a “Fund Adviser”); a review of fund performance with a detailed focus on any performance outliers; an analysis of the investment teams; an analysis of the fees and expense ratios of the Funds, including information comparing such fees and expenses to that of peer groups; an assessment of shareholder services for the Funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; and information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters.

As part of its annual review, the Board held a separate meeting on April 12-13, 2016 to review the Funds’ investment performance and consider an analysis by the Adviser of the Sub-Adviser examining, among other things, the team’s assets under management, investment performance, investment approach, and the stability and structure of the Sub-Adviser’s organization and investment team. During the review, the Independent Board Members requested and received additional information from management. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel. The Independent Board Members met separately with independent legal counsel without management present and received a memorandum from such counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Independent Board Members’ review of the Advisory Agreements reflected an ongoing process that incorporated the information and considerations that occurred over the years, including the most recent year, as well as the information specifically furnished for the renewal process. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as controlling, but rather the decision reflected the comprehensive consideration of all the information presented. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the initiatives undertaken during the past year by the Adviser. The Board recognized the comprehensive set of services the Adviser provided to manage and operate the Nuveen funds, including (a) product management (such as setting dividends, positioning the product in the marketplace, managing the relationships with the distribution platforms, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment services (such as overseeing sub-advisers and other service providers; analyzing investment performance and risks; overseeing risk management and disclosure; developing and interpreting investment policies; assisting in the development of products; helping to prepare financial statements and marketing disclosures; and overseeing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters; and helping to prepare regulatory filings and shareholder reports); (d) fund Board administration (such as preparing Board materials and organizing and providing assistance

NUVEEN	249

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

for Board meetings); (e) compliance (such as helping to devise and maintain the funds’ compliance program and related testing); and (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities).

The Board reviewed the continued investment the Adviser had made in its business to continue to strengthen the breadth and quality of its services to the benefit of the Nuveen funds. The Board noted the Adviser’s additional staffing in key areas that support the funds and the Board, including in investment services, operations, fund governance, compliance, fund administration, product management, retail distribution and information technology. Among the enhancements to its services, the Board recognized the Adviser’s (a) expanded activities and support required as a result of regulatory developments, including in areas of compliance and reporting; (b) increased support for dividend management; (c) continued investment in its technical capabilities as the Adviser continued to build out a centralized fund data platform, enhance mobility and remote access capabilities, rationalize and upgrade software platforms, and automate certain regulatory liquidity determinations; (d) continued efforts to rationalize the product line through mergers, liquidations and re-positioning of the Nuveen funds with the goal of increasing efficiencies, reducing costs, improving performance and addressing shareholder needs; (e) continued efforts to develop new lines of business designed to enhance the Nuveen product line and meet investor demands; and (f) continued commitment to enhance risk oversight, including the formation of the operational risk group to provide operational risk assessment, the access to platforms which provide better risk reporting to support investment teams, and the development of a new team to initially review new products and major product initiatives. The Board also recognized the Adviser’s efforts to renegotiate certain fees of other service providers which culminated in reduced expenses for all funds for custody and accounting services without diminishing the breadth and quality of the services provided. The Board considered the Chief Compliance Officer’s report regarding the Adviser’s compliance program, the Adviser’s continued development, execution and management of its compliance program, and the additions to the compliance team to support the continued growth of the Nuveen fund family and address regulatory developments.

The Board also considered information highlighting the various initiatives that the Adviser had implemented or continued during the year to enhance or support the open-end fund product line. The Board noted the Adviser’s continued initiatives (a) to develop and offer new outcome-oriented funds; (b) to refine the reports to the Board, including enhanced reporting regarding payments to intermediaries, as well as provide presentations to the Board to keep it apprised of various topics that are relevant to the open-end fund product line (such as marketing initiatives, portfolio analytics and sales results); (c) to modify the contingent deferred sales load structure for Class A shares to be more competitive with peers; (d) to launch a new share class to attract institutional clients; and (e) to change portfolio managers on various funds. The Board recognized that initiatives that attract assets to the Nuveen family of funds benefited the funds as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide arrangement which generally would provide that the management fees of the funds (subject to limited exceptions) are reduced as asset levels for the complex increase. The Board also considered the Adviser’s review of the pricing on its entire open-end fund line which resulted in either a reduction in the contractual management fee, a reduction in a temporary expense cap or a combination thereof for numerous funds in the complex helping to better position such funds for future growth.

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Funds. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. The Board noted that the Adviser recommended the renewal of each Sub-Advisory Agreement.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board considered the long-term and short-term performance history of the Nuveen funds. As noted above, the Board reviewed fund performance at its quarterly meetings throughout the year and took into account the information derived from the discussions with representatives of the Adviser about fund performance at these meetings. The Board also considered the Adviser’s analysis of fund performance with particular focus on any performance outliers and the factors contributing to such performance and any steps the investment team had taken to address performance concerns. The Board reviewed, among other things, each Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2015 (or for such shorter periods available for Nuveen Inflation Protected Municipal Bond Fund (the “Inflation Protected Fund”), which did not exist for part of the foregoing time frame), as well as performance information reflecting the first quarter of 2016.

In evaluating performance information, the Board recognized the following factors may impact the performance data as well as the consideration to be given to particular performance data:

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

250	NUVEEN

•	Shareholders evaluate performance based on their own holding period which may differ from the performance period reviewed by the Board, leading to different performance results.

•	Open-end funds offered multiple classes and the performance data provided for open-end funds was based on Class A shares. The performance of the other classes of a fund, however, should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The Board recognized the difficulty in establishing appropriate peer groups and benchmarks for certain funds, including the Inflation Protected Fund. The Board noted that management classified the Performance Peer Groups as low, medium and high in relevancy and took the relevancy of the Performance Peer Group into account when considering the comparative performance data. If the Performance Peer Group differed somewhat from a fund, the Board recognized that the comparative performance data may be of limited value. The Board also recognized that each fund operated pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark and that these variations lead to differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board was aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser and applicable sub-adviser manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

For Nuveen All-American Municipal Bond Fund (the “All-American Fund”), the Board noted that the Fund ranked in its Performance Peer Group in the first quartile in the one-, three- and five-year periods and outperformed its benchmark in each of such periods. The Board determined that the Fund’s performance had been favorable.

For the Inflation Protected Fund, the Board noted that the Fund ranked in its Performance Peer Group in the fourth quartile and underperformed its benchmark in the one- and three-year periods. In reviewing the comparative performance data, the Board recognized that the peer group was classified as low relevancy due to the Fund’s unique inflation hedge mandate. The Board focused on the Fund’s challenged performance and noted that the Fund’s use of certain swaps was the main driver of underperformance relative to its peers and the benchmark. The Board will continue to monitor the Fund’s progress in improving performance.

For Nuveen Intermediate Duration Municipal Bond Fund (the “Intermediate Duration Fund”), the Board noted that, although the Fund underperformed its benchmark in the one-, three- and five-year periods, the Fund ranked in its Performance Peer Group in the first quartile in the one- and three-year periods and the second quartile in the five-year period. The Board also noted the Fund’s positive absolute performance in the one-, three-, and five-year periods. The Board determined that the Fund’s performance had been satisfactory.

For Nuveen Limited Term Municipal Bond Fund (the “Limited Term Fund”), the Board considered that the Fund ranked in its Performance Peer Group in the third quartile in the five-year period, the second quartile in the three-year period and the first quartile in the one-year period. The Fund, however, narrowly underperformed its benchmark in the one-, three- and five-year periods. The Board determined that the Fund’s performance had been satisfactory.

For Nuveen Short Term Municipal Bond Fund (the “Short Term Fund”), although the Fund narrowly underperformed its benchmark in the one-, three- and five-year periods, the Board noted that the Fund ranked in its Performance Peer Group in the first quartile in each of such periods. The Board also noted the Fund’s absolute positive performance for the one-, three- and five-year periods. The Board determined that the Fund’s performance had been favorable.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund. The Board reviewed, among other things, the gross and net management fees and net total expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and also in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) and to a more focused subset in the Peer Universe (the “Peer Group”), each selected by an independent third-party fund data provider. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group.

In their evaluation of the management fee schedule, the Independent Board Members considered the fund-level and complex-wide breakpoint schedules, as described in further detail below. The Independent Board Members also took into account any fee waivers and/or expense reimbursements provided by Nuveen. In this regard, as noted above, the Board considered that management recently completed a review of the pricing of its open-end funds which resulted in the reduction of management fees and/or expense caps of various open-end funds. The Independent Board Members considered that the foregoing changes were estimated to result in significant savings to such funds either through a reduction in advisory fees paid or an increase in the fee waivers absorbed by Nuveen.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; and differences in services provided can impact the usefulness of the comparative data in helping to assess the appropriateness of a fund’s fees and expenses. In addition, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers, the Board generally considered the fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Board reviewed the net expense ratio in recognition that the net expense ratio generally best represented the net experience of the shareholders of a fund as it directly reflected the costs of investing in the respective fund. The Board noted that the majority of the Nuveen funds had a net expense ratio near or below the average of the respective peers. For funds with a net expense ratio of 6 basis points or higher than their respective peer average, the Independent Board Members reviewed the reasons for the outlier status and were satisfied with the explanation for the difference or with any steps taken to address the difference.

The Board noted that the All-American Fund, the Inflation Protected Fund and the Limited Term Fund each had a net management fee and a net expense ratio below its respective peer average, the Intermediate Duration Fund had a net management fee in line with its peer average and a net expense ratio below its peer average, and the Short Term Fund had a net management fee and a net expense ratio in line with its respective peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the fee rates for other types of clients advised or sub-advised by the respective Fund Adviser. For the Adviser and/or the Sub-Adviser, such other clients may include municipal separately managed accounts and passively managed exchange traded funds (ETFs).

The Board recognized that each Fund had an affiliated sub-adviser. With respect to affiliated sub-advisers, including the Sub-Adviser, the Board reviewed, among other things, the range of advisory fee rates and average fee rate assessed for the different types of clients. The Board reviewed information regarding the different types of services provided to the Funds compared to that provided to these other clients which typically did not require the same breadth of day-to-day services required for registered funds. The Board further considered information regarding the differences in, among other things, the distribution systems, investment policies, investor profiles, and account sizes between the Nuveen funds and the other types of clients. In addition, the Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may also vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and funds.

The Board also was aware that, since the Funds had a sub-adviser, each Fund’s management fee reflected two components, the fee retained by the Adviser for its services and the fee the Adviser paid to the Sub-Adviser. The Board noted that many of the administrative services provided to support the Funds by the Adviser may not be required to the same extent or at all for the institutional clients or other clients. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members concluded such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities on an absolute basis and in comparison to other investment advisers. The Independent Board Members reviewed, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2015. The Independent Board Members also noted that the sub-advisory fees for the Funds are paid by the Adviser, however, the Board recognized that the Sub-Adviser is affiliated with Nuveen. In their review, the Independent Board Members recognized that profitability data is rather subjective as various allocation methodologies may be reasonable to employ but yet yield different results. The Board also reviewed the results of certain alternative methodologies. The Board considered the allocation methodology employed to prepare the profitability data as well as a summary of the refinements to the methodology that had been adopted over the years which may limit some of the comparability of Nuveen’s revenue margins over time. Two Independent Board Members also served as point persons for the Board throughout the year to review and discuss the methodology employed to develop the profitability analysis and any proposed changes thereto and to keep the Board apprised of such changes during the year. In reviewing the

252	NUVEEN

profitability data, the Independent Board Members noted that Nuveen’s operating margin as well as its margins for its advisory activities to the Nuveen funds for 2015 were consistent with such margins for 2014.

The Board also considered Nuveen’s adjusted operating margins compared to that of other comparable investment advisers (based on asset size and composition) with publicly available data. The Independent Board Members recognized, however, the limitations of the comparative data as the other advisers may have a different business mix, employ different allocation methodologies, have different capital structure and costs, may not be representative of the industry or other factors that limit the comparability of the profitability information. Nevertheless, the Independent Board Members noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, as the Adviser is a wholly-owned subsidiary of Nuveen which in turn is an operating division of TIAA Global Asset Management, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA-CREF”), the Board reviewed a balance sheet for TIAA-CREF reflecting its assets, liabilities and capital and contingency reserves for the last two calendar years to have a better understanding of the financial stability and strength of the TIAA-CREF complex, together with Nuveen.

Based on the information provided, the Independent Board Members noted that the Adviser appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds.

With respect to the Sub-Adviser, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2015. The Independent Board Members also reviewed profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2015.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members determined that the Adviser’s and the Sub-Adviser’s levels of profitability were reasonable in light of the respective services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized with respect to the management of the funds, and the Independent Board Members considered the extent to which these economies are shared with the funds and their shareholders. Although the Independent Board Members recognized that economies of scale are difficult to measure with precision, the Board noted that there were several acceptable means to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waiver and expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the funds. With respect to breakpoints, the Independent Board Members noted that, subject to certain exceptions, the funds in the Nuveen complex, including the Funds, pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component. The fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the funds in the Nuveen complex combined grow. The complex-wide fee arrangement was designed to capture economies of scale achieved when total fund complex assets increase, even if the assets of a particular fund are unchanged or decrease. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds should benefit if these costs were spread over a larger asset base.

The Independent Board Members reviewed the breakpoint and complex-wide schedules and any savings achieved from expense caps (as applicable), fund-level breakpoints and complex-wide fee reductions for the 2015 calendar year for the funds. In this regard, the Independent Board Members noted that additional economies of scale were shared with shareholders of the Inflation Protected Fund through its temporary and permanent expense caps and with shareholders of the Intermediate Duration Fund through its permanent expense cap.

In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the Nuveen funds. The Independent Board Members noted, among other things, the additions to groups who play a key role in supporting the funds including in fund administration, operations, fund governance, investment services, compliance, product management, retail distribution and technology. The Independent Board Members also recognized the investments in systems necessary to manage the funds including in areas of risk oversight, information technology and compliance.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

E. Indirect Benefits

The Independent Board Members received and considered information regarding other additional benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Funds, including compensation paid to affiliates and research received in connection with brokerage transactions (i.e., soft dollar arrangements). In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the Funds’ principal underwriter and may receive compensation therefore from, among other things, sales charges, distribution fees and shareholder services fees (which included fees received pursuant to any 12b-1 plan). The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered that the Funds’ portfolio transactions are allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received through soft-dollar arrangements. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that any such research may benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

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Notes

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Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them. As an operating division of TIAA Global Asset Management, Nuveen provides access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages $244 billion in assets as of September 30, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-NAT-1016D        21471-INV-B-12/17

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By	(Signature and Title)	/s/ Kathleen L. Prudhomme
Kathleen L. Prudhomme Vice President and Secretary

Date: January 9, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer Chief Administrative Officer (principal executive officer)

Date: January 9, 2017

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: January 9, 2017